As filed with the Securities and Exchange Commission on April 27, 2012

1933 Act Registration No. 33-11023
1940 Act Registration No. 811-03996

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-4

REGISTRATION STATEMENT
UNDER
THE SECURITIES ACT OF 1933  ☒

POST-EFFECTIVE AMENDMENT NO. 40  ☒

AND/OR

REGISTRATION STATEMENT
UNDER
THE INVESTMENT COMPANY ACT OF 1940  ☒

AMENDMENT NO. 41  ☒

MUTUAL OF AMERICA SEPARATE ACCOUNT NO. 2

(Exact Name of Registrant)

MUTUAL OF AMERICA LIFE INSURANCE COMPANY

(Name of Depositor)

320 Park Avenue New York, New York 10022-6839

(Address of Depositor’s Principal Executive Office Including Zip Code)

Depositor’s Telephone Number, Including Area Code: (212) 224-1600

Thomas L. Martin

Executive Vice President and Deputy General Counsel

Mutual of America Life Insurance Company

320 Park Avenue

New York, New York 10022-6839

(Name and Address of Agent for Service)

Approximate Date of Proposed Public Offering:

As soon as practicable after the effective date of the Registration Statement.

It is proposed that this filing will become effective (check appropriate space)

☐        immediately upon filing pursuant to paragraph (b) of Rule 485

☒       on May 1, 2012 pursuant to paragraph (b) of Rule 485

☐        60 days after filing pursuant to paragraph (a) of Rule 485

☐        on May 1, 2012 pursuant to paragraph (a) of Rule 485

CROSS-REFERENCE SHEET

(File No. 33-11023, Thrift Plan Contracts)

Form N-4 Item		Prospectus Caption

PART A

1.	Cover Page	Cover Page

2.	Definitions	Definitions We Use in this Prospectus

3.	Synopsis	Table of Annual Expenses

4.	Condensed Financial Information	Appendix A: Unit Value Information for the Separate Account Funds; Performance Information for the Separate Account Funds

5.	General Description of Registrant, Depositor, and Portfolio Companies	About Mutual of America and the Separate Account; Underlying Funds in which Our Separate Account Invests; Your Voting Rights for Meetings of the Underlying Funds; Administrative Matters

6.	Deductions	Table of Annual Expenses; Charges You or Your Employer Will Pay

7.	General Description of Variable Annuity Contracts	Purchasing a Contract and Making Contributions; Your Account Balance in the Separate Account Funds; Our General Account; Where to Contact Us and Give Us Instructions

8.	Annuity Period	You May Obtain an Annuity with Your Account Balance

9.	Death Benefit	Our Payment of Account Balance to You or a Beneficiary—Death Benefit during the Accumulation Period

10.	Purchases and Contract Value	Purchasing a Contract and Making Contributions; Your Account Balance in the Separate Account Funds; Our General Account

11.	Redemptions	Your Account Balance in the Separate Account Funds; Our Payment of Account Balance to You or a Beneficiary; Where to Contact Us and Give Us Instructions

12.	Taxes	Federal Tax Information for Participants

13.	Legal Proceedings	N/A (see Statement of Additional Information)

14.	Table of Contents of the Statement of Additional Information	Our Statement of Additional Information

Statement of Additional Information Caption

PART B

15.	Cover Page	Cover Page

16.	Table of Contents	Table of Contents

17.	General Information and History	N/A

18.	Services	N/A

19.	Purchases of Securities Being Offered	Distribution of the Contracts

20.	Underwriters	Distribution of the Contracts

21.	Calculation of Performance Data	Yield and Performance Information

22.	Annuity Payments	N/A

23.	Financial Statements	Financial Statements

PROSPECTUS OF

MUTUAL OF AMERICA SEPARATE ACCOUNT NO. 2

THRIFT PLAN CONTRACTS  THRIFT
  MAY 1, 2012

This should be read together with the Summary Prospectuses of:

Mutual of America Investment Corporation

Equity Index Fund  Page

All America Fund  Page

Small Cap Value Fund  Page

Small Cap Growth Fund  Page

Mid Cap Value Fund  Page

Mid-Cap Equity Index Fund  Page

Composite Fund  Page

International Fund  Page

Money Market Fund  Page

Mid-Term Bond Fund  Page

Bond Fund  Page

Retirement Funds:

Retirement Income Fund  Page

2010 Retirement Fund  Page

2015 Retirement Fund  Page

2020 Retirement Fund  Page

2025 Retirement Fund  Page

2030 Retirement Fund  Page

2035 Retirement Fund  Page

2040 Retirement Fund  Page

2045 Retirement Fund  Page

2050 Retirement Fund

Allocation Funds:

Conservative Allocation Fund  Page

Moderate Allocation Fund  Page

Aggressive Allocation Fund  Page

Fidelity Investments® Variable
Insurance Products Funds:

Equity-Income Portfolio  Page

Asset Manager Portfolio  Page

Contrafund® Portfolio  Page

Mid Cap Portfolio  Page

Vanguard Variable Insurance Fund:

Diversified Value Portfolio  Page

International Portfolio  Page

DWS Variable Series I:

Bond VIP  Page

Capital Growth VIP  Page

International VIP  Page

Oppenheimer Main Street Fund®/VA  Page

American Century VP Capital
Appreciation Fund  Page

Calvert VP

SRI Balanced Portfolio  Page

MUTUAL OF AMERICA
LIFE INSURANCE COMPANY

Our privacy policy is on page 61 of this booklet.

PROSPECTUS

Thrift Plan Contracts—

Variable Accumulation Annuity Contracts

For Thrift Plans

Issued By

Mutual of America Life Insurance Company

320 Park Avenue, New York, New York 10022-6839
Through its

Separate Account No. 2

The Contracts—We offer group variable accumulation annuity contracts ("Contracts") for use by thrift plans or arrangements ("Plans") of employers in the not-for-profit field (or their associations or trusts) and other for-profit employers to assist with retirement and long-term financial planning. This prospectus also includes 401(k) plan contracts. The Contracts are only available to employers who sponsor a Plan and not to individuals. A Plan must:

•  be qualified under Section 401(a) (including Section 401(k)) of the Code, or

•  meet the requirements of Section 403(b) of the Code.

Participants—A Participant or you means a participating employee under a Contract.

Contributions—You make Contributions to your Account Value, and your employer may make Contributions on your behalf, depending on the Plan. Contributions are in the amounts and at the frequency you choose, subject to restrictions in the Plan and under federal tax law provisions.

A Contract can help you accumulate funds for retirement and other long-term financial needs. You may apply your Account Value to provide fixed monthly Annuity Payments that begin at a future date you select.

Investment Alternatives for Your Account—You may allocate your Account Value to any of the Funds of Mutual of America Separate Account No. 2 or to our General Account, unless your Plan restricts allocations. You may transfer all or any part of your Account Value among the available Investment Alternatives at any time, without charge. The Separate Account Funds invest in similarly named funds or portfolios of mutual funds ("Underlying Funds"), which currently are:

•  Mutual of America Investment Corporation ("Investment Company"): Equity Index, All America, Small Cap Value, Small Cap Growth, Mid Cap Value, Mid-Cap Equity Index Fund, Composite, International, Money Market, Mid-Term Bond, Bond, Conservative Allocation, Moderate Allocation, Aggressive Allocation (together, these three Funds may be referred to as the "Allocation Funds"), Retirement Income, 2010 Retirement, 2015 Retirement, 2020 Retirement, 2025 Retirement, 2030 Retirement, 2035 Retirement, 2040 Retirement, 2045 Retirement, and 2050 Retirement Funds (together, these ten Funds may be referred to as the "Retirement Funds");

•  Fidelity Investments® Variable Insurance Products ("Fidelity VIP") Funds: Equity-Income, Asset Manager, Contrafund®, and Mid Cap Portfolios;

•  Vanguard Variable Insurance Fund: Diversified Value Portfolio and International Portfolio.

•  DWS Variable Series I: Bond VIP, Capital Growth VIP and International VIP;

•  Oppenheimer Funds: Oppenheimer Main Street Fund® V/A;

•  American Century Variable Portfolios, Inc.: American Century VP Capital Appreciation Fund; and

•  Calvert VP: SRI Balanced Portfolio. (Formerly named Calvert Variable Series, Inc., Social Balanced Portfolio)

We do not guarantee the investment performance of any Separate Account Fund. You have the entire investment risk, including the risk of a decline in value, for amounts you allocate to a Separate Account Fund. The Underlying Funds, and therefore the Separate Account Funds, will have varying investment returns and performance.

We pay a fixed rate of interest on your Account Value in the General Account, and we change the rate from time to time. This Prospectus describes the Separate Account Fund Investment Alternatives. There is a brief description of the General Account under "Our General Account".

Statement of Additional Information—You may obtain at no charge a Statement of Additional Information (SAI), dated the same date as this Prospectus, about the Contracts and the Separate Account by writing to us at the address at the top of this page or by calling 1-800-468-3785. We have filed the SAI with the Securities and Exchange Commission (SEC) and it is incorporated into this Prospectus by reference. The table of contents for the SAI is at the end of this Prospectus for your review.

Prospectuses—Employers should read this Prospectus before purchasing a Contract and you should read this Prospectus before electing to become a Participant, and you should keep it for future reference. This Prospectus is not valid unless the summary prospectuses of the Underlying Funds, which you also should read, are distributed with it. We distribute the summary prospectuses for the Underlying Funds with this Prospectus, and you should read them for complete information about the Underlying Funds. If you cannot locate the summary prospectuses of the Underlying Funds, which are bound together with this Prospectus, please write to us at the address at the top of this page or call 1-800-468-3785 to request one.

•  Capitalized terms unless otherwise defined in the text are described in the section captioned "Definitions We Use in this Prospectus", and throughout the Prospectus.

The SEC has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

Dated May 1, 2012

This Prospectus is not an offering in any jurisdiction where we may not lawfully offer the Contracts for sale. We have not authorized any person to give any information or to make any representations about the Contracts other than those in this Prospectus. A prospective purchaser who receives unauthorized information or representations must not rely on them to make any purchase decision.

TABLES OF ANNUAL EXPENSES

The following tables describe the fees and expenses that you will pay upon becoming a Participant, while you are a Participant, and upon transfer or surrender of your Account Value. State Premium Taxes may also be deducted, but we do not currently deduct them. State premium taxes vary and generally are between 0.5%-4.5%.

I.  The first table describes fees and expenses you will pay when you become a Participant, when you surrender your Contract or participation interest or when you transfer your Account Value among Investment Alternatives.

	Maximum	Current
Participant Transaction Expenses
Sales Load on Purchases	0%	0%
Deferred Sales Load	0%	0%
Surrender Fees	0%	0%
Exchange Fees	0%	0%

II.  The next table describes the fees and expenses you will pay periodically during the time that you are a Participant, not including Underlying Fund fees and expenses.

		403(b), 401(a), 401(k)
	403(b), 401(a), 401(k) Maximum	Standard		Tier 1 Reduced Fees (3)		Tier 2 Reduced Fees (3)
Annual Contract Fee	$24	$24	(1)	$24	(1)	$24	(1)
Separate Account Annual Expenses (as a percentage of average net assets)
Expense Risk Fee	up to 2.00%	.20%		.20%		.20%
Administrative Charges	up to 2.00%	.50%		.15	%(3)	.20	%(3)
Distribution Expense Charge	up to 2.00%	.50%		.15	%(3)	.20	%(3)
Total Separate Account Annual Expenses	2.00%	1.20	%(4)	.50	%(3)(4)	.60	%(3)(4)

Loan Charges and Interest—403(b) 401(a) and 401 (k) (2)

Collateralized Loans		Uncollateralized Loans
		Payroll Deduction	Home Billing
Loan Interest	3%	Prime Rate +1%	Prime Rate +1%
Origination Fees	$0	$75	$350
Annual Loan Fees	$0	$15	$0

(1)  Annual Contract Fee. The Annual Contract Fee of $24.00 is charged at a rate of $2 per month. When referring to the monthly installment of the Annual Contract Fee we use the term "Monthly Participant Charge". Unless you use eDocuments, a feature that offers Participants a way to electronically receive communications and reports (See "Definitions we use in this Prospectus" for a description of eDocuments) you pay the lesser of a monthly amount of $2.00, or 1/12 of 1.00% of your Account Value. If you have a Designated Roth Account, the fee will be deducted from your contributions and earnings portions of such account on a pro rata basis. An employer may elect to pay your monthly charges, in which case we do not deduct the Monthly Participant Charge. We currently do not impose this charge each month if you meet the conditions listed in "Charges You or Your Employer Will Pay—Monthly Participant Charge."

(2)  The current loan interest rate for collateralized loans made in the second quarter of 2012 is 3.00%, which represents the difference between the interest charged on a loan of 5.25%, and the maximum credited rate of 2.25% for certain accounts. For Collateralized Loans (non-trusteed loans) the Loan Rate is 3% higher than the interest rate we credit to amounts held in the General Account as collateral for the loan and there are no origination or maintenance fees. The amount held in the General Account as collateral for a collateralized loan must be equal to 120% of the loan amount. For uncollateralized loans, where a Trustee has been appointed, (a) for loans repaid by payroll deduction we charge an origination fee of $75.00 and an annual fee of $15.00 per year and (b) for loans paid through home billing we charge an origination fee of $350.00. The origination fees, and the annual fees through the stated maturity of an uncollateralized loan repaid by payroll deduction, are collected at the time the loan is originated and deducted from the loan proceeds. The loan amount is withdrawn from your Account Value and you pay interest at the Prime Rate +1% to your Account. In such case, we do not receive any portion of the interest paid. See "Loans" for more details.

(3)  Reduced Fees. Plans may become eligible for the Tier 1 Reduced Fee and Tier 2 Reduced Fee if they have minimum amounts of assets in the Separate Account ($2 million for the Tier 2 Reduced Fee and$5 million for the Tier 1 Reduced Fee) and satisfy the other criteria specified in "Charges You or Your Employer Will Pay" and "Charges Under the Contracts."

(4)  Adviser Reimbursements. All Plans with assets invested in the American Century VP Capital Appreciation Fund and Fidelity VIP Funds, without any requirement that they have a minimum amount of assets in the Separate Account, qualify for a reduction in the fees they pay equal to reimbursements we receive from service providers to those funds. The investment adviser for the American Century VP Capital Appreciation Fund reimburses us at an annual rate of 0.25% for administrative expenses, and the transfer agent and distributor for the four Fidelity VIP Funds reimburse us at an annual rate of 0.10% for certain services we provide. The effect of the reimbursements on all Plans is more specifically discussed under "Charges You or Your Employer Will Pay" and "Charges under the Contracts."

III.  Underlying Fund Expenses. The next table shows the minimum and maximum total operating expenses charged by the Underlying Funds that you may pay during the time that you are a Participant. (Underlying Fund expenses may vary from year to year.) These are based on the actual charges incurred by the Underlying Funds during 2011 before any expense reimbursement. You should refer to the summary prospectus of each Underlying Fund for more details concerning the Underlying Fund's fees and expenses.

	Maximum	Minimum
Total Annual Underlying Fund Operating Expenses (expenses deducted from Underlying Fund assets, including management fees and other expenses, as a percentage of average net assets)	1.01%	.23%

Example

The Example below is intended to help you compare the cost of being a Participant with the cost of investing in other variable annuity contracts if we were to raise our current fees and expenses to the maximum amounts. These costs include Participant transaction expenses, Contract fees, Separate Account annual expenses and Underlying Fund fees and expenses. The Example assumes that you invest $10,000 under a Contract for the time periods indicated and that your investment has a 5% annual rate of return each year.

We do not impose a surrender charge when you make a withdrawal of Account Value. As a result, the expenses would be the same whether or not you surrender the Account Value, or apply the Account Value for the purchase of an annuity (annuitize), at the end of the applicable time period.

Example Based on Maximum Costs. This example also assumes the maximum fees and expenses of the Underlying Funds during 2011, with the maximum Annual Contract Fee and the maximum Separate Account Annual Expenses shown in the Table of Expenses. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
403 (b)/401(a)/(k) Maximum(1)	$326	$1,028	$1,802	$4,102

(1) Assumed Annual Contract Fee of $17.27 per $10,000 of Separate Account value and an average account balance of $13,895.

Accumulation Unit Values for the Separate Account Funds

For information about the Accumulation Unit values of each of the Separate Account Funds over a period of time, you should see Appendix A to this Prospectus. The Unit values reflect the investment performance and expenses of the Underlying Funds and the charges we assess on the assets of the Separate Account Funds. You may obtain a copy of the Separate Account's most recent annual financial statements by calling us at 1-800-468-3785.

SUMMARY OF INFORMATION IN THIS PROSPECTUS

The discussion below is a summary of information in the Prospectus. The references in the Summary direct you to particular sections in the Prospectus where you will find more detailed explanations. This Prospectus describes all of the Contracts, and their material features and benefits, and your rights and obligations under such Contracts.

Contracts We Offer

We offer the Contracts in connection with employer-sponsored plans to assist with retirement and long-term financial planning by both for-profit and not-for-profit employers and their employees. Refer to "Purchasing a Contract and Making Contributions—Purchase of a Contract; Participation." The types of thrift plans or arrangements for which we will issue a Contract are:

1.  403(b) Thrift Contract (called a Thrift Plan or a 403(b) Thrift Plan).

We issue Contracts to Employers to fund annuity purchase arrangements that meet the requirements of Section 403(b) of the Code. A Contractholder must be a tax-exempt organization under Code Section 501(c)(3) or an eligible public school or college, or an association that represents that type of tax-exempt organization or eligible public school or college or its employees.

Under a 403(b) Thrift Plan Contract, you ordinarily make Contributions through a voluntary salary reduction arrangement, and your Contributions are "pre-tax". If permitted by your Employer's Plan, you may also make Designated Roth Contributions. Such Contributions are made "after-tax." If certain rules under the code are satisfied, distributions of Designated Roth Contributions and any earnings thereon, will be tax-free. Your Employer may match all or part of these Contributions, under a fixed matching formula (such as a set percentage). You may make additional Contributions that your Employer does not match, subject to limits contained in the Code, or the Plan. An Employer may make non-matched Contributions, and a formula set forth in the Plan will determine how those Contributions are allocated to Participants. Some Plans permit only Employer Contributions. Your Employer's Plan may require that you be automatically enrolled if you fail to make an affirmative election, to opt out of the participation in the Plan by a specified date. In that event, the Employer would provide advance written notice of the automatic enrollment provision, including the date that contributions would commence and the default investment fund to which contributions would be applied.

For federal income tax purposes, you may exclude Contributions from gross income within the limits provided under Section 403(b).

2.  401(a) Thrift Plan or 401(k) Profit Sharing Plan.

We issue Contracts to fund annuity benefits under retirement plans that qualify for special federal income tax treatment under Section 401(a) of the Code, including retirement plans that also meet the requirements of Section 401(k) of the Code. A Contractholder typically is an Employer that has adopted a 401(a) Plan, although the Contractholder may be the trustees of the Plan if a Plan provides for a trust.

Depending on the type of Plan, you make Contributions:

•  For 401(a) Plans through a voluntary payroll deduction arrangement with the Employer, where the Contributions are "after-tax" (but not Designated Roth Contributions), meaning you may not deduct or exclude them from your gross income, or

•  For 401(k) Plans through a salary reduction agreement with the Employer, where the Contributions are "pre-tax", meaning you may exclude them from your gross income within the limits of Code Section 401(k).

•  For 401(k) Plans, if permitted by your Employer's Plan, you may also make Designated Roth Contributions.

The Employer may match all or a portion of your Contributions, under a specific matching Contribution formula (such as a set percentage). You may make additional Contributions that your Employer does not match. An Employer also may specify or annually declare a non-matched amount to be allocated among Participants under a specific formula set forth in the Plan. Your Employer's Plan may require that you be automatically enrolled if you fail to make an affirmative election, by a specified date, not to participate in the Plan. In that event, the Employer would provide advance written notice of the automatic enrollment provision, including the date that contributions would commence and the default investment fund to which contributions would be applied.

We also issue Contracts to fund defined contribution pension and profit-sharing plans that qualify under Code Section 401(a), and some of these Plans may provide for Employer Contributions only.

Contributions during the Accumulation Period

Your Contributions and your Employer's Contributions on your behalf may be in the amounts and made at the times a Plan permits or requires. Your Contributions also must be in the amounts and at a frequency the Employer agrees to, based on your payroll period.

Minimum Required. Your Plan may specify a minimum amount of Contributions.

Limits on Amounts. The maximum annual Contributions are the amounts permitted under the Code for the type of Plan or arrangements funded by the Contract. Refer to "Purchasing a Contract and Making Contributions—Payment of Contributions" and "Federal Tax Information".

Investment Alternatives for Your Account Value

You may allocate Contributions among the Investment Alternatives, subject to any restrictions contained in your Employer's Plan. At any time, you may change your allocation instructions for future Contributions and transfer all or part of your Account Value among the available Investment Alternatives.

The General Account. We pay interest on the portion of your Account Value allocated to our General Account at a rate of interest determined from time to time by us. We have the full investment risk for amounts you allocate to the General Account. We sometimes refer to the General Account as the Interest Accumulation Account.

This Prospectus serves as a disclosure document for the Separate Account Investment Alternatives under the Contracts. Refer to "Our General Account" for a brief description of the General Account.

The Separate Account. The Separate Account has Funds, or sub-accounts. The name of each Fund corresponds to the name of its Underlying Fund. When you allocate Contributions or transfer Account Value to a Separate Account Fund, the Fund purchases shares in its Underlying Fund. A Separate Account Fund is called a "variable option", because you have the investment risk that your Account Value in the Fund will increase or decrease based on the investment performance of the Underlying Fund.

Underlying Funds

The Separate Account Funds currently invest in thirty-six Underlying Funds, which have different investment objectives, investment policies and risks. Please refer to "Underlying Funds in which Our Separate Account Invests" for more information about the Underlying Funds' investment objectives, and to the prospectuses of the Underlying Funds that are distributed with this Prospectus.

Charges under the Contracts

We deduct several charges from the net assets of each Separate Account Fund. Refer to "Charges You or Your Employer Will Pay". Plans with assets in the Separate Account are eligible for the Tier 2 Reduced Fee ($2 million in assets) or the Tier 1 Reduced Fee ($5 million in assets) as discussed in more detail below and in "Charges You or Your Employer Will Pay". In addition, all Plans with assets invested in the American Century VP Capital Appreciation Fund and the Fidelity VIP Funds, without any requirement that they have a minimum amount of assets in the Separate Account, qualify for a reduction in the Annual Separate Account Expenses equal to the reimbursement we receive from service providers to those funds, as is discussed in more detail below and in "Charges You or Your Employer Will Pay".

Together, these charges are referred to as the Total Separate Account Annual Expenses. The Total Separate Account Annual Expenses are:

The standard charges, totaling 1.20%, subject to reduction as noted below for assets in the American Century VP Capital Appreciation Fund and Fidelity VP Funds, include:

•  An administrative expense charge at an annual rate of 0.50%, and is reduced by reimbursements from certain fund advisers. See "Charges You or Your Employer Will Pay";

•  A charge at an annual rate of 0.50% for expenses related to the distribution of the Contracts; and

•  A charge at an annual rate of 0.20% for assuming certain expense risks under the Contracts.

Tier 1 Reduced Fees. The standard Annual Separate Account Expense is 1.20% and the Tier 1 Reduced Fee is 0.50% for Plans remitting Contributions and using Hotline Plus, an online benefits administration system that allows employers to log on to a secure website to perform many administrative tasks (See "Definitions we use in this Prospectus" for a definition of Hotline Plus), and the Plan has assets in the Separate Account of at least $5 million. For more important details about eligibility for Tier 1 Reduced Fees, loss of eligibility for Tier 1 Reduced Fees and the effect of the Tier 1 Reduced Fees on fees for assets invested in the American Century VP Capital Appreciation Fund and Fidelity VIP Funds, see Charges You or Your Employer Will Pay.

Tier 2 Reduced Fees. The standard Annual Separate Account Expense is 1.20%, and the Tier 2 Reduced Fee is 0.60% for Plans remitting Contributions and using Hotline Plus and the Plan has assets in the Separate Account of at least $2 million. For more important details about eligibility for Tier 2 Reduced Fees, loss of eligibility for Tier 2 Reduced Fees and the effect of the Tier 2 Reduced Fees on fees for assets invested in the American Century VP Capital Appreciation Fund and Fidelity VIP Funds, see Charges You or Your Employer Will Pay.

Aggregation Rule. Prior to July 1, 2012, solely for purposes of determining whether a Plan's assets in this Separate Account meet the eligibility criteria for the Tier 1 Reduced Fees or Tier 2 Reduced Fees, the term "Employers" includes any entity affiliated with an Employer that is participating in the Employer's Plan; however, each such affiliated entity must also be currently remitting premiums using Hotline Plus in order to be eligible for the Tier 1 Reduced Fees or the Tier 2 Reduced Fees, as the case may be, applicable to the Employer. Commencing on July 1, 2012, any entity affiliated with an Employer that is participating in the Employer's Plan, will be eligible for the Tier 1 Reduced Fees or Tier 2 Reduced Fees provided that the aggregated Separate Account assets of the Employer and the affiliated entities in the Employer's Plan meet the eligibility criteria for the Tier 1 Reduced Fees or Tier 2 Reduced Fees and the Employer's Plan is remitting premiums using Hotline Plus.

Annual Contract Fees. Unless you have consented to use eDocuments, a feature that offers Participants a way to electronically receive communications and reports (see "Definitions we use in this Prospectus" for a definition of eDocuments), we also deduct from your Account Value an Annual Contract Fee on a monthly basis. The monthly charge is $2.00 if you have an Account Value of $2,400 or more during the month, or 1/12 of 1% of the Account Value (which will be less than $2.00) if your Account Value is less than $2,400 in any month. We do not impose the Annual Contract Fee on a monthly basis for any month in which a Plan has 500 or more Participants with Account Values in the Plan under the Contract or has at least $5 million in Contract assets as of the last day of the month and is using our Hotline Plus system. For purposes of meeting the $5 million threshold to qualify for this waiver, certain approved national and affiliated plans are aggregated. We also do not impose the Annual Contract Fee on a monthly basis for any month that your Account Value at the end of the month is less than $300. We also impose the Annual Contract Fee on a monthly basis for Participants who do not elect to use eDocuments or who discontinue using eDocuments, but we do not impose it for Participants meeting the conditions listed in "Charges You or Your Employer Will Pay—Monthly Participant Charges." Refer to "Charges You or Your Employer Will Pay—Monthly Participant Charges."

Loan Charges. If your Employer's Plan allows participant loans, you may borrow using your Account Value. See Loans. If you are permitted to borrow against your Account Value under your Employer's Plan and you choose to take a loan from your Account Value, the current loan interest rate for collateralized loans is 3.00%, which represents the difference between the interest charged on a loan and the maximum credited rate for collateral held in the General Account. You may incur charges and fees, in addition to interest at a rate of 3% higher than the interest rate we credit to amounts in the General Account held for a collateralized loan (collateralized loans are non-trusteed loans) or the prime rate + 1% for trusteed loans. For a collateralized (non-trusteed) loan there are no origination or other fees. For trusteed loans (uncollateralized loans) there are fees based on the method of repayment, as explained in more detail in your Contract:

•  For payroll deduction loan payments there is a $75 origination fee and a $15 annual fee.

•  For home billing there is a $350 origination fee, and no annual fee.

For collateralized loans, the amount held in the General Account as collateral must equal 120% of the loan amount.

Expenses of the Underlying Funds. A Separate Account Fund's value is based on the shares it owns of the Underlying Funds. As a result, the investment management fees and other expenses the Underlying Funds pay will impact the value of the Separate Account Funds. You should refer to the prospectuses of the Underlying Funds for a complete description of their fees and expenses.

Employer Charges

We provide varying levels of Plan-related administrative services to Employers that have adopted 401(k), 401(a) and 403(b) Plans and charge such Employers sponsoring 401(k), 401(a) and 403(b) Plans a monthly fee subject to a waiver, if applicable. The fees charged to Employers for such administrative services will vary based on the service model selected by the Employer. The specific services and all applicable charges will be set forth in notices to Employers.

Transfers and Withdrawals of Account Value

During the Accumulation Period, you may transfer all or a portion of your Account Value among the Investment Alternatives, unless your Plan limits transfers or restricts Contributions to only the General Account. If you have a loan under a Plan secured by all or part of your Account Value, we restrict your transfer or withdrawal from the General Account of the loan collateral security amount. Amounts held in a Designated Roth Account cannot serve as collateral for a loan. In certain 401(k) Plans, loans may be made under a trust, which may not be secured by any amounts held under a contract. Refer to "Our Payment of Account Value to You or a Beneficiary—Your Right to Transfer Among Investment Alternatives".

During the Accumulation Period, you may withdraw all or a portion of your Account Value under the circumstances set forth in the Code and the Plan. You generally may not withdraw your Account Value until you have reached the age of 59 1/2 or terminated employment with the Employer. If you are married, you may need the consent of your Eligible Spouse in order to make a withdrawal. We may take up to seven days following receipt of your withdrawal request to process the request and mail a check to you or electronically transfer funds to your bank account where available. Refer to "Our Payment of Account Value to You or a Beneficiary—Your Right to Make Withdrawals, including by Specified Payments".

Under our Specified Payments Option, if you are eligible to make withdrawals you may instruct us to withdraw a certain amount (at least $100) each month from the Investment Alternatives you name. You must be age 59 1/2 or older, or have terminated employment with the plan sponsor after first reaching age 55, to elect this Option.

You may have taxable income upon any withdrawal of your Account Value. You will be taxed at ordinary income tax rates on the amount withdrawn, except for the portion of the withdrawal that is considered to be a return of your after-tax Contributions (if any), or if it is a qualified withdrawal of Designated Roth Amounts. The taxable portion of withdrawals may be subject to a 10% tax penalty, unless you have reached the age of 59 1/2, are disabled or in certain other circumstances. Refer to "Federal Tax Information".

The Code imposes minimum distribution requirements for the Contracts, when you reach a certain age or in some other circumstances. You may be required to make withdrawals of Account Value, or may choose to begin receiving Annuity Payments, to meet the minimum distribution requirements.

How to Make Allocation Changes, Transfers and Withdrawals

In Writing. You must give instructions on our forms to change the allocations among Investment Alternatives for future Contributions, to transfer your Account Value among Investment Alternatives or to make withdrawals from your Account Value. Certain withdrawals require the written consent of the Eligible Spouse. Refer to "Where To Contact Us and Give Us Instructions".

By Telephone or Internet. Using the Personal Identification Number (PIN) we have assigned, you may call us at 1-800-468-3785 or visit our website at www.mutualofamerica.com to obtain information about your Account Value, to change the allocations among Investment Alternatives for future Contributions and to transfer your Account Value among Investment Alternatives, except that you may not use our toll-free number or website to place orders for the transfer of your Account Value to the Investment Company International Fund, the DWS International VIP or the Vanguard Variable Insurance Fund International Portfolio ("Vanguard International Fund") (together, these Funds may be referred to as the "International Funds"). Transfers into any of the International Funds can be made only in writing and by United States Postal Service ("U.S.P.S.") regular mail to our Boca Raton Financial Transaction Processing Center. You may not make withdrawals by telephone or Internet. Refer to "Where to Contact Us and Give Us Instructions".

Our Home Office, Processing Center and Regional Offices. Our home office address is 320 Park Avenue, New York, New York 10022-6839. The address for our Financial Transaction Processing Center, where you may send requests for allocation changes or transfers among Investment Alternatives and written requests for transfer into any of the International Funds by U.S.P.S. regular mail, is 1150 Broken Sound Parkway NW, Boca Raton, FL 33487-3598. You may obtain the address of the Regional Office that provides services for your Contract by calling 1-800-468-3785 or by visiting our website at www.mutualofamerica.com.

Confirmation Statements. We will send you confirmation statements (which may be part of your quarterly statements) for your allocation instruction changes, except when made via our website, and for Contributions by you or by your employer on your behalf, transfers of Account Value and withdrawals of Account Value. You must promptly notify us of any error in a confirmation statement or you will give up your right to have us correct the error. Refer to "Administrative Matters—Confirmation Statements to Participants".

Death Benefits during the Accumulation Period

If you die before the Annuity Commencement Date, we will pay a death benefit to your Beneficiary. If you have an Eligible Spouse, your Eligible Spouse will generally be the Beneficiary unless the Eligible Spouse has consented in writing to the designation of another Beneficiary.

The amount of the death benefit will be your Account Value (less outstanding loans and interest) as of the date we receive proof of death and all other documentation necessary for us to process the death benefit request. The death benefit will be paid in accordance with the election of the Beneficiary(ies). The Beneficiary will select the form of death benefit, which may be a single sum, a form of annuity or fixed payments. Refer to "Our Payment of Account Value to You or a Beneficiary—Death Benefit during the Accumulation Period" and "Federal Tax Information".

Annuity Commencement Date and Amount of Monthly Payment

You may select the Annuity Commencement Date, which must be the first of a month. Generally, the Plans require that you must have reached the age of 55 to begin receiving Annuity Payments, unless the Annuity Payments are under a Qualified Joint and Survivor Annuity form when the Participant's Eligible Spouse is the joint Annuitant and you die when your spouse is under age 55. The Annuity Payments will be fixed at the same amount every month and will be based on your Account Value at the Annuity Commencement Date, the form of annuity you select, the annuity purchase rates in effect for your Contract, and your age. We guarantee that the monthly amount of the Annuity Payments, for the form of annuity selected, will be the better of the guaranteed purchase rate in the Contract or the then-current annuity purchase rate at the time of your Annuity Commencement Date. Refer to "You May Obtain an Annuity with Your Account Value".

Forms of Annuity Available. We offer several forms of annuity, some of which have guaranteed minimum time periods for payments. Under some forms, you will be the Annuitant and may name another person as the joint Annuitant. If you die (and the joint Annuitant dies, if the form is a joint and survivor annuity) before the minimum period has ended, the Beneficiary will receive any remaining Annuity Payments due. A life annuity protects you from outliving the time period for receiving monthly payments, because the payments continue for your life.

You may select the annuity form when you designate the Annuity Commencement Date. If you are married, you and your Eligible Spouse will receive a joint and survivor annuity, unless your spouse consents in writing to another form of annuity. Refer to "You May Obtain an Annuity with Your Account Value—Available Forms of Annuity".

ABOUT MUTUAL OF AMERICA AND THE SEPARATE ACCOUNT

We are obligated to pay all amounts required on the part of the insurer under the Contracts. We are a mutual life insurance company organized under the laws of the state of New York and we are authorized to transact business in 50 states and the District of Columbia. Our home office address is 320 Park Avenue, New York, New York 10022.

We were incorporated in 1945 as a non-profit retirement association to provide retirement and other benefits for non-profit organizations and their employees in the health and welfare field. In 1978 we reorganized as a mutual life insurance company, and now serve for-profit organizations, not-for-profit organizations, employees and individuals.

We provide group and individual life insurance, annuities and related services for the pension, retirement, and long-range savings needs of organizations, their employees and individuals. We invest the assets we derive from our business as permitted under applicable state law. As of December 31, 2011, we had total assets, on a consolidated basis, of approximately $13.5 billion. We are registered as a broker-dealer under the Securities Exchange Act of 1934, and as an investment adviser under the Investment Advisers Act of 1940.

Our operations as a life insurance company are reviewed periodically by various independent rating agencies. These agencies, such as A.M Best Company, Standard & Poor's Ratings Services and Fitch Ratings, publish their ratings. From time to time we reprint and distribute the rating reports in whole or in part, or summaries of them, to the public. The ratings concern our operation as a life insurance company and do not imply any guarantees of performance of the Separate Account.

We have no support agreements with, or guarantees from, third parties for the payment of benefits under our Contracts. We are responsible for the payment of all such benefits.

Our Separate Account

We established the Separate Account under a resolution adopted by our Board of Directors on September 22, 1983. The Separate Account is registered with the SEC as a unit investment trust under the Investment Company Act of 1940 (1940 Act). The SEC does not supervise the management or investment practices or policies of the Separate Account or Mutual of America. The 1940 Act, however, does regulate certain actions by the Separate Account.

We divide the Separate Account into distinct Funds. Each Fund invests its assets in an Underlying Fund, and the name of each Separate Account Fund reflects the name of the corresponding Underlying Fund. See "Underlying Funds in which our Separate Account Invests," below.

The assets of the Separate Account are our property. The Separate Account assets attributable to Participants' Account Values and any other annuity contracts funded through the Separate Account cannot be charged with liabilities from other businesses that we conduct. The income, capital gains and capital losses of each Fund of the Separate Account are credited to, or charged against, the net assets held in that Fund. We separately determine each Fund's net assets, without regard to the income, capital gains and capital losses from any of the other Funds of the Separate Account or from any other business that we conduct.

The Separate Account and Mutual of America are subject to supervision and regulation by the Superintendent of Financial Services of the State of New York, and by the insurance regulatory authorities of each state.

Other Variable Annuity Contracts We Issue

In addition to the Contracts described in this Prospectus, we offer other individual and group variable annuity contracts, some of which are not described in this Prospectus but which also participate in the Separate Account.

UNDERLYING FUNDS IN WHICH OUR SEPARATE ACCOUNT INVESTS

Below are summaries of the Underlying Funds' investment objectives and certain investment policies. The Underlying Funds may not achieve their objectives, and your Account Value allocated to any of the Funds may decline in value. The Underlying Funds sell their shares to the separate accounts of insurance companies and do not offer them for sale to the general public. Mutual of America Investment Corporation sells its shares only to the separate accounts of Mutual of America Life Insurance Company and to American Separate Accounts No. 2 and No. 3.

You will find more detailed information about the Underlying Funds in their current summary prospectuses, which are attached to this Prospectus. You should read each prospectus for a complete evaluation of the Underlying Funds, their investment objectives, principal investment strategies and the risks related to those strategies.

Shared and Mixed Fund Arrangements. Shares of the Underlying Funds currently are available to the separate accounts of a number of insurance companies for both variable annuity and variable life insurance products. The Board of Directors (or Trustees) of each Underlying Fund is responsible for monitoring that Fund for the existence of any material irreconcilable conflict between the interests of participants in all separate accounts that invest in the Fund. The Board must determine what action, if any, the Underlying Fund should take in response to an irreconcilable conflict. If we believe that a response does not sufficiently protect our Contractholders or Participants, we will take appropriate action, and we may modify or reduce the Investment Alternatives available to you.

Underlying Funds

Equity Index Fund of the Investment Company

The Equity Index Fund seeks to provide investment results that correspond to the performance of the Standard & Poor's 500® Composite Stock Price Index (the S&P 500 Index).* The Fund invests primarily in common stocks that are included in the S&P 500® Index to replicate, to the extent practicable, investment results that correspond to the performance of the S&P 500® Index. The Fund attempts to be fully invested at all times.

All America Fund of the Investment Company

The All America Fund seeks to outperform the S&P 500® Index by investing in a diversified portfolio of primarily common stocks. The Fund invests approximately 60% of its assets (the Indexed Assets) to replicate, to the extent practicable, investment results that correspond to the performance of the S&P 500® Index. The Fund invests the remaining approximately 40% of its assets (the Active Assets) to seek to achieve a high level of total return, through both appreciation of capital and, to a lesser extent, current income, by means of a diversified portfolio of primarily common stocks with a broad exposure to the market.

Small Cap Value Fund of the Investment Company

The Small Cap Value Fund seeks capital appreciation. The Fund seeks to achieve its objective by investing in value stocks issued by companies with small-sized market capitalizations believed to be undervalued in the marketplace in relation to factors such as the company's assets, earnings or growth potential. Under normal market conditions at least 85% of the Fund's total assets are invested in equity securities and at least 80% of the Fund's total assets are invested in small cap value stocks.

Small Cap Growth Fund of the Investment Company

The Small Cap Growth Fund seeks capital appreciation. The Fund seeks to meet its objective by investing in growth stocks issued by companies with small-sized market capitalizations believed to possess above-average growth potential. Under normal market conditions at least 85% of the Fund's total assets are invested in equity securities and at least 80% of the Fund's total assets are invested in small cap growth stocks.

*  "Standard & Poor's", "S&P", "S&P 500" and "S&P MidCap 400" are trademarks of Standard & Poor's Financial Services LLC, a subsidiary of The McGraw-Hill Companies, Inc. and have been licensed for use by the Investment Company's Adviser. Standard & Poor's does not sponsor, endorse, sell or promote the Equity Index Fund, All America Fund or Mid-Cap Equity Index Fund. It has no obligation or liability for the sale or operation of the Funds and makes no representations as to the advisability of investing in the Funds.

Mid Cap Value Fund of the Investment Company

The Mid Cap Value Fund seeks capital appreciation and, to a lesser extent, current income. The Fund seeks to achieve its objective by investing in value stocks issued by companies with mid-sized market capitalizations believed to be undervalued in the marketplace in relation to factors such as the company's assets, earnings or growth potential. Under normal market conditions at least 85% of the Fund's total assets are invested in equity securities and at least 80% of the Fund's total assets are invested in mid cap value stocks.

Mid-Cap Equity Index Fund of the Investment Company

The Mid-Cap Equity Index Fund seeks to provide investment results that correspond to the performance of the S&P MidCap 400® Index.* The Fund invests primarily in the 400 common stocks that are included in the S&P MidCap 400® Index to replicate, to the extent practicable, investment results that correspond to the performance of the S&P MidCap 400® Index. The Fund attempts to be fully invested at all times.

Composite Fund of the Investment Company

The Composite Fund seeks to achieve capital appreciation and current income, by investing in a diversified portfolio of common stocks, debt securities and money market instruments. The Fund seeks to achieve long-term growth of its capital and increasing income by investments in common stock and other equity-type securities, and a high level of current income through investments in investment-grade debt securities and money market instruments.

International Fund of the Investment Company

The International Fund seeks capital appreciation, by investing directly and/or indirectly in stocks of companies located outside of the United States that reflect or are contained in the Morgan Stanley Capital International, Inc. Europe, Australasia, and Far East Index (MSCI EAFE Index**). At least 85% of the International Fund's total assets are invested in equity securities (including exchange-traded fund securities) under normal market conditions and at least 80% of the Fund's total assets are invested, directly or indirectly, in stocks of foreign companies represented in the MSCI EAFE Index through purchases of such stocks, iShares, Vanguard exchange traded funds**, or equivalent securities designed to track or reflect the MSCI EAFE Index. The MSCI EAFE Index is an unmanaged, market-value weighted index designed to measure the overall condition of overseas markets.

Money Market Fund of the Investment Company

The Money Market Fund seeks the realization of current income to the extent consistent with the maintenance of liquidity, investment quality and stability of capital. The Fund invests only in money market instruments and other short-term securities. Neither the Federal Deposit Insurance Corporation nor any other agency of the U.S. Government insures or guarantees the Separate Account's investment in shares of the Money Market Fund. Although the Fund seeks current income and preservation of capital, within its guidelines, low market interest rates can result in risk to both of these objectives, particularly after fees and expenses of the Separate Account, the Investment Company, its Adviser and distributor are taken into account. It is possible to lose money invested in

*  "Standard & Poor's", "S&P", "S&P 500" and "S&P MidCap 400" are trademarks of Standard & Poor's Financial Services LLC, a subsidiary of The McGraw-Hill Companies, Inc. and have been licensed for use by the Investment Company's Adviser. Standard & Poor's does not sponsor, endorse, sell or promote the Equity Index Fund, All America Fund or Mid-Cap Equity Index Fund. It has no obligation or liability for the sale or operation of the Funds and makes no representations as to the advisability of investing in the Funds.

**  MSCI EAFE Index is a service mark of MSCI. MSCI does not sponsor, issue, sell or promote iShares Funds or other ETFs which are based on the MSCI EAFE Index and MSCI makes no representations regarding the advisability of investing in shares of such Funds. Vanguard ETF Shares are an exchange traded class of shares issued by certain Vanguard mutual funds. The Vanguard Group, Inc. is the investment adviser and does not make any representation regarding the advisability of investing in the International Fund.

this fund. The Fund does not maintain a stable net asset value. The Fund's net asset value will generally rise during the year as the Fund earns income, before dividends are paid. The Fund's net asset value will decline when the Fund declares dividends and pays income to shareholders at the end of December each year.

Mid-Term Bond Fund of the Investment Company

The Mid-Term Bond Fund seeks current income, with a secondary objective of preservation of capital. The Fund invests primarily in investment grade, publicly-traded debt securities, such as bonds, U.S. Government and agency securities, including mortgage-backed securities, and zero coupon securities with ratings that range from AAA to BBB at the time of purchase. The average maturity of the Fund's securities will be between three and seven years.

Bond Fund of the Investment Company

The Bond Fund seeks current income with a secondary objective of preservation of capital. The Fund invests primarily in investment grade, publicly-traded debt securities, such as bonds, U.S. Government and agency securities, including mortgage-backed securities, and zero coupon securities with ratings that range from AAA to BBB at the time of purchase. The average maturity for the Fund will be longer than the average maturity of the debt securities held by the Mid-Term Bond Fund.

Retirement Income Fund of the Investment Company

The Retirement Income Fund seeks current income consistent with the preservation of capital and, to a lesser extent, capital appreciation. The Fund invests in other funds of the Investment Company ("IC Funds") in proportions that are balanced to meet the goal of the Fund, which is to produce current income and preserve the value of the investments of retired individuals. Please refer to the Investment Company prospectus, under the heading "Retirement Funds", for information about the target allocation.

2010 Retirement Fund of the Investment Company

The 2010 Retirement Fund seeks current income and capital appreciation appropriate for the asset allocation associated with its target retirement date. The Fund invests in IC Funds in proportions that are balanced to meet the current target of the Fund, which will move toward preservation of capital and production of income as the target retirement date approaches. The target of the Fund changes over time, so the mix of fixed income funds and equity funds will change to reflect the periodic modifications in the Fund's target. Please refer to the Investment Company prospectus, under the heading "Retirement Funds", for information about the current target allocation.

2015 Retirement Fund of the Investment Company

The 2015 Retirement Fund seeks current income and capital appreciation appropriate for the asset allocation associated with its target retirement date. The Fund invests in IC Funds in proportions that are balanced to meet the current target of the Fund, which will move toward preservation of capital and production of income as the target retirement date approaches. The target of the Fund changes over time, so the mix of fixed income funds and equity funds will change to reflect the periodic modifications in the Fund's target. Please refer to the Investment Company prospectus, under the heading "Retirement Funds", for information about the current target allocation.

2020 Retirement Fund of the Investment Company

The 2020 Retirement Fund seeks current income and capital appreciation appropriate for the asset allocation associated with its target retirement date. The Fund invests in IC Funds in proportions that are balanced to meet the current target of the Fund, which will move toward preservation of capital and production of income as the target retirement date approaches. The target of the Fund changes over time, so the mix of fixed income funds and equity funds will change to reflect the periodic modifications in the Fund's target. Please refer to the Investment Company prospectus, under the heading "Retirement Funds", for information about the current target allocation.

2025 Retirement Fund of the Investment Company

The 2025 Retirement Fund seeks current income and capital appreciation appropriate for the asset allocation associated with its target retirement date. The Fund invests in IC Funds in proportions that are balanced to meet the current target of the Fund, which will move toward preservation of capital and production of income as the target retirement date approaches. The target of the Fund changes over time, so the mix of fixed income funds and equity funds will change to reflect the periodic modifications in the Fund's target. Please refer to the Investment Company prospectus, under the heading "Retirement Funds", for information about the current target allocation.

2030 Retirement Fund of the Investment Company

The 2030 Retirement Fund seeks current income and capital appreciation appropriate for the asset allocation associated with its target retirement date. The Fund invests in IC Funds in proportions that are balanced to meet the current target of the Fund, which will move toward preservation of capital and production of income as the target retirement date approaches. The target of the Fund changes over time, so the mix of fixed income funds and equity funds will change to reflect the periodic modifications in the Fund's target. Please refer to the Investment Company prospectus, under the heading "Retirement Funds", for information about the current target allocation.

2035 Retirement Fund of the Investment Company

The 2035 Retirement Fund seeks current income and capital appreciation appropriate for the asset allocation associated with its target retirement date. The Fund invests in IC Funds in proportions that are balanced to meet the current target of the Fund, which will move toward preservation of capital and production of income as the target retirement date approaches. The target of the Fund changes over time, so the mix of fixed income funds and equity funds will change to reflect the periodic modifications in the Fund's target. Please refer to the Investment Company prospectus, under the heading "Retirement Funds", for information about the current target allocation.

2040 Retirement Fund of the Investment Company

The 2040 Retirement Fund seeks current income and capital appreciation appropriate for the asset allocation associated with its target retirement date. The Fund invests in IC Funds in proportions that are balanced to meet the current target of the Fund, which will move toward preservation of capital and production of income as the target retirement date approaches. The target of the Fund changes over time, so the mix of fixed income funds and equity funds will change to reflect the periodic modifications in the Fund's target. Please refer to the Investment Company prospectus, under the heading "Retirement Funds", for information about the current target allocation.

2045 Retirement Fund of the Investment Company

The 2045 Retirement Fund seeks current income and capital appreciation appropriate for the asset allocation associated with its target retirement date. The Fund invests in IC Funds in proportions that are balanced to meet the current target of the Fund, which will move toward preservation of capital and production of income as the target retirement date approaches. The target of the Fund changes over time, so the mix of fixed income funds and equity funds will change to reflect the periodic modifications in the Fund's target. Please refer to the Investment Company prospectus, under the heading "Retirement Funds", for information about the current target allocation.

2050 Retirement Fund of the Investment Company

The 2050 Retirement Fund seeks current income and capital appreciation appropriate for the asset allocation associated with its target retirement date. The Fund invests in IC Funds in proportions that are balanced to meet the current target of the Fund, which will move toward preservation of capital and production of income as the target retirement date approaches. The target of the Fund changes over time, so the mix of fixed income funds and equity funds will change to reflect the periodic modifications in the Fund's target. Please refer to the Investment Company prospectus, under the heading "Retirement Funds", for information about the current target allocation.

Conservative Allocation Fund of the Investment Company

The Conservative Allocation Fund seeks current income and, to a lesser extent, capital appreciation. It invests primarily in fixed income Funds of the Investment Company and also invests in equity Funds of the Investment Company. The Fund's current target allocation is 75% of net assets in fixed income Funds, with 30% in the Bond Fund, and 45% in the Mid-Term Bond Fund, and 25% of net assets in the Equity Index Fund.

Moderate Allocation Fund of the Investment Company

The Moderate Allocation Fund seeks current income and capital appreciation. It invests in both fixed income Funds of the Investment Company and equity Funds of the Investment Company. The Fund's current target allocation is 50% of net assets in fixed income Funds, with 30% in the Bond Fund and 20% in the Mid-Term Bond Fund, and 50% of net assets in equity Funds, with 35% in the Equity Index Fund and 15% in the Mid-Cap Equity Index Fund.

Aggressive Allocation Fund of the Investment Company

The Aggressive Allocation Fund seeks capital appreciation and, to a lesser extent, current income. It invests primarily in equity Funds of the Investment Company and also invests in fixed income Funds of the Investment Company. The Fund's current target allocation is 75% of net assets in equity Funds, with 45% in the Equity Index Fund, 20% in the Mid-Cap Equity Index Fund, 5% in the Small Cap Growth Fund and 5% in the Small Cap Value Fund, and 25% of net assets in the Bond Fund.

Fidelity VIP Equity-Income Portfolio

The Fidelity VIP Equity-Income Portfolio seeks reasonable income. The Portfolio will also consider the potential for capital appreciation. The Portfolio's goal is to achieve a yield which exceeds the composite yield on securities comprising the S&P 500® Index. The Portfolio normally invests at least 80% of its assets in equity securities and normally invests assets primarily in income-producing equity securities. The Portfolio may also invest in other types of equity securities and debt securities, including lower-quality debt securities. The Portfolio may invest in securities of domestic and foreign issuers.

Fidelity VIP Asset Manager Portfolio

The Fidelity Asset Manager Portfolio seeks high total return with reduced risk over the long-term by allocating its assets among stocks, bonds, and short-term instruments. The Portfolio's Adviser allocates the fund's assets among the following asset classes, or types of investments within the following investment parameters: 30-70% in stocks (equities), 20-60% in bonds (intermediate- to long-term debt securities) and 0-50% in short-term/money market instruments. The expected neutral mix will consist of 50% in stocks, 40% in bonds and 10% in short-term and money market instruments.

Fidelity VIP Contrafund® Portfolio

The Fidelity VIP Contrafund® Portfolio seeks long-term capital appreciation. The Portfolio normally invests its assets primarily in common stocks. The Portfolio invests in securities of companies whose value its Adviser believes is not fully recognized by the public. The Portfolio may invest in securities of domestic and foreign issuers. The Portfolio may invest in either "growth" stocks or "value" stocks or both.

Fidelity VIP Mid Cap Portfolio

The Fidelity VIP Mid Cap Portfolio seeks long-term growth of capital. The principal investment strategies include: normally investing primarily in common stocks, normally investing at least 80% of assets in securities of companies with medium market capitalizations (which, for purposes of this fund, are those companies with market capitalizations similar to companies in the Russell Midcap® Index or the Standard & Poor's MidCap 400® Index) potentially investing in companies with smaller or larger market capitalizations, investing in domestic and foreign issuers, investing in either "growth" stocks or "value" stocks or both, using fundamental analysis of each issuer's financial condition and industry position and market economic conditions to select investments.

Vanguard Variable Insurance Fund Diversified Value Portfolio®

The Vanguard Variable Insurance Fund Diversified Value Portfolio seeks to provide long-term capital appreciation and income. The primary investment strategies include: investing mainly in common stocks of large- and mid-capitalization companies whose stocks are considered by the advisor to be undervalued. Undervalued stocks are generally those that are out of favor with investors and, in the opinion of the advisor, are trading at prices that are below-average in relation to such measures as earnings and book value. These stocks often have above-average dividend yields. Vanguard is a registered trademark of The Vanguard Group.

Vanguard Variable Insurance Fund International Portfolio®

The Vanguard Variable Insurance Fund International Portfolio seeks to provide long-term capital appreciation. The primary investment strategies of the Portfolio include: investing in the stocks of companies located outside the United States. In selecting stocks, the Portfolio's advisors evaluate foreign markets around the world and choose companies with above-average growth potential. The portfolio uses multiple investment advisors. Vanguard is a registered trademark of The Vanguard Group.

DWS Bond VIP

The DWS Bond VIP seeks to maximize total return consistent with preservation of capital and prudent investment management, by investing for both current income and capital appreciation. Under normal circumstances, the Portfolio invests at least 80% of net assets, plus the amount of any borrowings for investment purposes, in bonds of any maturity.

DWS Capital Growth VIP

The DWS Capital Growth VIP seeks to provide long-term growth of capital. The fund normally invests at least 65% of total assets in equities, mainly common stocks of U.S. companies. The fund generally focuses on established companies that are similar in size to the companies in the S&P 500® Index (generally 500 of the largest companies in the US) or the Russell 1000® Growth Index (generally those stocks among the 1,000 largest US companies that have above-average price-to-earnings ratios).

DWS International VIP

The DWS International VIP seeks long-term growth of capital. Although the fund can invest in companies of any size and from any country, it invests mainly in common stocks of established companies in countries with developed economies (other than the United States).

Oppenheimer Main Street Fund®/VA

The Oppenheimer Main Street Fund®/VA seeks high total return (which includes growth in the value of its shares as well as current income) from equity and debt securities. The Fund currently mainly invests in common stocks of U.S. companies of different capitalization ranges, presently focusing on large-capitalization issuers. It also can buy debt securities such as bonds and debentures, but does not currently emphasize these investments.

American Century VP Capital Appreciation Fund

The American Century VP Capital Appreciation Fund seeks capital growth over time by investing in companies whose earnings and revenues are growing at accelerating rates. The Fund invests mainly in the securities of medium-sized and smaller firms, although the Fund may purchase securities across all capitalization ranges. The Fund will usually purchase common stocks of U.S. and foreign companies, but it can purchase other types of securities as well, such as domestic and foreign preferred stocks, convertible securities, equity equivalent securities, options and investment grade debt obligations.

Calvert VP SRI Balanced Portfolio

The Calvert VP SRI Balanced Portfolio seeks to achieve a competitive total return through an actively managed portfolio of stocks, bonds and money market instruments which offer income and capital growth opportunity and satisfy the investment and social criteria established for the Portfolio. The Portfolio typically invests about 60% of its net assets in stocks and 40% in bonds or other fixed-income investments. The Portfolio seeks to invest in companies and other enterprises that demonstrate positive environmental, social and governance performance as they address corporate responsibility and sustainability challenges.

Investment Advisers for the Underlying Funds

Mutual of America Investment Corporation: The Investment Company receives investment advice from Mutual of America Capital Management Corporation (the "Adviser"), an indirect wholly-owned subsidiary of Mutual of America.

Fidelity VIP Funds: The VIP Equity-Income, Asset Manager, Contrafund® and Mid Cap Portfolios receive investment advice from Fidelity Management & Research Company.

Vanguard VIF Portfolios: The Diversified Value Portfolio receives advisory services from Barrow, Hanley, Mewhinney & Strauss, Inc. The International Portfolio receives advisory services from Schroder Investment Management North America Inc., Baillie Gifford Overseas Limited and M&G Investment Management Limited.

DWS Variable Series I: The DWS Bond VIP, Capital Growth VIP and International VIP receive investment advice from Deutsche Investment Management Americas Inc.

Oppenheimer Main Street Fund®/VA: The Fund receives investment advice from OppenheimerFunds, Inc.

American Century VP Capital Appreciation Fund: The Fund receives investment advice from American Century Investment Management, Inc.

Calvert VP SRI Balanced Portfolio:  The Portfolio receives investment advice from Calvert Investment Management, Inc. ("Calvert"), which has entered into a subadvisory agreement with New Amsterdam Partners, LLC for the equity portion of the Portfolio. Calvert handles the allocation of assets and Portfolio Managers for the Portfolio, and manages the fixed income portion of the Portfolio.

CHARGES YOU OR YOUR EMPLOYER WILL PAY

Separate Account Charge

The standard Annual Separate Account Expense including the Administrative Charges, Distribution Expense Charge and Expense Risk Charge discussed in more detail below, is 1.20%.

Tier 1 Reduced Fees. The standard Annual Separate Account Expense is 1.20% and the Tier 1 Reduced Fee is 0.50% for Plans meeting the following criteria: (a) the Plan is remitting Contributions and is using Hotline Plus, an online benefits administration system that allows employers to log on to a secure website to perform many administrative tasks, (See "Definitions we use in this Prospectus" for a definition of Hotline Plus) and (b) the Plan has assets in the Separate Account of at least $5 million, initially or when being reconsidered after losing eligibility. After a Plan becomes eligible for the Tier 1 Reduced Fee, it must maintain assets in the Separate Account of at least $4.8 million as of the last day of a calendar quarter to remain eligible for the Tier 1 Reduced Fee for the following calendar quarter. Loss of eligibility for failure to maintain at least $4.8 million of assets in the Separate Account for the Tier 1 Reduced Fee will occur for any reason; for example, withdrawals from the Plan or the investment performance of the Underlying Funds. Eligibility for the Tier 1 Reduced Fee will be lost irrespective of the amount of a Plan's assets in the Separate Account, if the Plan at any time stops remitting Contributions or does not use Hotline Plus. Eligibility for the Tier 1 Reduced Fee is determined for new Plans on the date the Plan's assets are received by the Separate Account and we begin providing administrative services.

Tier 2 Reduced Fees. The standard Annual Separate Account Expense is 1.20%, and the Tier 2 Reduced Fee is 0.60% for Plans of Employers meeting the following criteria: (a) the Plan is remitting Contributions and is using Hotline Plus and (b) the Plan has assets in the Separate Account of at least $2 million, initially or when being reconsidered after losing eligibility. After a Plan becomes eligible for the Tier 2 Reduced Fee, it must maintain assets in the Separate Account of at least $1.8 million as of the last day of a calendar quarter to remain eligible for the following calendar quarter. Loss of eligibility for failure to maintain at least $1.8 million of assets in the Separate Account for the Tier 2 Reduced Fee will occur for any reason; for example, withdrawals from the Plan or the investment performance of the Underlying Funds. Eligibility for the Tier 2 Reduced Fee will be lost, irrespective of the amount of a Plan's assets in the Separate Account, if the Plan at any time stops remitting Contributions or does not use Hotline Plus. Eligibility for the Tier 2 Reduced Fee is determined for new Plans on the date the Plan's assets are received by the Separate Account and we begin providing administrative services.

We may increase or decrease the daily and monthly administrative charges described below, subject to any limitations in the Contract. The aggregate fees and charges we impose under the Contracts must be reasonable in relation to the services we provide, the expenses we expect to incur, and the risks we have assumed.

Administrative Charges

We perform administrative functions in connection with the Contracts, including receiving and allocating Contributions, making Annuity Payments as they become due, and preparing and filing all reports that the Separate Account is required to file. The expenses we incur for administrative functions include, but are not limited to, items such as state or other taxes, salaries, rent, postage, telephone, travel, office equipment, costs of outside legal, actuarial, accounting and other professional services, and costs associated with determining the unit values of the Separate Account Funds. We deduct, on each Valuation Day, from the value of the net assets in each Fund of the Separate Account a charge for administrative expenses. Plans with assets in the Separate Account are eligible for the Tier 2 Reduced Fee ($2 million in assets) or the Tier 1 Reduced Fee ($5 million in assets) as discussed in more detail above. In addition, all Plans with assets invested in the American Century VP Capital Appreciation Fund and the Fidelity VIP Funds, without any requirement that they have a minimum amount of assets in the Separate Account, qualify for a reduction in the Annual Separate Account Expenses equal to the reimbursement we receive from service providers to those funds, as is discussed in more detail below.

•  For each Fund, the charge is at an annual rate of .50% (0.15% if the Tier 1 Reduced Fee is applicable and .20% if the Tier 2 Reduced Fee is applicable), except that we reduce the administrative charge to the extent we receive a reimbursement for administrative expenses from other sources.

•  For the Funds that invest in the American Century VP Capital Appreciation Fund, the annual rate is 0.25% (0% if the Tier 1 Reduced Fee is applicable and 0.10% if the Tier 2 Reduced Fee is applicable).

•  For the Funds that invest in the Fidelity VIP Fund, the annual rate is 0.40% (0.10% if the Tier 1 Reduced Fee is applicable and 0.10% if the Tier 2 Reduced fee is applicable).

Distribution Expense Charge

As principal underwriter, we perform all distribution and sales functions and bear all distribution and sales expenses relative to the Contracts. These expenses include the payment of that portion of the salaries of our registered representatives attributable to the sale and distribution of Contracts, as well as expenses for preparation of sales literature and other promotional activities.

•  For each Fund, the charge is at an annual rate of .50% (0.15% if the Tier 1 Reduced Fee is applicable and .20% if the Tier 2 Reduced Fee is applicable), except that we reduce the distribution charge to the extent we receive a reimbursement for administrative or distribution expenses from other sources.

•  For the Funds that invest in the American Century VP Capital Appreciation Fund, the annual rate is 0.25% (0.05% if the Tier 1 Reduced Fee is applicable and 0.05% if the Tier 2 Reduced Fee is applicable).

•  For the Funds that invest in the Fidelity VIP Fund, the annual rate is 0.40% (0.10% if the Tier 1 Reduced Fee is applicable and 0.20% if the Tier 2 Reduced fee is applicable).

Expense Risk Charge

We assume certain expense risks under the Contracts. The expense risks we assume arise from our guarantees in the Contracts to make Annuity Payments in accordance with annuity tables in the Contracts. We have estimated expenses we expect to incur over the lengthy period that we may make Annuity Payments. We assume the risk that expenses will be higher than we estimated.

•  For assuming expense risks under the Contracts, on each Valuation Day we make a deduction at an annual rate of 0.20% of the net assets of each Fund. We have the right to increase the expense charge, subject to any limitation in a Plan or Contract.

Monthly Participant Charge

We make an additional deduction for administrative expenses each month, referred to, on an annual basis, in the Table of Annual Separate Account Expenses as the Annual Contract Fee, from each Participant's Account Value, unless the Employer has elected to pay this charge on behalf of its Participants. Because we deduct or receive this charge monthly, we refer to the monthly installment as "the Monthly Participant Charge." The Monthly Participant Charge is currently the lesser of:

•  $2.00 per month, and

•  1/12 of 1% of your Account Value, which will apply if your Account Value at the end of the month is less than $2,400.

Waiver of Monthly Participant Charge.

We do not impose the Monthly Participant Charge for a month if:

•  your Account Value at the end of the month is less than $300,

•  you agree to use eDocuments, a feature that offers Participants a way to electronically receive communications and reports, such as quarterly statements, prospectuses, underlying fund and separate account annual and semi-annual reports (See "Definitions we use in this Prospectus" for a description of eDocuments), as of the last day of the month, for as long as your consent to use eDocuments is in effect, or

•  the Employer is using our Hotline Plus system, an online benefits administration system that allows employers to log on to a secure website to perform many administrative tasks, such as enrolling employees in, or removing employees from, the Plan, making contributions and other functions (See "Definitions we use in this Prospectus" for a definition of Hotline Plus), and on the last day of the month the Employer's Contract assets were $5 million or more or there were 500 or more Participants with Account Values in the Plan under the Contract. In addition, certain approved national and affiliated Plans are aggregated for the purpose of meeting the $5 million threshold to qualify for this waiver.

Monthly Participant Charges under Multiple Plans or Contracts that are not Exempt from the Charge

•  If you have more than one of any of the following plans that are not exempt from the Monthly Participant Charge under the exemption described above in Waiver of Monthly Participant Charge (except for 401(a) Profit Sharing Plans and 401(a) Defined Contribution Plans), in any combination, we will only charge you a single Monthly Participant Charge and we will waive it for the other plan or plans which are not otherwise eligible for a waiver of the Monthly Participant Charge (except for 401(a) Profit Sharing Plans and 401(a) Defined Contribution Plans): Group TDA, 403(b), 401(k), or 401(a) Thrift Plans. In this case, we will deduct the single Monthly Participant Charge from the plan that we select, which will typically be the most recent plan paying such charge.

Deduction of Monthly Participant Charge

We deduct the monthly charge from your Account Value allocated to the General Account, if any. If you do not have enough or any Account Value in the General Account, we will deduct the charge from your General Account and then from your Account Value allocated to one or more of the Separate Account Funds, in a prescribed order we have established. (You should refer to the Statement of Additional Information for the prescribed order.) If you have a Designated Roth Account this charge will be pro-rated between your Designated Roth Account(s) and your other accounts.

Employer Charges

Monthly Charge. We provide varying levels of Plan-related administrative services to Employers that have adopted 401(k), 401(a) and 403(b) Plans and charge such Employers sponsoring 401(k), 401(a) and 403(b) Plans a monthly fee subject to a waiver, if applicable. The fees charged to Employers for such administrative services will vary based on the service model selected by the Employer. The specific services and all applicable charges will be set forth in notices to Employers.

Per Participant Monthly Charge. We charge an Employer a monthly charge for each active Participant. This charge is paid to us by the Employer and not the Participants. The charge is $4.00 for each of the first 50 Participants; $2.00 for each of the next 50 Participants; $1.00 for each of the next 100 Participants; and no charge for active Participants in excess of 200. We waive this charge monthly for an Employer who elects to use a Participant directed services arrangement under a Contract (for 401(k), 401(a) and 403(b) Plans). We also waive the charge for an Employer for each month in which its total Contract assets exceed $1 million and the Plan is remitting Contributions and is using our Hotline Plus system as of the last day of the month. Certain approved national and affiliated Plans are aggregated for purposes of the $1 million total.

Non-vested Forfeiture Processing Charge. We impose a charge for processing forfeitures of the non-vested part of the Participant's Account Value. The charge is equal to the lesser of $50 or the value of the non-vested Account Value. We deduct the charge from the non-vested portion of the Account Value before we process the forfeiture in accordance with the Plan. We limit the number of Participants under a Contract for whom we impose the non-vested forfeiture processing charge to 50 in any calendar year.

Expenses of the Underlying Funds

A Separate Account Fund's value is based on the shares it owns of the Underlying Fund. As a result, the investment management fees and other expenses the Underlying Funds pay will impact the value of the Separate Account Funds. You should refer to the prospectuses of the Underlying Funds for a complete description of their expenses and deductions from net assets.

Premium Taxes

We currently do not deduct state premium taxes from your or your employer's Contributions. We reserve the right to deduct all or a portion of the amount of any applicable taxes, including state premium taxes, in accordance with the Contracts. State premium taxes vary and generally are between 0.5%-4.5%.

Loan Charges

If your Employer's Plan allows participant loans, you may borrow using your Account Value. See Loans. If you are permitted to borrow against your Account Value under your Employer's Plan and you choose to take a loan from your Account Value, you may incur charges and fees. The current loan interest rate for collateralized loans is 3.00%, which represents the difference between the interest charged on a loan and the maximum credited rate. You may incur interest at a rate of 3% higher than the interest rate we credit to amounts in the general account held for a collateralized loan or, for trusteed loans, the prime rate + 1%. For a collateralized loan there are no origination or other fees. For trusteed loans (uncollateralized loans) there are fees based on the method of repayment, as explained in more detail in your Contract:

•  For payroll deduction loan payments we charge a $75 origination fee and a $15 annual fee.

•  For home billing we charge an origination fee of $350, and no annual fee.

PURCHASING A CONTRACT AND MAKING CONTRIBUTIONS

Customer Identification

We will require information from you or the Contractholder necessary to properly identify owners of Contracts as required by the USA Patriot Act of 2001 and other applicable laws and regulations.

In order to comply with federal laws and regulations to prevent the funding of terrorism and money laundering activities, we may refuse to accept an initial Contribution or issue a Contract or effect subsequent transactions, including accepting additional Contributions. These actions will be taken at our sole discretion or when we are required or compelled to do so by a government authority or applicable law.

Purchase of a Contract; Participation

403(b) Thrift Contracts. A 403(b) Thrift Plan Contractholder must be a tax-exempt organization under Section 501(c)(3) of the Code or an eligible public school or college, or an association that represents such a tax-exempt organization or eligible public school or college or its employees. The Contract must fund annuity purchase arrangements that meet the requirements of Section 403(b) of the Code.

401(a) Thrift Contracts and 401(k) Plans. A 401(a) Thrift Contractholder or a 401(k) plan Contractholder must be an employer, an employee association or a trust for one or more employers, that has adopted a retirement plan qualifying for special federal income tax treatment under Section 401(a) of the Code.

Participation. Each Plan specifies the eligibility requirements for an employee's participation, which may include requirements for minimum age or years of service. We or the Plan may require you to execute agreements and applications on prescribed forms, including a salary reduction agreement or payroll deduction agreement with the Employer. The Plan may require that you be automatically enrolled if you fail to make an affirmative election to opt out of participation in the Plan by a specified date. In that event, the Employer (or third party administrator, where applicable) would provide advance written notice with respect to the automatic enrollment provision, including the date that contributions were to commence and the default investment funds to which contributions would be applied in the event that an affirmative election or allocation instructions have not been provided.

Acceptance of Plan Asset Transfers. A Plan Asset Transfer is a transfer to the Company on behalf of the Plan of assets held for the Plan by another financial institution. In connection with a Plan Asset Transfer, we require that the data transferred on behalf of the Plan by the Plan recordkeeper be in a format acceptable to us. We will effectuate transactions under the Contract when we have received a Complete Order (see "Definitions We Use in this Prospectus" for a definition of Complete Order). For a Plan Asset Transfer that we determine is not a Complete Order, we will seek to obtain the necessary information for the transaction to be a Complete Order so the Plan Asset Transfer can be applied as an allocated Contribution under the Contract.

In order to allocate the proper portion of the Plan Asset Transfer to each individual Participant's account and invest it under the Contract, we must receive a Complete Order. At the direction of the Employer, a Plan Asset Transfer that is not a Complete Order will be held in a non-interest bearing bank account for a short period of time. When we obtain the necessary information required for the Plan Asset Transfer to constitute a Complete Order, we will transfer the Plan Asset Transfer from the non-interest bearing bank account to the Contract as an allocated Contribution and allocate the appropriate amounts to each individual Participant's account under the Contract and to the investment alternatives available under the Contract as directed. If we do not obtain the necessary information within a reasonable period of time, not to exceed 45 calendar days, we will return the Plan Asset Transfer assets to the Plan trustee, if any, or otherwise to the financial institution designated by the Employer.

Payment of Contributions

Your Contributions, if permitted by the Plan, are from:

•  salary reduction arrangements (pre-tax) under a 403(b) Thrift Contract or 401(k) Contract, or

•  payroll deductions (after-tax) under a 401(a) Thrift Plan

•  transfers from other contracts but only from a provider specifically identified in a 403(b) Plan. Transfers while you are actively employed from a provider not specified in the Plan are prohibited.

•  Designated Roth Contributions under a 403(b) Thrift Contract or 401(k) Contract, if permitted by your Plan.

In addition to making Contributions by salary reduction or by a single sum transfer from a tax deferred annuity arrangement maintained under Section 403(b)(1) or 403(b)(7) of the Code, you may make Contributions by rollover of eligible distributions from eligible retirement plans if your Employer's Plan accepts rollover contributions. Rollovers of amounts attributable to Designated Roth Contributions will be maintained in a separate Designated Roth Rollover Account. Amounts that you roll over will not be subject to the limitations on the amount of Contributions from salary reduction permitted during a tax year.

We maintain the following separate account balances to record Contributions and earnings (or losses):

•  Employee Contribution Account

•  Employer Contribution Account

•  Rollover Contribution Account

•  Designated Roth Account

•  Designated Roth Rollover Account

Amounts you roll over to a Contract and any earnings thereon will generally not be subject to restrictions under the Contract applicable to salary reduction Contributions, other than spousal consent restrictions (if applicable). See "Our Payment of Account Value to You or a Beneficiary—Your Right to Make Withdrawals, including by Specified Payments" and "Federal Tax Information—Penalty Taxes for Withdrawals".

When we issue a Contract to an Employer, the Employer sends Contributions directly to us. If a Plan provides for a trust, we issue a Contract to the Plan trustees and the Employer sends Contributions to the trustees, who then send us trust assets (the amount of the Contributions). An Employer (or trustees) sends to us Contributions on behalf of Participants, as follows.

•  The Employer must remit to us (or to trustees of the Plan, if any) your Contributions as soon as administratively feasible but no later than 15 days after the end of the month in which the Employer collected the Contributions by salary reduction or payroll deduction.

•  An Employer (or trustees) may remit to us on your behalf an amount, in a single sum, that arises from a transfer from any Plan the Employer maintains, as long as the transfer is permitted by applicable law and the Contract.

•  Remittances to us of the Employer's Contributions (if any) generally must be made as required by the Plan and permitted by the Code. An Employer's Contributions on your behalf may be subject to a vesting schedule specified in the Plan. An Employer's Contributions, if made, are either:

•  "matching", with the Employer contributing a fixed percentage, such as 25%, 50% or 100%, of all or a portion of your Contribution (up to a specified amount), or

•  "nonmatching", in an amount the Employer determines, as limited by the Plan and the Code.

We will only accept Contributions for you for time prior to your termination of participation under a Contract or prior to the discontinuance of the Contract. See "Discontinuance of a Contract" below.

Minimum. A Plan may specify a minimum amount of Contributions.

Limits on Contributions

Federal tax law limits Participants' and Employers' Contributions. If you or your Employer makes any Contributions in excess of the permitted amounts, then

•  you or your Employer may be subject to tax penalties

•  the excess may be treated as a forfeiture, and/or

•  the Plan may have to correct the overpayment by distributing the excess Contribution, resulting in taxable income to you. See "Federal Tax Information".

Limits for 403(b) Thrift Plans. Except for a limited catch-up provision, the maximum amount that a Participant may contribute generally is $17,000] for 2012 (indexed for inflation in later years). If the Employer's Plan permits, Participants who are age 50 or older by the end of the calendar year may make an additional contribution of up to $5,500 for 2012 (indexed for inflation in later years). These limits on voluntary, Participant Contributions (or "elective deferrals") include any amounts you designated as Designated Roth Contributions and are reduced by any other elective deferrals you make for the year to other employer retirement plans, including those of a different employer.

The total of your Contributions and the Employer's Contributions on your behalf for a year cannot exceed the lesser of: (a) $50,000 for 2012 (indexed for inflation in later years), or (b) 100% of your compensation (before salary reduction contributions). Generally, if the Employer makes matching contributions, additional limits apply to those matching contributions as well.

You should refer to "Federal Tax Information—Exclusion of Contributions from Gross Income—403(b) Thrift Plan Contracts" in this Prospectus for a more detailed discussion of applicable federal tax law limits.

Limits for Thrift Plans under 401(a) and 401(k) Plans. Your and your Employer's total annual contributions to all qualified defined contribution plans of that Employer generally are limited to the lesser of $50,000 for 2012 (indexed for inflation in later years), or 100% of your annual compensation. If the Employer makes matching contributions, additional limits apply to those matching contributions as well. For Plans subject to Code Section 401(k), your Contributions are limited to $17,000] for 2012 (indexed for inflation in later years). If the Employer's Plan permits, Participants who are age 50 or older by the end of the calendar year may make an additional contribution of up to $5,500 for 2012 (indexed for inflation in later years). Additional limits may apply to your Contributions (other than to the additional Contribution permitted for those age 50 or older) based on the Contributions of all participating employees. These limits include any amounts you designate as Designated Roth Contributions and in addition, may be reduced by Contributions you make to other employer retirement plans.

For a Plan that is intended to meet the requirements as a SIMPLE 401(k) Plan, the limit for your Contributions is $11,500 for 2012 per year (indexed for inflation in later years), and the Employer is required to make Contributions at specified rates. This limit includes amounts you designate as Designated Roth Contributions. If the Employer's Plan permits, Participants who are age 50 or older by the end of the calendar year may make an additional contribution of up to $2,500 for 2012 (indexed for inflation in later years).

"Catch-up" Contributions. The regulations require that, if both the special "catch-up" contribution for employees with 15 or more years of service with certain employers, generally church Plans, and the "catch-up" contribution for participants age 50 or older, are both available to the same Participant for the same calendar year, then the special "15-year catch-up" contribution must be used first, before the "age-50 catch-up" contribution can be used.

Allocation of Contributions

You may allocate Contributions among the Investment Alternatives, subject to any restrictions contained in your Employer's Plan.

We will allocate a Contribution when we receive a Complete Order (See "Definitions We Use in this Prospectus" for a definition of Complete Order) from you or your Employer according to the instructions sent with the Contribution, or if no instructions are sent, on the basis of your allocation election currently on our records.

You may change the allocation instructions for future Contributions at any time. You should periodically review your allocations in light of market conditions and your financial and retirement plans.

If we have not received your allocation election, your Contributions and those of your Employer on your behalf, if any, will be allocated to the default Investment Alternatives specified in your Employer's Plan, if any. You may at any time, in accordance with the Plan, make an allocation for future Contributions and/or transfer amounts from the default Investment Alternative to any other Investment Alternative available under your Contract. Your specific allocation election will take precedence over the default Investment Alternative, but only for future Contributions. If you want to transfer funds previously allocated to the default Investment Alternative, you must make a transfer election.

Default Investment Alternatives are chosen at the plan level by plan sponsors as permitted by Department of Labor regulations (See 29 CFR 2550.404c-5). As required by the Department of Labor regulations when a Default Investment Alternative is chosen by a plan sponsor, participants are informed of their plan's Default Investment Alternative by the plan sponsor in the summary plan description and various enrollment documents that are provided at or prior to the time a participant enrolls in the plan and periodically thereafter. Department of Labor regulations allow a plan to have more than one Default Investment Alternative. In that case, the summary plan description and enrollment documents will both identify each Default Investment Alternative, and describe the methodology in place for allocating amounts among the Default Investment Alternatives. You should carefully review your employer's Plan documents to be familiar with the Default Investment Alternatives to which your assets will be allocated if you do not provide specific allocation instructions.

403(b) Rules.

IRS regulations under Section 403(b) generally took effect on January 1, 2009 with respect to Contracts intended for use with Section 403(b) Thrift Plans. Some provisions of the regulations took effect sooner, and for certain employers some provisions may be effective later. Certain Contracts may be exempt from some or all provisions of these regulations, such as Contracts purchased by a "church" as defined in Section 403(b), or certain Contracts to which no contributions were made after specified dates.

The regulations impose substantial changes on section 403(b) Thrift Plans and annuity contracts purchased under them. Such plans and annuity contracts must operate in compliance with the regulations in order to avoid adverse tax consequences to participants.

The regulations' impact the Contracts include:

•  Written Plan Requirement. Generally, employers must have a written plan that meets the requirements of the regulations, and Contracts, including Contracts purchased before and after the above effective date of the regulations, must be held under the written plan. Participant transactions under the Contracts may be subject to the provisions of the written plan. (The IRS provided that a written plan did not have to be formally adopted until December 31, 2009 provided the written plan is retroactively effective as of January 1, 2009 and the employer operationally complied during 2009 with the written plan adopted. Employers with active plans who did not adopt a plan document before December 31, 2009 may need to take corrective action.)

•  Participant Transactions. Generally, employers must determine that Participant-requested transactions available under the Contracts, including withdrawals, hardship withdrawals, loans, and transfers of Account Values under the Contracts to another 403(b) annuity contract or account, comply with the provisions of their written plans. Therefore, generally these transactions must be authorized by employers. Participant allocation directions for contributions, and Participant transfers to and among the Investment Alternatives under the Contracts, do not require employer authorization.

•  Restrictions on Withdrawals of Employer Contributions. The employer's written plan does not have to permit withdrawals by Participants prior to termination of employment. If permitted, the written plan must generally provide that employer contributions and earnings on them may only be withdrawn after the occurrence of a specific date or event contained in the written plan, e.g., attainment of age 59 1/2 or 65, or completion of 5 years of participation in the Plan.

YOUR ACCOUNT VALUE IN THE SEPARATE ACCOUNT FUNDS

Accumulation Units in Separate Account Funds

We use Accumulation Units to represent Account Values in each Separate Account Fund. We separately value the Accumulation Unit for each Fund of the Separate Account.

We determine your Account Value in the Separate Account as of any Valuation Day by multiplying the number of Accumulation Units credited to you in each Fund of the Separate Account by the Accumulation Unit value of that Fund at the end of the Valuation Day.

Investment experience by the Separate Account Funds does not impact the number of Accumulation Units credited to your Account Value. The value of an Accumulation Unit for a Fund, however, will change as a result of the Fund's investment experience, in the manner described below.

Calculation of Accumulation Unit Values

We determine Accumulation Unit values for the Funds as of the close of business on each Valuation Day (generally at the close of the New York Stock Exchange). A Valuation Period is from the close of a Valuation Day until the close of the next Valuation Day.

The dollar value of an Accumulation Unit for each Fund of the Separate Account will vary from Valuation Period to Valuation Period. The changes in Accumulation Unit values for the Separate Account Funds will reflect:

•  changes in the net asset values of the Underlying Funds, depending on the investment experience and expenses of the Underlying Funds, and

•  Separate Account charges under the Contracts, with the annual rates calculated as a daily charge. (See "Charges You or Your Employer Will Pay".)

Refer to "Appendix A: Unit Value Information for the Separate Account Funds" in this Prospectus to review changes in Accumulation Unit values for each Fund over a period of time.

Accumulation Unit Values for Transactions

When you allocate Contributions to a Separate Account Fund or transfer Account Value to a Fund, we credit Accumulation Units to your Account Value. When you withdraw or transfer Account Value from a Separate Account Fund, we cancel Accumulation Units from your Account Value.

When you are a participant in a plan that becomes eligible for the Reduced Fee, we cancel, on the date the plan becomes eligible, Accumulation Units with a total value equal to your Account Value in each Separate Account Fund, and credit your Account Value with Accumulation Units based on the Reduced Fee ("Reduced Fee Accumulation Units") that have the same total value as the Accumulation Units that were canceled. Similarly, if your plan ceases to be eligible for the Reduced Fee, we would, on the date that plan becomes ineligible, cancel the Reduced Fee Accumulation Units and credit your Account Value with Accumulation Units based on the regular fees that have that same total value.

The Accumulation Unit value for a transaction is the value for the Valuation Period during which we receive the deposit or a valid request in Complete Order. As a result, we will effect the transaction at the Accumulation Unit value we determine at the next close of a Valuation Day in the Valuation Period during which we receive a Complete Order (generally the close of the New York Stock Exchange on that day). If the request is a Complete Order, the amount available for withdrawal is the Account Value at the end of the Valuation Day that we receive (and approve, where required) the Complete Order. Deposits or Requests are deemed to be received by us if received prior to close of the New York Stock Exchange on a day that the New York Stock Exchange is open for trading, or on the next day the New York Stock Exchange is open for trading if they arrive on a day that the New York Stock Exchange is officially closed or following the close of the New York Stock Exchange on a day when it is open.

We calculate the number of Accumulation Units for a transaction by dividing the dollar amount you have allocated to, or withdrawn from, the Fund during the Valuation Period by the applicable Accumulation Unit value of the Fund for that Valuation Period.

Your Right to Transfer Among Investment Alternatives

Subject to certain restrictions (see "Frequent Purchases and Redemptions," below), You may transfer Account Value among Funds of the Separate Account, and between the Separate Account and the General Account, unless your Plan limits transfers. There are no tax consequences to you for transfers among Investment Alternatives.

Your request for a transfer will not be binding on us and cannot be effectuated until we receive a Complete Order (see "Definitions We Use in this Prospectus" for a definition of Complete Order) from you. Please note our policy on frequent purchases and redemptions under "Frequent Purchases and Redemptions of Fund Shares."

OUR PAYMENT OF ACCOUNT VALUE TO YOU OR A BENEFICIARY

Your Right to Make Withdrawals, including by Specified Payments

Your right to withdraw your vested Account Value is restricted by federal tax law and the provisions of the applicable Plan. If you have the right to make withdrawals, you may withdraw all or a portion of your vested Account Value. If you are married, your Eligible Spouse usually must consent to any withdrawals. We may take up to seven days following receipt of your withdrawal request to process the request and mail a check to you or electronically transfer funds to your bank account where available.

Your Right to Make Transfers

If your employer's Plan permits transfers to other contracts, you may transfer your Account Value but only to a provider specifically identified in the Plan. Transfers while you are actively employed to any provider not specified in the Plan are prohibited.

403(b) Thrift Plans and 401(k) Plans. If you are under age 59 1/2, federal tax law provisions prohibit you from withdrawing the portion of your Account Value that is attributable to your own salary reduction Contributions and the earnings on those Contributions, except in certain circumstances, such as death, disability or termination of your employment. If you are under age 59 1/2 and meet certain conditions under the Code, you may be able to withdraw Contributions, but not the earnings on them, if you incur a financial hardship. For 403(b) Thrift Plans, these federal tax law restrictions on withdrawals do not apply to any of your Contributions made before 1989 and earnings on your Contributions credited before 1989.

An Employer's Plan may impose restrictions on your ability to withdraw your Contributions or the Employer's Contributions, or both, which are in addition to the federal tax law restrictions. For example, a Plan may prohibit you from making any withdrawals until you terminate employment, or until you have reached age 59 1/2 or completed 5 years of participation in the Plan. If an Employer's Plan permits you to withdraw the Employer's Contributions before you terminate employment, you may not withdraw any of the Employer's Contributions and earnings thereon that are not fully vested to you.

401(a) Plans and Contracts. Federal tax law provisions permit you to withdraw your vested Account Value if your Employer's Plan is a profit-sharing plan and does not permit you to make before-tax Contributions. The withdrawal rules for other 401(a) Thrift Plans are generally the same as the 401(k) rules described above (except that there are no salary reduction Contributions). If your Employer's Plan is a defined contribution pension Plan (not a profit-sharing plan), then you may not withdraw your vested Account Value until you terminate employment with the Employer, subject to the provisions of the Plan.

An Employer's Plan may impose restrictions on withdrawals, such as prohibiting you from making any withdrawals until you terminate employment, or until you have reached age 59 1/2 or completed 5 years of participation in the Plan. If an Employer's Plan permits you to withdraw the Employer's Contributions before you terminate employment, you may not withdraw any of the Employer's Contributions and earnings thereon that are not fully vested to you.

Single Sum Payment upon Termination of Employment. Your Plan may provide that, if your vested Account Value is $1,000 or less (or a higher amount as may be permitted under provisions of the Plan and applicable laws) when you terminate employment with the Employer, we will pay your vested Account Value to you in a single sum payment.

Specified Payments Option. If you have reached the age of 59 1/2 or you have terminated employment with your Employer and reached age 55 and you are permitted to make withdrawals under the Plan, you may elect to make partial withdrawals of your Account Value by telling us a set amount to be withdrawn each month, under our Specified Payments Option. You must specify an amount, which may not be less than $100, and must tell us the Investment Alternatives from which the withdrawals should be taken.

When you are receiving Specified Payments, you and your Employer may continue to make Contributions on your behalf. You also may transfer your Account Value among Investment Alternatives and make other withdrawals when receiving Specified Payments.

Specified Payments will continue until the earliest of:

•  your death;

•  our receipt of your written request to change or end the Specified Payments;

•  a decline in your Account Value (or your balance in any Investment Alternative designated for withdrawals) so that the remaining balance is not large enough to cover the next Specified Payment due; or

•  your Annuity Commencement Date.

If you are subject to the minimum distribution rules under the Code, you should ensure that the Specified Payments for the year equal or exceed your minimum required annual distribution. See "Federal Tax Information—Minimum Required Distributions."

Income Tax Consequences. You should consider the possible federal income tax consequences of any withdrawal, including withdrawals under the Specified Payments Option. You are taxed at ordinary income tax rates on the portion of the withdrawal that is taxable. A Thrift Plan Participant will not be taxed on the amount of any Contributions made with "after-tax" dollars, but there are special rules under the Code for determining whether a withdrawal, or portion of a withdrawal, will be considered a return to you of after-tax Contributions. Qualified distributions from a Designated Roth Account are not taxable (See "Federal Tax Information").

Penalty Tax on Taxable Amount. There is a 10% federal penalty tax on the taxable amount of your withdrawals, unless you have reached the age of 59 1/2, are disabled or have died, have opted out of participation in a Plan that provides for automatic enrollment within 90 days of your first automatic deferral, or the distributions are Annuity Payments beginning after you terminate employment over your life (or life expectancy) or over the joint lives (or joint life expectancies) of you and the Beneficiary, or in certain other circumstances.

How to Tell Us an Amount to Transfer or Withdraw

To tell us the amount of your Account Value to transfer or withdraw, you must specify to us:

•  the dollar amount to be taken from each Investment Alternative, or

•  for Separate Account Funds, the number of Accumulation Units to be transferred or withdrawn, or

•  the percentage of your Account Value in a particular Investment Alternative to be transferred or withdrawn.

In some cases, certain withdrawals under 403(b) Plans may require the approval of the Employer or third party administrator, if applicable. In most cases, if you are making a withdrawal and have a Designated Roth Account, you must specify whether to take the withdrawal from your Designated Roth Account or Employee Contribution Account. If you have a Rollover Account or a Designated Roth Rollover Account, amounts will be taken from the respective rollover account first. However, for corrective distributions of Contributions that exceed applicable contribution limits, withdrawals will be made from your Employee Contribution Account first, then your Roth Contribution Account, and will not be made from any of your rollover accounts.

For transfers, you must specify the Investment Alternative(s) to which you are moving the transferred amount. You must also specify the accounts to which transfers apply. Your request for a transfer or withdrawal is not binding on us and cannot be effectuated until we receive all information necessary to process your request and, in the case of the International Funds, by U.S.P.S. regular mail to our Financial Transaction Processing Center.

Note our policy on frequent purchases and redemptions under "Frequent Purchases and Redemptions".

Loans

If your Employer's Plan allows participant loans, you have the right to borrow using your Account Value as collateral security for the loan or, if your Employer's Plan provides for loans to be made using a trust, you will withdraw the loan amount from your Account Value. Loans may not be taken from or secured by amounts held in a Designated Roth Account. The amount of the loan permitted is governed by Section 72(p) of the Code and the Contract terms.

A "trusteed loan" is a loan made through the trustee of the Plan. A "non-trusteed loan" is a loan made directly to a participant. Non-trusteed loans require collateral, and may be referred to as "collateralized." Collateralized loans are loans for which security in the amount of 120% of the loan amount is required to be transferred into the General Account and held against repayment of the loan. Trusteed loans are uncollateralized (and may be referred to as "uncollateralized") and the loan amount is withdrawn from the Account Value and is paid to the participant directly.

For trusteed loans, the application for the loan is generally submitted to a trustee or trustees appointed by your employer, who are responsible for the approval, administration and collection of loans to Participants in the employer's Plan.

For non-trusteed loans, you are required to transfer an amount equal to 120% of the loan from the Separate Account to the General Account unless you already have allocated the necessary amount of your Account Value to the General Account to serve as collateral security for repayment of the loan. You must instruct us from which Investment Alternatives the transfer of collateral security, or the withdrawal for a trusteed loan, is to be made. We will not permit you to make withdrawals or transfers of the collateral amount while the loan is outstanding. There are no tax consequences to you from obtaining a loan, unless you do not make repayments when they are due. For a non-trusteed loan, you can only borrow to the extent that you have allocated a sum equal to 120% of the loan amount to the General Account. If you do not have 120% of the loan amount (in addition to sums already serving as collateral for other loans) in the General Account and do not allocate additional amounts to the General Account from your Account Value allocated to other investment alternatives to achieve such 120%, you cannot borrow that loan amount. We do not transfer amounts to the General Account for purposes of satisfying the collateral requirement on your behalf unless we are instructed by you to transfer from other investment alternatives to the General Account.

The interest rate for a non-trusteed loan is 3% higher than the General Account interest rate credited to amounts held in the General Account as collateral security. For non-trusteed loans, you will pay interest on the loan, but the amount we hold in the General Account as collateral for your loan will accrue interest. The amount held in the General Account as collateral for a loan that is a non-trusteed loan may earn interest at a rate different and lower than the rates earned by other amounts in the General Account and the interest it earns may be lower than the returns of some or all of the Separate Account Investment Alternatives. The interest rate for a trusteed loan is the Prime Rate +1%, which you pay to your Account. In such case we do not receive any portion of the interest paid.

Payments of principal and interest that are not made by payroll deduction are due at least quarterly. The due dates for payments of principal and interest made by payroll deduction will be based on your employer's payroll frequency.

For loans where a trustee has been appointed, we charge an origination fee of $75 for loans repaid by payroll deduction and an annual fee of $15 per year, and $350 for loans paid through Home Billing, collected at the time the loan was originated and deducted from the loan proceeds.

All Plans require authorization by the Employer or third party administrator, as applicable, for Participant loans.

Death Benefit During the Accumulation Period

We will pay a death benefit to your designated Beneficiary if you die during the Accumulation Period. If you are married, your Eligible Spouse must be the Beneficiary unless you designated a different Beneficiary with the written consent of your Eligible Spouse.

We will pay the death benefit after we have received at our Home Office:

•  due proof of your death;

•  notification of election by the Beneficiary(ies) of the form in which we are to pay the death benefit; and

•  all other information and documentation necessary for us to process the death benefit request.

The amount of the death benefit will be your Account Value, less outstanding loans, and interest as of the date on which we receive the items listed above. Until then, your Account Value will remain allocated as it was on the date of death.

Form of Death Benefit Payment. The Beneficiary will elect the form of death benefit. Payment options include a single sum payment, annuity payments or installment payments, depending on the provisions of the Contract and the Plan. The Code imposes special requirements on the payment of a death benefit and specifies the time period in which we must pay it. We will pay the death benefit in a single sum if a Beneficiary does not select an option by the date the Code requires a payout to be made.

In addition, Participants must begin taking minimum distributions after they reach a certain age (called the Required Beginning Date or Required Distribution Date), and certain requirements depend on whether you had reached that age at the time of death. Beneficiaries should consult their tax advisers for any additional rules that may apply in their particular circumstances. See "Federal Tax Information—Minimum Required Distributions".

In general, any method of distribution that a Beneficiary selects must comply with one of the following.

(a)  Five Year Rule. The general rule is that we must pay the entire death benefit to the Beneficiary by December 31 of the calendar year that is five calendar years after the Participant's death, unless we pay the benefit under (b), (c), (d) or (e) below.

(b)  Life Annuity Rule. If a Beneficiary selects an annuity, the entire death benefit must generally be distributed to the Beneficiary in the form of Annuity Payments that begin within one year of the Participant's death and are payable over a period of time that is not more than the Beneficiary's life or life expectancy, whichever is longer.

(c)  Commencement of Minimum Distributions. If a Participant dies after reaching the Required Beginning Date, the method of distribution the Beneficiary selects may not be slower than the method of distribution that was in effect before the Participant died.

(d)  Alternative Method of Distribution. If a Beneficiary withdraws the required distribution from another plan of the same type in accordance with applicable IRS regulations, if permitted by the Plan, the Beneficiary will not be required to receive a distribution from a 403(b) Thrift Plan under (a), (b) or (c) above.

(e)  Beneficiary is the Eligible Spouse. Special rules apply if the only Beneficiary is your surviving Eligible Spouse. The rules apply for both the five year rule in (a) and the life annuity rule in (b) above. A Beneficiary who is your Eligible Spouse may use your Required Beginning Date for determining when minimum distributions must begin. As a consequence, the Beneficiary does not have to begin receiving benefits until the April 1 following the calendar year in which you would have reached age 70 1/2 if still alive.

Discontinuance of a Contract

A Contractholder, at its discretion, may discontinue a Contract as of the first of a month that is at least 30 days after we receive notice of the discontinuance. We may discontinue a Contract upon at least 31 days' notice to the Contractholder, during which time the Contractholder may cure any remediable defaults, if (1) the Contractholder fails to remit payment of the Contractholder's administrative charges within 31 days after payment is due; (2) the Contractholder fails to meet the requirements of the Contract or abide by the terms of the Contract; (3) the class of group annuity contracts to which the Contract belongs is discontinued by the Company; or (4) the Contractholder elects not to use Hotline Plus. For Contracts issued to 401(A) and 401(k) plans, we may also discontinue the Contract if a modification to the Contract is necessary in order to comply with Federal or State requirements, including ERISA, and the Contract Holder refuses to accept a modification of the Contract or a substantially similar contract offered by the Company that incorporates such modification. Additionally, the Company may discontinue the Contract without notification to the Contractholder if mail addressed to the Contractholder at the last address on record with the Company has been returned as undeliverable and the Contractholder has not provided the Company with a new address within 60 days of the date such mail is returned.

Impact of Discontinuance of a Contract. Our discontinuance of a Contract will be effective as of a date we specify in writing that provides the Contractholder with at least 31 days' advance notice in which to cure any remediable defaults, except that no such notice is required if mail to the Contractholder is returned as undeliverable.

Discontinuance of a Contract does not relieve the Contractholder of its obligations under the Contract or the Plan, and amounts accumulated for Participants will remain under the Contract. Upon discontinuance:

•  the Contractholder may not make any further Contributions,

•  all administrative services to the Contractholder shall terminate,

•  If requested by a Contractholder we may transfer to another insurance company or for 401(a) Thrift contracts, to a trustee of a trust established under the applicable Plan, or, for 403(b) Thrift Plans, to another financial institution that issues 403(b) Thrift Plan annuities or other permissible funding products, all amounts accumulated under the Contract in accordance with the discontinuance rules as described above. A transfer will require the consent of Participants in connection with 403(b) Thrift Plans, except that such consent is not required for Contracts issued to fund 403(b) Thrift Plans after January 1, 2009, subject to state approval of a rider to the contract. Participant consent will not be required for existing Contractholders under Contracts issued prior to January 1, 2009 that request and accept a rider to their Contracts (in states where the rider has been approved by the state regulator) permitting transfers without the consent of Participants upon discontinuance, if they meet our requirements, which may involve providing documents we request of all Contractholders with such rider. The transfer to another insurance company or financial institution will be made no later than 120 days (or later date requested by the Contractholder) after we have received a written request from the Contractholder for the transfer, provided we have been furnished with all information necessary to effect the transfer. A Plan may be terminated upon the distribution of all assets under the Plan. Existing Contractholders that have not been issued this rider may request the addition of such rider permitting transfers without the consent of participants and termination of the relevant Plan, if they meet our requirements, and

•  If provided by your contract, under a Plan to terminate the Plan the Contractholder may, subject to the terms of the Plan and the requirements of the Code, instruct us to distribute your account value to you in a lump sum or purchase paid-up annuity benefits for you. We will withdraw your Account Value and pay you the lump sum or purchase the paid-up annuity benefits within 30 days of the Valuation Day upon which we calculate your Account Value following such instructions.

Following a discontinuance for any of the reasons specified above, with regard to amounts that have not been withdrawn, each Participant whose assets have not been withdrawn can change allocations, make transfers and make full or partial withdrawals, but is not permitted to add assets.

Notice of Amendment and Option to Discontinue. We will provide Contractholders with a written notice and an explanation concerning substantive amendments of the Contracts, including any amendments necessary to comply with federal or state law requirements, at least 60 days before the effective date of the amendment. A Contractholder may discontinue its Contract; however, any funds under a discontinued Contract that are not withdrawn remain subject to the Contract, as amended. See "Impact of Discontinuance of a Contract" for more information.

When We May Postpone Payments

We will pay any amounts due from the Separate Account for a withdrawal (including a Specified Payments Option withdrawal), death benefit or termination, and will transfer any amount from the Separate Account to the General Account, within seven days, unless:

•  The New York Stock Exchange is closed for other than usual weekends or holidays, or trading on that Exchange is restricted as determined by the S.E.C.; or

•  The S.E.C. by order permits postponement for the protection of Participants; or

•  An emergency exists, as determined by the S.E.C., as a result of which disposal of securities is not reasonably practicable or it is not reasonably practicable to determine the value of the Separate Account's net assets.

YOU MAY OBTAIN AN ANNUITY WITH YOUR ACCOUNT VALUE

Amount of Annuity Payments

If your Employer has selected Mutual of America as the annuity provider for annuity benefit distributions, at your Annuity Commencement Date, we will apply your Account Value to provide a stream of monthly Annuity Payments

(an annuity) from us to you (the Annuitant). Once Annuity Payments have begun, you may no longer make Contributions, transfers or withdrawals under the Contract and your Employer may no longer make Contributions on your behalf. If your Plan permits, and subject to its provisions, you may elect to receive your Account Value by making partial or full withdrawals, including withdrawals under our Specified Payments option, instead of receiving Annuity Payments. The amounts of our Annuity Payments for the type of annuity you select will be fixed.

We will fix the amount of each Annuity Payment and guarantee the payments, according to the form of annuity you select. The amount of the Annuity Payments depends on the age of the Annuitant(s), the annuity form you choose, the applicable annuity purchase rates and your Account Value.

We guarantee that the purchase rates we use to determine the amount of Annuity Payments will be the better of the guaranteed rates in the Contract or our then current annuity purchase rates.

We will issue for delivery to you an individual certificate setting forth the amount and terms of payment of your annuity benefits. We will send Annuity Payments directly to you at your last known address, as filed with us.

Annuity Commencement Date

You must notify us in writing of the Annuity Commencement Date in advance, according to our procedures. Unless federal or state law or the Plan requires otherwise, you may elect an Annuity Commencement Date that is your:

•  Normal Retirement Date (generally, when you reach age 65); or

•  Early Retirement Date (up to 10 years before your Normal Retirement Date); or

•  Later Retirement Date (any time after your Normal Retirement Date), but not later than the April 1 following your attainment of age 70 1/2.

Available Forms of Annuity

If you have an Eligible Spouse on the Annuity Commencement Date, you will receive Annuity Payments in the form of a Joint and 66 2/3% Survivor Annuity with Ten Years Certain, with your Eligible Spouse as joint Annuitant as described below, unless you, no more than 180 days (or other period depending on the provisions of the Plan) before the Annuity Commencement Date, select in writing one of the other annuity forms listed below and your spouse consents in writing to the form selected. If you do not have an Eligible Spouse on the Annuity Commencement Date, you will receive Annuity Payments in the form of a Non-Refund Life Annuity, as described below, unless before the Annuity Commencement Date, you select in writing a different annuity form.

You may select a form of annuity (subject to the availability of such annuity under your Employer's Plan), examples of which are described below, and in each case you will be the Annuitant.

Life Annuity with Ten Years Period Certain. This annuity form provides for monthly Annuity Payments to you during your lifetime, but if you die before the end of the ten year period, your Beneficiary will receive the monthly Annuity Payments until the end of the ten year period. If the Beneficiary dies while receiving payments before the end of the period, we will pay the commuted value of the remaining Annuity Payments to the payee named by the Beneficiary.

Joint and 66 2/3% Survivor Life Annuity with Ten Year Period Certain. This annuity form provides a monthly Annuity Payment during your lifetime and 66 2/3% of that monthly Annuity Payment to the joint Annuitant after your death if the joint annuitant survives you. If both you and the joint Annuitant die before the end of the ten year period, payments continue to the Beneficiary in the amount last paid until the end of the ten years (the certain period). If the Beneficiary dies while receiving payments before the end of the period, we will pay the commuted value of the remaining Annuity Payments to the payee named by the Beneficiary. If a person you have named as your joint Annuitant dies prior to the Annuity Commencement Date, your election of this annuity form is cancelled automatically.

Full Cash Refund Annuity. This annuity form provides for monthly Annuity Payments to you, continuing until your death. If the aggregate amount of the monthly Annuity Payments that we made to you is less than your vested Account Value at the Annuity Commencement Date, we will pay the difference to the Beneficiary.

We will calculate any commuted value on the basis of compound interest at a rate we determine that is consistent with the interest assumption for the annuity rates we used to determine the Annuity Payments.

Joint and Survivor Life Annuity. Same as the Joint and Survivor Life With Period Certain annuity above, except that payments will end upon the death of the survivor as between the Annuitant and the joint annuitant. There is no guaranteed minimum payment period.

Non-Refund Life Annuity. We make a monthly Annuity Payment until your death. No amount is payable to any joint annuitant or Beneficiary.

Other Forms. In addition to the forms of annuity listed above, your Plan may offer additional forms of annuity as of your Annuity Commencement Date. We may, if offered by your Plan, permit you to elect a different period certain for life annuities and joint and survivor life annuities. Currently, in addition to the ten year period, we permit the election of life annuities with periods certain of three, five and fifteen years. Additionally, we may, if offered by your Plan, permit you to elect a different percentage survivorship benefit for joint and survivor life annuities (with or without period certain). Currently, in addition to the 66 2/3% survivorship benefit, we offer survivorship benefits of 50%, 75% and 100%. We have the right to discontinue offering these periods certain and survivorship benefits at any time unless your Contract provides otherwise.

Death after Annuity Commencement Date

If you (and your joint Annuitant if the form is a joint annuity) were to die on or after the Annuity Commencement Date and annuity payments have begun, your Beneficiary will receive the benefit (if any) provided by the form of annuity under which Annuity Payments were due. See "Available Forms of Annuity" above.

Single Sum Payment for Small Annuity Payments

If your vested Account Value is $1,000 or less (or such greater amount as may be permitted by law and specified in the Plan) on the Annuity Commencement Date you have requested, or at your required beginning date, as applicable, we will pay your Account Value to you in a single sum payment, and you may not elect to receive Annuity Payments. Alternatively, we may make such single sum payment to an IRA (or Roth IRA for Designated Roth Accounts) established by you (or your employer for you) if the Plan so provides. See "Minimum Required Distributions".

OUR GENERAL ACCOUNT

Scope of Prospectus

We have not registered the Contracts under the Securities Act of 1933 for allocations to the General Account, nor is the General Account registered as an investment company under the 1940 Act. The staff of the SEC has not reviewed the disclosures in this Prospectus that relate to the General Account. Disclosures regarding the fixed portion of the Contracts and the General Account, however, generally are subject to certain provisions of the federal securities laws relating to the accuracy and completeness of statements made in prospectuses. For more details regarding the General Account, you should refer to the Contract.

General Description

Amounts you allocate under a Contract to the General Account become part of our general assets. Our General Account supports our insurance and annuity obligations, including the Payment of Claims under our Contracts and our Policies, and is subject to the claims of our creditors. The General Account consists of all of our general assets, other than those in the Separate Account and other segregated asset accounts.

We bear the full investment risk for all amounts that Participants allocate to the General Account. We have sole discretion to invest the assets of the General Account, subject to applicable law. Your allocation of Account Value to the General Account does not entitle you to share in the investment experience of the General Account. You should consider our claims paying ability and financial strength when allocating amounts to the General Account.

We guarantee that we will credit interest for the life of the Contract to Account Values in the General Account at a rate at least equal to the minimum rate required by your Contract, if any. If your Contract does not set forth a minimum rate, we will credit interest at a rate at least equal to the minimum rate required by applicable state law or if no state law minimum rate is applicable to a Contract, the guaranteed minimum credited interest rate determined by us annually in accordance with the NAIC standard non-forfeiture law for annuities. The NAIC minimum rate is determined in accordance with a formula. The current NAIC minimum rate formula as applied by us is based upon the five-year constant maturity treasury rate reported by the Federal Reserve as of the close of business on the last business day each October. In no event under the current NAIC formula will the minimum guaranteed credited interest rate be less than 1% nor more than 3%. We determine whether the application of the formula will change the minimum guaranteed rate each November, and any change is effective the following January 1. In our sole discretion, we may credit a higher rate of interest to Account Values in the General Account, although we are not obligated to credit interest in excess of the minimum rate. We compound interest daily on Account Values in the General Account, to produce an effective annual yield that is equal to the stated interest rate.

The interest rates may be different for the portion of your Account Value in the General Account being held as collateral for a loan.

We reserve the right to credit a higher interest rate than the rate otherwise set for amounts allocated to the General Account when the Employer uses electronic media, in compliance with our established rules and requirements, for the transmission and receipt of certain information regarding Participants, Contributions and other Contract information, and in certain other circumstances.

Refer to the additional information about our General Account's operations in Appendix B to this Prospectus.

Transfers and Withdrawals

You may transfer Account Value to and from the General Account, subject to any restrictions contained in your Employer's Plan. To the extent permitted by the Code and your Plan, you may withdraw your Account Value from the General Account prior to the Annuity Commencement Date. See "Your Right to Transfer Among Investment Alternatives", "Frequent Purchases and Redemptions of Fund Shares" and "Your Right to Make Withdrawals, including by Specified Payments" under "Our Payment of Account Value to You or a Beneficiary". We have the right to delay certain transfers and withdrawals from the General Account for up to six months following the date that we receive the transaction request.

WHERE TO CONTACT US AND GIVE US INSTRUCTIONS

Transfers and Allocation Changes by Telephone or Internet

You may make requests by telephone or Internet for transfers of Account Value among Investment Alternatives (except for transfers to any of the International Funds) or to change the Investment Alternatives to which we will allocate your future Contributions, except that we do not accept withdrawal requests by telephone or Internet. On any Valuation Day, we will consider requests by telephone or Internet that we receive by 4 p.m. Eastern Time (or the close of the New York Stock Exchange, if earlier) as received that day. We will consider requests that we receive after 4 p.m. Eastern Time (or the Exchange close) as received on the next Valuation Day.

You must use a Personal Identification Number (PIN) to make telephone or Internet requests. We mail a PIN to you, and your use of the PIN constitutes agreement to use the PIN in accordance with our rules and requirements. To change or cancel your PIN, you may call our toll-free telephone number or follow the instructions at our Internet website.

We reserve the right to suspend or terminate at any time the right of Participants to request transfers or reallocations by telephone or Internet. We also reserve the right not to accept powers of attorney or other trading authorizations granted by any Participant to a third party. Either telephone or Internet transactions may not be possible during periods of heavy usage or from time to time for technical reasons, and you should place your order by an alternate method during any such period. The company's failure to follow reasonable procedures may result in liability for any losses due to any unauthorized or fraudulent telephone or Internet transfers.

We will not be liable for following instructions communicated by telephone or Internet that we reasonably believe to be genuine. To confirm that instructions communicated by telephone or Internet are genuine we will ask for personally identifying information to confirm your identity, record all telephone transactions and provide confirmation of transactions, in writing, except for allocation changes made over the Internet.

Frequent Purchases and Redemptions of Fund Shares

The purpose of our Contracts is to assist with the accumulation of long-term retirement savings. Our Contracts are not intended to provide Contractholders and Participants with a means to engage in market timing through frequent transfers of their Account Values in an attempt to take advantage of daily fluctuations in the securities markets.

Excessive frequent transfer practices designed to take advantage of short-term market changes may cause disruption to the efficient administration of portfolio management strategies and increase transaction costs. Under certain market conditions, such transfer practices can harm the investment performance of an Underlying Fund if it involves amounts which are substantial when compared to the net total Underlying Fund assets under management.

Each Underlying Fund has reserved the right to reject any aggregate purchase of Fund shares that it determines to be inconsistent with their Fund's policies and procedures relating to market timing. As such, there is also a risk that excessive frequent transfer practices by individual Contractholders and Participants could cause an Underlying Fund to reject a net purchase order from a Separate Account Fund on behalf of many Contractholders and Participants, thereby compromising our ability to carry out purchase and redemption orders of many of our Contractholders and Participants.

In consideration of the above, we have adopted and implemented the following policies and procedures with regard to frequent transfers.

Transfers into any of the International Funds can only be effected by mail. Because of the time difference between the close of the United States securities markets and the close of international securities markets, the International Funds are more likely to be subject to market timing transfers than the other Funds. Accordingly, we have adopted a special administrative rule for transfers into any of the International Funds and for revocations of such transfer requests. You must send in writing, by U.S.P.S. regular mail, to our Financial Transaction Processing Center in Boca Raton, Florida, all requests for transfers into any of the International Funds or revocations of such transfer requests. We will not accept orders for transfers of your Account Value to any of the International Funds or revocations of such transfer requests placed by any other means, including via our toll free 800 number or our Internet website, nor will we accept such transfer orders or revocations made in writing and delivered by fax, hand or express delivery service to our home office in New York City, any Regional Office or our Financial Transaction Processing Center. We will not accept U.S.P.S. regular mail transfer requests (or revocations of such transfer requests) into any of the International Funds that are received at the home office in New York City or any Regional Office. To obtain a form for making written transfer requests, you may call our toll free number, 1-800-468-3785. You may revoke an order for transfer into any of the International Funds only in writing sent by U.S.P.S. regular mail to our Financial Transaction Processing Center. You may continue to place orders for transfers out of any of the International Funds either in writing, by calling our toll-free number, or via our website, www.mutualofamerica.com.

We reserve the right to modify or terminate the administrative rule for transfers to the International Funds and to extend the rule to other Funds. We also reserve the right to adopt additional rules that would apply to Contractholders and Participants who in our view are repeatedly engaging in short-term trading through transfers of all or a portion of their Account Values in any of the Separate Account Funds offered under our Contracts. Note: The Retirement Funds of the Investment Company may invest in shares of the other Investment Company Funds, including the International Fund, and are exempt from the requirement to place orders for purchases and sales of such shares by U.S.P.S. regular mail.

We work with the Underlying Funds to discourage Contractholders and Participants from engaging in excessive frequent transfers that could harm any Fund's investment performance. We periodically meet with the management of the Underlying Funds to discuss any factors that may materially impact investment performance of the Underlying Funds, including excessive frequent transfer activity, if any. We periodically request a description of the Underlying Funds' procedures and controls used to identify any excessive frequent transfer activity and a report on whether any such activity might have an adverse effect on the investment performance of any of the Underlying Funds. It should be noted that each of the Underlying Funds has established its own internal restrictions or minimums, and may decide to apply its own frequent trading policies and procedures to your transactions in the event it determines that, in its opinion, our procedures do not satisfy its particular policies and procedures. The Underlying Fund policies and procedures, if applied to your transactions, could result in a limit on the number of trades you can request in specified time periods, temporary blockage of trades or other actions. In addition, we may be required to disclose information on participant transfers to the Underlying Funds. We also request assurance that the Underlying Funds are correctly daily valuing their Funds and appropriately using Fair Value Pricing, where required.

We aggregate all daily purchase or redemption orders received from all Contractholders and Participants under the Contracts into a net purchase or redemption of shares of the Underlying Funds. We monitor such aggregate net daily purchase and redemption into or out of each Underlying Fund to make a determination, in our opinion, as to whether such aggregate net trading activity is material in relation to the total assets managed by each of the Underlying Funds, and if so, whether it could have an adverse impact on an Underlying Fund's investment performance based upon the total net assets under management. We reserve the right to look back from any daily purchase or redemption activity in order to identify frequent transfer activity involving substantial amounts.

Depending on the nature of the net transfer activity, we will determine if there is frequent transfer activity conducted by the same Contractholders and Participants which could adversely impact the investment performance of an Underlying Fund, in view of the total net assets of the Underlying Fund, or could cause an Underlying Fund to reject a net purchase order on behalf of all Contractholders and Participants. In this regard, we can review individual purchase and redemption requests by Contractholders and Participants. If, in our opinion, excessive frequent transfer activity could cause an adverse effect on the investment performance of an Underlying Fund or could cause an Underlying Fund to reject a net purchase order on behalf of all Contractholders and Participants, we will take such actions as are appropriate to discourage such activity from continuing, as noted below. We do not accommodate Participants engaging in market timing. We will take the following actions in the following order:

•  contact the Contractholder or Participant and remind them that the Contracts are not designed to be used for such frequent transfers, request that such activity cease, and inform them that their use of the Internet or the 800-line privileges for transfer activity will be suspended if the activity does not cease;

•  if the activity does not cease, suspend the Contractholder's or Participant's Internet and 800-line privileges for transfers and require that all future purchase and redemption requests be carried out solely via a signed, written request to initiate any transaction, to be sent to our Financial Transaction Processing Center in Boca Raton via U.S.P.S. regular mail (the "Regular U.S. Mail Rule");

•  then, in appropriate circumstances reject a transfer request, consistent with applicable law, rule, and regulation.

These procedures are applied uniformly to all Contractholders and Participants, individually and in the aggregate, engaging in such frequent transfer activity. The Contracts seek to provide a high degree of flexibility to Contractholders and Participants in managing their long-term retirement savings and other benefits and to this end do not have "front end" charges on contributions or transfers, or "back end" surrender or redemption charges on transfers or withdrawals. The Contracts permit unlimited, no-fee transfers between and among our General Account and the Separate Account Funds. We have no arrangements with any person or entities to permit frequent transfer activity and no such arrangements are permitted. We have not set a restriction on the amounts or number of transactions allowed in a given period and have not established a minimum holding period other than as may be applicable regarding the policies as noted above, nor have we set an exchange or redemption fee.

There may be legal and technological limitations on our ability to impose restrictions or limitations on the transfer practices of our Contractholders and Participants which arise out of the state law affecting a Contract and the necessary judgments involved in creating monitoring parameters. Consequently, our ability to discourage excessive frequent transfers that do not involve material or substantial amounts in the Separate Account Funds may be limited. The detection or deterrence of frequent transfer activity involves judgments that are inherently subjective. Accordingly, there is no assurance that we can restrict all transfer activity that may adversely affect Contractholders or Participants. There can be no assurance that frequent transfers in the Separate Account Funds will not occur. As a result of the limitations, restrictions and judgments described in this paragraph, it is possible that some participants may succeed in frequent trading activities, and in that eventuality, the effects, if any, of such activities may to some degree impact the other participants in the Separate Account.

Contacting Mutual of America

Our home office address is:

Mutual of America Life Insurance Company
320 Park Avenue
New York, New York 10022-6839

You can obtain the address of your Regional Office by calling our toll-free number, 1-800-468-3785 or by visiting our website at www.mutualofamerica.com.

Participants and Contractholders may send in writing all notices and elections required or permitted under the Contracts, except that you may give certain instructions by telephone or Internet, as described below.

Where You Should Direct Requests

You may request an allocation change or a transfer of Account Value among Investment Alternatives (except for transfers to any of the International Funds) by calling 1-800-468-3785, visiting our website at www.mutualofamerica.com, or sending your written request to our Financial Transaction Processing Center. You must send requests for transfer of Account Value to the International Funds or revocations of such requests by U.S.P.S. regular mail to our Financial Transaction Processing Center. The address is:

Mutual of America Life Insurance Company
Financial Transaction Processing Center
1150 Broken Sound Parkway NW
Boca Raton, FL 33487-3598

For withdrawals, you must make your request according to our procedures, which we may change from time to time. Under our current procedures, you should make a withdrawal request in writing to your Regional Office. You may call our toll-free number for the address and phone number of your Regional Office.

You should use our forms to submit written requests to us; incomplete, unclear or unsigned forms will be returned without action.

ADMINISTRATIVE MATTERS

Confirmation Statements to Participants

We will send you a confirmation statement each time you change your allocation instructions (except that we will not send one for allocation instruction changes via our website), we receive a new Contribution from or for you, you transfer any portion of your Account Value among the Investment Alternatives, the change in the number of Accumulation Units and the change in Accumulation Unit Values attributable to your plan becoming, or ceasing to be, eligible for the Reduced Fee, or you make a withdrawal. A confirmation statement for a new Contribution may be part of your next quarterly (or monthly, if applicable) account statement. You must notify us of any error in a confirmation statement within 30 days after the date we processed the change or transaction, or within 30 days after the end of the period covered by the quarterly (or monthly) statement that serves as the confirmation statement, or you will lose the right to have us correct the error.

Designation of Beneficiary

You may designate a Beneficiary to receive any payments due upon your death, subject to any limits under a Plan or the Code. You may change the Beneficiary while you are living, either before or after the Annuity Commencement Date, by providing us (or your Employer when the Employer has agreed to hold such information) with written notice of the change. The designation or change in designation will, upon receipt by us, take effect as of the date you signed the written notice, whether or not you or the Beneficiary is living at the time of such receipt. Designations or changes in designation made via your employer will be deemed to be received by us at the time your employer enters the information on our system. We will not be liable, however, for any payment or settlement we make before we receive the notice from you or your employer, as the case may be, of Beneficiary or change of Beneficiary.

If you are married, the Beneficiary will be your Eligible Spouse unless we have received consent from the Eligible Spouse to permit another Beneficiary. The consent must:

•  be in writing

•  be signed by the Eligible Spouse and witnessed either by a notary public or a Plan representative

•  agree to your election to waive any qualified preretirement survivor annuity and qualified joint and survivor annuity forms of benefit that otherwise would be applicable, and

•  agree to the designation of a Beneficiary other than your Eligible Spouse.

You may not make subsequent Beneficiary designations or selections of forms of annuity benefit unless your Eligible Spouse provides written consent in the same manner.

If no Beneficiary designated by you is living at the time of your death during the Accumulation Period, or upon your death (and the death of the joint Annuitant, if any) during the Annuity Period, the Beneficiary or Beneficiaries will be determined in accordance with the Contract. The Contract lists classes of Beneficiaries in an order of preference. We will pay the surviving family member(s) in the first surviving class of Beneficiaries, in this order: your spouse; your children; your parents; and your brothers and sisters.

If we do not find family members in these classes, we will pay the executors or administrators of your estate. You should periodically review and update, if necessary, your Beneficiary designations.

Certain Administrative Provisions

Assignment of Contracts. Contractholders and Participants may not assign or transfer a Contract or any rights under a Contract, except as otherwise required or permitted by law.

Modification of Contracts. Our rights and obligations under a Contract cannot be changed or waived, unless one of our duly authorized officers signs a written agreement of the change or waiver.

We may change a Contract at any time by amendment or replacement, provided we give the Contractholder at least 60 days notice, without the consent of the Contractholder, any Participant or the consent of any other person who is or may become entitled to benefits under the Contract. Any change we make may not affect the amount or the terms of Annuity Payments that began before such change. See "Our Payment of Account Value to You or a Beneficiary—Discontinuance of a Contract."

Evidence of Survival. When payment of a benefit is contingent upon the survival of any person, we may require that evidence of that person's survival be furnished to us, either by personal endorsement of the check drawn for payment, or by other means satisfactory to us. If satisfactory evidence of survival is not received by us within 30 days following our request for it, we may suspend benefit payments until such evidence is received.

Misstatement of Information. If we pay a benefit under a Contract based on information that you or a Beneficiary misstated to us, we will recalculate the benefit when we learn of the misstatement. We will adjust the amount of the benefit payments, or the amount applied to provide the benefit, or both, to the proper amount we determine based on the corrected information.

If we underpaid benefits due to any misstatement, we will pay the amount of the underpayment in full with the next payment due under the Contract. If we overpaid any benefits due to a misstatement, we will deduct the overpayment to the extent possible from payments as they become due under the Contract. We will include interest on the amount of any underpayments or charge interest on overpayments, at the effective rate set forth in the Contract or as may be required under state insurance law provisions.

Information and Determination. Contractholders and Participants, as appropriate, must furnish us with the facts and information that we may require for the operation of the Contract including, upon request, the original or photocopy of any pertinent records held by the Contractholder or Participant. A Contractholder should report to us any determination that the Contractholder or employer makes pursuant to the terms of the Plan. We may rely on reports and other information furnished by Contractholders, employers or Participants and are not obligated to inquire as to the accuracy or completeness of such reports and information.

Non-Alienation of Benefits. To the extent permitted by law (a) no amount payable with respect to you may be subject to alienation, attachment, garnishment, levy (other than a federal tax levy or a Qualified Domestic Relations Order), execution, or other legal or equitable process, and (b) no such amount will in any way be subject to any legal process that would subject it to the payment of any claim against you or a Beneficiary.

Participation in Divisible Surplus

We are a mutual life insurance company and consequently have no stockholders. Participants share in our earnings through any dividends approved by the Company's Board of Directors. We can give no assurance as to the amount of divisible surplus, if any, that will be available for distribution under the Contracts in the future. The determination of such divisible surplus is within the sole discretion of our Board of Directors. No dividends are anticipated.

FEDERAL TAX INFORMATION

For federal income tax purposes, the Separate Account is not separate from us, and its operations are considered part of our operations. Under existing federal income tax law, we do not pay taxes on the net investment income and realized capital gains earned by the Separate Account. We reserve the right, however, to make a deduction for taxes if in the future we must pay tax on the Separate Account's operations.

Obtaining Tax Advice

The discussion below of the current federal tax status and consequences for Participants under the Contracts does not cover every situation and is for information purposes only. Tax provisions and regulations may change at any time. Tax results may vary depending upon your individual situation, and special rules may apply to you in certain cases. You also may be subject to state and local taxes and state and local tax treatment may not conform to federal tax law. For these reasons, you or a Beneficiary should consult a qualified tax adviser for complete tax information before taking any actions that could have tax consequences.

Payments Under Annuity Contracts Generally

Section 72 of the Code describes the income taxation of payments under annuity contracts, either during the accumulation period or after the annuity commencement date. We intend that the provisions of Section 72 will apply to payments we make under the Contracts. The general rule is that you must receive a payment under a Plan in order to be subject to income taxation. You do not include in your gross income the interest and investment earnings we credit to your Account Value until you withdraw or otherwise receive such amounts. However, certain assignments or pledges of a Contract or loans under a Contract may be treated as a distribution and accelerate the taxability of investment earnings.

Under general tax rules, when you receive a Plan distribution or Annuity Payments, all or part of the payment will be taxable to you as ordinary income. An important factor in determining the taxable portion is whether you have an investment in the contract, which generally is the amount of after-tax Contributions that you have made and not previously withdrawn. The taxation of distributions from Designated Roth Accounts is determined separately from the taxation of your Employee Contribution Account and Rollover Contribution Account. In addition, qualified distributions from Designated Roth Accounts are not taxable. See "Special Treatment for Designated Roth Contributions" below.

A Participant in a 403(b) Thrift Plan will not have any investment in the contract (unless the Participant has a Designated Roth Account or if the Participant has previously defaulted on a loan and received a deemed distribution). A Participant in a 401(a) or 401(k) Thrift Plan may have an investment in the contract, depending on whether the Plan provides for after-tax Contributions or the Participant has a Designated Roth Account (or if the Participant has previously defaulted on a loan and received a deemed distribution).

The following are general concepts, applicable for the discussion below about specific types of distributions.

•  If you do not have an investment in the contract, you must include in gross income the entire amount received during the tax year.

•  If you do have an investment in the contract, you may be able to exclude from gross income a portion of the Annuity Payments or other distribution received.

•  The amount you may exclude from gross income each year represents a partial return of your Contributions, if any, that you made with after-tax dollars (i.e., Contributions that you did not deduct or exclude from gross income for the tax year when the Contributions were made).

•  The simplified method is used to determine the percentage of Annuity Payments that you may exclude from gross income for a tax year. The percentage you may exclude is calculated by dividing your investment in the contract by your total anticipated payments from the Contract.

Withdrawals. When you withdraw a portion of your Account Value, under 403(b) and 401(k) contracts, rollover contributions are withdrawn first, vested employer contributions are withdrawn next and then contributions made by the employee. Under 401(a) contracts, rollover contributions are withdrawn first, then after tax employee contributions are withdrawn on a pro rata basis and then employer contributions. If you receive amounts (that are not Annuity Payments) under a Contract when you have an investment in the contract, you generally may exclude a portion of the payments from gross income. You may exclude from gross income an amount determined by dividing your investment in the contract by your vested Account Value as of the date of the distribution. The Internal Revenue Service may indicate another date for valuing Account Values for this purpose.

Single Sum Payments. If you receive a single sum payment of the Account Value, you must include in gross income, for the tax year in which you receive the payment, the difference between the amount of the payment and your investment in the contract, if any. Special income tax treatment may be available if a payment constitutes a "lump sum distribution" made from a retirement plan meeting the requirements of Section 401(a) of the Code.

Annuity Payments. If you begin to receive Annuity Payments, or another form of periodic payments such as an installment method for a fixed period or a fixed amount, you may apply the simplified method to determine the amount to exclude from gross income for the tax year of the distribution.

The simplified method continues to apply until you recover the investment in the contract. After that time, you will have to include the full amount of each Annuity Payment in gross income for each taxable year. If your death occurs before you have recovered the investment in the contract, the unrecovered amount may either be deducted on the final income tax return for your last taxable year or by the Beneficiary.

Special Treatment for Designated Roth Contributions. If permitted by your Plan, you may irrevocably designate a Contribution as a Designated Roth Contribution, to be deposited into a Designated Roth Account. While a Designated Roth Contribution is not excludable from your gross income when made, a qualified distribution from a Designated Roth Account is not includible in your gross income when distributed.

A qualified distribution is generally a distribution made:

1.  After the end of the five-year period beginning with the year in which you first made a contribution to any Designated Roth Account under the Plan; and

2.  In one of the following circumstances:

a.  You are age 59 1/2 or older, or

b.  You have died or become disabled.

The taxable portion of any distribution from a Designated Roth Account that is not a qualified distribution will be determined by applying the general tax concepts described above as if your Designated Roth Account were a separate contract, i.e., by dividing your investment in the contract (i.e. your Designated Roth Contributions) by your Designated Roth Account balance as of the date of the distribution.

Penalty Taxes for Premature Withdrawals

In addition to ordinary income taxation, Section 72 of the Code imposes a penalty tax on your premature withdrawals, which are withdrawals before you have reached age 59 1/2. This penalty tax is equal to 10% of the amount of the premature withdrawal that you include in gross income.

In general, the taxable amount of a withdrawal before you reach age 59 1/2 is not subject to a penalty tax if:

1.  You have died or become disabled;

2.  The withdrawals are Annuity Payments made over your life (or life expectancy) or the joint lives (or joint life expectancies) of you and the Beneficiary;

3.  The withdrawals are to pay your medical expenses or those of your spouse or dependents, if the medical expenses would be deductible by you for federal income tax purposes. (Generally, a taxpayer may deduct medical expenses if they are not covered by health insurance or otherwise reimbursed and they exceed 7.5% of the taxpayer's adjusted gross income,)

4.  You ended your employment with the Employer after first reaching age 55; OR

5.  You have opted out of participation in a Plan that provides for automatic enrollment within 90 days of your first automatic deferral.

There may be additional exceptions available in certain circumstances, and special rules may be applicable in connection with the exceptions enumerated above. You should consult a tax adviser with regard to exceptions from the penalty tax.

Exclusion of Contributions from Gross Income

403(b) Thrift Plan Contracts. We offer the Contract for Thrift Plans designed to meet the requirements of Section 403(b) of the Code. Under Section 403(b), Participants who are employees of public schools and organizations that are exempt from tax under Section 501(c)(3) of the Code may exclude from their gross income the Contributions applied to purchase annuity contracts on their behalf. This exclusion is subject to the following limits:

•  The aggregate Contributions per year for each employee cannot exceed the contribution limitation in Section 415(c) of the Code.

•  If you make Contributions under a salary reduction agreement, an additional limitation contained in Section 402(g) of the Code is applicable.

Contributions that you may exclude usually are limited to the smaller amount under these provisions. In general, the limitations are as follows:

•  The Contributions to the Plan cannot exceed the lesser of $50,000 for 2012 (indexed for inflation in later years), or 100% of your includable compensation (before salary reduction contributions);

•  Your contributions through salary reduction may not exceed $17,000] for 2012 (indexed for inflation in subsequent years). A special "catch-up" contribution, available to employees with 15 or more years of service with the same Employer who have not made maximum contributions in prior years, may increase that amount by up to $3,000 per year, to a maximum life-time "catch-up" of $15,000. If the Employer's Plan permits, Participants who are age 50 or older by the end of the calendar year may make an additional contribution of up to $5,500 for 2012 (indexed for inflation in later years). Designated Roth Contributions and Contributions are combined to determine your annual contribution amounts.

Designated Roth Contributions are not excludable from your gross income.

401(a) Thrift Plan Contracts and 401(k) Plans. You may not exclude or deduct Contributions from your gross income, unless your Plan is subject to Code Section 401(k). For 401(k) plans, you may exclude from gross income your salary reduction Contributions of up to $17,000 for 2012 (indexed for inflation in subsequent years). If the Employer's Plan permits, Participants who are age 50 or older by the end of the calendar year may make an additional contribution of up to $5,500 for 2012 (indexed for inflation in later years). For SIMPLE 401(k) Plans, that Participant Contribution limit is reduced to $11,500 for 2012 and indexed for inflation in later years. If the Employer's Plan permits, Participants who are age 50 or older by the end of the calendar year may make an additional contribution of up to $2,500 for 2012 (indexed for inflation in later years). Designated Roth Contributions are included in these limits.

The total amount of Contributions made by you and by the Employer on your behalf for any year is limited to the lesser of $50,000 for 2012 (indexed for inflation in later years) or 100% of your includable compensation (but before any salary reduction contributions that are excludable from gross income).

Contributions by or for you to other employer retirement plans may reduce the above limits for you.

Designated Roth Contributions are not excludable from your gross income.

Minimum Required Distributions

The Code contains a series of rules that require you (or your Beneficiary) to take minimum distributions beginning at a certain time (called the "Required Beginning Date") under any of the Plans for which we issue Contracts. For Plans subject to Code Section 403(b), you may take the required amount from a Contract we have issued, or from other contracts of the same type that you own.

You generally must begin taking distributions of Account Value by April 1 of the year following the year you reach age 70 1/2, unless you are still employed. A Plan, however, may require you if you are still employed to begin receiving minimum distributions at age 70 1/2.

We will provide explanatory information to Participants before their Required Beginning Dates. If, in any year, you do not satisfy the minimum distribution requirements, you may owe a penalty tax equal to 50% of the difference between the required minimum and the actual amount you withdrew in that year. In addition, the Plan may make the minimum payment to you without your consent.

Federal tax law provisions concerning distributions upon the death of a Participant may reduce the period over which a Beneficiary may take or defer receipt of the death benefit. See "Our Payment of Account Value to You or a Beneficiary—Death Benefit during the Accumulation Period".

Federal Estate Taxes

The death benefit payable to your Beneficiary is included in your estate for federal estate tax purposes, except in limited circumstances. See "Obtaining Tax Advice."

A Beneficiary generally will not receive a "stepped-up basis" for the increase in value under your Contract over the amount of your Contributions. The gain under a Contract is called "income in respect of a decedent" (IRD), and the Beneficiary may owe income tax at ordinary income rates on the IRD when the Beneficiary receives the death benefit. See "Obtaining Tax Advice." If your estate pays any estate tax on the death benefit, the Beneficiary may be able to credit the estate tax paid against the income tax the Beneficiary owes. A Beneficiary should consult a tax adviser for a complete explanation of the rules that will apply to the Beneficiary's particular situation.

Withholding on Annuity Payments and Other Distributions

We are required to withhold federal income tax on Annuity Payments and other distributions, such as single sum distributions or withdrawals. In addition, certain states require us to withhold if federal withholding is applicable. In some instances, you may elect to have us not withhold federal income tax.

Most withdrawals are subject to mandatory automatic 20% federal income tax withholding unless you elect to have us pay the withdrawal directly, as a federal income tax-free rollover, to another eligible plan or an IRA. The same rules generally apply to payments of death benefits to a surviving spouse Beneficiary, or to payments to a spouse or former spouse in connection with a divorce or separation decree or court order, except that a surviving spouse Beneficiary may make a direct rollover. Non-spouse beneficiaries may be able to have their distributions transferred to an individual retirement account or annuity, subject to Internal Revenue Service rules, but are not subject to mandatory tax withholding if they do not choose a direct transfer. For purposes of these withholding and rollover rules, a "spouse" means only a spouse recognized under federal law. See "Impact of Federal Defense of Marriage Act" below.

The mandatory 20% tax withholding does not apply to any distribution that is:

•  one of a series of substantially equal periodic payments (not less frequently than annually) made for your life (or life expectancy) or the joint lives (or joint life expectancies) of you and your designated Beneficiary, or a specified period of 10 years or more, or

•  a minimum distribution required under Section 401(a)(9) of the Code.

•  a hardship withdrawal if permitted by the Plan.

For all amounts not subject to the mandatory 20% withholding federal income tax is generally required to be withheld unless contract owner elects not to have federal income tax withheld. Death benefit payments to non-spouse Beneficiaries generally cannot be rolled over and are subject to tax withholding at different rates, but such payees generally also can elect to not have tax withheld. Certain small payments may be exempt from direct rollover and tax withholding rules. State and/or local tax withholding may also apply.

When you (or a Beneficiary) request withdrawals or Annuity Payments, we will give detailed information and advise you (or the Beneficiary) of possible elections to be made. Participants and Beneficiaries should carefully review information they receive from us.

Impact of Federal Defense of Marriage Act

Under the federal Defense of Marriage Act ("DOMA"), same-sex marriages currently are not recognized for purposes of federal law. Therefore, a same-sex spouse is not an Eligible Spouse and the favorable income-deferral options afforded by federal tax law to an opposite-sex spouse under the Code, and the rights afforded to opposite-sex spouses under ERISA and described in this prospectus, are currently not available to a same-sex spouse. Participants with a same-sex spouse should consult a tax and/or legal adviser. To the extent that the Contract accords to spouses other rights or benefits that are not affected by DOMA, same-sex spouses who reside in states that recognize their same-sex marriage remain entitled to such Contract rights or benefits to the same extent as opposite-sex spouses.

YOUR VOTING RIGHTS FOR MEETINGS OF THE UNDERLYING FUNDS

We will vote the shares of the Underlying Funds owned by the Separate Account at regular and special meetings of the shareholders of the Underlying Funds. We will cast our votes according to instructions we receive from Participants. The number of Underlying Fund shares that we may vote at a meeting of shareholders will be determined as of a record date set by the Board of Directors or Trustees of the Underlying Fund.

We will vote 100% of the shares that a Separate Account Fund owns. If you do not send us voting instructions, we will vote the shares attributable to your Account Value in the same proportion as we vote shares for which we have received voting instructions from Participants. We will determine the number of Accumulation Units attributable to each Participant for purposes of giving voting instructions as of the same record date used by the Underlying Fund.

Each Participant who has the right to give us voting instructions for a shareholders' meeting of an Underlying Fund will receive information about the matters to be voted on, including the Underlying Fund's proxy statement and a voting instructions form to return to us.

We may elect to vote the shares of the Underlying Funds held by our Separate Account in our own discretion if the Investment Company Act of 1940 is amended, or if the present interpretation of the Act changes with respect to our voting of these shares.

PERFORMANCE INFORMATION FOR THE SEPARATE ACCOUNT FUNDS

Money Market Fund

From time to time, we may include quotations of the yield and effective yield of the Separate Account's Money Market Fund in advertisements, sales literature or reports to Participants. These yield figures show historical performance of the Fund assuming a hypothetical investment for the period indicated in the yield quotation. Yield figures do not indicate future performance.

The yield of the Money Market Fund refers to the net investment income generated by the Fund over a specified seven-day period (with the ending date stated). We then annualize this income. That is, we assume that the amount of income the Fund generates during that week is generated during each week in a 52-week period and we show the income as a percentage.

The effective yield is calculated similarly to yield, except that when we annualize income, we assume that the income earned by an investment in the Fund is reinvested. The effective yield will be slightly higher than the yield because of the compounding effect of this assumed reinvestment. Yield and Effective Yield are calculated in accordance with SEC standards. Refer to the Statement of Additional Information under the heading "Yield and Performance Information" for more information.

Yield and effective yield for the Money Market Fund will vary based on its expenses and the performance of the Investment Company Money Market Fund, which reflects (among other things) changes in market conditions and the level of its expenses. You can lose money invested in the Money Market Fund. In 2011, 2010 and 2009, the Money Market Fund had negative returns for periods of time.

Total Return of Funds

We may advertise performance related information for the Funds of the Separate Account. Performance information for the Separate Account Funds is based upon past performance and is not an indication of future performance. Total returns are calculated in accordance with SEC standards and such returns are referred to as "standardized total returns." The standardized total return contained in such advertising is customarily calculated for one, three, five and ten year periods from the later of the Separate Account's inception or the Fund's inception. Different periods are used if either the Fund or the Separate Account has not been in existence for at least ten years. Total return is determined by comparing the value of an investment in the Separate Account Fund at the beginning of the relevant period to the value of that investment at the end of the period, with deductions from total return for the total annual Underlying Fund operating expenses, any contingent deferred sales charge (we do not currently have such charges), and Separate Account Annual Expenses. Total return quotations are expressed in terms of average annual compounded rates of return for all periods quoted and assume that all dividends and capital gains distributions were reinvested. Total return for a Separate Account Fund will vary based on its expenses and its performance which reflects (among other things) changes in market conditions.

We may include Average Annual Total Returns reflecting reduced fees available to participants in certain plans as described in "Tables of Annual Expenses" and "Charges under the Contracts" in the Prospectus. We may include non-standardized total returns that predate the inception of the Fund in the Separate Account, by assuming that the Funds had been included in the Separate Account for periods prior to their inception with the Separate Account and deducting charges equal to those currently assessed by the Separate Account along with actual total annual Underlying Fund operating expenses. All non-standard total return advertisements are, and must be, accompanied by standardized total returns.

We may also include information in our advertisements that addressed various topics, such as the effects of various current developments on the economy, securities markets, investment strategies and techniques, customer profiles and hypothetical investment scenarios, financial management, tax and retirement planning and other information relevant to investing in the Separate Account and your Contract.

For a detailed description of the methods we use to determine yield and total return for the Separate Account's Funds, see the Statement of Additional Information.

FUNDING AND OTHER CHANGES WE MAY MAKE

We reserve the right to make certain changes to the Separate Account Funds and to the Separate Account's operations. In making changes, we will comply with applicable law and will obtain the approval of Participants and/or the Contractholders, if required. We may:

•  create new investment funds of the Separate Account at any time;

•  to the extent permitted by state and federal law, modify, combine or remove investment funds in the Separate Account;

•  transfer assets we have determined to be associated with the class of contracts to which the Contracts belong from one investment fund of the Separate Account to another investment fund;

•  create additional separate accounts or combine any two or more accounts including the Separate Account;

•  transfer assets we have determined to be associated with the class of contracts to which the Contracts belong from the Separate Account to another separate account of ours by withdrawing the same percentage of each investment in the Separate Account, with appropriate adjustments to avoid odd lots and fractions;

•  operate the Separate Account as a diversified, open-end management investment company under the 1940 Act, or in any other form permitted by law, and designate an investment advisor for its management, which may be us, an affiliate of ours or another person;

•  deregister the Separate Account under the 1940 Act; and

•  operate the Separate Account under the general supervision of a committee, any or all the members of which may be interested persons (as defined in the 1940 Act) of ours or our affiliates, or discharge the committee for the Separate Account.

DEFINITIONS WE USE IN THIS PROSPECTUS

Account Value—The value of a Participant's Accumulation Units in the Separate Account Funds plus the value of amounts held in the General Account for the Participant, during the Accumulation Period. As used in this Prospectus, the term "Account Value" may mean all or any part of your total Account Value.

Accumulation Period—For a Participant, the period under a Contract when Contributions are made or held for the Participant. The Accumulation Period ends at the Annuity Commencement Date, or the date the Participant withdraws the Account Value in full before the Annuity Commencement Date.

Accumulation Unit—A measure we use to calculate the value of a Participant's interest in each of the Funds of the Separate Account. Each Fund has its own Accumulation Unit value. Values of Accumulation Units for a Valuation Period are determined as of the end of the Valuation Day which occurs during the Valuation Period.

Annuitant—A person who is receiving Annuity Payments or who will receive Annuity Payments after the Annuity Commencement Date. You must be the Annuitant; and a Beneficiary who has elected to receive a death benefit in the form of an annuity shall be the Annuitant. You or a Beneficiary also may name a joint Annuitant, except that some Plans require the consent of your Eligible Spouse if the Eligible Spouse is not the joint Annuitant. We use the life expectancy of the Annuitant and joint annuitant, if any, as a factor in determining the amount of monthly Annuity Payments for annuities with a life contingency.

Annuity Commencement Date—The date Annuity Payments become payable under a Contract or become payable as the death benefit for a Beneficiary. You, or a Beneficiary entitled to a death benefit, selects the Annuity Commencement Date, or the Annuity Commencement Date may be imposed under federal tax law provisions in certain circumstances. On the Annuity Commencement Date, all of your Account Value is used to provide Annuity Payments. Sometimes referred to as "Benefit Commencement Date" in a Contract.

Annuity Payments—A series of equal monthly payments from us to an Annuitant. The amount of the Annuity Payment will depend on your Account Value on the Annuity Commencement Date and the form of annuity selected.

The Annuity Payments may be for the Annuitant's life, for a minimum period of time, for the joint lifetime of the Annuitant and the joint Annuitant, or for such other specified period as we may permit.

Beneficiary(ies)—The person(s) named by a Participant to receive (1) during the Accumulation Period, the death benefit under the Contract if the Participant dies, or (2) after the Annuity Commencement Date, any remaining Annuity Payments (or their commuted value) upon the death of the Annuitant and joint annuitant, if any.

Code—The Internal Revenue Code of 1986, as amended. Depending on the context, the term Code includes the regulations adopted by the Internal Revenue Service for the Code section being discussed.

Complete Order—An order is considered to be complete when all of the requirements for the completion of a transaction have been met to the satisfaction of the Company. This includes receipt by the Company of all information, remittances and notices necessary to process the given transaction.

Contract—The group variable accumulation annuity contracts described in this Prospectus.

Contractholder—For purposes of this Prospectus, the Contractholder will be the employer, an association representing employers, or the trustee(s) of a Plan maintained by one or more employers.

Contributions—Amounts contributed from time to time under a Contract.

Designated Roth Account—An account maintained for Designated Roth Contributions and earnings (or losses) attributable to Designated Roth Contributions. This term, depending on the context in which it is used, includes Designated Roth Rollover Accounts.

Designated Roth Contributions—Contributions irrevocably designated as Designated Roth Contributions described in Section 402A of the Code.

Designated Roth Rollover Account—An account maintained for rollover Designated Roth Contributions and earnings (or losses) attributable to rollover Designated Roth Contributions.

DWS Variable Series I—The following three Portfolios of the DWS Variable Series I: the Capital Growth VIP, Bond VIP and International VIP.

eDocuments—A feature that offers Participants a way to electronically receive communications and reports, such as quarterly statements, prospectuses, underlying fund and separate account annual and semi-annual reports. When such documents are available, an email notice is sent to the eDocuments subscriber informing him or her of such availability on the secure "My Account" website maintained by the Company. Participants enroll by signing a consent form on paper that specifies the documents to be delivered electronically and provides instructions on revocation of the consent, including the ability to revoke it immediately by calling a specified toll-free number.

Eligible Spouse—The person to whom a Participant or Annuitant is legally married in a marriage recognized under federal law.

Employee Contribution Account—An account maintained for employee Contributions, other than Designated Roth Contributions, and earnings (or losses) attributable to such Contributions.

Employer—An employer named on the face page of the Contract that has purchased a Contract to fund a Plan, or an employer that makes Contributions for its employees under a Contract purchased by a trust or other entity for the benefit of its employees.

Employer Contribution Account—An account maintained for Employer Contributions, and earnings (or losses) attributable to such Contributions.

ERISA—The Employee Retirement Income Security Act of 1974, as amended.

Fidelity VIP Funds—The Equity-Income, Asset Manager, Contrafund®, and Mid Cap and Portfolios of Fidelity® Variable Insurance Products Funds.

Fund (or Separate Account Fund)—One of the subaccounts of the Separate Account. Each Fund is named for the Underlying Fund in which it invests.

General Account (or Interest Accumulation Account)—Assets we own that are not in a separate account, but rather are held as part of our general assets. We sometimes refer to the General Account as the Interest Accumulation Account, because amounts you allocate to the General Account earn interest at a fixed rate that we change from time to time.

Hotline Plus—Mutual of America Life Insurance Company's online Internet-based administration system that allows employers who log on to a secure website to perform many administrative tasks, such as enrolling new employees in their Plan, removing employees who are no longer participating in that Plan, making contributions, conducting non-discrimination testing, checking Plan balances and employee records and other functions.

IRS—The Internal Revenue Service.

International Funds—the Investment Company International Fund, DWS International VIP and Vanguard International Fund.

Investment Alternatives—The General Account and the Funds of the Separate Account. You may allocate your Contributions and transfer your Account Value among the Investment Alternatives, subject to any limitations under your Plan.

Investment Company—Mutual of America Investment Corporation.

Non-Vested Account Value—The portion of your Account Value attributable to your Employer's Contributions on your behalf, and earnings on those Contributions, that under your Plan would belong to your Employer if you leave employment before a certain period of time after the Contributions were made.

Participant—An employee or former employee who participates in a Plan and for whom we have received Contributions.

Plan—An Employer-sponsored retirement savings plan (or Thrift plan) for which we issue a Contract, which usually permits employees to make voluntary Contributions. A Plan must satisfy the requirements of:

(1)  Code Section 403(b), in which case it is called a 403(b) Thrift plan; or

(2)  Code Section 401(a), including a plan that meets the requirements of Section 401(k), in which case it is called a 401(a) Thrift or a 401(k) plan.

(3)  Code Section 401(a) or 403(b) for certain defined contribution pension or profit-sharing plans that do not permit employee contributions.

Prime Rate—The rate published in the Wall Street Journal®'s "Money Rates" section, from time to time.

Reduced Fee—The reduction in administrative charges and distribution expense charges that apply to participants in plans that are eligible for such reduction as set forth in footnote 3 to the TABLES OF ANNUAL EXPENSES on page 1 and Charges You or Your Employer Will Pay.

Retirement Funds—The Investment Company Retirement Income, 2010 Retirement, 2015 Retirement, 2020 Retirement, 2025 Retirement, 2030 Retirement, 2035 Retirement, 2040 Retirement, 2045 Retirement and 2050 Retirement Funds.

Rollover Contributions Account—An account maintained for rollover Contributions other than Designated Roth Contributions (or rollover Designated Roth Contributions) and earnings (or losses) attributable to such Contributions.

Separate Account—Mutual of America Separate Account No. 2, a separate account established by us to receive and invest deposits made under variable accumulation annuity contracts and other variable contracts. The assets of the Separate Account are set aside and kept separate from our other assets.

Separate Account Fund—See "Fund," above.

Underlying Funds—The funds or portfolios that are invested in by the Separate Account Funds.

Valuation Day—Each day that the New York Stock Exchange is open for trading, ending at the close of the New York Stock Exchange that day.

Valuation Period—A period beginning immediately after the end of a Valuation Day and ending on the close of the next Valuation Day.

Vanguard International Fund—The Vanguard Variable Insurance Fund International Portfolio.

Waived Annual Contract Fee—The waiver of the Annual Contract Fee applicable to plans that use our Hotline Plus system and meet the other criteria set forth in footnote 1 to the TABLES OF ANNUAL EXPENSES on page 1 of this Prospectus.

We, us, our, Mutual of America—Refer to "Mutual of America Life Insurance Company."

You, your—Refer to a Participant.

OUR STATEMENT OF ADDITIONAL INFORMATION

The Statement of Additional Information contains more information about the Contracts and our operations. It also contains the most recent audited financial statements of Separate Account No. 2 and Mutual of America.

Table of Contents of Statement of Additional Information

Distribution of the Contracts

Calculation of Accumulation Unit Values

Yield and Performance Information

Safekeeping of Separate Account Assets

State Regulation

Periodic Reports

Legal Proceedings

Legal Matters

Experts

Additional Information

Financial Statements

How To Obtain a Statement of Additional Information

You may receive a copy of the Statement of Additional Information at no charge by calling 1-800-468-3785 or by completing the Form below and mailing it to Mutual of America Life Insurance Company, 320 Park Avenue, New York, New York 10022-6839.

The Securities and Exchange Commission has an Internet website at http://www.sec.gov. You may obtain our Registration Statement for the Contracts, including the SAI, and the Separate Account's annual financial statement reports through the SEC's Internet site. You also may obtain copies of these documents, upon your payment of a duplicating fee, by writing to the SEC's Public Reference Section, 100 F Street, NE, Washington, DC 20549-0102. Call 1-202-551-8090 for information on the operation of the SEC's Public Reference Room.

(Please cut here)

To: Mutual of America Life Insurance Company

Please send me a copy of the Statement of Additional Information dated May 1, 2012 for the Thrift Plan Contract offered by Mutual of America. My name and address are as follows:

Name

Street Address

City  State  Zip

APPENDIX A

UNIT VALUE INFORMATION FOR THE SEPARATE ACCOUNT FUNDS

The tables below show changes in Accumulation Unit values and in the total number of units outstanding for each Separate Account Fund for the ten year period (or from the commencement of operations if less) to December 31, 2011. The information below for each of the ten years (or less, depending on the start date of each fund) ended December 31, 2011 is excerpted from the financial statements of the Separate Account, which have been audited by KPMG LLP, the Separate Account's independent registered public accounting firm. The Separate Account's financial statements for the year ended December 31, 2011, along with KPMG LLP's report thereon, are available to you free of charge by calling 1-800-468-3785.

We calculate Accumulation Unit values from the net asset values of the Underlying Funds. Prior to March 2002, the Calvert VP SRI Balanced Portfolio had a different subadviser. Information is not shown for the 2050 Retirement Fund because the fund will commence operations on or after October 1, 2012.

  Standard Units

	Investment Company Equity Index Fund (Standard)
	2011	2010	2009	2008	2007	2006	2005	2004	2003	2002
Unit value, beginning of year	$3.16	$2.78	$2.23	$3.57	$3.42	$2.99	$2.88	$2.62	$2.06	$2.67
Unit value, end of year	$3.18	$3.16	$2.78	$2.23	$3.57	$3.42	$2.99	$2.88	$2.62	$2.06
Thousands of accumulation units outstanding, end of year	61,506	66,679	68,767	65,771	68,522	77,744	83,203	123,672	122,328	110,153
	Investment Company All America Fund (Standard)
	2011	2010	2009	2008	2007	2006	2005	2004	2003	2002
Unit value, beginning of year	$9.50	$8.15	$6.56	$10.26	$9.93	$8.66	$8.42	$7.85	$5.96	$7.74
Unit value, end of year	$9.41	$9.50	$8.15	$6.56	$10.26	$9.93	$8.66	$8.42	$7.85	$5.96
Thousands of accumulation units outstanding, end of year	13,523	15,222	16,090	16,718	18,638	22,177	25,210	39,898	42,508	41,572
	Investment Company Mid-Cap Equity Index Fund (Standard)
	2011	2010	2009	2008	2007	2006	2005	2004	2003	2002
Unit value, beginning of period/year	$2.26	$1.81	$1.33	$2.11	$1.98	$1.82	$1.63	$1.41	$1.05	$1.25
Unit value, end of period/year	$2.19	$2.26	$1.81	$1.33	$2.11	$1.98	$1.82	$1.63	$1.41	$1.05
Thousands of accumulation units outstanding, end of period/year	70,910	69,874	71,371	65,454	70,944	77,066	92,517	113,661	91,187	64,271

	Investment Company Small Cap Growth Fund (Standard)
	2011	2010	2009	2008	2007	2006	2005(1)
Unit value, beginning of period/year	$1.35	$1.02	$0.81	$1.24	$1.20	$1.05	$1.00
Unit value, end of period/year	$1.30	$1.35	$1.02	$0.81	$1.24	$1.20	$1.05
Thousands of accumulation units outstanding, end of period/year	79,438	81,486	75,326	72,573	74,886	84,420	2,252
	Investment Company Small Cap Value Fund (Standard)
	2011	2010	2009	2008	2007	2006	2005(1)
Unit value, beginning of period/year	$1.38	$1.09	$0.85	$1.19	$1.25	$1.07	$1.00
Unit value, end of period/year	$1.33	$1.38	$1.09	$0.85	$1.19	$1.25	$1.07
Thousands of accumulation units outstanding, end of period/year	71,636	75,792	72,395	69,541	73,367	87,617	3,011
	Investment Company Mid Cap Value Fund (Standard)
	2011	2010	2009	2008	2007	2006	2005(1)
Unit value, beginning of period/year	$1.19	$1.01	$0.82	$1.22	$1.22	$1.06	$1.00
Unit value, end of period/year	$1.15	$1.19	$1.01	$0.82	$1.22	$1.22	$1.06
Thousands of accumulation units outstanding, end of period/year	15,772	15,980	13,566	11,568	10,362	8,145	1,641

(1)  For the period July 1, 2005 (commencement of operations) to December 31, 2005.

	Investment Company Composite Fund (Standard)
	2011	2010	2009	2008	2007	2006	2005	2004	2003	2002
Unit value, beginning of year	$6.35	$5.78	$4.92	$6.41	$6.06	$5.52	$5.51	$5.23	$4.46	$4.87
Unit value, end of year	$6.45	$6.35	$5.78	$4.92	$6.41	$6.06	$5.52	$5.51	$5.23	$4.46
Thousands of accumulation units outstanding, end of year	14,678	16,413	17,127	18,190	19,977	23,215	26,925	41,312	43,988	45,392
	Investment Company Bond Fund (Standard)
	2011	2010	2009	2008	2007	2006	2005	2004	2003	2002
Unit value, beginning of year	$5.35	$5.04	$4.43	$4.55	$4.34	$4.18	$4.14	$3.99	$3.78	$3.57
Unit value, end of year	$5.67	$5.35	$5.04	$4.43	$4.55	$4.34	$4.18	$4.14	$3.99	$3.78
Thousands of accumulation units outstanding, end of year	23,165	21,945	19,352	15,862	15,158	14,873	15,921	23,114	22,484	22,509
	Investment Company Mid-Term Bond Fund (Standard)
	2011	2010	2009	2008	2007	2006	2005	2004	2003	2002
Unit value, beginning of year	$2.18	$2.06	$1.87	$1.85	$1.74	$1.69	$1.69	$1.67	$1.64	$1.51
Unit value, end of year	$2.29	$2.18	$2.06	$1.87	$1.85	$1.74	$1.69	$1.69	$1.67	$1.64
Thousands of accumulation units outstanding, end of year	35,372	38,104	34,644	31,695	21,789	23,736	18,086	25,887	30,102	39,713
	Investment Company Money Market Fund (Standard)
	2011	2010	2009	2008	2007	2006	2005	2004	2003	2002
Unit value, beginning of year	$2.53	$2.56	$2.59	$2.55	$2.45	$2.36	$2.31	$2.30	$2.30	$2.28
Unit value, end of year	$2.50	$2.53	$2.56	$2.59	$2.55	$2.45	$2.36	$2.31	$2.30	$2.30
Thousands of accumulation units outstanding, end of year	17,362	20,295	22,906	31,629	30,862	23,613	17,051	23,380	24,188	26,791

	Investment Company Conservative Allocation Fund (Standard)
	2011	2010	2009	2008	2007	2006	2005	2004	2003(1)
Unit value, beginning of period/year	$1.36	$1.26	$1.10	$1.23	$1.17	$1.10	$1.09	$1.05	$1.05
Unit value, end of period/year	$1.42	$1.36	$1.26	$1.10	$1.23	$1.17	$1.10	$1.09	$1.05
Thousands of accumulation units outstanding, end of period/year	19,459	17,239	13,280	9,620	7,721	5,517	5,902	5,808	2,009
	Investment Company Moderate Allocation Fund (Standard)
	2011	2010	2009	2008	2007	2006	2005	2004	2003(1)
Unit value, beginning of period/year	$1.50	$1.34	$1.12	$1.41	$1.33	$1.23	$1.19	$1.11	$1.05
Unit value, end of period/year	$1.55	$1.50	$1.34	$1.12	$1.41	$1.33	$1.23	$1.19	$1.11
Thousands of accumulation units outstanding, end of period/year	51,632	51,013	45,667	38,344	35,240	31,037	26,143	23,490	9,849
	Investment Company Aggressive Allocation Fund (Standard)
	2011	2010	2009	2008	2007	2006	2005	2004	2003(1)
Unit value, beginning of period/year	$1.61	$1.39	$1.12	$1.57	$1.50	$1.35	$1.29	$1.19	$1.05
Unit value, end of period/year	$1.63	$1.61	$1.39	$1.12	$1.57	$1.50	$1.35	$1.29	$1.19
Thousands of accumulation units outstanding, end of period/year	42,489	41,698	41,229	33,937	29,353	23,483	17,772	15,564	6,511

	Investment Company (Standard)
	International					Retirement Funds
	Fund					Income
	2011	2010	2009	2008	2007(2)	2011	2010	2009	2008	2007(2)
Unit value, beginning of period/year	$0.77	$0.71	$0.58	$0.97	$1.00	$1.11	$1.03	$0.90	$1.00	$1.00
Unit value, end of period	$0.66	$0.77	$0.71	$0.58	$0.97	$1.15	$1.11	$1.03	$0.90	$1.00
Units Outstanding (000's), end of period/year	7,800	6,707	4,534	1,998	197	8,162	5,971	3,904	1,995	530

(1)  For the period May 20, 2003 (commencement of operations) to December 31, 2003.

(2)  For the period November 5, 2007 (commencement of operations) to December 31, 2007.

	Investment Company Retirement Funds (Standard)
	2010					2015
	2011	2010	2009	2008	2007(2)	2011	2010	2009	2008	2007(2)
Unit value, beginning of period/year	$1.05	$0.95	$0.80	$0.98	$0.99	$1.01	$0.91	$0.76	$0.97	$0.98
Unit value, end of period	$1.07	$1.05	$0.95	$0.80	$0.98	$1.02	$1.01	$0.91	$0.76	$0.97
Units Outstanding (000's), end of period/year	7,327	7,227	7,308	4,494	449	36,243	33,377	22,505	12,185	2,117
	Investment Company Retirement Funds (Standard)
	2020					2025
	2011	2010	2009	2008	2007(2)	2011	2010	2009	2008	2007(2)
Unit value, beginning of period/year	$0.98	$0.87	$0.71	$0.96	$0.97	$0.97	$0.85	$0.69	$0.97	$0.99
Unit value, end of period	$0.99	$0.98	$0.87	$0.71	$0.96	$0.97	$0.97	$0.85	$0.69	$0.97
Units Outstanding (000's), end of period/year	42,477	34,563	23,701	11,723	2,143	41,690	32,390	20,565	8,163	651
	Investment Company Retirement Funds (Standard)
	2030					2035
	2011	2010	2009	2008	2007(2)	2011	2010	2009	2008	2007(2)
Unit value, beginning of period	$0.97	$0.84	$0.67	$0.97	$0.99	$0.95	$0.82	$0.65	$0.97	$1.00
Unit value, end of period	$0.96	$0.97	$0.84	$0.67	$0.97	$0.94	$0.95	$0.82	$0.65	$0.97
Units Outstanding (000's), end of period/year	33,092	24,247	16,971	6,652	740	25,363	20,271	12,881	4,644	344
	Investment Company Retirement Funds (Standard)
	2040					2045
	2011	2010	2009	2008	2007(2)	2011	2010	2009	2008	2007(2)
Unit value, beginning of period	$0.95	$0.81	$0.64	$0.96	$0.99	$0.95	$0.81	$0.64	$0.96	$0.99
Unit value, end of period	$0.93	$0.95	$0.81	$0.64	$0.96	$0.92	$0.95	$0.81	$0.64	$0.96
Units Outstanding (000's), end of period/year	24,331	18,624	11,295	3,978	323	28,787	21,213	12,807	4,062	236
	DWS Bond VIP (Standard)
	2011	2010	2009	2008	2007	2006	2005	2004	2003	2002
Unit value, beginning of year	$17.55	$16.60	$15.22	$18.45	$17.87	$17.22	$16.94	$16.22	$15.58	$14.60
Unit value, end of year	$18.32	$17.55	$16.60	$15.22	$18.45	$17.87	$17.22	$16.94	$16.22	$15.58
Thousands of accumulation units outstanding, end of year	1,363	1,433	1,449	1,481	1,533	1,648	1,873	2,634	2,539	2,660
	DWS Capital Growth VIP (Standard)
	2011	2010	2009	2008	2007	2006	2005	2004	2003	2002
Unit value, beginning of year	$40.54	$35.09	$27.91	$42.02	$37.66	$35.02	$32.43	$30.30	$24.10	$34.34
Unit value, end of year	$38.26	$40.54	$35.09	$27.91	$42.02	$37.66	$35.02	$32.43	$30.30	$24.10
Thousands of accumulation units outstanding, end of year	3,166	3,631	3,818	3,956	4,226	5,086	6,056	9,381	10,133	9,954
	DWS International VIP (Standard)
	2011	2010	2009	2008	2007	2006	2005	2004	2003	2002
Unit value, beginning of year	$18.08	$17.97	$13.58	$26.47	$23.31	$18.68	$16.23	$14.05	$11.10	$13.72
Unit value, end of year	$14.89	$18.08	$17.97	$13.58	$26.47	$23.31	$18.68	$16.23	$14.05	$11.10
Thousands of accumulation units outstanding, end of year	2,996	3,535	4,001	4,088	4,449	4,862	4,923	7,135	7,014	7,089
	American Century VP Capital Appreciation Fund (Standard)
	2011	2010	2009	2008	2007	2006	2005	2004	2003	2002
Unit value, beginning of year	$26.12	$20.05	$14.72	$27.54	$19.01	$16.32	$13.46	$12.59	$10.52	$13.44
Unit value, end of year	$24.19	$26.12	$20.05	$14.72	$27.54	$19.01	$16.32	$13.46	$12.59	$10.52
Thousands of accumulation units outstanding, end of year	5,501	5,890	5,766	5,253	6,052	3,985	4,611	4,831	5,419	5,416

(2)  For the period November 5, 2007 (commencement of operations) to December 31, 2007.

	Calvert VP SRI Balanced Portfolio (Standard)
	2011	2010	2009	2008	2007	2006	2005	2004	2003	2002
Unit value, beginning of year	$3.55	$3.20	$2.57	$3.78	$3.71	$3.45	$3.29	$3.07	$2.59	$2.98
Unit value, end of year	$3.66	$3.55	$3.20	$2.57	$3.78	$3.71	$3.45	$3.29	$3.07	$2.59
Thousands of accumulation units outstanding, end of year	15,892	16,772	16,832	15,959	16,324	17,358	17,631	21,476	19,878	17,942
	Fidelity VIP Equity-Income Portfolio (Standard)
	2011	2010	2009	2008	2007	2006	2005	2004	2003	2002
Unit value, beginning of year	$40.66	$35.64	$27.59	$48.50	$48.16	$40.39	$38.46	$34.76	$26.89	$32.63
Unit value, end of year	$40.61	$40.66	$35.64	$27.59	$48.50	$48.16	$40.39	$38.46	$34.76	$26.89
Thousands of accumulation units outstanding, end of year	2,871	3,148	3,325	3,226	3,514	4,162	3,800	5,557	5,113	4,437
	Fidelity VIP Contrafund Portfolio (Standard)
	2011	2010	2009	2008	2007	2006	2005	2004	2003	2002
Unit value, beginning of year	$45.43	$39.12	$29.06	$50.95	$43.68	$39.41	$33.97	$29.66	$23.27	$25.88
Unit value, end of year	$43.80	$45.43	$39.12	$29.06	$50.95	$43.68	$39.41	$33.97	$29.66	$23.27
Thousands of accumulation units outstanding, end of year	6,811	7,505	7,863	7,551	7,826	8,202	8,758	10,971	9,496	8,844
	Fidelity VIP Asset Manager Portfolio (Standard)
	2011	2010	2009	2008	2007	2006	2005	2004	2003	2002
Unit value, beginning of year	$34.23	$30.23	$23.60	$33.38	$29.13	$27.37	$26.51	$25.34	$21.65	$23.91
Unit value, end of year	$32.99	$34.23	$30.23	$23.60	$33.38	$29.13	$27.37	$26.51	$25.34	$21.65
Thousands of accumulation units outstanding, end of year	2,042	2,202	2,303	2,156	1,884	1,929	2,001	2,840	2,739	2,288

	Fidelity VIP Mid Cap Portfolio (Standard)
	2011	2010	2009	2008	2007	2006	2005(3)
Unit value, beginning of period/year	$47.79	$37.44	$26.94	$44.84	$39.10	$34.97	$30.58
Unit value, end of period/year	$42.25	$47.79	$37.44	$26.94	$44.84	$39.10	$34.97
Thousands of accumulation units outstanding, end of period/year	1,763	2,121	1,821	1,287	1,239	789	414
	Vanguard Diversified Value Portfolio (Standard)
	2011	2010	2009	2008	2007	2006	2005(3)
Unit value, beginning of period/year	$14.95	$13.82	$10.98	$17.36	$16.85	$14.31	$13.98
Unit value, end of period/year	$15.35	$14.95	$13.82	$10.98	$17.36	$16.85	$14.31
Thousands of accumulation units outstanding, end of period/year	3,279	3,101	2,945	2,398	2,447	2,229	356
	Vanguard International Portfolio (Standard)
	2011	2010	2009	2008	2007	2006	2005(3)
Unit value, beginning of period/year	$22.36	$19.52	$13.80	$25.27	$21.72	$17.29	$14.78
Unit value, end of period/year	$19.10	$22.36	$19.52	$13.80	$25.27	$21.72	$17.29
Thousands of accumulation units outstanding, end of period/year	4,409	4,520	4,567	3,446	3,084	1,834	431
	Oppenheimer Main Street Fund®/VA (Standard)
	2011	2010	2009	2008	2007	2006	2005(3)
Unit value, beginning of year	$22.80	$19.84	$15.60	$25.59	$24.73	$21.69	$20.46
Unit value, end of period/year	$22.52	$22.80	$19.84	$15.60	$25.59	$24.73	$21.69
Thousands of accumulation units outstanding, end of period/year	435	460	444	325	271	243	65

(3)  For the period July 1, 2005 (initial availability) to December 31, 2005.

  Tier 1 Reduced Fee Units

	Investment Company (Tier 1 Reduced Fee)(5)
	Equity Index Fund		All America Fund		Mid-Cap Equity Index Fund		Small Cap Growth Fund		Small Cap Value Fund
	2011	2010	2011	2010	2011	2010	2011	2010	2011	2010
Unit value, beginning of year/period	$3.23	$2.82	$9.72	$8.37	$2.31	$1.93	$1.38	$1.11	$1.41	$1.20
Unit value, end of year/period	$3.28	$3.23	$9.69	$9.72	$2.26	$2.31	$1.34	$1.38	$1.37	$1.41
Thousands of accumulation units outstanding, end of year/period	19,183	18,116	3,657	3,693	19,637	17,743	21,888	19,920	20,423	18,868
	Investment Company (Tier 1 Reduced Fee)(5)
	Mid Cap Value Fund		Composite Fund		Bond Fund		Mid-Term Bond Fund		Money Market Fund
	2011	2010	2011	2010	2011	2010	2011	2010	2011	2010
Unit value, beginning of year/period	$1.22	$1.07	$6.49	$5.99	$5.47	$5.46	$2.23	$2.23	$2.59	$2.60
Unit value, end of year/period	$1.19	$1.22	$6.65	$6.49	$5.84	$5.47	$2.36	$2.23	$2.57	$2.59
Thousands of accumulation units outstanding, end of year/period	4,288	3,722	3,751	3,856	7,059	5,497	11,695	10,249	5,468	4,745
	Investment Company (Tier 1 Reduced Fee)(5)
	Conservative Allocation Fund		Moderate Allocation Fund		Aggressive Allocation Fund		International Fund		Retirement Income Fund
	2011	2010	2011	2010	2011	2010	2011	2010	2011	2010
Unit value, beginning of year/period	$1.39	$1.35	$1.54	$1.42	$1.65	$1.46	$0.78	$0.69	$1.13	$1.09
Unit value, end of year/period	$1.47	$1.39	$1.59	$1.54	$1.68	$1.65	$0.68	$0.78	$1.18	$1.13
Thousands of accumulation units outstanding, end of year/period	6,095	4,383	16,381	13,906	13,411	10,681	2,833	1,800	2,436	1,767
	Investment Company (Tier 1 Reduced Fee)(5)
	2010 Retirement Fund		2015 Retirement Fund		2020 Retirement Fund		2025 Retirement Fund		2030 Retirement Fund
	2011	2010	2011	2010	2011	2010	2011	2010	2011	2010
Unit value, beginning of year/period	$1.06	$1.00	$1.03	$0.95	$1.00	$0.91	$0.99	$0.88	$0.99	$0.87
Unit value, end of year/period	$1.09	$1.06	$1.04	$1.03	$1.01	$1.00	$0.99	$0.99	$0.98	$0.99
Thousands of accumulation units outstanding, end of year/period	4,134	3,147	12,380	9,225	19,595	12,436	15,365	9,411	13,168	7,037
	Investment Company (Tier 1 Reduced Fee)(5)						DWS (Tier 1 Reduced Fee)(5)
	2035 Retirement Fund		2040 Retirement Fund		2045 Retirement Fund		Bond VIP		Capital Growth VIP
	2011	2010	2011	2010	2011	2010	2011	2010	2011	2010
Unit value, beginning of year/period	$0.97	$0.85	$0.97	$0.84	$0.96	$0.83	$17.96	$17.87	$41.49	$35.02
Unit value, end of year/period	$0.96	$0.97	$0.95	$0.97	$0.94	$0.96	$18.88	$17.96	$39.43	$41.49
Thousands of accumulation units outstanding, end of year/period	10,303	6,773	8,974	5,981	11,671	6,396	466	414	979	1,012
	DWS (Tier 1 Reduced Fee)(5)		American Century (Tier 1 Reduced Fee)(5)		Calvert (Tier 1 Reduced Fee)(5)		Fidelity (Tier 1 Reduced Fee)(5)
	International VIP		VP Capital Appreciation Fund		VP SRI Balanced Portfolio		VIP Equity-Income Portfolio		VIP Contrafund Portfolio
	2011	2010	2011	2010	2011	2010	2011	2010	2011	2010
Unit value, beginning of year	$18.50	$16.72	$26.73	$21.35	$3.63	$3.31	$41.62	$36.34	$46.50	$39.87
Unit value, end of year	$15.34	$18.50	$24.93	$26.73	$3.78	$3.63	$41.86	$41.62	$45.15	$46.50
Thousands of accumulation units outstanding, end of year/period	841	890	1,453	1,410	3,992	2,976	953	892	2,097	1,939

(5)  For the period August 1, 2010 (initial offering date of the units) to December 31, 2011.

	Fidelity (Tier 1 Reduced Fee)(5)				Vanguard (Tier 1 Reduced Fee)(5)		Vanguard (Tier 1 Reduced Fee)(5)		Oppenheimer (Tier 1 Reduced Fee)(5)
	VIP Asset Manager Portfolio		VIP Mid Cap Portfolio		Diversified Value Portfolio		International Portfolio		Main Street Fund
	2011	2010	2011	2010	2011	2010	2011	2010	2011	2010
Unit value, beginning of year	$35.03	$31.61	$48.91	$40.25	$15.30	$13.71	$22.88	$19.64	$23.33	$20.22
Unit value, end of year	$34.00	$35.03	$43.55	$48.91	$15.82	$15.30	$19.69	$22.88	$23.21	$23.33
Thousands of accumulation units outstanding, end of year/period	721	632	507	455	988	753	1,489	1,216	168	148

  Tier 2 Reduced Fee Units

	Investment Company (Tier 2 Reduced Fee)
	Money Market Fund
	2011	2010	2009	2008	2007	2006	2005(4)
Unit value, beginning of period/year	$2.59	$2.61	$2.62	$2.58	$2.46	$2.36	$2.33
Unit value, end of period/year	$2.57	$2.59	$2.61	$2.62	$2.58	$2.46	$2.36
Units Outstanding (000's), end of period/year	4,996	4,946	9,584	17,205	19,709	12,840	7,961
	Investment Company (Tier 2 Reduced Fee)
	All America Fund
	2011	2010	2009	2008	2007	2006	2005(4)
Unit value, beginning of period/year	$9.72	$8.29	$6.65	$10.36	$9.99	$8.67	$8.21
Unit value, end of period/year	$9.68	$9.72	$8.29	$6.65	$10.36	$9.99	$8.67
Units Outstanding (000's), end of period/year	2,995	3,018	7,462	8,183	9,560	9,477	9,698
	Investment Company (Tier 2 Reduced Fee)
	Equity Index Fund
	2011	2010	2009	2008	2007	2006	2005(4)
Unit value, beginning of period/year	$3.23	$2.83	$2.26	$3.61	$3.45	$3.00	$2.84
Unit value, end of period/year	$3.27	$3.23	$2.83	$2.26	$3.61	$3.45	$3.00
Units Outstanding (000's), end of period/year	15.505	15,904	33,800	34,459	38,424	35,097	33,563
	Investment Company (Tier 2 Reduced Fee)
	Mid-Cap Equity Index Fund
	2011	2010	2009	2008	2007	2006	2005(4)
Unit value, beginning of period/year	$2.31	$1.84	$1.35	$2.14	$1.99	$1.82	$1.68
Unit value, end of period/year	$2.25	$2.31	$1.84	$1.35	$2.14	$1.99	$1.82
Units Outstanding (000's), end of period/year	18,266	17,871	32,515	31,155	35,490	30,654	32,488
	Investment Company (Tier 2 Reduced Fee)
	Mid-Cap Value Fund
	2011	2010	2009	2008	2007	2006	2005(4)
Unit value, beginning of period/year	$1.22	$1.03	$0.83	$1.23	$1.23	$1.07	$1.00
Unit value, end of period/year	$1.19	$1.22	$1.03	$0.83	$1.23	$1.23	$1.07
Units Outstanding (000's), end of period/year	4,202	3,827	6,028	5,216	4,562	2,894	320
	Investment Company (Tier 2 Reduced Fee)
	Small Cap Growth Fund
	2011	2010	2009	2008	2007	2006	2005(4)
Unit value, beginning of period/year	$1.38	$1.04	$0.82	$1.26	$1.21	$1.05	$1.00
Unit value, end of period/year	$1.34	$1.38	$1.04	$0.82	$1.26	$1.21	$1.05
Units Outstanding (000's), end of period/year	21,903	20,384	37,502	39,034	42,165	38,872	659

(4)  For the period July 1, 2005 (initial date of offering of units) to December 31, 2005.

(5)  For the period August 1, 2010 (initial offering date of the units) to December 31, 2011.

	Investment Company (Tier 2 Reduced Fee)
	Small Cap Value Fund
	2011	2010	2009	2008	2007	2006	2005(3)
Unit value, beginning of period/year	$1.41	$1.11	$0.86	$1.20	$1.26	$1.07	$1.00
Unit value, end of period/year	$1.37	$1.41	$1.11	$0.86	$1.20	$1.26	$1.07
Units Outstanding (000's), end of period/year	19,674	19,492	35,801	37,223	40,458	38,902	38,889
	Investment Company (Tier 2 Reduced Fee)
	Composite Fund
	2011	2010	2009	2008	2007	2006	2005(3)
Unit value, beginning of period/year	$6.49	$5.88	$4.99	$6.47	$6.10	$5.53	$5.38
Unit value, end of period/year	$6.64	$6.49	$5.88	$4.99	$6.47	$6.10	$5.53
Units Outstanding (000's), end of period/year	2,995	2,944	7,627	8,425	9,989	9,906	10,106
	Investment Company (Tier 2 Reduced Fee)
	Bond Fund
	2011	2010	2009	2008	2007	2006	2005(3)
Unit value, beginning of period/year	$5.47	$5.13	$4.50	$4.60	$4.37	$4.19	$4.20
Unit value, end of period/year	$5.84	$5.47	$5.13	$4.50	$4.60	$4.37	$4.19
Units Outstanding (000's), end of period/year	6,616	5,757	9,368	8,715	8,465	7,001	6,603
	Investment Company (Tier 2 Reduced Fee)
	Mid-Term Bond Fund
	2011	2010	2009	2008	2007	2006	2005(3)
Unit value, beginning of period/year	$2.23	$2.10	$1.90	$1.87	$1.75	$1.69	$1.70
Unit value, end of period/year	$2.36	$2.23	$2.10	$1.90	$1.87	$1.75	$1.69
Units Outstanding (000's), end of period/year	10,868	9,893	16,897	17,242	12,622	10,347	6,854
	Investment Company (Tier 2 Reduced Fee)
	Conservative Allocation Fund
	2011	2010	2009	2008	2007	2006	2005(3)
Unit value, beginning of period/year	$1.39	$1.28	$1.11	$1.24	$1.17	$1.10	$1.09
Unit value, end of period/year	$1.47	$1.39	$1.28	$1.11	$1.24	$1.17	$1.10
Units Outstanding (000's), end of period/year	6,340	4,492	5,840	4,578	3,478	2,291	1,748
	Investment Company (Tier 2 Reduced Fee)
	Moderate Allocation Fund
	2011	2010	2009	2008	2007	2006	2005(3)
Unit value, beginning of period/year	$1.54	$1.37	$1.13	$1.42	$1.34	$1.24	$1.20
Unit value, end of period/year	$1.59	$1.54	$1.37	$1.13	$1.42	$1.34	$1.24
Units Outstanding (000's), end of period/year	17,456	13,988	21,857	18,573	17,148	10,108	6,764
	Investment Company (Tier 2 Reduced Fee)
	Aggressive Allocation Fund
	2011	2010	2009	2008	2007	2006	2005(3)
Unit value, beginning of period/year	$1.65	$1.42	$1.13	$1.59	$1.51	$1.36	$1.30
Unit value, end of period/year	$1.68	$1.65	$1.42	$1.13	$1.59	$1.51	$1.36
Units Outstanding (000's), end of period/year	14,088	12,952	18,142	16,102	14,757	9,166	6,122

	Investment Company Funds (Tier 2 Reduced Fee)
	International Fund					Retirement Funds Income
	2011	2010	2009	2008	2007(1)	2011	2010	2009	2008	2007(1)
Unit value, beginning of period	$0.78	$0.72	$0.58	$0.97	$1.00	$1.13	$1.04	$0.90	$1.00	$1.00
Unit value, end of period	$0.67	$0.78	$0.72	$0.58	$0.97	$1.17	$1.13	$1.04	$0.90	$1.00
Units Outstanding (000's), end of period/year	3,093	2,606	2,715	975	333	1,937	1,196	1,181	227	—

(1)  For the period November 5, 2007 (commencement of operations) to December 31, 2007.

(3)  For the period July 1, 2005 (initial availability) to December 31, 2005.

	Retirement Funds (Tier 2 Reduced Fee)
	2010					2015
	2011	2010	2009	2008	2007(1)	2011	2010	2009	2008	2007(1)
Unit value, beginning of period	$1.06	$0.96	$0.81	$0.98	$0.99	$1.03	$0.92	$0.76	$0.97	$0.98
Unit value, end of period	$1.09	$1.06	$0.96	$0.81	$0.98	$1.04	$1.03	$0.92	$0.76	$0.97
Units Outstanding (000's), end of period/year	2,221	2,176	3,223	1,968	468	10,378	7,783	7,116	2,863	530
	Retirement Funds (Tier 2 Reduced Fee)
	2020					2025
	2011	2010	2009	2008	2007(1)	2011	2010	2009	2008	2007(1)
Unit value, beginning of period	$1.00	$0.88	$0.72	$0.96	$0.97	$0.99	$0.86	$0.69	$0.97	$0.99
Unit value, end of period	$1.01	$1.00	$0.88	$0.72	$0.96	$0.99	$0.99	$0.86	$0.69	$0.97
Units Outstanding (000's), end of period/year	15,461	10,191	9,894	3,950	541	13,167	7,522	7,187	2,619	137
	Retirement Funds (Tier 2 Reduced Fee)
	2030					2035
	2011	2010	2009	2008	2007(1)	2011	2010	2009	2008	2007(1)
Unit value, beginning of period	$0.98	$0.85	$0.67	$0.97	$0.99	$0.97	$0.83	$0.65	$0.97	$1.00
Unit value, end of period	$0.98	$0.98	$0.85	$0.67	$0.97	$0.96	$0.97	$0.83	$0.65	$0.97
Units Outstanding (000's), end of period/year	10,769	8,739	6,690	2,569	470	8,810	5,448	5,373	1,606	192
	Retirement Funds (Tier 2 Reduced Fee)
	2040					2045
	2011	2010	2009	2008	2007(1)	2011	2010	2009	2008	2007(1)
Unit value, beginning of period	$0.96	$0.82	$0.64	$0.96	$0.99	$0.96	$0.81	$0.64	$0.96	$0.99
Unit value, end of period	$0.95	$0.96	$0.82	$0.64	$0.96	$0.94	$0.96	$0.81	$0.64	$0.96
Units Outstanding (000's), end of period/year	8,428	5,075	5,252	1,344	110	12,332	7,515	5,588	1,499	63

	DWS (Tier 2 Reduced Fee)
	Bond VIP (Enhanced)
	2011	2010	2009	2008	2007	2006	2005(3)
Unit value, beginning of period/year	$17.95	$16.90	$15.43	$18.64	$17.98	$17.26	$17.30
Unit value, end of period/year	$18.86	$17.95	$16.90	$15.43	$18.64	$17.98	$17.26
Units Outstanding (000's), end of period/year	436	423	802	876	983	791	797
	DWS (Tier 2 Reduced Fee)
	Capital Growth VIP (Enhanced)
	2011	2010	2009	2008	2007	2006	2005(3)
Unit value, beginning of period/year	$41.47	$35.73	$28.30	$42.44	$37.89	$35.09	$32.74
Unit value, end of period/year	$39.38	$41.47	$35.73	$28.30	$42.44	$37.89	$35.09
Units Outstanding (000's), end of period/year	805	746	1,954	2,171	2,480	2,518	2,655
	DWS International VIP (Tier 2 Reduced Fee)
	2011	2010	2009	2008	2007	2006	2005(3)
Unit value, beginning of period/year	$18.50	$18.30	$13.77	$26.73	$23.45	$18.72	$16.12
Unit value, end of period/year	$15.32	$18.50	$18.30	$13.77	$26.73	$23.45	$18.72
Units Outstanding (000's), end of period/year	796	894	2,058	2,285	2,584	2,375	2,194
	American Century VP Capital Fund (Tier 2 Reduced Fee)
	2011	2010	2009	2008	2007	2006	2005(3)
Unit value, beginning of period/year	$26.72	$20.41	$14.93	$27.81	$19.13	$16.36	$14.08
Unit value, end of period/year	$24.90	$26.72	$20.41	$14.93	$27.81	$19.13	$16.36
Units Outstanding (000's), end of period/year	1,389	1,315	2,561	2,567	3,144	1,927	1,883

(1)  For the period November 5, 2007 (commencement of operations) to December 31, 2007.

(3)  For the period July 1, 2005 (initial date of offering of units) to December 31, 2005.

	Calvert VP SRI Balanced Portfolio (Tier 2 Reduced Fee)
	2011	2010	2009	2008	2007	2006	2005(3)
Unit value, beginning of period/year	$3.63	$3.25	$2.61	$3.82	$3.74	$3.45	$3.33
Unit value, end of period/year	$3.77	$3.63	$3.25	$2.61	$3.82	$3.74	$3.45
Units Outstanding (000's), end of period/year	3,641	3,787	6,377	6,317	6,579	5,497	4,985
	Fidelity Investments (Tier 2 Reduced Fee)
	VIP Equity Income Portfolio
	2011	2010	2009	2008	2007	2006	2005(3)
Unit value, beginning of period/year	$41.60	$36.29	$27.98	$48.99	$48.45	$40.47	$37.81
Unit value, end of period/year	$41.80	$41.60	$36.29	$27.98	$48.99	$48.45	$40.47
Units Outstanding (000's), end of period/year	785	805	1,698	1,803	2,057	1,914	1,641
	Fidelity Investments (Tier 2 Reduced Fee)
	VIP Contrafund® Portfolio
	2011	2010	2009	2008	2007	2006	2005(3)
Unit value, beginning of period/year	$46.48	$39.83	$29.47	$51.46	$43.94	$39.49	$35.06
Unit value, end of period/year	$45.08	$46.48	$39.83	$29.47	$51.46	$43.94	$39.49
Units Outstanding (000's), end of period/year	1,776	1,774	3,627	3,711	4,137	3,589	3,462
	Fidelity Investments (Tier 2 Reduced Fee)
	VIP Mid Cap Portfolio
	2011	2010	2009	2008	2007	2006	2005(3)
Unit value, beginning of period/year	$48.89	$38.12	$27.32	$45.30	$39.33	$35.04	$30.58
Unit value, end of period/year	$43.49	$48.89	$38.12	$27.32	$45.30	$39.33	$35.04
Units Outstanding (000's), end of period/year	502	522	745	559	564	307	133
	Fidelity Investments (Tier 2 Reduced Fee)
	VIP Asset Manager Portfolio
	2011	2010	2009	2008	2007	2006	2005(3)
Unit value, beginning of period/year	$35.02	$30.78	$23.94	$33.72	$29.31	$27.42	$26.32
Unit value, end of period/year	$33.95	$35.02	$30.78	$23.94	$33.72	$29.31	$27.42
Units Outstanding (000's), end of period/year	614	611	1,079	1,030	1,021	856	821
	Vanguard (Tier 2 Reduced Fee)
	Diversified Value Portfolio
	2011	2010	2009	2008	2007	2006	2005(3)
Unit value, beginning of period/year	$15.30	$14.07	$11.14	$17.53	$16.95	$14.33	$13.98
Unit value, end of period/year	$15.80	$15.30	$14.07	$11.14	$17.53	$16.95	$14.33
Units Outstanding (000's), end of period/year	957	828	1,319	1,143	1,133	721	120
	Vanguard (Tier 2 Reduced Fee)
	International Portfolio
	2011	2010	2009	2008	2007	2006	2005(3)
Unit value, beginning of period/year	$22.88	$19.88	$13.99	$25.53	$21.85	$17.33	$14.78
Unit value, end of period/year	$19.66	$22.88	$19.88	$13.99	$25.53	$21.85	$17.33
Units Outstanding (000's), end of period/year	1,456	1,405	1,995	1,643	1,450	669	110
	Oppenheimer Main Street Fund®/VA (Tier 2 Reduced Fee)
	2011	2010	2009	2008	2007	2006	2005(3)
Unit value, beginning of period/year	$23.32	$20.20	$15.82	$25.84	$24.87	$21.73	$20.46
Unit value, end of period/year	$23.18	$23.32	$20.20	$15.82	$25.84	$24.87	$21.73
Units Outstanding (000's), end of period/year	153	131	216	194	180	100	25

(3)  For the period July 1, 2005 (initial date of offering of units) to December 31, 2005.

The dates the Funds of the Separate Account commenced operation are as follows:

Investment Company Money Market, All America, Bond and Composite Funds—January 1, 1985; DWS Capital Growth VIP, Bond VIP and International VIP and American Century VP Capital Appreciation Fund—January 3, 1989; Calvert VP SRI Balanced Portfolio (Formerly named Calvert Variable Series, Inc., Social Balanced Portfolio)—May 13, 1991; Investment Company Equity Index, Mid-Term Bond Fund—February 5, 1993; Fidelity VIP Equity-Income, Fidelity VIP Contrafund® and Asset Manager Portfolios—May 1, 1995; Investment Company Mid-Cap Equity Index Fund—May 3, 1999; Investment Company Conservative, Moderate and Aggressive Allocation Funds—May 20, 2003; Investment Company Small Cap Value, Small Cap Growth and Mid Cap Value Funds—July 1, 2005; and Investment Company International Fund and Retirement Funds—November 5, 2007. The Oppenheimer Main Street Fund®/VA, the Fidelity VIP Mid Cap Portfolio, the Vanguard Variable Insurance Fund Diversified Value and International Portfolios became available July 1, 2005 for investments by Separate Account Participants.

APPENDIX B

GENERAL ACCOUNT OPERATIONS

This Appendix B provides more information about our General Account's operations and the risks of allocating Contributions to the General Account compared to allocating Contributions to the Separate Account. Contributions held in our General Account may pose different risks to Participants and Plans than Contributions supported by assets of our Separate Account.

When a Participant or Plan allocates contributions to our General Account, the contributions are commingled with our corporate funds and assets (excluding Separate Account assets and special deposit funds). We combine in our General Account contributions and premiums from all lines of business. Assets in our General Account are not segregated for the exclusive benefit of any particular policy or obligation, although experience rated General Account policies may share in the experience of the General Account through interest credits, dividends or rate adjustments.

We invest the pooled amounts in our General Account. Most General Account investments are maintained at book value (relating to our purchase price for the investments), while Separate Account investments are maintained at market value, which fluctuates according to market conditions.

Our General Account assets in the aggregate support our General Account obligations under all of our insurance contracts, including (but not limited to) our individual and group life, health, disability, fixed annuity contracts and variable accumulation annuity contracts (other than separate account obligations). General Account assets also are available to us for the conduct of our routine business activities, such as the payment of salaries, rent, other ordinary business expenses and dividends. In the event of our insolvency, funds in our General Account would be available to meet the claims of our general creditors, after payment of amounts due under certain priority claims, including certain amounts owed to Participants.

We determine and periodically declare the fixed interest rate return (referred to as the credited interest rate) to be credited to amounts under the Contracts held in our General Account, including the extent and frequency credited interest rates may be changed. We also determine the manner in which interest is credited during the term of the Contracts and upon their termination. Members of Mutual of America's senior management in their discretion from time to time determine credited interest rates upon consideration of the following factors:

•  Reasonable classifications of different types of policies.

•  Expected benefit payments, expenses (including the on-going costs of business operations), risk charges, mortality, persistency and actual investment earnings properly allocable to each class of policies, under generally accepted actuarial and accounting principles.

•  The ability of each class of policies to be self-supporting over the long run and, in addition, to allow for a permanent contribution to our surplus of such magnitude that in combinations with similarly derived contributions from all classes of policies, our long-term financial strength and stability will be assured so that we can meet our long-term obligations to policyholders. In doing so, there is no requirement that each class of policies make a contribution to surplus every year, since uneven incidence of expenses and experience fluctuations may make that impractical.

•  The potential impact of any credited interest rate decision on both short-term and long-term operating gains or losses, including the immediate and long-term impact on our surplus position, as well as the impact of current and anticipated economic and financial market.

•  Compliance with applicable statutory and regulatory requirements.

•  Competitiveness of rates in light of industry practices and trends current at the time.

We use an overall portfolio approach for determining credited interest rates. This means that one rate is applied to all amounts placed in our General Account for each class of contracts without regard to when such amounts were deposited to our General Account. The credited interest rate, when declared, is applied on a daily basis to all funds accumulated in the General Account. We reserve the right to change this credited rate at any time. The credited interest rate may not be less than the minimum rate, if any, set forth in your Contract. If we declare a credited interest rate higher than such minimum rate, if any, set forth in your Contract, the higher credited interest rate will remain in effect until changed.

All amounts accumulated in our General Account (including credited interest) for Participants are guaranteed by us. Amounts held for a Participant are payable in full upon the Participant's request for transfer, payment, withdrawal or discontinuance, subject to Plan provisions, the deduction of any otherwise payable administrative charges and subject to any amounts that serve as collateral for loans under a Plan. Generally, Contractholders are provided with a written notice of any changes to the interest rates applicable to amounts in our General Account, prior to the implementation. The credited interest rate applicable to amounts in our General Account is indicated in Participants' quarterly statements and in Contractholders' Annual Pension Fund Reports.

We determine the administrative charges, fees, expenses or other amounts (referred to as administrative charges) that are, or may be, assessed against the General Account or Separate Account or deducted by us from Account Values maintained by Participants in the General Account and Separate Account Funds, including the extent and frequency with which such administrative charges may be modified. Periodically, we review the administrative charges under the Contracts, taking into consideration the types of factors listed above for determining credited interest rates. Subject to the restrictions referred to in the Prospectus, we reserve the right to change the administrative charges. We also reserve the right to change the services we make available to Contractholders and Participants. We will provide written notices to Contractholders, and to Participants when required, when administrative charges are amended, modified, added or deleted, prior to the imposition of any change. Administrative charges are usually payable on a monthly basis, but may be payable on the occurrence of certain events. Each Participant's quarterly statements reflect direct deductions from the Participant's Account Value in the Separate Account or General Account. The annual Pension Fund Report to Contractholders also reflects deductions and charges paid by the Contractholders.

A plan's legal rights vary for contract amounts under our General Account and Separate Accounts. In general, we are subject to ERISA's fiduciary responsibility provisions with respect to the assets of a separate account (other than a separate account registered under the Investment Company Act of 1940 such as the Separate Account) to the extent the investment performance of such assets is passed directly through to plan participants or contractholders. ERISA requires insurers, in administering separate account assets that are subject to ERISA's fiduciary rules, to act solely in the interest of a plan's participants and beneficiaries; prohibits self-dealing and conflicts of interest; and requires insurers to adhere to a prudent standard of care. In contrast, ERISA's fiduciary rules generally do not apply to assets held in the general account of an insurance company if the general account meets the definition of "guaranteed benefit policy" under Section 401(b)(2)(B) of ERISA. We believe that our General Account meets the definition of "guaranteed benefit policy," and therefore assets held in our General Account are not "plan assets" under ERISA.

State regulation is typically more restrictive with respect to our General Account than our Separate Accounts. However, state insurance regulation may not provide the same level of protection to plan participants as ERISA regulation. In addition, our General Account contracts often include various guarantees under which we assume risks relating to the funding and distribution of benefits. We do not provide any guarantees with respect to the investment returns on allocations to the Separate Account.

PRIVACY NOTICE

We are providing this Privacy Notice on behalf of Mutual of America Life Insurance Company and its Separate Accounts. By law, we have the right to modify this policy at any time, but if we do change it, we will notify you in advance. Under applicable laws and regulations, we are required to send you our Privacy Notice annually.

Information Collection

•  We collect and use information about you in order to provide you with insurance, annuity, and pension products and services.

•  We obtain most of this information directly from you, primarily from the applications you complete when you apply for our products and services, and from your transactions with us. If we need additional information, we may obtain it from other parties including employers, adult family members, other insurers, consumer reporting agencies and medical care providers.

Information Protection

•  To guard your personal information, we maintain physical, electronic and procedural safeguards that comply with federal and state laws and regulations.

•  All of our employees are required to protect the confidentiality of our customers' personal information, and they may not access that information unless there is a legitimate business reason for doing so, such as responding to a customer request.

•  Our strict policies for protecting personal information apply to current and former customers.

•  Our website Privacy Policy can be found on the Internet at mutualofamerica.com.

•  We have appointed a senior officer of the Company to monitor compliance with the Company's Privacy Policy.

Information Disclosure

•  We will not sell your personal information to anyone.

•  We will not disclose your personal information to anyone, including our affiliates and subsidiaries, for marketing purposes.

•  We will not disclose your personal information to anyone, including our affiliates and subsidiaries, except as permitted by law. For example, we may disclose your personal information to our affiliates, subsidiaries and any other entities that provide services to us so that we can effect, maintain or administer your business and respond to your questions or requests. In addition, if you are a participant under one of our group annuity contracts through your employer or former employer pension or retirement savings plan, we may disclose your personal information to other entities that have been authorized by the employer or plan administrator to receive such information in order to carry out administrative tasks under the plan.

It is our policy that the recipients of such information shall protect the information and use it only for the purpose stipulated.

For More Information

If you have any questions about Mutual of America's Privacy Policy, or wish to obtain a copy of your personal information or to inform us of any incorrect information in our records, please contact your Regional Office, or write to the Privacy Officer at Mutual of America Life Insurance Company, 320 Park Avenue, New York, NY 10022-6839.

* * *

We may be obligated to provide Contractholder transaction data to the Underlying Funds as required by applicable laws and regulations.

MUTUAL OF AMERICA
LIFE INSURANCE COMPANY

320 PARK AVENUE
NEW YORK, NY 10022-6839

www.mutualofamerica.com

Thrift 2012

STATEMENT OF ADDITIONAL INFORMATION
FOR
VARIABLE ACCUMULATION AND GROUP ANNUITY CONTRACTS

Issued By

MUTUAL OF AMERICA LIFE INSURANCE COMPANY

320 Park Avenue
New York, New York 10022-6839
Through its

SEPARATE ACCOUNT NO. 2

This Statement of Additional Information ("SAI") expands upon subjects we discuss in the current Prospectuses for the Contracts that we offer ("Contracts").

You may obtain a copy of the Prospectus, dated May 1, 2012, by calling 1-800-468-3785 or by writing to Mutual of America Life Insurance Company, 320 Park Avenue, New York, New York 10022-6839. The Prospectus contains definitions of various terms, and we incorporate those terms by reference into this Statement of Additional Information.

This Statement Of Additional Information Is Not A Prospectus And You Should Read It In Conjunction With The Prospectus For The Contracts.

Dated: May 1, 2012

DISTRIBUTION OF THE CONTRACTS

We offer the Contracts for sale on a continuous basis through certain of our employees. The only compensation we pay for sales of the Contracts is in the form of salary and incentive compensation if Mutual of America Life Insurance Company's (the "Company") annual goals and objectives are met. There are no commissions or fees payable to other persons or entities for sales of the Contracts. The registered representatives who sell the Contracts are eligible to receive a yearly cash incentive payment based in part on aggregate sales by all representatives in the representative's office compared to sales targets we established for the office in that year. Representatives and certain staff from the top five regional offices will receive a trip to a conference site in the United States or its territories to attend a sales meeting. We also serve as principal underwriter of the Contracts.

We are registered with the Securities and Exchange Commission ("SEC") as a broker-dealer and are a member of the Financial Industries Regulatory Authority ("FINRA"). All persons engaged in selling the Contracts are our licensed agents and are duly qualified registered representatives.

We have no arrangements with any persons or entities to permit frequent transfers of contract value and no such arrangements are permitted.

CALCULATION OF ACCUMULATION UNIT VALUES

When a Participant allocates or transfers Account Balance to a Separate Account Fund, the Participant's interest in the Fund is represented by Accumulation Units. Each Fund's Accumulation Units have a different value, based on the value of the Fund's investment in shares of the related Underlying Fund and the charges we deduct from the Separate Account. If any plans are eligible for the Reduced Fee as set forth in the Prospectus, a particular Separate Account Fund will have Accumulation Unit values which reflect Separate Account charges applicable to plans that are not eligible for the Reduced Fee, and will also have Accumulation Units which reflect Separate Account charges for plans that are eligible for the Reduced Fee. To determine the change in a Fund's Accumulation Unit value from the close of one Valuation Day to the close of the next Valuation Day (which we call a Valuation Period), we use an Accumulation Unit Change Factor.

For Separate Account Funds that invest in shares of the Investment Company Funds, the Accumulation Unit Change Factor for each Fund for any Valuation Period is:

(a)  the ratio of (i) the asset value of the Underlying Fund at the end of the current Valuation Period before any amounts are allocated to or withdrawn from the Fund with respect to that Valuation Period, to (ii) the asset value of the Underlying Fund at the end of the preceding Valuation Period, after all allocations and withdrawals were made for that period, divided by

(b)  1.000000 plus the component of the annual rate of expense risk, distribution expense and Separate Account administrative charges against the Fund's assets for the number of days from the end of the preceding Valuation Period to the end of the current Valuation Period.

For Separate Account Funds that invest in shares of the Fidelity, DWS, Vanguard, Oppenheimer, American Century or Calvert Portfolios, the Accumulation Unit Change Factor for each Fund for any Valuation Period is:

(a)  the ratio of (i) the share value of the Underlying Fund at the end of the current Valuation Period, adjusted by the Cumulative Dividend Multiplier* for the current Valuation Period, to (ii) the share value of the Underlying Fund at the end of the preceding Valuation Period, adjusted for the Cumulative Dividend Multiplier for the preceding Valuation Period, divided by

(b)  1.000000 plus the component of the annual rate of expense risk, distribution expense and Separate Account administrative charges against the Fund's assets for the number of days from the end of the preceding Valuation Period to the end of the current Valuation Period.

*  The Cumulative Dividend Multiplier is calculated by dividing the share value, after a dividend distribution, into the share value without regard to the dividend distribution, multiplied by the previous Cumulative Dividend Multiplier.

YIELD AND PERFORMANCE INFORMATION

Money Market Fund

Regulations adopted by the SEC require us to disclose the current annualized yield of the Money Market Fund of the Separate Account for a seven-day period in a manner that does not take into consideration any realized or unrealized gains or losses on shares of the Money Market Fund of the Investment Company or on its portfolio securities. This is called yield. The SEC also permits us to disclose the effective yield of the Money Market Fund of the Separate Account for the same seven-day period, determined on a compounded basis. This is called the effective yield.

Yield and effective yield reflect our deductions from the Separate Account Fund for administrative and distribution expenses or services and the mortality and expense risk charge accrued during the period. Because of these deductions, the yield for the Money Market Fund of the Separate Account will be lower than the yield for the Money Market Fund of the Investment Company.

From time to time, we will include quotations of the yield or performance of the Separate Account's Money Market Fund in advertisements, sales literature or shareholder reports. These performance figures are calculated in the following manner:

A.  Yield is the net annualized yield based on a specified seven calendar-days calculated at simple interest rates. Yield is calculated by determining the net change, exclusive of capital changes, in the value of a hypothetical preexisting account having a balance of one accumulation unit at the beginning of the period and dividing the difference by the value of the account at the beginning of the base period to obtain the base period return. The yield is annualized by multiplying the base period return by 365/7. The yield figure is stated to the nearest hundredth of one percent.

B.  Effective yield is the net annualized yield for a specified seven calendar days, assuming a reinvestment of the income (compounding). Effective yield is calculated by the same method as yield, except the yield figure is compounded by adding 1, raising the sum to a power equal to 365 divided by 7, and subtracting one from the result, according to the following formula:

Effective Yield = [Base Period Return + 1)365/7] – 1.

The standard current yield of the Money Market Fund of the Separate Account for the seven-day period ended December 31, 2011 was (1.60)%. The Tier 1 Reduced Fee current yield of the Money Market Fund of the Separate Account for the seven-day period ended December 31, 2011 was (0.73)%. The Tier 2 Reduced Fee current yield of the Money Market Fund of the Separate Account for the seven-day period ended December 31, 2011 was (1.00)%.

Yield and effective yield are based on historical earnings and show the performance of a hypothetical investment. The yield on amounts held in the Money Market Fund of the Separate Account normally will fluctuate on a daily basis, and therefore the yield for any past period is not an indication or representation of future yield. The Money Market Fund's actual yield and effective yield are affected by changes in interest rates on money market securities, average portfolio maturity of the Money Market Fund of the Investment Company, the types and quality of portfolio securities held by the Money Market Fund of the Investment Company, and its operating expenses.

When communicating total return to current or prospective Participants, we also may compare the Money Market Fund's figures to the performance of other variable annuity accounts tracked by mutual fund rating services or to unmanaged indices that may assume reinvestment of dividends but generally do not reflect deductions for administrative and management costs.

Funds Other Than Money Market

From time to time, we may include quotations of a Fund's total return in advertisements, sales literature or shareholder reports. These performance figures are calculated in the following manner:

Average Annual Total Return is the average annual compounded rate of return for the periods of one year, five years and ten years, if applicable, all ended on the date of a recent calendar quarter. In addition, the total return for the life of the Fund is given. Total return quotations reflect changes in the price of a Fund's shares and assume that all dividends and capital gains distributions during the respective periods were reinvested in Fund shares. Total return is calculated by finding the average annual compounded rates of return of a hypothetical investment over such periods, according to the following formula (total return is then expressed as a percentage):

T = (ERV/P)1/n – 1.

Where:

P = a hypothetical initial payment of $1,000

T = average annual total return

n = number of years

ERV = ending redeemable value: ERV is the value, at the end of the applicable period, of a hypothetical $1,000 investment made at the beginning of the applicable period.

See "Performance Information for the Separate Accounts" in the Prospectus.

Average Annual Total Returns (Standard)*
For the Periods Ended December 31, 2011

	One Year	Five Years	Ten Years	Life of Fund	Inception Date
Investment Company Equity Index	0.66%	(1.47)%	1.75%	6.31%	02/05/93
Investment Company All America	(0.96)%	(1.08)%	1.97%	8.44%	01/01/85
Investment Company Small Cap Value	(3.63)%	1.24%	N/A	4.46%	07/01/05
Investment Company Small Cap Growth	(3.45)%	1.69%	N/A	4.15%	07/01/05
Investment Company Mid Cap Value	(3.29)%	(1.17)%	N/A	2.21%	07/01/05
Investment Company Mid-Cap Equity Index	(3.16)%	2.01%	5.72%	6.37%	05/03/99
Investment Company International	(13.64)%	N/A	N/A	(9.46)%	11/05/07
Investment Company Composite	1.61%	1.25%	2.84%	6.93%	01/01/85
Investment Company Retirement Income	3.48%	N/A	N/A	3.46%	11/05/07
Investment Company 2010 Retirement	1.85%	N/A	N/A	1.90%	11/05/07
Investment Company 2015 Retirement	0.87%	N/A	N/A	0.97%	11/05/07
Investment Company 2020 Retirement	0.34%	N/A	N/A	0.28%	11/05/07
Investment Company 2025 Retirement	(0.37)%	N/A	N/A	(0.43)%	11/05/07
Investment Company 2030 Retirement	(0.99)%	N/A	N/A	(0.71)%	11/05/07
Investment Company 2035 Retirement	(1.82)%	N/A	N/A	(1.55)%	11/05/07
Investment Company 2040 Retirement	(2.42)%	N/A	N/A	(1.52)%	11/05/07
Investment Company 2045 Retirement	(2.62)%	N/A	N/A	(1.66)%	11/05/07
Investment Company Conservative Allocation	4.52%	4.06%	N/A	4.19%	05/20/03
Investment Company Moderate Allocation	2.95%	3.00%	N/A	5.19%	05/20/03
Investment Company Aggressive Allocation	1.09%	1.64%	N/A	5.81%	05/20/03
Investment Company Money Market	(1.37)%	0.38%	0.89%	3.24%	01/01/85
Investment Company Mid-Term Bond	5.06%	5.61%	4.28%	4.48%	02/05/93
Investment Company Bond	6.01%	5.49%	4.74%	6.42%	01/01/85
DWS Capital Growth	(5.61)%	0.32%	1.09%	6.76%	01/03/89
DWS Bond	4.42%	0.50%	2.29%	4.69%	01/03/89
DWS International	(17.66)%	(8.57)%	0.82%	3.88%	01/03/89
Fidelity VIP Equity-Income	(0.13)%	(3.35)%	2.21%	5.62%	05/01/95

	One Year	Five Years	Ten Years	Life of Fund	Inception Date
Fidelity VIP Contrafund	(3.59)%	0.06%	5.40%	8.39%	05/01/95
Fidelity VIP Asset Manager	(3.62)%	2.51%	3.27%	5.25%	05/01/95
Fidelity Mid Cap	(11.59)%	1.56%	N/A	5.09%	07/01/05
Vanguard Diversified Value	2.68%	(1.85)%	N/A	1.45%	07/01/05
Vanguard International	(14.56)%	(2.53)%	N/A	4.02%	07/01/05
Oppenheimer Main Street	(1.20)%	(1.85)%	N/A	1.49%	07/01/05
Calvert VP SRI Balanced Portfolio	3.32%	(0.27)%	2.09%	5.08%	05/13/91
American Century VP Capital Appreciation	(7.39)%	4.94%	6.05%	7.02%	01/03/89

Information is not shown for the 2050 Retirement Fund because the fund will commence operations on or after October 1, 2012.

*  Returns reflect the deduction of actual standard charges in effect for the periods shown excluding the $2 monthly charge.

Average Annual Total Returns (Tier 1 Reduced Fee)**
For the Periods Ended December 31, 2011

	One Year	Five Years	Ten Years	Life of Fund	Inception Date
Investment Company Equity Index	1.36%	(0.99)%	2.05%	6.48%	02/05/93
Investment Company All America	(0.27)%	(0.60)%	2.27%	8.56%	01/01/85
Investment Company Small Cap Value	(2.95)%	1.73%	N/A	4.95%	07/01/05
Investment Company Small Cap Growth	(2.77)%	2.18%	N/A	4.64%	07/01/05
Investment Company Mid Cap Value	(2.61)%	(0.69)%	N/A	2.69%	07/01/05
Investment Company Mid-Cap Equity Index	(2.49)%	2.51%	6.04%	6.63%	05/03/99
Investment Company International	(13.04)%	N/A	N/A	(9.00)%	11/05/07
Investment Company Composite	2.32%	1.74%	3.16%	7.28%	01/01/85
Investment Company Retirement Income	4.20%	N/A	N/A	3.98%	11/05/07
Investment Company 2010 Retirement	2.56%	N/A	N/A	2.41%	11/05/07
Investment Company 2015 Retirement	1.58%	N/A	N/A	1.47%	11/05/07
Investment Company 2020 Retirement	1.05%	N/A	N/A	0.79%	11/05/07
Investment Company 2025 Retirement	0.33%	N/A	N/A	0.07%	11/05/07
Investment Company 2030 Retirement	(0.29)%	N/A	N/A	(0.21)%	11/05/07
Investment Company 2035 Retirement	(1.13)%	N/A	N/A	(1.06)%	11/05/07
Investment Company 2040 Retirement	(1.74)%	N/A	N/A	(1.03)%	11/05/07
Investment Company 2045 Retirement	(1.94)%	N/A	N/A	(1.17)%	11/05/07
Investment Company Conservative Allocation	5.25%	4.56%	N/A	4.55%	05/20/03
Investment Company Moderate Allocation	3.66%	3.50%	N/A	5.56%	05/20/03
Investment Company Aggressive Allocation	1.79%	2.13%	N/A	6.18%	05/20/03
Investment Company Money Market	(0.68)%	0.87%	1.19%	3.56%	01/01/85
Investment Company Mid-Term Bond	5.79%	6.12%	4.60%	4.65%	02/05/93
Investment Company Bond	6.75%	6.00%	5.05%	6.54%	01/01/85
DWS Capital Growth	(4.95)%	0.80%	1.39%	6.90%	01/03/89
DWS Bond	5.15%	0.98%	2.60%	4.83%	01/03/89
DWS International	(17.09)%	(8.13)%	1.12%	4.02%	01/03/89
Fidelity VIP Equity-Income	0.57%	(2.88)%	2.52%	5.82%	05/01/95
Fidelity VIP Contrafund	(2.91)%	0.54%	5.72%	8.58%	05/01/95
Fidelity VIP Asset Manager	(2.95)%	3.01%	3.58%	5.44%	05/01/95
Fidelity Mid Cap	(10.97)%	2.06%	N/A	5.58%	07/01/05
Vanguard Diversified Value	3.40%	(1.37)%	N/A	1.92%	07/01/05
Vanguard International	(13.97)%	(2.06)%	N/A	4.50%	07/01/05
Oppenheimer Main Street	(0.51)%	(1.37)%	N/A	1.96%	07/01/05
Calvert VP SRI Balanced Portfolio	4.04%	0.21%	2.40%	5.23%	05/13/91
American Century VP Capital Appreciation	(6.74)%	5.44%	6.37%	7.16%	01/03/89

Information is not shown for the 2050 Retirement Fund because the fund will commence operations on or after October 1, 2012.

**  Returns reflect the deduction of Tier 1 Reduced Fee charges for the period August 1, 2010 through December 31, 2011, the actual Reduced Fee in effect for the period July 1, 2005 through July 31, 2010, and the actual standard charges in effect for periods prior to July 1, 2005 excluding the $2 monthly charge.

Average Annual Total Returns (Tier 2 Reduced Fee)**
For the Periods Ended December 31, 2011

	One Year	Five Years	Ten Years	Life of Fund	Inception Date
Investment Company Equity Index	1.27%	(1.02)%	2.04%	6.47%	02/05/93
Investment Company All America	(0.36)%	(0.62)%	2.26%	8.55%	01/01/85
Investment Company Small Cap Value	(3.05)%	1.70%	N/A	4.93%	07/01/05
Investment Company Small Cap Growth	(2.87)%	2.16%	N/A	4.62%	07/01/05
Investment Company Mid Cap Value	(2.71)%	(0.72)%	N/A	2.67%	07/01/05
Investment Company Mid-Cap Equity Index	(2.58)%	2.48%	6.02%	6.62%	05/03/99
Investment Company International	(13.12)%	N/A	N/A	(9.03)%	11/05/07
Investment Company Composite	2.23%	1.71%	3.14%	7.27%	01/01/85
Investment Company Retirement Income	4.10%	N/A	N/A	3.94%	11/05/07
Investment Company 2010 Retirement	2.46%	N/A	N/A	2.38%	11/05/07
Investment Company 2015 Retirement	1.47%	N/A	N/A	1.44%	11/05/07
Investment Company 2020 Retirement	0.94%	N/A	N/A	0.75%	11/05/07
Investment Company 2025 Retirement	0.22%	N/A	N/A	0.03%	11/05/07
Investment Company 2030 Retirement	(0.40)%	N/A	N/A	(0.24)%	11/05/07
Investment Company 2035 Retirement	(1.23)%	N/A	N/A	(1.09)%	11/05/07
Investment Company 2040 Retirement	(1.84)%	N/A	N/A	(1.06)%	11/05/07
Investment Company 2045 Retirement	(2.04)%	N/A	N/A	(1.20)%	11/05/07
Investment Company Conservative Allocation	5.16%	4.54%	N/A	4.54%	05/20/03
Investment Company Moderate Allocation	3.57%	3.47%	N/A	5.54%	05/20/03
Investment Company Aggressive Allocation	1.70%	2.10%	N/A	6.17%	05/20/03
Investment Company Money Market	(0.79)%	0.83%	1.18%	3.55%	01/01/85
Investment Company Mid-Term Bond	5.70%	6.10%	4.58%	4.64%	02/05/93
Investment Company Bond	6.66%	5.97%	5.04%	6.54%	01/01/85
DWS Capital Growth	(5.04)%	0.77%	1.38%	6.90%	01/03/89
DWS Bond	5.06%	0.96%	2.59%	4.82%	01/03/89
DWS International	(17.17)%	(8.16)%	1.11%	4.01%	01/03/89
Fidelity VIP Equity-Income	0.47%	(2.91)%	2.50%	5.81%	05/01/95
Fidelity VIP Contrafund	(3.01)%	0.51%	5.70%	8.57%	05/01/95
Fidelity VIP Asset Manager	(3.05)%	2.98%	3.56%	5.44%	05/01/95
Fidelity Mid Cap	(11.06)%	2.03%	N/A	5.56%	07/01/05
Vanguard Diversified Value	3.30%	(1.40)%	N/A	1.90%	07/01/05
Vanguard International	(14.05)%	(2.09)%	N/A	4.48%	07/01/05
Oppenheimer Main Street	(0.61)%	(1.40)%	N/A	1.94%	07/01/05
Calvert VP SRI Balanced Portfolio	3.94%	0.18%	2.38%	5.22%	05/13/91
American Century VP Capital Appreciation	(6.84)%	5.41%	6.35%	7.15%	01/03/89

Information is not shown for the 2050 Retirement Fund because the fund will commence operations on or after October 1, 2012.

**  Returns reflect the deduction of Tier 2 Reduced Fee charges for the periods August 1, 2010 through December 31, 2011, the actual Reduced Fee in effect for the period July 1, 2005 through July 31, 2010, and the actual standard charges in effect for periods prior to July 1, 2005 excluding the $2 monthly charge.

The standard current yield of the Money Market Fund of the Separate Account for the seven day period ended December 31, 2011 was (1.60)%. The Tier 1 Reduced Fee current yield of the Money Market Fund of the Separate Account for the seven day period ended December 31, 2011 was (0.73)%. The Tier 1 Reduced Fee current yield of the Money Market Fund of the Separate Account for the seven day period ended December 31, 2011 was (1.00)%. (The Tier 1 yield does not reflect the $2 monthly charge as those accounts qualify for a waiver of this charge.)

The returns for the All America Fund (previously called the "Stock Fund") prior to May 1, 1994 reflect the results of the Underlying Fund prior to a change in its investment objectives and policies and the addition of subadvisers on that date.

The inception dates are for the Funds in Separate Account No. 2.

In the above tables, we did not deduct the $2.00 monthly contract fee from each Separate Account Fund. For any Participant, the actual treatment of the monthly contract fee and its effect on total return will depend on the Participant's actual allocation of Account Balance.

If you have Account Balance in the General Account, the monthly contract fee would be deducted from the General Account, not any Separate Account Fund. If you do not have Account Balance allocated to the General Account, but you do have Account Balance allocated to more than one Fund of the Separate Account, the fee would only be deducted from one of the Funds so that an illustration of total return figures of the other Funds could be lower than shown above.

If you do not have any Account Balance in the General Account, we will deduct the $2.00 monthly charge from your Account Balance allocated to one or more of the Separate Account Funds, in the following order:

(a)  Investment Company Money Market Fund,

(b)  Investment Company Mid-Term Bond Fund,

(c)  Investment Company Bond Fund,

(d)  DWS Bond VIP,

(e)  Investment Company Composite Fund,

(f)  Fidelity VIP Asset Manager Portfolio,

(g)  Calvert VP SRI Balanced Portfolio,

(h)  Fidelity VIP Equity-Income Portfolio,

(i)  Investment Company All America Fund,

(j)  Investment Company Equity Index Fund,

(k)  Investment Company Mid-Cap Equity Index Fund,

(l)  Fidelity VIP Contrafund®,

(m)  DWS Capital Growth VIP,

(n)  DWS International VIP,

(o)  Investment Company International Fund,

(p)  American Century VP Capital Appreciation Fund,

(q)  Investment Company Conservative Allocation Fund,

(r)  Investment Company Moderate Allocation Fund,

(s)  Investment Company Aggressive Allocation Fund,

(t)  Investment Company Small Cap Value Fund,

(u)  Investment Company Small Cap Growth Fund,

(v)  Investment Company Mid Cap Value Fund,

(w)  Fidelity VIP Mid Cap Portfolio,

(x)  Oppenheimer Main Street Fund VA,

(y)  Vanguard Variable Insurance Fund Diversified Portfolio,

(z)  Vanguard Variable Insurance Fund International Portfolio,

(aa)  Retirement Income Fund,

(bb)  2010 Retirement Fund,

(cc)  2015 Retirement Fund,

(dd)  2020 Retirement Fund,

(ee)  2025 Retirement Fund,

(ff)  2030 Retirement Fund,

(gg)  2035 Retirement Fund,

(hh)  2040 Retirement Fund

(ii)  2045 Retirement Fund, and

(jj)  2050 Retirement Fund.

Performance figures are based on historical earnings and are not guaranteed to reoccur. They are not necessarily indicative of the future investment performance of a particular Fund. Total return and yield for a Fund will vary based on changes in market conditions and the performance of the Underlying Fund. Unit values will fluctuate so that, when redeemed, they may be worth more or less than their original cost.

When communicating total return to current or prospective Participants, we also may compare a Fund's figures to the performance of other variable annuity accounts tracked by mutual fund rating services or to unmanaged indices that may assume reinvestment of dividends but generally do not reflect deductions for administrative and management costs.

See "Performance Information for the Separate Accounts" in the Prospectus.

SAFEKEEPING OF SEPARATE ACCOUNT ASSETS

We hold title to the Separate Account's assets, including shares of the Underlying Funds. We maintain records of all purchases and redemptions of Underlying Fund shares by each of the Separate Account Funds.

STATE REGULATION

We are subject to regulation by the New York State Superintendent of Financial Services ("Superintendent") as well as by the insurance departments of all the other states and jurisdictions in which we do business.

We must file with the Superintendent an annual statement on a form specified by the National Association of Insurance Commissioners. We also must file with New York and other states a separate statement covering the separate accounts that we maintain, including the Separate Account. Our books and records are subject to review and examination by the Superintendent and the Superintendent's agents at all times. The Superintendent makes a full examination into our affairs at least every five years. Other states also may periodically conduct a full examination of our operations.

The laws of New York and of other states in which we are licensed to transact business specifically provide for regulation and supervision of the variable annuity activities of life insurance companies. Regulations require certain contract provisions and require us to obtain approval of contract forms. State regulation does not involve any supervision or control over the investment policies of the Separate Account, or the selection of investments therefor, except for verification that any such investments are permissible under applicable law. Generally, the states in which we do business apply the laws of New York in determining permissible investments for us.

PERIODIC REPORTS

Prior to your Annuity Commencement Date, we will provide you, at least quarterly, with a statement as of a specified date covering the period since the last statement. The statement will set forth, for the covered period:

(1)  Amounts added to your Account Balance, which will be Deferred Compensation deposits under 457 Contracts or Contributions under Thrift, IRA, FPA and TDA Contracts made by you or on your behalf, including

•  the allocation of contributed amounts to the Separate and General Accounts;

•  the date Deferred Compensation was deducted from your salary or the Contribution was made, as well as any designation of the Contribution as a Designated Roth Contribution (if permitted by your Plan); and

•  the date the amount was credited to your account.

(3)  Interest accrued on amounts allocated for you to the General Account.

(4)  The number and dollar value of Accumulation Units credited to you in each Fund of the Separate Account;

(5)  The total amounts of all withdrawals and transfers from the General Account and each Fund; and

(6)  Any change in your plan's status with respect to eligibility for the Reduced Fee.

We have advised Employers that they should remit your Contributions to us within seven days of the date the Contribution was withheld from your pay.

The statement we send to you also will specify your Account Balance available to provide a periodic benefit, cash return or death benefit. We will transmit to Participants, at least semi-annually, reports showing the financial condition of the Separate Account and showing the schedules of investments held in each Underlying Fund.

LEGAL PROCEEDINGS

We are engaged in litigation of various kinds, which in our judgment is not of material importance in relation to our total assets. There are no legal proceedings pending to which the Separate Account is a party.

LEGAL MATTERS

All matters of applicable state law pertaining to the Contracts, including our right to issue the Contracts and certain legal matters relating to Federal securities laws, have been passed upon by James J. Roth, Executive Vice President and General Counsel of Mutual of America.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The statements of assets and liabilities of Mutual of America Separate Account No. 2 as of December 31, 2011 and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years or periods in the five-year period then ended have been included herein in reliance upon the reports of KPMG LLP, independent registered public accounting firm, appearing elsewhere herein.

The consolidated statutory statements of financial condition of Mutual of America Life Insurance Company and subsidiaries (the "Company") as of December 31, 2011 and 2010, and the related consolidated statutory statements of operations and surplus, and cash flows for each of the years in the three-year period ended December 31, 2011, have been included herein in reliance upon the reports of KPMG LLP, independent registered public accounting firm, appearing elsewhere herein, and upon the authority of said firm as experts in accounting and auditing. The audit report, dated March 20, 2012, covering the December 31, 2011, 2010 and 2009 consolidated statutory statements referred to above contains an explanatory paragraph that states that the Company prepared the consolidated statutory financial statements using accounting practices prescribed or permitted by the New York State Department of Financial Services, which practices differs from U.S. generally accepted accounting principles. Accordingly, the KPMG LLP audit report referred to above states that the consolidated statutory financial statements are not presented fairly in conformity with U.S. generally accepted accounting principles and further states that the consolidated statutory financial statements are presented fairly, in all material respects, in conformity with accounting practices prescribed or permitted by the New York State Department of Financial Services. Further, the audit report contains an additional explanatory paragraph that states that in 2009, the Company changed its accounting for electronic data processing equipment, evaluation and classification of other than temporary impairment losses for certain investments and net deferred income tax assets that can be treated as an admitted asset, in accordance with amendments to Regulation No. 172 by the New York State Department of Financial Services.

ADDITIONAL INFORMATION

We have filed with the SEC a registration statement under the Securities Act of 1933, as amended, concerning the Contracts. Not all of the information set forth in the registration statement, amendments and exhibits thereto has been included in this Statement of Additional Information or in the current Prospectus for the Contracts. Statements contained herein concerning the content of the Contracts and other legal instruments are intended to be summaries. For a complete statement of the terms of those documents, reference should be made to the materials filed with the SEC. The SEC has an Internet website at http://www.sec.gov, or you may write to the SEC's Public Reference Section, 100 F Street, NE, Washington, DC 20549-6009 and obtain copies upon payment of a duplicating fee.

FINANCIAL STATEMENTS

The statements of assets and liabilities of Mutual of America Separate Account No. 2 as of December 31, 2011 and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years or periods in the five-year period then ended have been included herein in reliance upon the reports of KPMG LLP, independent registered public accounting firm, appearing elsewhere herein.

The consolidated statutory statements of financial condition of Mutual of America Life Insurance Company and subsidiaries (the "Company") as of December 31, 2011 and 2010, and the related consolidated statutory statements of operations and surplus, and cash flows for each of the years in the three-year period ended December 31, 2011, have been included herein in reliance upon the reports of KPMG LLP, independent registered public accounting firm, appearing elsewhere herein, and upon the authority of said firm as experts in accounting and auditing. The audit report, dated March 20, 2012, covering the December 31, 2011, 2010 and 2009 consolidated statutory statements referred to above contains an explanatory paragraph that states that the Company prepared the consolidated statutory financial statements using accounting practices prescribed or permitted by the New York State Department of Financial Services, which practices differs from U.S. generally accepted accounting principles. Accordingly, the KPMG LLP audit report referred to above states that the consolidated statutory financial statements are not presented fairly in conformity with U.S. generally accepted accounting principles and further states that the consolidated statutory financial statements are presented fairly, in all material respects, in conformity with accounting practices prescribed or permitted by the New York State Department of Financial Services. Further, the audit report contains an additional explanatory paragraph that states that in 2009, the Company changed its accounting for electronic data processing equipment, evaluation and classification of other than temporary impairment losses for certain investments and net deferred income tax assets that can be treated as an admitted asset, in accordance with amendments to Regulation No. 172 by the New York State Department of Financial Services.

When you allocate Account Balance to the Separate Account Funds, the value of the Account Balance in those Funds is impacted primarily by the investment results of the Underlying Fund(s).

Financial statements of the Separate Account for 2011 are included as follows:

Financial Statements of Mutual of America for 2011, 2010 and 2009 are included as follows:

You should consider our financial statements included in this Statement of Additional Information as bearing on our ability to meet our obligations under the Contracts and to support our General Account.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Directors of Mutual of America Life Insurance Company and Contract Owners of Mutual of America Separate Account No. 2:

We have audited the accompanying statements of assets and liabilities of Mutual of America Separate Account No. 2 (comprising the sub-accounts listed in note 1 and collectively referred to as the "Separate Account") as of December 31, 2011, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Separate Account's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2011, by correspondence with the underlying mutual funds or their transfer agents. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Mutual of America Separate Account No. 2 as of December 31, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York
April 27, 2012

MUTUAL OF AMERICA SEPARATE ACCOUNT NO. 2
STATEMENTS OF ASSETS AND LIABILITIES
December 31, 2011

	Investment Company
	Equity Index Fund	All America Fund	Small Cap Value Fund
Investments in Mutual of America Investment Corporation at market value (Cost: Equity Index Fund—$283,069,530 All America Fund—$232,774,596 Small Cap Value Fund—$142,894,327) (Notes 1 and 2)	$309,366,191	$191,690,612	$150,134,886
Due From (To) Mutual of America General Account	(146,667)	(38,621)	(79,408)
Net Assets	$309,219,524	$191,651,991	$150,055,478
Tier 1 Reduced Fee Units:
Net Assets at December 31, 2011	$62,873,740	$35,455,286	$27,969,083
Units Outstanding at December 31, 2011	19,183,076	3,657,139	20,423,186
Unit Value at December 31, 2011	$3.28	$9.69	$1.37
Tier 2 Reduced Fee Units:
Net Assets at December 31, 2011	$50,747,759	$28,998,278	$26,905,370
Units Outstanding at December 31, 2011	15,504,783	2,995,244	19,674,356
Unit Value at December 31, 2011	$3.27	$9.68	$1.37
Standard Units:
Net Assets at December 31, 2011	$195,598,025	$127,198,427	$95,181,025
Units Outstanding at December 31, 2011	61,506,434	13,522,571	71,635,670
Unit Value at December 31, 2011	$3.18	$9.41	$1.33

	Investment Company
	Small Cap Growth Fund	Mid Cap Value Fund	Mid-Cap Equity Index Fund	Composite Fund
Investments in Mutual of America Investment Corporation at market value (Cost: Small Cap Growth Fund—$150,333,657 Mid Cap Value Fund—$27,588,728 Mid-Cap Equity Index Fund—$223,431,238 Composite Fund—$149,233,320) (Notes 1 and 2)	$162,404,164	$28,263,405	$240,659,268	$139,533,890
Due From (To) Mutual of America General Account	(96,574)	3,528	(71,350)	(81,586)
Net Assets	$162,307,590	$28,266,933	$240,587,918	$139,452,304
Tier 1 Reduced Fee Units:
Net Assets at December 31, 2011	$29,401,448	$5,095,523	$44,286,300	$24,929,791
Units Outstanding at December 31, 2011	21,888,341	4,287,948	19,637,024	3,751,303
Unit Value at December 31, 2011	$1.34	$1.19	$2.26	$6.65
Tier 2 Reduced Fee Units:
Net Assets at December 31, 2011	$29,379,674	$4,986,914	$41,137,808	$19,876,319
Units Outstanding at December 31, 2011	21,902,835	4,202,476	18,266,300	2,994,827
Unit Value at December 31, 2011	$1.34	$1.19	$2.25	$6.64
Standard Units:
Net Assets at December 31, 2011	$103,526,468	$18,184,496	$155,163,810	$94,646,194
Units Outstanding at December 31, 2011	79,438,065	15,772,256	70,909,725	14,678,234
Unit Value at December 31, 2011	$1.30	$1.15	$2.19	$6.45

The accompanying notes are an integral part of these financial statements.

MUTUAL OF AMERICA SEPARATE ACCOUNT NO. 2
STATEMENTS OF ASSETS AND LIABILITIES
December 31, 2011

	Investment Company
	International Fund	Money Market Fund	Mid-Term Bond Fund	Bond Fund
Investments in Mutual of America Investment Corporation at market value (Cost: International Fund—$10,277,255 Money Market Fund—$68,669,306 Mid-Term Bond Fund—$124,290,855 Bond Fund—$201,758,053) (Notes 1 and 2)	$9,153,198	$70,239,120	$134,346,389	$210,887,113
Due From (To) Mutual of America General Account	7,659	(6,384)	(109,841)	339,637
Net Assets	$9,160,857	$70,232,736	$134,236,548	$211,226,750
Tier 1 Reduced Fee Units:
Net Assets at December 31, 2011	$1,913,726	$14,067,259	$27,604,961	$41,256,380
Units Outstanding at December 31, 2011	2,832,996	5,467,963	11,695,045	7,059,420
Unit Value at December 31, 2011	$0.68	$2.57	$2.36	$5.84
Tier 2 Reduced Fee Units:
Net Assets at December 31, 2011	$2,086,556	$12,832,297	$25,622,694	$38,616,502
Units Outstanding at December 31, 2011	3,093,110	4,995,596	10,868,361	6,615,726
Unit Value at December 31, 2011	$0.67	$2.57	$2.36	$5.84
Standard Units:
Net Assets at December 31, 2011	$5,160,575	$43,333,180	$81,008,893	$131,353,868
Units Outstanding at December 31, 2011	7,800,204	17,362,406	35,371,788	23,164,869
Unit Value at December 31, 2011	$0.66	$2.50	$2.29	$5.67

	Investment Company
	Retirement Income Fund	2010 Retirement Fund	2015 Retirement Fund
Investments in Mutual of America Investment Corporation at market value (Cost: Retirement Income Fund—$13,909,607 2010 Retirement Fund—$13,636,047 2015 Retirement Fund—$55,498,733) (Notes 1 and 2)	$14,494,633	$14,734,357	$60,661,925
Due From (To) Mutual of America General Account	47,571	17,908	106,800
Net Assets	$14,542,204	$14,752,265	$60,768,725
Tier 1 Reduced Fee Units:
Net Assets at December 31, 2011	$2,865,485	$4,508,480	$12,918,436
Units Outstanding at December 31, 2011	2,436,312	4,134,199	12,380,123
Unit Value at December 31, 2011	$1.18	$1.09	$1.04
Tier 2 Reduced Fee Units:
Net Assets at December 31, 2011	$2,275,203	$2,418,430	$10,813,421
Units Outstanding at December 31, 2011	1,937,314	2,220,995	10,378,071
Unit Value at December 31, 2011	$1.17	$1.09	$1.04
Standard Units:
Net Assets at December 31, 2011	$9,401,516	$7,825,355	$37,036,868
Units Outstanding at December 31, 2011	8,162,030	7,326,954	36,243,108
Unit Value at December 31, 2011	$1.15	$1.07	$1.02

The accompanying notes are an integral part of these financial statements.

MUTUAL OF AMERICA SEPARATE ACCOUNT NO. 2
STATEMENTS OF ASSETS AND LIABILITIES
December 31, 2011

	Investment Company
	2020 Retirement Fund	2025 Retirement Fund	2030 Retirement Fund
Investments in Mutual of America Investment Corporation at market value (Cost: 2020 Retirement Fund—$71,248,213 2025 Retirement Fund—$62,403,904 2030 Retirement Fund—$49,903,601) (Notes 1 and 2)	$77,005,297	$68,509,862	$55,246,065
Due From (To) Mutual of America General Account	144,091	79,661	81,496
Net Assets	$77,149,388	$68,589,523	$55,327,561
Tier 1 Reduced Fee Units:
Net Assets at December 31, 2011	$19,727,017	$15,198,707	$12,933,596
Units Outstanding at December 31, 2011	19,594,655	15,365,220	13,167,557
Unit Value at December 31, 2011	$1.01	$0.99	$0.98
Tier 2 Reduced Fee Units:
Net Assets at December 31, 2011	$15,542,515	$13,005,263	$10,561,751
Units Outstanding at December 31, 2011	15,461,312	13,167,233	10,768,737
Unit Value at December 31, 2011	$1.01	$0.99	$0.98
Standard Units:
Net Assets at December 31, 2011	$41,879,856	$40,385,553	$31,832,214
Units Outstanding at December 31, 2011	42,476,524	41,689,906	33,092,130
Unit Value at December 31, 2011	$0.99	$0.97	$0.96
	Investment Company
	2035 Retirement Fund	2040 Retirement Fund	2045 Retirement Fund
Investments in Mutual of America Investment Corporation at market value (Cost: 2035 Retirement Fund—$38,137,062 2040 Retirement Fund—$35,585,425 2045 Retirement Fund—$45,307,541) (Notes 1 and 2)	$41,944,545	$39,022,828	$48,977,215
Due From (To) Mutual of America General Account	92,188	69,506	101,838
Net Assets	$42,036,733	$39,092,334	$49,079,053
Tier 1 Reduced Fee Units:
Net Assets at December 31, 2011	$9,856,370	$8,511,301	$10,977,673
Units Outstanding at December 31, 2011	10,302,574	8,974,398	11,670,628
Unit Value at December 31, 2011	$0.96	$0.95	$0.94
Tier 2 Reduced Fee Units:
Net Assets at December 31, 2011	$8,416,483	$7,981,848	$11,582,658
Units Outstanding at December 31, 2011	8,810,497	8,428,384	12,331,960
Unit Value at December 31, 2011	$0.96	$0.95	$0.94
Standard Units:
Net Assets at December 31, 2011	$23,763,880	$22,599,185	$26,518,722
Units Outstanding at December 31, 2011	25,363,425	24,330,966	28,787,368
Unit Value at December 31, 2011	$0.94	$0.93	$0.92

The accompanying notes are an integral part of these financial statements.

MUTUAL OF AMERICA SEPARATE ACCOUNT NO. 2
STATEMENTS OF ASSETS AND LIABILITIES
December 31, 2011

	Investment Company
	Conservative Allocation Fund	Moderate Allocation Fund	Aggressive Allocation Fund
Investments in Mutual of America Investment Corporation at market value (Cost: Conservative Allocation Fund—$42,657,078 Moderate Allocation Fund—$121,329,884 Aggressive Allocation Fund—$105,895,156) (Notes 1 and 2)	$45,908,459	$133,741,570	$115,238,935
Due From (To) Mutual of America General Account	59,241	38,430	47,223
Net Assets	$45,967,700	$133,780,000	$115,286,158
Tier 1 Reduced Fee Units:
Net Assets at December 31, 2011	$8,948,908	$26,115,582	$22,502,906
Units Outstanding at December 31, 2011	6,094,778	16,380,985	13,411,271
Unit Value at December 31, 2011	$1.47	$1.59	$1.68
Tier 2 Reduced Fee Units:
Net Assets at December 31, 2011	$9,298,325	$27,793,259	$23,606,388
Units Outstanding at December 31, 2011	6,340,483	17,455,588	14,087,546
Unit Value at December 31, 2011	$1.47	$1.59	$1.68
Standard Units:
Net Assets at December 31, 2011	$27,720,467	$79,871,159	$69,176,864
Units Outstanding at December 31, 2011	19,459,378	51,631,911	42,488,590
Unit Value at December 31, 2011	$1.42	$1.55	$1.63

	Fidelity
	VIP Equity-Income Fund	VIP Asset Manager Fund	VIP Contrafund	VIP Mid Cap Fund
Investments in Fidelity VIP Portfolios at market value (Cost: Fidelity VIP Equity-Income Fund—$215,341,015 Fidelity VIP Asset Manager Fund—$115,176,103 Fidelity VIP Contrafund—$497,187,671 Fidelity VIP Mid Cap Fund—$118,470,884) (Notes 1 and 2)	$189,352,069	$112,822,195	$473,389,047	$118,487,825
Due From (To) Mutual of America General Account	(62,809)	(76,641)	(343,765)	(57,013)
Net Assets	$189,289,260	$112,745,554	$473,045,282	$118,430,812
Tier 1 Reduced Fee Units:
Net Assets at December 31, 2011	$39,883,323	$24,524,384	$94,658,362	$22,096,548
Units Outstanding at December 31, 2011	952,849	721,311	2,096,741	507,399
Unit Value at December 31, 2011	$41.86	$34.00	$45.15	$43.55
Tier 2 Reduced Fee Units:
Net Assets at December 31, 2011	$32,817,043	$20,860,586	$80,047,140	$21,844,348
Units Outstanding at December 31, 2011	785,172	614,457	1,775,671	502,340
Unit Value at December 31, 2011	$41.80	$33.95	$45.08	$43.49
Standard Units:
Net Assets at December 31, 2011	$116,588,894	$67,360,584	$298,339,780	$74,489,916
Units Outstanding at December 31, 2011	2,870,867	2,042,006	6,811,281	1,763,010
Unit Value at December 31, 2011	$40.61	$32.99	$43.80	$42.25

The accompanying notes are an integral part of these financial statements.

MUTUAL OF AMERICA SEPARATE ACCOUNT NO. 2
STATEMENTS OF ASSETS AND LIABILITIES
December 31, 2011

	Vanguard		DWS
	VIF Diversified Value Fund	VIF International Fund	Bond Fund	Capital Growth Fund
Investments in Vanguard Portfolios and DWS Variable Series I Portfolios at market value (Cost: Vanguard VIF Diversified Value Fund—$84,789,126 Vanguard VIF International Fund—$162,711,362 DWS Bond Fund—$45,059,272 DWS Capital Growth Fund—$169,114,638) (Notes 1 and 2)	$81,037,515	$142,224,849	$41,991,314	$191,533,690
Due From (To) Mutual of America General Account	60,011	(50,031)	18,086	(100,930)
Net Assets	$81,097,526	$142,174,818	$42,009,400	$191,432,760
Tier 1 Reduced Fee Units:
Net Assets at December 31, 2011	$15,626,702	$29,310,902	$8,802,310	$38,604,599
Units Outstanding at December 31, 2011	987,581	1,488,791	466,132	978,945
Unit Value at December 31, 2011	$15.82	$19.69	$18.88	$39.43
Tier 2 Reduced Fee Units:
Net Assets at December 31, 2011	$15,121,039	$28,632,102	$8,231,719	$31,697,956
Units Outstanding at December 31, 2011	956,918	1,456,280	436,440	804,900
Unit Value at December 31, 2011	$15.80	$19.66	$18.86	$39.38
Standard Units:
Net Assets at December 31, 2011	$50,349,785	$84,231,814	$24,975,371	$121,130,205
Units Outstanding at December 31, 2011	3,279,381	4,409,284	1,363,206	3,165,636
Unit Value at December 31, 2011	$15.35	$19.10	$18.32	$38.26

The accompanying notes are an integral part of these financial statements.

MUTUAL OF AMERICA SEPARATE ACCOUNT NO. 2
STATEMENTS OF ASSETS AND LIABILITIES
December 31, 2011

	DWS	Oppenheimer	American Century	Calvert
	International Fund	VA Main Street Fund	VP Capital Appreciation Fund	VP SRI Balanced Fund
Investments in DWS International Fund, Oppenheimer VA Main Street Fund, American Century VP Capital Appreciation Fund and Calvert VP SRI Balanced Fund at market value (Cost: DWS International Fund—$88,355,150 Oppenheimer VA Main Street Fund—$16,384,151 American Century VP Capital Appreciation Fund—$167,047,171 Calvert VP SRI Balanced Fund—$87,906,603) (Notes 1 and 2)	$69,736,693	$17,232,572	$204,040,328	$87,062,588
Due From (To) Mutual of America General Account	(43,439)	1,467	(164,107)	(19,386)
Net Assets	$69,693,254	$17,234,039	$203,876,221	$87,043,202
Tier 1 Reduced Fee Units:
Net Assets at December 31, 2011	$12,906,985	$3,890,375	$36,229,700	$15,075,729
Units Outstanding at December 31, 2011	841,303	167,607	1,453,137	3,991,809
Unit Value at December 31, 2011	$15.34	$23.21	$24.93	$3.78
Tier 2 Reduced Fee Units:
Net Assets at December 31, 2011	$12,191,232	$3,553,222	$34,576,228	$13,731,388
Units Outstanding at December 31, 2011	795,733	153,288	1,388,810	3,640,586
Unit Value at December 31, 2011	$15.32	$23.18	$24.90	$3.77
Standard Units:
Net Assets at December 31, 2011	$44,595,037	$9,790,442	$133,070,293	$58,236,085
Units Outstanding at December 31, 2011	2,995,666	434,707	5,500,613	15,891,846
Unit Value at December 31, 2011	$14.89	$22.52	$24.19	$3.66

The accompanying notes are an integral part of these financial statements.

MUTUAL OF AMERICA SEPARATE ACCOUNT NO. 2
STATEMENTS OF OPERATIONS
For the Year Ended December 31, 2011

	Investment Company
	Equity Index Fund	All America Fund	Small Cap Value Fund	Small Cap Growth Fund	Mid Cap Value Fund	Mid-Cap Equity Index Fund
Investment Income and Expenses:
Dividend Income (Note 1)	$6,314,462	$4,842,948	$1,474,573	$—	$348,415	$2,950,185
Expenses (Note 3)	3,029,794	1,979,014	1,522,397	1,644,801	281,060	2,461,733
Net Investment Income (Loss)	3,284,668	2,863,934	(47,824)	(1,644,801)	67,355	488,452
Net Realized and Unrealized Gain (Loss) on Investments (Note 1):
Net realized gain (loss) on investment transactions	3,411,754	(3,621,306)	986,544	1,285,945	203,101	2,854,794
Realized gain distributions	—	—	—	—	—	4,312,671
Net realized gain (loss) on investments	3,411,754	(3,621,306)	986,544	1,285,945	203,101	7,167,465
Net change in unrealized appreciation (depreciation) on investments	(3,443,613)	(630,518)	(6,461,242)	(5,936,750)	(1,203,251)	(16,607,034)
Net Realized and Unrealized Gain (Loss) on Investments	(31,859)	(4,251,824)	(5,474,698)	(4,650,805)	(1,000,150)	(9,439,569)
Net Increase (Decrease) in Net Assets Resulting From Operations	$3,252,809	$(1,387,890)	$(5,522,522)	$(6,295,606)	$(932,795)	$(8,951,117)
	Investment Company
	Composite Fund	International Fund	Money Market Fund	Mid-Term Bond Fund	Bond Fund	Retirement Income Fund
Investment Income and Expenses:
Dividend Income (Note 1)	$6,405,831	$286,872	$—	$4,006,800	$7,533,483	$295,562
Expenses (Note 3)	1,425,286	84,577	691,836	1,172,833	1,740,932	114,583
Net Investment Income (Loss)	4,980,545	202,295	(691,836)	2,833,967	5,792,551	180,979
Net Realized and Unrealized Gain (Loss) on Investments (Note 1):
Net realized gain (loss) on investment transactions	(688,199)	130,860	302,969	909,982	561,055	254,353
Realized gain distributions	—	29,907	—	—	—	29,286
Net realized gain (loss) on investments	(688,199)	160,767	302,969	909,982	561,055	283,639
Net change in unrealized appreciation (depreciation) on investments	(1,986,832)	(1,652,648)	(443,965)	2,614,834	4,601,909	(36,264)
Net Realized and Unrealized Gain (Loss) on Investments	(2,675,031)	(1,491,881)	(140,996)	3,524,816	5,162,964	247,375
Net Increase (Decrease) in Net Assets Resulting From Operations	$2,305,514	$(1,289,586)	$(832,832)	$6,358,783	$10,955,515	$428,354

The accompanying notes are an integral part of these financial statements.

MUTUAL OF AMERICA SEPARATE ACCOUNT NO. 2
STATEMENTS OF OPERATIONS
For the Year Ended December 31, 2011

	Investment Company
	2010 Retirement Fund	2015 Retirement Fund	2020 Retirement Fund	2025 Retirement Fund	2030 Retirement Fund	2035 Retirement Fund
Investment Income and Expenses:
Dividend Income (Note 1)	$320,420	$1,165,799	$1,302,537	$952,967	$723,001	$512,889
Expenses (Note 3)	136,479	541,449	616,073	545,764	432,380	331,662
Net Investment Income (Loss)	183,941	624,350	686,464	407,203	290,621	181,227
Net Realized and Unrealized Gain (Loss) on Investments (Note 1):
Net realized gain (loss) on investment transactions	296,563	534,706	302,696	170,198	141,783	142,873
Realized gain distributions	18,697	81,018	92,705	126,203	121,993	106,595
Net realized gain (loss) on investments	315,260	615,724	395,401	296,401	263,776	249,468
Net change in unrealized appreciation (depreciation) on investments	(242,489)	(722,648)	(877,929)	(962,714)	(1,076,200)	(1,075,153)
Net Realized and Unrealized Gain (Loss) on Investments	72,771	(106,924)	(482,528)	(666,313)	(812,424)	(825,685)
Net Increase (Decrease) in Net Assets Resulting From Operations	$256,712	$517,426	$203,936	$(259,110)	$(521,803)	$(644,458)

	Investment Company
	2040 Retirement Fund	2045 Retirement Fund	Conservative Allocation Fund	Moderate Allocation Fund	Aggressive Allocation Fund
Investment Income and Expenses:
Dividend Income (Note 1)	$449,235	$523,940	$1,106,623	$3,006,811	$2,196,074
Expenses (Note 3)	311,570	373,396	370,172	1,191,354	1,050,684
Net Investment Income (Loss)	137,665	150,544	736,451	1,815,457	1,145,390
Net Realized and Unrealized Gain (Loss) on Investments (Note 1):
Net realized gain (loss) on investment transactions	202,991	73,049	252,997	626,654	369,942
Realized gain distributions	116,249	113,313	13,754	225,939	—
Net realized gain (loss) on investments	319,240	186,362	266,751	852,593	369,942
Net change in unrealized appreciation (depreciation) on investments	(1,311,354)	(1,503,501)	836,131	1,224,081	(160,294)
Net Realized and Unrealized Gain (Loss) on Investments	(992,114)	(1,317,139)	1,102,882	2,076,674	209,648
Net Increase (Decrease) in Net Assets Resulting From Operations	$(854,449)	$(1,166,595)	$1,839,333	$3,892,131	$1,355,038

The accompanying notes are an integral part of these financial statements.

MUTUAL OF AMERICA SEPARATE ACCOUNT NO. 2
STATEMENTS OF OPERATIONS
For the Year Ended December 31, 2011

	Fidelity				Vanguard
	VIP Equity-Income Fund	VIP Asset Manager Fund	VIP Contrafund	VIP Mid Cap Fund	VIF Diversified Value Fund	VIF International Fund
Investment Income and Expenses:
Dividend Income (Note 1)	$4,913,505	$2,334,723	$5,066,950	$335,660	$1,526,411	$2,474,191
Expenses (Note 3)	1,674,200	999,053	4,335,500	1,184,976	738,047	1,462,089
Net Investment Income (Loss)	3,239,305	1,335,670	731,450	(849,316)	788,364	1,012,102
Net Realized and Unrealized Gain (Loss) on Investments (Note 1):
Net realized gain (loss) on investment transactions	(1,598,634)	496,619	(47,447)	2,472,299	(274,604)	(109,731)
Realized gain distributions	—	567,183	—	222,426	—	—
Net realized gain (loss) on investments	(1,598,634)	1,063,802	(47,447)	2,694,725	(274,604)	(109,731)
Net change in unrealized appreciation (depreciation) on investments	(1,298,777)	(6,361,287)	(17,070,395)	(17,179,565)	1,517,372	(24,464,429)
Net Realized and Unrealized Gain (Loss) on Investments	(2,897,411)	(5,297,485)	(17,117,842)	(14,484,840)	1,242,768	(24,574,160)
Net Increase (Decrease) in Net Assets Resulting From Operations	$341,894	$(3,961,815)	$(16,386,392)	$(15,334,156)	$2,031,132	$(23,562,058)
	DWS			Oppenheimer	American Century	Calvert
	Bond Fund	Capital Growth Fund	International Fund	VA Main Street Fund	VP Capital Appreciation Fund	VP SRI Balanced Fund
Investment Income and Expenses:
Dividend Income (Note 1)	$1,761,184	$1,646,356	$1,559,744	$143,347	$—	$1,149,045
Expenses (Note 3)	378,856	1,998,192	812,262	157,904	1,629,376	847,706
Net Investment Income (Loss)	1,382,328	(351,836)	747,482	(14,557)	(1,629,376)	301,339
Net Realized and Unrealized Gain (Loss) on Investments (Note 1):
Net realized gain (loss) on investment transactions	(316,079)	3,376,375	(928,151)	117,345	7,449,645	(52,688)
Realized gain distributions	—	—	—	—	—	—
Net realized gain (loss) on investments	(316,079)	3,376,375	(928,151)	117,345	7,449,645	(52,688)
Net change in unrealized appreciation (depreciation) on investments	786,517	(14,045,112)	(14,980,279)	(258,128)	(21,870,405)	2,716,249
Net Realized and Unrealized Gain (Loss) on Investments	470,438	(10,668,737)	(15,908,430)	(140,783)	(14,420,760)	2,663,561
Net Increase (Decrease) in Net Assets Resulting From Operations	$1,852,766	$(11,020,573)	$(15,160,948)	$(155,340)	$(16,050,136)	$2,964,900

The accompanying notes are an integral part of these financial statements.

MUTUAL OF AMERICA SEPARATE ACCOUNT NO. 2
STATEMENTS OF CHANGES IN NET ASSETS
For the Years Ended December 31,

	Investment Company
	Equity Index Fund		All America Fund		Small Cap Value Fund
	2011	2010	2011	2010	2011	2010
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$3,284,668	$2,604,380	$2,863,934	$808,957	$(47,824)	$362,450
Net realized gain (loss) on investments	3,411,754	325,162	(3,621,306)	(7,206,527)	986,544	(317,507)
Net change in unrealized appreciation (depreciation) on investments	(3,443,613)	35,837,994	(630,518)	36,786,542	(6,461,242)	32,429,385
Net Increase (Decrease) in net assets resulting from operations	3,252,809	38,767,536	(1,387,890)	30,388,972	(5,522,522)	32,474,328
From Unit Transactions:
Contributions	27,744,452	33,531,427	11,114,441	15,329,104	14,849,753	14,942,547
Withdrawals	(27,212,758)	(25,721,076)	(17,200,207)	(18,112,218)	(12,413,238)	(12,124,224)
Net transfers	(15,126,288)	(13,055,715)	(10,608,675)	(10,723,019)	(5,460,069)	4,634,870
Contract fees	(70,234)	(78,196)	(59,697)	(66,027)	(13,926)	(15,024)
Net Increase (Decrease) from unit transactions	(14,664,828)	(5,323,560)	(16,754,138)	(13,572,160)	(3,037,480)	7,438,169
Net Increase (Decrease) in Net Assets	(11,412,019)	33,443,976	(18,142,028)	16,816,812	(8,560,002)	39,912,497
Net Assets:
Beginning of Year	320,631,543	287,187,567	209,794,019	192,977,207	158,615,480	118,702,983
End of Year	$309,219,524	$320,631,543	$191,651,991	$209,794,019	$150,055,478	$158,615,480
	Investment Company
	Small Cap Growth Fund		Mid-Cap Value Fund		Mid-Cap Equity Index Fund
	2011	2010	2011	2010	2011	2010
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$(1,644,801)	$(1,153,495)	$67,355	$99,007	$488,452	$455,762
Net realized gain (loss) on investments	1,285,945	(1,000,262)	203,101	(57,845)	7,167,465	6,426,318
Net change in unrealized appreciation (depreciation) on investments	(5,936,750)	40,520,983	(1,203,251)	3,892,095	(16,607,034)	40,021,634
Net Increase (Decrease) in net assets resulting from operations	(6,295,606)	38,367,226	(932,795)	3,933,257	(8,951,117)	46,903,714
From Unit Transactions:
Contributions	17,414,847	14,960,990	4,865,101	5,593,106	31,469,642	25,149,746
Withdrawals	(13,299,683)	(11,833,108)	(2,481,890)	(1,906,058)	(20,923,396)	(18,744,359)
Net transfers	(1,170,547)	8,016,177	(1,443,003)	687,429	(1,211,955)	(1,916,832)
Contract fees	(2,512)	(1,943)	(1,102)	(1,056)	(35,236)	(35,516)
Net Increase (Decrease) from unit transactions	2,942,105	11,142,116	939,106	4,373,421	9,299,055	4,453,039
Net Increase (Decrease) in Net Assets	(3,353,501)	49,509,342	6,311	8,306,678	347,938	51,356,753
Net Assets:
Beginning of Year	165,661,091	116,151,749	28,260,622	19,953,944	240,239,980	188,883,227
End of Year	$162,307,590	$165,661,091	$28,266,933	$28,260,622	$240,587,918	$240,239,980

The accompanying notes are an integral part of these financial statements.

MUTUAL OF AMERICA SEPARATE ACCOUNT NO. 2
STATEMENTS OF CHANGES IN NET ASSETS
For the Years Ended December 31,

	Investment Company
	Composite Fund		International Fund		Money Market Fund
	2011	2010	2011	2010	2011	2010
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$4,980,545	$2,348,594	$202,295	$180,118	$(691,836)	$(684,702)
Net realized gain (loss) on investments	(688,199)	(1,788,133)	160,767	(2,120)	302,969	403,095
Net change in unrealized appreciation (depreciation) on investments	(1,986,832)	13,073,167	(1,652,648)	463,852	(443,965)	(514,104)
Net Increase (Decrease) in net assets resulting from operations	2,305,514	13,633,628	(1,289,586)	641,850	(832,832)	(795,711)
From Unit Transactions:
Contributions	8,146,904	9,293,351	3,706,549	3,787,924	11,039,610	13,320,414
Withdrawals	(12,778,824)	(13,554,795)	(951,145)	(551,224)	(10,480,993)	(9,482,002)
Net transfers	(6,480,032)	(4,761,651)	(864,782)	(514,415)	(5,862,495)	(10,131,041)
Contract fees	(52,087)	(58,754)	(476)	(525)	(83,581)	(95,778)
Net Increase (Decrease) from unit transactions	(11,164,039)	(9,081,849)	1,890,146	2,721,760	(5,387,459)	(6,388,407)
Net Increase (Decrease) in Net Assets	(8,858,525)	4,551,779	600,560	3,363,610	(6,220,291)	(7,184,118)
Net Assets:
Beginning of Year	148,310,829	143,759,050	8,560,297	5,196,687	76,453,027	83,637,145
End of Year	$139,452,304	$148,310,829	$9,160,857	$8,560,297	$70,232,736	$76,453,027
	Investment Company
	Mid-Term Bond Fund		Bond Fund		Retirement Income Fund
	2011	2010	2011	2010	2011	2010
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$2,833,967	$3,087,073	$5,792,551	$4,784,274	$180,979	$92,215
Net realized gain (loss) on investments	909,982	970,674	561,055	696,527	283,639	241,517
Net change in unrealized appreciation (depreciation) on investments	2,614,834	2,460,242	4,601,909	4,025,937	(36,264)	231,456
Net Increase (Decrease) in net assets resulting from operations	6,358,783	6,517,989	10,955,515	9,506,738	428,354	565,188
From Unit Transactions:
Contributions	16,938,045	20,892,049	25,107,091	29,675,235	5,117,380	3,685,094
Withdrawals	(11,536,864)	(12,410,574)	(15,389,622)	(16,569,519)	(2,748,870)	(859,296)
Net transfers	(5,453,877)	6,265,553	11,651,396	10,918,091	1,758,035	1,347,837
Contract fees	(61,556)	(65,871)	(74,687)	(81,270)	(3,268)	(2,350)
Net Increase (Decrease) from unit transactions	(114,252)	14,681,157	21,294,178	23,942,537	4,123,277	4,171,285
Net Increase (Decrease) in Net Assets	6,244,531	21,199,146	32,249,693	33,449,275	4,551,631	4,736,473
Net Assets:
Beginning of Year	127,992,017	106,792,871	178,977,057	145,527,782	9,990,573	5,254,100
End of Year	$134,236,548	$127,992,017	$211,226,750	$178,977,057	$14,542,204	$9,990,573

The accompanying notes are an integral part of these financial statements.

MUTUAL OF AMERICA SEPARATE ACCOUNT NO. 2
STATEMENTS OF CHANGES IN NET ASSETS
For the Years Ended December 31,

	Investment Company
	2010 Retirement Fund		2015 Retirement Fund		2020 Retirement Fund
	2011	2010	2011	2010	2011	2010
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$183,941	$(76,954)	$624,350	$(309,604)	$686,464	$(326,155)
Net realized gain (loss) on investments	315,260	195,860	615,724	174,731	395,401	171,957
Net change in unrealized appreciation (depreciation) on investments	(242,489)	998,679	(722,648)	4,483,631	(877,929)	5,510,427
Net Increase (Decrease) in net assets resulting from operations	256,712	1,117,585	517,426	4,348,758	203,936	5,356,229
From Unit Transactions:
Contributions	2,786,504	3,648,875	14,942,659	16,675,541	22,689,851	22,506,539
Withdrawals	(1,616,475)	(1,882,865)	(4,612,857)	(2,312,183)	(5,029,724)	(2,628,367)
Net transfers	91,513	310,249	(1,350,491)	5,517,393	2,800,751	1,923,151
Contract fees	(2,331)	(2,101)	(9,142)	(7,884)	(14,668)	(11,564)
Net Increase (Decrease) from unit transactions	1,259,211	2,074,158	8,970,169	19,872,867	20,446,210	21,789,759
Net Increase (Decrease) in Net Assets	1,515,923	3,191,743	9,487,595	24,221,625	20,650,146	27,145,988
Net Assets:
Beginning of Year	13,236,342	10,044,599	51,281,130	27,059,505	56,499,242	29,353,254
End of Year	$14,752,265	$13,236,342	$60,768,725	$51,281,130	$77,149,388	$56,499,242
	Investment Company
	2025 Retirement Fund		2030 Retirement Fund		2035 Retirement Fund
	2011	2010	2011	2010	2011	2010
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$407,203	$(242,080)	$290,621	$(173,620)	$181,227	$(127,855)
Net realized gain (loss) on investments	296,401	155,466	263,776	99,465	249,468	56,908
Net change in unrealized appreciation (depreciation) on investments	(962,714)	5,122,225	(1,076,200)	4,490,945	(1,075,153)	3,764,862
Net Increase (Decrease) in net assets resulting from operations	(259,110)	5,035,611	(521,803)	4,416,790	(644,458)	3,693,915
From Unit Transactions:
Contributions	22,245,674	18,787,890	19,193,490	15,395,895	15,165,705	13,500,862
Withdrawals	(3,087,682)	(2,375,985)	(3,190,382)	(1,691,752)	(3,437,915)	(1,271,080)
Net transfers	1,519,615	3,093,538	769,307	1,015,947	(197,811)	260,644
Contract fees	(15,519)	(11,830)	(15,624)	(11,684)	(16,086)	(12,315)
Net Increase (Decrease) from unit transactions	20,662,088	19,493,613	16,756,791	14,708,406	11,513,893	12,478,111
Net Increase (Decrease) in Net Assets	20,402,978	24,529,224	16,234,988	19,125,196	10,869,435	16,172,026
Net Assets:
Beginning of Year	48,186,545	23,657,321	39,092,573	19,967,377	31,167,298	14,995,272
End of Year	$68,589,523	$48,186,545	$55,327,561	$39,092,573	$42,036,733	$31,167,298

The accompanying notes are an integral part of these financial statements.

MUTUAL OF AMERICA SEPARATE ACCOUNT NO. 2
STATEMENTS OF CHANGES IN NET ASSETS
For the Years Ended December 31,

	Investment Company
	2040 Retirement Fund		2045 Retirement Fund		Conservative Allocation Fund
	2011	2010	2011	2010	2011	2010
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$137,665	$(113,831)	$150,544	$(136,305)	$736,451	$(254,329)
Net realized gain (loss) on investments	319,240	71,732	186,362	590,002	266,751	239,537
Net change in unrealized appreciation (depreciation) on investments	(1,311,354)	3,597,090	(1,503,501)	3,687,834	836,131	2,375,865
Net Increase (Decrease) in net assets resulting from operations	(854,449)	3,554,991	(1,166,595)	4,141,531	1,839,333	2,361,073
From Unit Transactions:
Contributions	14,865,441	12,080,484	20,775,365	15,724,853	9,486,329	8,869,082
Withdrawals	(3,066,701)	(1,833,877)	(4,047,968)	(1,850,447)	(4,153,214)	(2,737,578)
Net transfers	(232,230)	1,129,205	142,042	548,081	2,934,627	3,179,028
Contract fees	(16,222)	(12,346)	(30,817)	(21,622)	(12,075)	(11,309)
Net Increase (Decrease) from unit transactions	11,550,288	11,363,466	16,838,622	14,400,865	8,255,667	9,299,223
Net Increase (Decrease) in Net Assets	10,695,839	14,918,457	15,672,027	18,542,396	10,095,000	11,660,296
Net Assets:
Beginning of Year	28,396,495	13,478,038	33,407,026	14,864,630	35,872,700	24,212,404
End of Year	$39,092,334	$28,396,495	$49,079,053	$33,407,026	$45,967,700	$35,872,700
	Investment Company				Fidelity
	Moderate Allocation Fund		Aggressive Allocation Fund		VIP Equity-Income Fund
	2011	2010	2011	2010	2011	2010
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$1,815,457	$(722,952)	$1,145,390	$(498,370)	$3,239,305	$2,013,196
Net realized gain (loss) on investments	852,593	630,267	369,942	(23,268)	(1,598,634)	(2,886,390)
Net change in unrealized appreciation (depreciation) on investments	1,224,081	12,225,496	(160,294)	14,691,653	(1,298,777)	25,775,774
Net Increase (Decrease) in net assets resulting from operations	3,892,131	12,132,811	1,355,038	14,170,015	341,894	24,902,580
From Unit Transactions:
Contributions	24,431,360	24,839,107	20,232,779	20,003,153	16,749,332	20,103,760
Withdrawals	(12,314,849)	(10,077,857)	(10,235,780)	(8,522,241)	(17,559,494)	(16,878,755)
Net transfers	(1,740,646)	1,519,572	(2,147,574)	(2,534,587)	(8,798,995)	(9,538,056)
Contract fees	(35,792)	(35,189)	(26,749)	(28,509)	(71,023)	(81,242)
Net Increase (Decrease) from unit transactions	10,340,073	16,245,633	7,822,676	8,917,816	(9,680,180)	(6,394,293)
Net Increase (Decrease) in Net Assets	14,232,204	28,378,444	9,177,714	23,087,831	(9,338,286)	18,508,287
Net Assets:
Beginning of Year	119,547,796	91,169,352	106,108,444	83,020,613	198,627,546	180,119,259
End of Year	$133,780,000	$119,547,796	$115,286,158	$106,108,444	$189,289,260	$198,627,546

The accompanying notes are an integral part of these financial statements.

MUTUAL OF AMERICA SEPARATE ACCOUNT NO. 2
STATEMENTS OF CHANGES IN NET ASSETS
For the Years Ended December 31,

	Fidelity
	VIP Asset Manager Fund		VIP Contrafund		VIP Mid Cap Fund
	2011	2010	2011	2010	2011	2010
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$1,335,670	$1,086,185	$731,450	$2,335,135	$(849,316)	$(409,663)
Net realized gain (loss) on investments	1,063,802	344,083	(47,447)	(2,844,177)	2,694,725	192,341
Net change in unrealized appreciation (depreciation) on investments	(6,361,287)	12,509,695	(17,070,395)	72,554,316	(17,179,565)	29,284,157
Net Increase (Decrease) in net assets resulting from operations	(3,961,815)	13,939,963	(16,386,392)	72,045,274	(15,334,156)	29,066,835
From Unit Transactions:
Contributions	14,511,823	16,234,903	44,063,691	52,673,718	20,783,983	22,855,680
Withdrawals	(10,442,792)	(9,945,954)	(42,294,649)	(39,550,053)	(11,218,896)	(9,224,215)
Net transfers	(6,195,648)	(4,135,851)	(25,850,602)	(23,591,788)	(24,903,213)	9,839,812
Contract fees	(48,757)	(53,098)	(61,649)	(68,472)	(3,902)	(3,689)
Net Increase (Decrease) from unit transactions	(2,175,374)	2,100,000	(24,143,209)	(10,536,595)	(15,342,028)	23,467,588
Net Increase (Decrease) in Net Assets	(6,137,189)	16,039,963	(40,529,601)	61,508,679	(30,676,184)	52,534,423
Net Assets:
Beginning of Year	118,882,743	102,842,780	513,574,883	452,066,204	149,106,996	96,572,573
End of Year	$112,745,554	$118,882,743	$473,045,282	$513,574,883	$118,430,812	$149,106,996
	Vanguard				DWS
	VIF Diversified Value Fund		VIF International Fund		Bond Fund
	2011	2010	2011	2010	2011	2010
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$788,364	$1,001,601	$1,012,102	$966,365	$1,382,328	$1,348,856
Net realized gain (loss) on investments	(274,604)	(773,121)	(109,731)	(975,761)	(316,079)	(290,142)
Net change in unrealized appreciation (depreciation) on investments	1,517,372	5,041,799	(24,464,429)	20,138,005	786,517	1,180,351
Net Increase (Decrease) in net assets resulting from operations	2,031,132	5,270,279	(23,562,058)	20,128,609	1,852,766	2,239,065
From Unit Transactions:
Contributions	12,796,509	14,301,735	27,974,912	33,509,628	4,106,422	5,032,713
Withdrawals	(6,616,516)	(5,514,436)	(12,266,849)	(11,233,680)	(3,561,808)	(3,646,101)
Net transfers	2,329,969	(2,734,120)	(11,000,124)	(10,177,606)	(526,574)	(1,049,972)
Contract fees	(5,938)	(5,831)	(3,523)	(3,730)	(22,703)	(25,942)
Net Increase (Decrease) from unit transactions	8,504,024	6,047,348	4,704,416	12,094,612	(4,663)	310,698
Net Increase (Decrease) in Net Assets	10,535,156	11,317,627	(18,857,642)	32,223,221	1,848,103	2,549,763
Net Assets:
Beginning of Year	70,562,370	59,244,743	161,032,460	128,809,239	40,161,297	37,611,534
End of Year	$81,097,526	$70,562,370	$142,174,818	$161,032,460	$42,009,400	$40,161,297

The accompanying notes are an integral part of these financial statements.

MUTUAL OF AMERICA SEPARATE ACCOUNT NO. 2
STATEMENTS OF CHANGES IN NET ASSETS
For the Years Ended December 31,

	DWS				Oppenheimer
	Capital Growth Fund		International Fund		VA Main Street Fund
	2011	2010	2011	2010	2011	2010
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$(351,836)	$117,818	$747,482	$1,303,709	$(14,557)	$25,660
Net realized gain (loss) on investments	3,376,375	1,080,364	(928,151)	(1,351,733)	117,345	(69,207)
Net change in unrealized appreciation (depreciation) on investments	(14,045,112)	28,978,959	(14,980,279)	209,018	(258,128)	2,166,504
Net Increase (Decrease) in net assets resulting from operations	(11,020,573)	30,177,141	(15,160,948)	160,994	(155,340)	2,122,957
From Unit Transactions:
Contributions	10,530,231	13,391,839	6,671,398	9,432,906	3,403,719	3,293,013
Withdrawals	(16,454,792)	(17,922,433)	(8,124,236)	(10,060,854)	(1,646,010)	(1,310,519)
Net transfers	(11,722,841)	(9,295,131)	(10,616,152)	(12,163,679)	(1,352,294)	(276,283)
Contract fees	(24,675)	(27,921)	(8,616)	(10,291)	(1,710)	(1,570)
Net Increase (Decrease) from unit transactions	(17,672,077)	(13,853,646)	(12,077,606)	(12,801,918)	403,705	1,704,641
Net Increase (Decrease) in Net Assets	(28,692,650)	16,323,495	(27,238,554)	(12,640,924)	248,365	3,827,598
Net Assets:
Beginning of Year	220,125,410	203,801,915	96,931,808	109,572,732	16,985,674	13,158,076
End of Year	$191,432,760	$220,125,410	$69,693,254	$96,931,808	$17,234,039	$16,985,674

	American Century		Calvert
	VP Capital Appreciation Fund		VP SRI Balanced Fund
	2011	2010	2011	2010
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$(1,629,376)	$(1,153,784)	$301,339	$455,291
Net realized gain (loss) on investments	7,449,645	1,489,087	(52,688)	(394,405)
Net change in unrealized appreciation (depreciation) on investments	(21,870,405)	50,574,623	2,716,249	8,305,166
Net Increase (Decrease) in net assets resulting from operations	(16,050,136)	50,909,926	2,964,900	8,366,052
From Unit Transactions:
Contributions	22,682,064	22,073,847	8,843,990	10,280,142
Withdrawals	(16,012,317)	(16,476,219)	(6,667,990)	(7,024,987)
Net transfers	(13,425,155)	2,317,057	(2,092,658)	(2,106,897)
Contract fees	(14,045)	(14,318)	(38,665)	(43,157)
Net Increase (Decrease) from unit transactions	(6,769,453)	7,900,367	44,677	1,105,101
Net Increase (Decrease) in Net Assets	(22,819,589)	58,810,293	3,009,577	9,471,153
Net Assets:
Beginning of Year	226,695,810	167,885,517	84,033,625	74,562,472
End of Year	$203,876,221	$226,695,810	$87,043,202	$84,033,625

The accompanying notes are an integral part of these financial statements.

MUTUAL OF AMERICA SEPARATE ACCOUNT NO. 2
NOTES TO FINANCIAL STATEMENTS

1. Significant Accounting Policies and Organization

Separate Account No. 2 of Mutual of America Life Insurance Company ("the Company") was established in conformity with New York Insurance Law and commenced operations on June 4, 1984. On October 31, 1986, Separate Account No. 2 was reorganized into a unit investment trust. Separate Account No. 2 consists of 35 distinct funds. Each invests in shares of one of 23 funds of Mutual of America Investment Corporation (the "Investment Company"): the Money Market, All America, Equity Index, Mid-Cap Equity Index, Mid Cap Value, Small Cap Growth, Small Cap Value, Composite, Bond, Mid-Term Bond, International, Conservative Allocation, Moderate Allocation, Aggressive Allocation (together, these latter three Funds may be referred to as the "Allocation Funds"), Retirement Income, 2010 Retirement, 2015 Retirement, 2020 Retirement, 2025 Retirement, 2030 Retirement, 2035 Retirement, 2040 Retirement and 2045 Retirement (together, these latter nine Funds may be referred to as the "Retirement Funds") Funds; three portfolios of DWS Variable Series I ("DWS"): the Bond VIP, Capital Growth VIP and International VIP Portfolios; the VP Capital Appreciation Fund of American Century Variable Portfolios, Inc. ("American Century"); the Calvert VP SRI Balanced Portfolio of Calvert Variable Series, Inc. ("Calvert"); the Equity-Income, Contrafund, Asset Manager and Mid Cap Portfolios of Fidelity Investments Variable Insurance Products Funds ("Fidelity"); the Diversified Value and International Portfolios of Vanguard Variable Insurance Fund ("Vanguard"); and the Oppenheimer Main Street Fund/VA of Oppenheimer Variable Account Funds ("Oppenheimer").

The Investment Company International and Retirement Funds became available to Separate Account No. 2 as investment alternatives on November 5, 2007.

Separate Account No. 2 was formed by the Company to support the operations of the Company's group and individual variable accumulation annuity contracts ("Contracts"). The assets of Separate Account No. 2 are the property of the Company. The portion of Separate Account No. 2's assets applicable to the Contracts will not be charged with liabilities arising out of any other business the Company may conduct.

The preparation of financial statements in accordance with U.S. generally accepted accounting principles may require management to make estimates and assumptions that affect the reported amounts of assets, liabilities, income, expenses and related disclosures. Actual results, however, may differ from those estimates.

The following is a summary of the significant accounting policies consistently followed by Separate Account No. 2, which are in conformity with U.S. generally accepted accounting principles:

Fair Value — Separate Account No. 2 values its investments at fair value. Fair value is an estimate of the price the Separate Account would receive upon selling a security in an orderly arms-length transaction. Investments are categorized based on a three-level valuation hierarchy for measurement and disclosure of fair value. The valuation hierarchy is based upon the transparency of inputs used to measure fair value. The three levels are as follows:

•	Level 1 — quoted prices in active markets for identical securities.
•	Level 2 — other significant observable inputs (including yield, quality, coupon rate, maturity, issue type, quoted prices for similar securities, prepayment speeds, trading characteristics, etc.).
•	Level 3 — significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments).

MUTUAL OF AMERICA SEPARATE ACCOUNT NO. 2
NOTES TO FINANCIAL STATEMENTS (Continued)

1. Significant Accounting Policies and Organization (Continued)

As of December 31, 2010, management determined that the fair value inputs for all of Separate Account No. 2 investments, which consist solely of investments in mutual funds registered with the Securities and Exchange Commission, were considered Level 1. The inputs used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used to value Separate Account No. 2's net assets as of December 31, 2011, by fair value input hierarchy:

Fund	Level 1 — Quoted Prices	Level 2 — Significant Observable Inputs	Level 3 — Significant Unobservable Inputs	Total
Investments at Market Value:
Investment Company Funds:
Equity Index Fund	$309,366,191	—	—	$309,366,191
All America Fund	$191,690,612	—	—	$191,690,612
Small Cap Value Fund	$150,134,886	—	—	$150,134,886
Small Cap Growth Fund	$162,404,164	—	—	$162,404,164
Mid Cap Value Fund	$28,263,405	—	—	$28,263,405
Mid-Cap Equity Index Fund	$240,659,268	—	—	$240,659,268
Composite Fund	$139,533,890	—	—	$139,533,890
International Fund	$9,153,198	—	—	$9,153,198
Money Market Fund	$70,239,120	—	—	$70,239,120
Mid-Term Bond Fund	$134,346,389	—	—	$134,346,389
Bond Fund	$210,887,113	—	—	$210,887,113
Retirement Income Fund	$14,494,633	—	—	$14,494,633
2010 Retirement Fund	$14,734,357	—	—	$14,734,357
2015 Retirement Fund	$60,661,925	—	—	$60,661,925
2020 Retirement Fund	$77,005,297	—	—	$77,005,297
2025 Retirement Fund	$68,509,862	—	—	$68,509,862
2030 Retirement Fund	$55,246,065	—	—	$55,246,065
2035 Retirement Fund	$41,944,545	—	—	$41,944,545
2040 Retirement Fund	$39,022,828	—	—	$39,022,828
2045 Retirement Fund	$48,977,215	—	—	$48,977,215
Conservative Allocation Fund	$45,908,459	—	—	$45,908,459
Moderate Allocation Fund	$133,741,570	—	—	$133,741,570
Aggressive Allocation Fund	$115,238,935	—	—	$115,238,935
Fidelity Portfolios:
Equity-Income — "Initial" Class	$189,352,069	—	—	$189,352,069
Asset Manager Fund — "Initial" Class	$112,822,195	—	—	$112,822,195
Contrafund — "Initial" Class	$473,389,047	—	—	$473,389,047
Mid Cap Fund — "Initial" Class	$118,487,825	—	—	$118,487,825
Vanguard Portfolios:
Diversified Value	$81,037,515	—	—	$81,037,515
International	$142,224,849	—	—	$142,224,849

MUTUAL OF AMERICA SEPARATE ACCOUNT NO. 2
NOTES TO FINANCIAL STATEMENTS (Continued)

1. Significant Accounting Policies and Organization (Continued)

Fund	Level 1 — Quoted Prices	Level 2 — Significant Observable Inputs	Level 3 — Significant Unobservable Inputs	Total
DWS Portfolios:
Bond VIP Fund — Class "A"	$41,991,314	—	—	$41,991,314
Capital Growth VIP Fund — Class "A"	$191,533,690	—	—	$191,533,690
International VIP Fund — Class "A"	$69,736,693	—	—	$69,736,693
Oppenheimer Main Street Fund/VA	$17,232,572	—	—	$17,232,572
American Century VP Capital Appreciation Fund	$204,040,328	—	—	$204,040,328
Calvert VP SRI Balanced Portfolio	$87,062,588	—	—	$87,062,588

During 2011, there were no transfers of securities between Level 1, Level 2 and Level 3.

In January 2010, the Financial Accounting Standards Board issued Accounting Standards Update ("ASU") No. 2010-06, "Improving Disclosures About Fair Value Measurements." The ASU clarifies existing disclosure and requires additional disclosure regarding fair value measurements. The above disclosures reflect the requirements of ASU 2010-06.

In May 2011, the FASB issued ASU No. 2011-04, "Fair Value Measurements (Topic 820) — Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs" ("ASU No. 2011-04"). ASU No. 2011-04 requires additional disclosures regarding fair value measurements in financial statements of interim and annual periods beginning after December 15, 2011. Management is currently evaluating the impact ASU No. 2011-04 will have on the Company's financial statement disclosures.

Investment Valuation — Investments are made in shares of the Investment Company, DWS, American Century, Calvert, Fidelity, Vanguard and Oppenheimer ("Underlying Funds") and are valued at the reported net asset values of the respective funds or portfolios.

Investment Income — Dividend distributions made by the Underlying Funds, representing a distribution of their accumulated income are recognized as investment income while distributions of capital gains are recognized as realized gains from distributions. All dividend distributions are recognized on the ex-dividend dates of each Underlying Fund by each Fund of Separate Account No. 2 and are immediately fully reinvested in additional shares of the Underlying Funds at their respective ex-dividend net asset values. As such, the ultimate effect of the dividends paid to the Funds of Separate Account No. 2 have no impact on their respective unit values.

Investment Transactions — Investment transactions are recorded on the trade date. Realized gains and losses on sales of investments are determined based on the average cost of the investment sold.

Federal Income Taxes — Separate Account No. 2 is treated as a part of the Company and not taxed separately as a "regulated investment company" under existing law. The Company is taxed as a life insurance company under the life insurance tax provisions of the Internal Revenue Code. No provision for income taxes is required in the accompanying financial statements.

MUTUAL OF AMERICA SEPARATE ACCOUNT NO. 2
NOTES TO FINANCIAL STATEMENTS (Continued)

2. Investments

The number of shares owned by Separate Account No. 2 (rounded to the nearest share) and their respective net asset values (rounded to the nearest cent) per share at December 31, 2011 were as follows:

	Number of Shares	Net Asset Value
Investment Company Funds:
Equity Index Fund	149,638,917	$2.07
All America Fund	119,091,192	1.61
Small Cap Value Fund	128,553,239	1.17
Small Cap Growth Fund	139,587,835	1.16
Mid Cap Value Fund	25,428,988	1.11
Mid-Cap Equity Index Fund	167,730,067	1.43
Composite Fund	94,852,165	1.47
International Fund	15,278,910	0.60
Money Market Fund	58,409,891	1.20
Mid-Term Bond Fund	126,776,681	1.06
Bond Fund	151,837,506	1.39
Retirement Income Fund	13,853,811	1.05
2010 Retirement Fund	15,242,023	0.97
2015 Retirement Fund	65,205,370	0.93
2020 Retirement Fund	85,500,736	0.90
2025 Retirement Fund	77,069,597	0.89
2030 Retirement Fund	62,630,303	0.88
2035 Retirement Fund	48,707,765	0.86
2040 Retirement Fund	45,779,519	0.85
2045 Retirement Fund	57,724,361	0.85
Conservative Allocation Fund	41,408,476	1.11
Moderate Allocation Fund	113,387,494	1.18
Aggressive Allocation Fund	92,906,678	1.24
Fidelity Portfolios:
Equity-Income — "Initial" Class	10,131,197	18.69
Asset Manager Fund — "Initial" Class	8,175,521	13.80
Contrafund — "Initial" Class	20,564,251	23.02
Mid Cap Fund — "Initial" Class	4,074,547	29.08
Vanguard Portfolios:
Diversified Value	6,446,899	12.57
International	9,128,681	15.58
DWS Portfolios:
Bond VIP Fund — Class "A"	7,341,139	5.72
Capital Growth VIP Fund — Class "A"	10,308,595	18.58
International VIP Fund — Class "A"	10,346,690	6.74
Oppenheimer Main Street Fund/VA	832,089	20.71
American Century VP Capital Appreciation Fund	15,434,215	13.22
Calvert VP SRI Balanced Portfolio	49,778,495	1.75

MUTUAL OF AMERICA SEPARATE ACCOUNT NO. 2
NOTES TO FINANCIAL STATEMENTS (Continued)

2. Investments (Continued)

The cost of investment purchases and proceeds from sales of investments for the year ended December 31, 2011 were as follows:

	Equity Index Fund	All America Fund	Small Cap Value Fund	Small Cap Growth Fund	Mid Cap Value Fund
Cost of investment purchases	$12,718,711	$5,033,115	$7,011,624	$15,996,725	$3,613,273
Proceeds from sales of investments	$30,608,958	$20,532,656	$11,592,360	$14,759,149	$2,905,314
	Mid-Cap Equity Index Fund	Composite Fund	International Fund	Money Market Fund	Mid-Term Bond Fund
Cost of investment purchases	$32,978,052	$6,519,870	$2,840,930	$6,825,527	$12,715,156
Proceeds from sales of investments	$24,871,617	$15,368,511	$1,765,205	$12,924,747	$13,722,053
	Bond Fund	Retirement Income Fund	2010 Retirement Fund	2015 Retirement Fund	2020 Retirement Fund
Cost of investment purchases	$34,975,965	$7,626,972	$4,539,336	$13,545,456	$23,137,822
Proceeds from sales of investments	$16,199,544	$3,636,148	$3,439,720	$5,218,593	$3,394,322
	2025 Retirement Fund	2030 Retirement Fund	2035 Retirement Fund	2040 Retirement Fund	2045 Retirement Fund
Cost of investment purchases	$21,464,634	$17,223,368	$12,081,190	$12,342,965	$16,956,830
Proceeds from sales of investments	$1,204,887	$1,024,482	$999,689	$1,178,779	$539,655
	Conservative Allocation Fund	Moderate Allocation Fund	Aggressive Allocation Fund	Fidelity VIP Equity- Income	Fidelity VIP Asset Manager Fund
Cost of investment purchases	$11,236,170	$15,485,451	$10,341,500	$4,646,106	$5,805,293
Proceeds from sales of investments	$3,427,278	$6,426,663	$3,802,542	$15,898,405	$8,855,063
	Fidelity VIP Contrafund	Fidelity VIP Mid Cap Fund	Vanguard VIF Diversified Value Fund	Vanguard VIF International Fund	DWS Bond Fund
Cost of investment purchases	$8,332,064	$7,276,342	$12,064,501	$10,571,311	$3,128,294
Proceeds from sales of investments	$36,066,446	$23,440,739	$4,376,699	$7,186,921	$3,489,310
	DWS Capital Growth Fund	DWS International Fund	Oppenheimer VA Main Street Fund	American Century VP Capital Appreciation Fund	Calvert VP SRI Balanced Fund
Cost of investment purchases	$1,389,141	$460,122	$2,608,612	$21,906,429	$4,183,186
Proceeds from sales of investments	$20,677,453	$13,329,069	$2,336,663	$30,192,413	$4,748,651

MUTUAL OF AMERICA SEPARATE ACCOUNT NO. 2
NOTES TO FINANCIAL STATEMENTS (Continued)

3. Expenses

The following charges are made by the Company from the value of net assets of the funds represented by Standard Units:

Administrative Charges — In connection with its administrative functions, the Company deducted daily, at an annual rate of .40% through July 31, 2010, an amount from the value of the net assets of all funds, except the American Century VP Capital Appreciation Fund for which the annual rate was .15% and, each Fidelity fund, for which the annual rate was .30%. Effective August 1, 2010, the Company deducts administrative expenses at an annual rate of .50% (except for American Century for which the rate is .25% and each Fidelity fund, for which the rate is .40%). The effective rate of administrative expense charged during all of 2010 was .44% (except for the VP Capital Appreciation Fund, which charged .19%, and for each Fidelity fund which charged .34%). The lower charges for the American Century and Fidelity funds are due to reimbursements received from affiliates of American Century Variable Portfolios, Inc. and Fidelity.

Distribution Expense Charge — As principal underwriter, the Company performs all distribution and sales functions and bears all distribution and sales expenses relative to the Contracts. For providing these services, the Company deducted daily, at an annual rate of .35% through July 31, 2010, an amount from the value of the net assets of each fund to cover such expenses. Effective August 1, 2010, the Company deducts a distribution expense charge at an annual rate of .50%. The effective rate of the distribution expense charged during all of 2010 was .42%.

Expense Risk Charge — For assuming expense risks under the Contracts, the Company deducted daily, at an annual rate of .15% through July 31, 2010, an amount from the value of the net assets of each fund. Effective August 1, 2010, the Company deducts an expense risk charge at an annual rate of .20%. The effective rate of expense risk charged during all of 2010 was .17%.

Effective July 1, 2005, the Total Separate Account Annual Expenses outlined above were reduced to .50% (.25% for the American Century Capital Appreciation Fund and .40% for the Fidelity VIP Funds) for Participants in plans with assets in the Separate Account of at least $2 million (measured on the last day of each calendar quarter for eligibility in the following quarter), where the employer is using Hotline Plus. Those participants were issued Reduced Fee Units in the Separate Account.

Effective August 1, 2010, participants that remained qualified to receive Reduced Fee Units but with assets in plans in the Separate Account of less than $5 million were issued Tier 2 Reduced Fee Units in the Separate Account. Accordingly, Total Separate Account Expenses for Reduced Fee Tier 2 units were increased to .60% (.35% for the American Century Capital Appreciation Fund and .50% for the Fidelity VIP Funds). The effective rate of the total separate account expense charged during the year ended December 31, 2010 was .54% (.29% for the American Century Capital Appreciation Fund and .44% for the Fidelity VIP Funds).

Also effective August 1, 2010, participants that remained qualified to receive Reduced Fee Units but with assets in plans in the Separate Account of $5 million or greater were issued Tier 1 Reduced Fee Units in the Separate Account. Total Separate Account Expenses for Tier I Reduced Fee units remained .50% (.25% for the American Century Capital Appreciation Fund and .40% for the Fidelity VIP Funds).

A deduction of $2.00 may be made at the end of each month from a participant's account, except that such charge shall not exceed 1/12 of 1% of the balance in such account in any month. This charge is reflected as a unit transaction in the accompanying financial statements under "Contract fees".

MUTUAL OF AMERICA SEPARATE ACCOUNT NO. 2
NOTES TO FINANCIAL STATEMENTS (Continued)

4. Financial Highlights

Tier 1 Reduced Fee Units*

	Investment Company
	Equity Index Fund			All America Fund			Small Cap Value Fund
Selected Per Unit and Supplementary Data:	2011	2010(1)		2011	2010(1)		2011	2010(1)
Unit value, beginning of year/period	$3.23	$2.82		$9.72	$8.37		$1.41	$1.20
Unit value, end of year/period	$3.28	$3.23		$9.69	$9.72		$1.37	$1.41
Units outstanding (000's), beginning of year/period	18,116	—		3,693	—		18,868	—
Units Issued (000's)	7,514	19,370		943	4,030		8,331	21,345
Units Redeemed (000's)	(6,447)	(1,254)		(979)	(337)		(6,776)	(2,477)
Units Outstanding (000's), end of year/period	19,183	18,116		3,657	3,693		20,423	18,868
Net Assets (000's), end of year/period	$62,874	$58,578		$35,455	$35,899		$27,969	$26,625
Expense Ratio (A)	0.50%	0.50	%(D)	0.50%	0.50	%(D)	0.50%	0.50	%(D)
Investment Income Ratio (B)	1.97%	1.76	%(E)	2.37%	1.29	%(E)	0.92%	1.13	%(E)
Total Return (C)	1.36%	14.76%		-0.27%	16.08%		-2.95%	17.28%
	Investment Company
	Small Cap Growth Fund			Mid Cap Value Fund			Mid-Cap Equity Index Fund
Selected Per Unit and Supplementary Data:	2011	2010(1)		2011	2010(1)		2011	2010(1)
Unit value, beginning of year/period	$1.38	$1.11		$1.22	$1.07		$2.31	$1.93
Unit value, end of year/period	$1.34	$1.38		$1.19	$1.22		$2.26	$2.31
Units outstanding (000's), beginning of year/period	19,920	—		3,722	—		17,743	—
Units Issued (000's)	10,918	21,710		2,417	4,198		9,791	19,325
Units Redeemed (000's)	(8,950)	(1,790)		(1,851)	(476)		(7,897)	(1,582)
Units Outstanding (000's), end of year/period	21,888	19,920		4,288	3,722		19,637	17,743
Net Assets (000's), end of year/period	$29,401	$27,520		$5,096	$4,541		$44,286	$41,036
Expense Ratio (A)	0.50%	0.50	%(D)	0.50%	0.50	%(D)	0.50%	0.50	%(D)
Investment Income Ratio (B)	—	—		1.18%	1.31	%(E)	1.15%	1.09	%(E)
Total Return (C)	-2.77%	23.98%		-2.61%	14.32%		-2.49%	19.73%

*  Includes 401(k) and 401(k) SIMPLE Plans.

(1)  For the Period August 1, 2010 (Initial Offering Date of Units) to December 31, 2010.

(A)  This ratio represents the annualized Contract expenses of the Separate Account, consisting primarily of administrative, distribution and expense risk charges, for each period indicated. The ratio includes only those expenses that result in a direct reduction to unit values (commonly referred to as Separate Account asset-based charges). Charges made directly to participant accounts through the redemption of units and expenses of the underlying fund are excluded.

(B)  This amount represents the dividends, excluding distributions of capital gains, received by the Separate Account fund from the underlying fund, net of the underlying fund's net management fees and expenses, divided by the average net assets of the Separate Account fund. This ratio excludes those expenses, such as Separate Account asset-based charges, that result in direct reductions in the unit values. The recognition of investment income by the Separate Account fund is affected by the timing of the declaration of dividends by the underlying fund in which the Separate Account fund invests.

(C)  The total return is calculated for each period indicated or from the effective date through the end of the reporting period. It includes changes in the value of the underlying fund, and reflects deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units (such as the contingent $2 monthly service charge); inclusion of these expenses in the calculation would result in a reduction in the total return presented.

(D)  Annualized.

(E)  Not annualized.

MUTUAL OF AMERICA SEPARATE ACCOUNT NO. 2
NOTES TO FINANCIAL STATEMENTS (Continued)

4. Financial Highlights (Continued)

	Investment Company
	Composite Fund			International Fund			Money Market Fund
Selected Per Unit and Supplementary Data:	2011	2010(1)		2011	2010(1)		2011	2010(1)
Unit value, beginning of year/period	$6.49	$5.99		$0.78	$0.69		$2.59	$2.60
Unit value, end of year/period	$6.65	$6.49		$0.68	$0.78		$2.57	$2.59
Units outstanding (000's), beginning of year/period	3,856	—		1,800	—		4,745	—
Units Issued (000's)	1,151	4,161		2,298	2,068		3,091	5,220
Units Redeemed (000's)	(1,256)	(305)		(1,265)	(268)		(2,368)	(475)
Units Outstanding (000's), end of year/period	3,751	3,856		2,833	1,800		5,468	4,745
Net Assets (000's), end of year/period	$24,930	$25,047		$1,914	$1,398		$14,067	$12,290
Expense Ratio (A)	0.50%	0.50	%(D)	0.50%	0.50	%(D)	0.50%	0.50	%(D)
Investment Income Ratio (B)	4.39%	2.51	%(E)	3.04%	3.70	%(E)	—	—
Total Return (C)	2.32%	8.48%		-13.04%	12.87%		-0.68%	-0.26%
	Investment Company
	Mid-Term Bond Fund			Bond Fund			Retirement Income Fund
Selected Per Unit and Supplementary Data:	2011	2010(1)		2011	2010(1)		2011	2010(1)
Unit value, beginning of year/period	$2.23	$2.23		$5.47	$5.46		$1.13	$1.09
Unit value, end of year/period	$2.36	$2.23		$5.84	$5.47		$1.18	$1.13
Units outstanding (000's), beginning of year/period	10,249	—		5,497	—		1,767	—
Units Issued (000's)	5,304	11,301		3,892	6,070		1,306	1,875
Units Redeemed (000's)	(3,858)	(1,052)		(2,330)	(573)		(637)	(108)
Units Outstanding (000's), end of year/period	11,695	10,249		7,059	5,497		2,436	1,767
Net Assets (000's), end of year/period	$27,605	$22,866		$41,256	$30,095		$2,865	$1,995
Expense Ratio (A)	0.50%	0.50	%(D)	0.50%	0.50	%(D)	0.50%	0.50	%(D)
Investment Income Ratio (B)	3.20%	3.45	%(E)	4.09%	3.75	%(E)	2.47%	2.10	%(E)
Total Return (C)	5.79%	-0.06%		6.75%	0.26%		4.20%	3.85%

*  Includes 401(k) and 401(k) SIMPLE Plans.

(1)  For the Period August 1, 2010 (Initial Offering Date of Units) to December 31, 2010.

(A)  This ratio represents the annualized Contract expenses of the Separate Account, consisting primarily of administrative, distribution and expense risk charges, for each period indicated. The ratio includes only those expenses that result in a direct reduction to unit values (commonly referred to as Separate Account asset-based charges). Charges made directly to participant accounts through the redemption of units and expenses of the underlying fund are excluded.

(B)  This amount represents the dividends, excluding distributions of capital gains, received by the Separate Account fund from the underlying fund, net of the underlying fund's net management fees and expenses, divided by the average net assets of the Separate Account fund. This ratio excludes those expenses, such as Separate Account asset-based charges, that result in direct reductions in the unit values. The recognition of investment income by the Separate Account fund is affected by the timing of the declaration of dividends by the underlying fund in which the Separate Account fund invests.

(C)  The total return is calculated for each period indicated or from the effective date through the end of the reporting period. It includes changes in the value of the underlying fund, and reflects deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units (such as the contingent $2 monthly service charge); inclusion of these expenses in the calculation would result in a reduction in the total return presented.

(D)  Annualized.

(E)  Not annualized.

MUTUAL OF AMERICA SEPARATE ACCOUNT NO. 2
NOTES TO FINANCIAL STATEMENTS (Continued)

4. Financial Highlights (Continued)

	Investment Company
	2010 Retirement Fund			2015 Retirement Fund			2020 Retirement Fund
Selected Per Unit and Supplementary Data:	2011	2010(1)		2011	2010(1)		2011	2010(1)
Unit value, beginning of year/period	$1.06	$1.00		$1.03	$0.95		$1.00	$0.91
Unit value, end of year/period	$1.09	$1.06		$1.04	$1.03		$1.01	$1.00
Units outstanding (000's), beginning of year/period	3,147	—		9,225	—		12,436	—
Units Issued (000's)	1,839	3,275		6,478	9,799		10,833	13,359
Units Redeemed (000's)	(852)	(128)		(3,323)	(574)		(3,674)	(923)
Units Outstanding (000's), end of year/period	4,134	3,147		12,380	9,225		19,595	12,436
Net Assets (000's), end of year/period	$4,508	$3,346		$12,918	$9,476		$19,727	$12,390
Expense Ratio (A)	0.50%	0.50	%(D)	0.50%	0.50	%(D)	0.50%	0.50	%(D)
Investment Income Ratio (B)	2.14%	0.16	%(E)	2.03%	0.11	%(E)	1.89%	0.07	%(E)
Total Return (C)	2.56%	6.84%		1.58%	8.32%		1.05%	10.04%
	Investment Company
	2025 Retirement Fund			2030 Retirement Fund			2035 Retirement Fund
Selected Per Unit and Supplementary Data:	2011	2010(1)		2011	2010(1)		2011	2010(1)
Unit value, beginning of year/period	$0.99	$0.88		$0.99	$0.87		$0.97	$0.85
Unit value, end of year/period	$0.99	$0.99		$0.98	$0.99		$0.96	$0.97
Units outstanding (000's), beginning of year/period	9,411	—		7,037	—		6,773	—
Units Issued (000's)	9,109	9,939		9,047	7,490		6,618	7,080
Units Redeemed (000's)	(3,155)	(528)		(2,916)	(453)		(3,088)	(307)
Units Outstanding (000's), end of year/period	15,365	9,411		13,168	7,037		10,303	6,773
Net Assets (000's), end of year/period	$15,199	$9,278		$12,934	$6,932		$9,856	$6,554
Expense Ratio (A)	0.50%	0.50	%(D)	0.50%	0.50	%(D)	0.50%	0.50	%(D)
Investment Income Ratio (B)	1.61%	0.17	%(E)	1.51%	0.23	%(E)	1.39%	0.26	%(E)
Total Return (C)	0.33%	12.00%		-0.29%	13.19%		-1.13%	14.48%

*  Includes 401(k) and 401(k) SIMPLE Plans.

(1)  For the Period August 1, 2010 (Initial Offering Date of Units) to December 31, 2010.

(A)  This ratio represents the annualized Contract expenses of the Separate Account, consisting primarily of administrative, distribution and expense risk charges, for each period indicated. The ratio includes only those expenses that result in a direct reduction to unit values (commonly referred to as Separate Account asset-based charges). Charges made directly to participant accounts through the redemption of units and expenses of the underlying fund are excluded.

(B)  This amount represents the dividends, excluding distributions of capital gains, received by the Separate Account fund from the underlying fund, net of the underlying fund's net management fees and expenses, divided by the average net assets of the Separate Account fund. This ratio excludes those expenses, such as Separate Account asset-based charges, that result in direct reductions in the unit values. The recognition of investment income by the Separate Account fund is affected by the timing of the declaration of dividends by the underlying fund in which the Separate Account fund invests.

(C)  The total return is calculated for each period indicated or from the effective date through the end of the reporting period. It includes changes in the value of the underlying fund, and reflects deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units (such as the contingent $2 monthly service charge); inclusion of these expenses in the calculation would result in a reduction in the total return presented.

(D)  Annualized.

(E)  Not annualized.

MUTUAL OF AMERICA SEPARATE ACCOUNT NO. 2
NOTES TO FINANCIAL STATEMENTS (Continued)

4. Financial Highlights (Continued)

	Investment Company
	2040 Retirement Fund			2045 Retirement Fund			Conservative Allocation Fund
Selected Per Unit and Supplementary Data:	2011	2010(1)		2011	2010(1)		2011		2010(1)
Unit value, beginning of year/period	$0.97	$0.84		$0.96	$0.83		$1.39		$1.35
Unit value, end of year/period	$0.95	$0.97		$0.94	$0.96		$1.47		$1.39
Units outstanding (000's), beginning of year/period	5,981	—		6,396	—		4,383		—
Units Issued (000's)	5,782	6,495		8,654	6,656		3,756		4,822
Units Redeemed (000's)	(2,789)	(514)		(3,379)	(260)		(2,044)		(439)
Units Outstanding (000's), end of year/period	8,974	5,981		11,671	6,396		6,095		4,383
Net Assets (000's), end of year/period	$8,511	$5,773		$10,978	$6,135		$8,949		$6,115
Expense Ratio (A)	0.50%	0.50	%(D)	0.50%	0.50	%(D)	0.50%		0.50	%(D)
Investment Income Ratio (B)	1.31%	0.27	%(E)	1.25%	0.24	%(E)	2.79%		—
Total Return (C)	-1.74%	15.04%		-1.94%	15.21%		5.25%		3.72%
	Investment Company						Fidelity
	Moderate Allocation Fund			Aggressive Allocation Fund			VIP Equity-Income Fund
Selected Per Unit and Supplementary Data:	2011	2010(1)		2011	2010(1)		2011		2010(1)
Unit value, beginning of year/period	$1.54	$1.42		$1.65	$1.46		$41.62		$36.34
Unit value, end of year/period	$1.59	$1.54		$1.68	$1.65		$41.86		$41.62
Units outstanding (000's), beginning of year/period	13,906	—		10,681	—		892		—
Units Issued (000's)	6,879	14,670		5,652	11,191		351		960
Units Redeemed (000's)	(4,404)	(764)		(2,922)	(510)		(290)		(68)
Units Outstanding (000's), end of year/period	16,381	13,906		13,411	10,681		953		892
Net Assets (000's), end of year/period	$26,116	$21,386		$22,503	$17,607		$39,883		$37,142
Expense Ratio (A)	0.50%	0.50	%(D)	0.50%	0.50	%(D)	0.40	%(F)	0.40	%(D)(F)
Investment Income Ratio (B)	2.35%	0.15	%(E)	1.94%	0.31	%(E)	2.46%		1.87	%(E)
Total Return (C)	3.66%	8.16%		1.79%	12.70%		0.57%		14.54%

*  Includes 401(k) and 401(k) SIMPLE Plans.

(1)  For the Period August 1, 2010 (Initial Offering Date of Units) to December 31, 2010.

(A)  This ratio represents the annualized Contract expenses of the Separate Account, consisting primarily of administrative, distribution and expense risk charges, for each period indicated. The ratio includes only those expenses that result in a direct reduction to unit values (commonly referred to as Separate Account asset-based charges). Charges made directly to participant accounts through the redemption of units and expenses of the underlying fund are excluded.

(B)  This amount represents the dividends, excluding distributions of capital gains, received by the Separate Account fund from the underlying fund, net of the underlying fund's net management fees and expenses, divided by the average net assets of the Separate Account fund. This ratio excludes those expenses, such as Separate Account asset-based charges, that result in direct reductions in the unit values. The recognition of investment income by the Separate Account fund is affected by the timing of the declaration of dividends by the underlying fund in which the Separate Account fund invests.

(C)  The total return is calculated for each period indicated or from the effective date through the end of the reporting period. It includes changes in the value of the underlying fund, and reflects deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units (such as the contingent $2 monthly service charge); inclusion of these expenses in the calculation would result in a reduction in the total return presented.

(D)  Annualized.

(E)  Not annualized.

(F)  Absent reimbursement by Fidelity, the annualized expense ratio would have been 0.50%.

MUTUAL OF AMERICA SEPARATE ACCOUNT NO. 2
NOTES TO FINANCIAL STATEMENTS (Continued)

4. Financial Highlights (Continued)

	Fidelity
	VIP Asset Manager Fund				VIP Contrafund				VIP Mid CapFund
Selected Per Unit and Supplementary Data:	2011		2010(1)		2011		2010(1)		2011		2010(1)
Unit value, beginning of year/period	$35.03		$31.61		$46.50		$39.87		$48.91		$40.25
Unit value, end of year/period	$34.00		$35.03		$45.15		$46.50		$43.55		$48.91
Units outstanding (000's), beginning of year/period	632		—		1,939		—		455		—
Units Issued (000's)	292		671		758		2,099		292		508
Units Redeemed (000's)	(203)		(39)		(600)		(160)		(240)		(53)
Units Outstanding (000's), end of year/period	721		632		2,097		1,939		507		455
Net Assets (000's), end of year/period	$24,524		$22,133		$94,658		$90,159		$22,097		$22,258
Expense Ratio (A)	0.40	%(F)	0.40	%(D)(F)	0.40	%(F)	0.40	%(D)(F)	0.40	%(F)	0.40	%(D)(F)
Investment Income Ratio (B)	1.95%		1.76	%(E)	0.99%		1.27	%(E)	0.24%		0.42	%(E)
Total Return (C)	-2.95%		10.83%		-2.91%		16.62%		-10.97%		21.53%
	Vanguard								DWS
	VIF Diversified Value Fund				VIF International Fund				Bond Fund
Selected Per Unit and Supplementary Data:	2011		2010(1)		2011		2010(1)		2011		2010(1)
Unit value, beginning of year/period	$15.30		$13.71		$22.88		$19.64		$17.96		$17.87
Unit value, end of year/period	$15.82		$15.30		$19.69		$22.88		$18.88		$17.96
Units outstanding (000's), beginning of year/period	753		—		1,216		—		414		—
Units Issued (000's)	542		848		782		1,297		181		465
Units Redeemed (000's)	(307)		(95)		(509)		(81)		(129)		(51)
Units Outstanding (000's), end of year/period	988		753		1,489		1,216		466		414
Net Assets (000's), end of year/period	$15,627		$11,522		$29,311		$27,833		$8,802		$7,431
Expense Ratio (A)	0.50%		0.50	%(D)	0.50%		0.50	%(D)	0.50%		0.50	%(D)
Investment Income Ratio (B)	1.96%		2.45	%(E)	1.55%		1.58	%(E)	4.33%		4.25	%(E)
Total Return (C)	3.40%		11.65%		-13.97%		16.55%		5.15%		0.50%

*  Includes 401(k) and 401(k) SIMPLE Plans.

(1)  For the Period August 1, 2010 (Initial Offering Date of Units) to December 31, 2010.

(A)  This ratio represents the annualized Contract expenses of the Separate Account, consisting primarily of administrative, distribution and expense risk charges, for each period indicated. The ratio includes only those expenses that result in a direct reduction to unit values (commonly referred to as Separate Account asset-based charges). Charges made directly to participant accounts through the redemption of units and expenses of the underlying fund are excluded.

(B)  This amount represents the dividends, excluding distributions of capital gains, received by the Separate Account fund from the underlying fund, net of the underlying fund's net management fees and expenses, divided by the average net assets of the Separate Account fund. This ratio excludes those expenses, such as Separate Account asset-based charges, that result in direct reductions in the unit values. The recognition of investment income by the Separate Account fund is affected by the timing of the declaration of dividends by the underlying fund in which the Separate Account fund invests.

(C)  The total return is calculated for each period indicated or from the effective date through the end of the reporting period. It includes changes in the value of the underlying fund, and reflects deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units (such as the contingent $2 monthly service charge); inclusion of these expenses in the calculation would result in a reduction in the total return presented.

(D)  Annualized.

(E)  Not annualized.

(F)  Absent reimbursement by Fidelity, the annualized expense ratio would have been 0.50%.

MUTUAL OF AMERICA SEPARATE ACCOUNT NO. 2
NOTES TO FINANCIAL STATEMENTS (Continued)

4. Financial Highlights (Continued)

	DWS						Oppenheimer
	Capital Growth Fund			International Fund			VA Main Street Fund
Selected Per Unit and Supplementary Data:	2011	2010(1)		2011	2010(1)		2011	2010(1)
Unit value, beginning of year/period	$41.49	$35.02		$18.50	$16.72		$23.33	$20.22
Unit value, end of year/period	$39.43	$41.49		$15.34	$18.50		$23.21	$23.33
Units outstanding (000's), beginning of year/period	1,012	—		890	—		148	—
Units Issued (000's)	275	1,096		295	1,004		76	160
Units Redeemed (000's)	(308)	(84)		(344)	(114)		(56)	(12)
Units Outstanding (000's), end of year/period	979	1,012		841	890		168	148
Net Assets (000's), end of year/period	$38,605	$41,997		$12,907	$16,473		$3,890	$3,451
Expense Ratio (A)	0.50%	0.50	%(D)	0.50%	0.50	%(D)	0.50%	0.50	%(D)
Investment Income Ratio (B)	0.78%	0.92	%(E)	1.81%	2.20	%(E)	0.83%	1.03	%(E)
Total Return (C)	-4.95%	18.48%		-17.09%	10.70%		-0.51%	15.37%

	American Century VP				Calvert
	Capital Appreciation Fund				VP SRI Balanced Fund
Selected Per Unit and Supplementary Data:	2011		2010(1)		2011	2010(1)
Unit value, beginning of year/period	$26.73		$21.35		$3.63	$3.31
Unit value, end of year/period	$24.93		$26.73		$3.78	$3.63
Units outstanding (000's), beginning of year/period	1,410		—		2,976	—
Units Issued (000's)	710		1,561		1,935	3,163
Units Redeemed (000's)	(667)		(151)		(919)	(187)
Units Outstanding (000's), end of year/period	1,453		1,410		3,992	2,976
Net Assets (000's), end of year/period	$36,230		$37,698		$15,076	$10,803
Expense Ratio (A)	0.25	%(F)	0.25	%(D)(F)	0.50%	0.50	%(D)
Investment Income Ratio (B)	—		—		1.33%	1.47	%(E)
Total Return (C)	-6.74%		25.22%		4.04%	9.64%

*  Includes 401(k) and 401(k) SIMPLE Plans.

(1)  For the Period August 1, 2010 (Initial Offering Date of Units) to December 31, 2010.

(A)  This ratio represents the annualized Contract expenses of the Separate Account, consisting primarily of administrative, distribution and expense risk charges, for each period indicated. The ratio includes only those expenses that result in a direct reduction to unit values (commonly referred to as Separate Account asset-based charges). Charges made directly to participant accounts through the redemption of units and expenses of the underlying fund are excluded.

(B)  This amount represents the dividends, excluding distributions of capital gains, received by the Separate Account fund from the underlying fund, net of the underlying fund's net management fees and expenses, divided by the average net assets of the Separate Account fund. This ratio excludes those expenses, such as Separate Account asset-based charges, that result in direct reductions in the unit values. The recognition of investment income by the Separate Account fund is affected by the timing of the declaration of dividends by the underlying fund in which the Separate Account fund invests.

(C)  The total return is calculated for each period indicated or from the effective date through the end of the reporting period. It includes changes in the value of the underlying fund, and reflects deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units (such as the contingent $2 monthly service charge); inclusion of these expenses in the calculation would result in a reduction in the total return presented.

(D)  Annualized.

(E)  Not annualized.

(F)  Absent reimbursement by American Century, the annualized expense ratio would have been 0.50%.

MUTUAL OF AMERICA SEPARATE ACCOUNT NO. 2
NOTES TO FINANCIAL STATEMENTS (Continued)

4. Financial Highlights (Continued)

Tier 2 Reduced Fee Units*

	Investment Company
	Equity Index Fund
	Years Ended December 31,
Selected Per Unit and Supplementary Data:	2011	2010	2009	2008	2007
Unit value, beginning of year	$3.23	$2.83	$2.26	$3.61	$3.45
Unit value, end of year	$3.27	$3.23	$2.83	$2.26	$3.61
Units outstanding (000's), beginning of year	15,904	33,800	34,459	38,424	35,097
Units Issued (000's)	7,352	9,394	9,219	6,203	11,091
Units Redeemed (000's)	(7,751)	(27,290)	(9,878)	(10,168)	(7,764)
Units Outstanding (000's), end of year	15,505	15,904	33,800	34,459	38,424
Net Assets (000's)	$50,748	$51,403	$95,785	$77,812	$138,587
Expense Ratio (A)	0.60%	0.54%	0.50%	0.50%	0.50%
Investment Income Ratio (B)	1.97%	1.76%	1.92%	1.62%	1.78%
Total Return (C)	1.27%	14.05%	25.50%	-37.39%	4.68%
	Investment Company
	All America Fund
	Years Ended December 31,
Selected Per Unit and Supplementary Data:	2011	2010	2009	2008	2007
Unit value, beginning of year	$9.72	$8.29	$6.65	$10.36	$9.99
Unit value, end of year	$9.68	$9.72	$8.29	$6.65	$10.36
Units outstanding (000's), beginning of year	3,018	7,462	8,183	9,560	9,477
Units Issued (000's)	1,184	1,472	1,477	879	2,032
Units Redeemed (000's)	(1,207)	(5,916)	(2,198)	(2,256)	(1,949)
Units Outstanding (000's), end of year	2,995	3,018	7,462	8,183	9,560
Net Assets (000's)	$28,998	$29,329	$61,893	$54,436	$99,077
Expense Ratio (A)	0.60%	0.54%	0.50%	0.50%	0.50%
Investment Income Ratio (B)	2.37%	1.29%	2.05%	1.29%	1.36%
Total Return (C)	-0.36%	17.14%	24.69%	-35.81%	3.75%

*  Includes 401(k) and 401(k) SIMPLE Plans.

(A)  This ratio represents the annualized Contract expenses of the Separate Account, consisting primarily of administrative, distribution and expense risk charges, for each period indicated. The ratio includes only those expenses that result in a direct reduction to unit values (commonly referred to as Separate Account asset-based charges). Charges made directly to participant accounts through the redemption of units and expenses of the underlying fund are excluded.

(B)  This amount represents the dividends, excluding distributions of capital gains, received by the Separate Account fund from the underlying fund, net of the underlying fund's net management fees and expenses, divided by the average net assets of the Separate Account fund. This ratio excludes those expenses, such as Separate Account asset-based charges, that result in direct reductions in the unit values. The recognition of investment income by the Separate Account fund is affected by the timing of the declaration of dividends by the underlying fund in which the Separate Account fund invests.

(C)  The total return is calculated for each period indicated or from the effective date through the end of the reporting period. It includes changes in the value of the underlying fund, and reflects deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units (such as the contingent $2 monthly service charge); inclusion of these expenses in the calculation would result in a reduction in the total return presented.

MUTUAL OF AMERICA SEPARATE ACCOUNT NO. 2
NOTES TO FINANCIAL STATEMENTS (Continued)

4. Financial Highlights (Continued)

	Investment Company
	Small Cap Value Fund
	Years Ended December 31,
Selected Per Unit and Supplementary Data:	2011	2010	2009	2008	2007
Unit value, beginning of year	$1.41	$1.11	$0.86	$1.20	$1.26
Unit value, end of year	$1.37	$1.41	$1.11	$0.86	$1.20
Units outstanding (000's), beginning of year	19,492	35,801	37,223	40,458	38,902
Units Issued (000's)	9,472	12,332	9,533	6,614	12,681
Units Redeemed (000's)	(9,290)	(28,641)	(10,955)	(9,849)	(11,125)
Units Outstanding (000's), end of year	19,674	19,492	35,801	37,223	40,458
Net Assets (000's)	$26,905	$27,494	$39,752	$32,129	$48,584
Expense Ratio (A)	0.60%	0.54%	0.50%	0.50%	0.50%
Investment Income Ratio (B)	0.92%	1.13%	1.29%	1.15%	0.94%
Total Return (C)	-3.05%	27.04%	28.64%	-28.12%	-4.46%
	Investment Company
	Small Cap Growth Fund
	Years Ended December 31,
Selected Per Unit and Supplementary Data:	2011	2010	2009	2008	2007
Unit value, beginning of year	$1.38	$1.04	$0.82	$1.26	$1.21
Unit value, end of year	$1.34	$1.38	$1.04	$0.82	$1.26
Units outstanding (000's), beginning of year	20,384	37,502	39,034	42,165	38,872
Units Issued (000's)	11,850	13,490	9,748	6,908	12,493
Units Redeemed (000's)	(10,331)	(30,608)	(11,280)	(10,039)	(9,200)
Units Outstanding (000's), end of year	21,903	20,384	37,502	39,034	42,165
Net Assets (000's)	$29,380	$28,150	$39,072	$32,008	$52,948
Expense Ratio (A)	0.60%	0.54%	0.50%	0.50%	0.50%
Investment Income Ratio (B)	—	—	—	—	—
Total Return (C)	-2.87%	32.55%	27.06%	-34.70%	4.15%

(A)  This ratio represents the annualized Contract expenses of the Separate Account, consisting primarily of administrative, distribution and expense risk charges, for each period indicated. The ratio includes only those expenses that result in a direct reduction to unit values (commonly referred to as Separate Account asset-based charges). Charges made directly to participant accounts through the redemption of units and expenses of the underlying fund are excluded.

(B)  This amount represents the dividends, excluding distributions of capital gains, received by the Separate Account fund from the underlying fund, net of the underlying fund's net management fees and expenses, divided by the average net assets of the Separate Account fund. This ratio excludes those expenses, such as Separate Account asset-based charges, that result in direct reductions in the unit values. The recognition of investment income by the Separate Account fund is affected by the timing of the declaration of dividends by the underlying fund in which the Separate Account fund invests.

(C)  The total return is calculated for each period indicated or from the effective date through the end of the reporting period. It includes changes in the value of the underlying fund, and reflects deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units (such as the contingent $2 monthly service charge); inclusion of these expenses in the calculation would result in a reduction in the total return presented.

MUTUAL OF AMERICA SEPARATE ACCOUNT NO. 2
NOTES TO FINANCIAL STATEMENTS (Continued)

4. Financial Highlights (Continued)

	Investment Company
	Mid Cap Value Fund
	Years Ended December 31,
Selected Per Unit and Supplementary Data:	2011	2010	2009	2008	2007
Unit value, beginning of year	$1.22	$1.03	$0.83	$1.23	$1.23
Unit value, end of year	$1.19	$1.22	$1.03	$0.83	$1.23
Units outstanding (000's), beginning of year	3,827	6,028	5,216	4,562	2,894
Units Issued (000's)	2,720	3,135	2,854	2,250	6,019
Units Redeemed (000's)	(2,345)	(5,336)	(2,042)	(1,596)	(4,351)
Units Outstanding (000's), end of year	4,202	3,827	6,028	5,216	4,562
Net Assets (000's)	$4,987	$4,668	$6,215	$4,317	$5,633
Expense Ratio (A)	0.60%	0.54%	0.50%	0.50%	0.50%
Investment Income Ratio (B)	1.18%	1.31%	1.61%	1.85%	1.18%
Total Return (C)	-2.71%	18.29%	24.60%	-32.98%	0.37%
	Investment Company
	Mid-Cap Equity Index Fund
	Years Ended December 31,
Selected Per Unit and Supplementary Data:	2011	2010	2009	2008	2007
Unit value, beginning of year	$2.31	$1.84	$1.35	$2.14	$1.99
Unit value, end of year	$2.25	$2.31	$1.84	$1.35	$2.14
Units outstanding (000's), beginning of year	17,871	32,515	31,155	35,490	30,654
Units Issued (000's)	9,429	11,750	10,864	7,850	14,498
Units Redeemed (000's)	(9,034)	(26,394)	(9,504)	(12,185)	(9,662)
Units Outstanding (000's), end of year	18,266	17,871	32,515	31,155	35,490
Net Assets (000's)	$41,138	$41,315	$59,852	$42,164	$75,800
Expense Ratio (A)	0.60%	0.54%	0.50%	0.50%	0.50%
Investment Income Ratio (B)	1.15%	1.09%	1.29%	1.25%	1.48%
Total Return (C)	-2.58%	25.59%	36.01%	-36.63%	7.20%

(A)  This ratio represents the annualized Contract expenses of the Separate Account, consisting primarily of administrative, distribution and expense risk charges, for each period indicated. The ratio includes only those expenses that result in a direct reduction to unit values (commonly referred to as Separate Account asset-based charges). Charges made directly to participant accounts through the redemption of units and expenses of the underlying fund are excluded.

(B)  This amount represents the dividends, excluding distributions of capital gains, received by the Separate Account fund from the underlying fund, net of the underlying fund's net management fees and expenses, divided by the average net assets of the Separate Account fund. This ratio excludes those expenses, such as Separate Account asset-based charges, that result in direct reductions in the unit values. The recognition of investment income by the Separate Account fund is affected by the timing of the declaration of dividends by the underlying fund in which the Separate Account fund invests.

(C)  The total return is calculated for each period indicated or from the effective date through the end of the reporting period. It includes changes in the value of the underlying fund, and reflects deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units (such as the contingent $2 monthly service charge); inclusion of these expenses in the calculation would result in a reduction in the total return presented.

MUTUAL OF AMERICA SEPARATE ACCOUNT NO. 2
NOTES TO FINANCIAL STATEMENTS (Continued)

4. Financial Highlights (Continued)

	Investment Company
	Composite Fund
	Years Ended December 31,
Selected Per Unit and Supplementary Data:	2011	2010	2009	2008	2007
Unit value, beginning of year	$6.49	$5.88	$4.99	$6.47	$6.10
Unit value, end of year	$6.64	$6.49	$5.88	$4.99	$6.47
Units outstanding (000's), beginning of year	2,944	7,627	8,425	9,989	9,906
Units Issued (000's)	1,439	1,322	1,384	871	1,917
Units Redeemed (000's)	(1,388)	(6,005)	(2,182)	(2,435)	(1,834)
Units Outstanding (000's), end of year	2,995	2,944	7,627	8,425	9,989
Net Assets (000's)	$19,876	$19,112	$44,847	$42,032	$64,637
Expense Ratio (A)	0.60%	0.54%	0.50%	0.50%	0.50%
Investment Income Ratio (B)	4.39%	2.51%	2.93%	2.99%	2.81%
Total Return (C)	2.23%	10.41%	17.86%	-22.90%	6.15%
	Investment Company
	International Fund
	Years Ended December 31,
Selected Per Unit and Supplementary Data:	2011	2010	2009	2008	2007(1)
Unit value, beginning of year	$0.78	$0.72	$0.58	$0.97	$1.00
Unit value, end of year	$0.67	$0.78	$0.72	$0.58	$0.97
Units outstanding (000's), beginning of year	2,606	2,715	975	333	—
Units Issued (000's)	2,592	2,461	2,169	803	333
Units Redeemed (000's)	(2,105)	(2,570)	(429)	(161)	—
Units Outstanding (000's), end of year	3,093	2,606	2,715	975	333
Net Assets (000's)	$2,087	$2,024	$1,957	$564	$323
Expense Ratio (A)	0.60%	0.54%	0.50%	0.50%	0.50	%(D)
Investment Income Ratio (B)	3.04%	3.70%	3.56%	4.43%	3.27	%(E)
Total Return (C)	-13.12%	7.73%	24.59%	-40.36%	-3.00%

(1)  For the period November 5, 2007 (commencement of operations) to December 31, 2007.

(A)  This ratio represents the annualized Contract expenses of the Separate Account, consisting primarily of administrative, distribution and expense risk charges, for each period indicated. The ratio includes only those expenses that result in a direct reduction to unit values (commonly referred to as Separate Account asset-based charges). Charges made directly to participant accounts through the redemption of units and expenses of the underlying fund are excluded.

(B)  This amount represents the dividends, excluding distributions of capital gains, received by the Separate Account fund from the underlying fund, net of the underlying fund's net management fees and expenses, divided by the average net assets of the Separate Account fund. This ratio excludes those expenses, such as Separate Account asset-based charges, that result in direct reductions in the unit values. The recognition of investment income by the Separate Account fund is affected by the timing of the declaration of dividends by the underlying fund in which the Separate Account fund invests.

(C)  The total return is calculated for each period indicated or from the effective date through the end of the reporting period. It includes changes in the value of the underlying fund, and reflects deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units (such as the contingent $2 monthly service charge); inclusion of these expenses in the calculation would result in a reduction in the total return presented.

(D)  Annualized.

(E)  Not annualized.

MUTUAL OF AMERICA SEPARATE ACCOUNT NO. 2
NOTES TO FINANCIAL STATEMENTS (Continued)

4. Financial Highlights (Continued)

	Investment Company
	Money Market Fund
	Years Ended December 31,
Selected Per Unit and Supplementary Data:	2011	2010	2009	2008	2007
Unit value, beginning of year	$2.59	$2.61	$2.62	$2.58	$2.46
Unit value, end of year	$2.57	$2.59	$2.61	$2.62	$2.58
Units outstanding (000's), beginning of year	4,946	9,584	17,205	19,709	12,840
Units Issued (000's)	3,603	3,672	4,651	10,472	15,314
Units Redeemed (000's)	(3,553)	(8,310)	(12,272)	(12,976)	(8,445)
Units Outstanding (000's), end of year	4,996	4,946	9,584	17,205	19,709
Net Assets (000's)	$12,832	$12,805	$24,988	$45,118	$50,755
Expense Ratio (A)	0.60%	0.54%	0.50%	0.50%	0.50%
Investment Income Ratio (B)	—	—	0.06%	2.84%	5.09%
Total Return (C)	-0.79%	-0.69%	-0.58%	1.83%	4.51%
	Investment Company
	Mid-Term Bond Fund
	Years Ended December 31,
Selected Per Unit and Supplementary Data:	2011	2010	2009	2008	2007
Unit value, beginning of year	$2.23	$2.10	$1.90	$1.87	$1.75
Unit value, end of year	$2.36	$2.23	$2.10	$1.90	$1.87
Units outstanding (000's), beginning of year	9,893	16,897	17,242	12,622	10,347
Units Issued (000's)	6,321	8,515	6,748	12,856	5,090
Units Redeemed (000's)	(5,346)	(15,519)	(7,093)	(8,236)	(2,815)
Units Outstanding (000's), end of year	10,868	9,893	16,897	17,242	12,622
Net Assets (000's)	$25,623	$22,064	$35,436	$32,676	$23,608
Expense Ratio (A)	0.60%	0.54%	0.50%	0.50%	0.50%
Investment Income Ratio (B)	3.20%	3.45%	3.93%	4.23%	4.11%
Total Return (C)	5.70%	6.35%	10.66%	1.32%	6.68%

(A)  This ratio represents the annualized Contract expenses of the Separate Account, consisting primarily of administrative, distribution and expense risk charges, for each period indicated. The ratio includes only those expenses that result in a direct reduction to unit values (commonly referred to as Separate Account asset-based charges). Charges made directly to participant accounts through the redemption of units and expenses of the underlying fund are excluded.

(B)  This amount represents the dividends, excluding distributions of capital gains, received by the Separate Account fund from the underlying fund, net of the underlying fund's net management fees and expenses, divided by the average net assets of the Separate Account fund. This ratio excludes those expenses, such as Separate Account asset-based charges, that result in direct reductions in the unit values. The recognition of investment income by the Separate Account fund is affected by the timing of the declaration of dividends by the underlying fund in which the Separate Account fund invests.

(C)  The total return is calculated for each period indicated or from the effective date through the end of the reporting period. It includes changes in the value of the underlying fund, and reflects deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units (such as the contingent $2 monthly service charge); inclusion of these expenses in the calculation would result in a reduction in the total return presented.

MUTUAL OF AMERICA SEPARATE ACCOUNT NO. 2
NOTES TO FINANCIAL STATEMENTS (Continued)

4. Financial Highlights (Continued)

Investment Company
Bond Fund
Years Ended December 31,
Selected Per Unit and Supplementary Data:	2011	2010	2009	2008	2007
Unit value, beginning of year	$5.47	$5.13	$4.50	$4.60	$4.37
Unit value, end of year	$5.84	$5.47	$5.13	$4.50	$4.60
Units outstanding (000's), beginning of year	5,757	9,368	8,715	8,465	7,001
Units Issued (000's)	3,799	4,608	3,647	2,924	3,103
Units Redeemed (000's)	(2,940)	(8,219)	(2,994)	(2,674)	(1,639)
Units Outstanding (000's), end of year	6,616	5,757	9,368	8,715	8,465
Net Assets (000's)	$38,617	$31,505	$48,046	$39,194	$38,945
Expense Ratio (A)	0.60%	0.54%	0.50%	0.50%	0.50%
Investment Income Ratio (B)	4.09%	3.75%	4.51%	5.13%	5.22%
Total Return (C)	6.66%	6.70%	14.04%	-2.24%	5.36%
Investment Company
Retirement Income Fund
Years Ended December 31,
Selected Per Unit and Supplementary Data:	2011	2010	2009	2008	2007(1)
Unit value, beginning of year/period	$1.13	$1.04	$0.90	$1.00	$1.00
Unit value, end of year/period	$1.17	$1.13	$1.04	$0.90	$1.00
Units outstanding (000's), beginning of year/period	1,196	1,181	227	0	(F)	—
Units Issued (000's)	2,192	2,323	1,286	667	0	(F)
Units Redeemed (000's)	(1,451)	(2,308)	(332)	(440)	—
Units Outstanding (000's), end of year/period	1,937	1,196	1,181	227	0	(F)
Net Assets (000's)	$2,275	$1,349	$1,228	$204	$—
Expense Ratio (A)	0.60%	0.54%	0.50%	0.50%	0.50	%(D)
Investment Income Ratio (B)	2.47%	2.10%	0.06%	4.88%	6.71	%(E)
Total Return (C)	4.10%	8.45%	15.67%	-10.06%	0.00%

(1)  For the period November 5, 2007 (commencement of operations) to December 31, 2007.

(A)  This ratio represents the annualized Contract expenses of the Separate Account, consisting primarily of administrative, distribution and expense risk charges, for each period indicated. The ratio includes only those expenses that result in a direct reduction to unit values (commonly referred to as Separate Account asset-based charges). Charges made directly to participant accounts through the redemption of units and expenses of the underlying fund are excluded.

(B)  This amount represents the dividends, excluding distributions of capital gains, received by the Separate Account fund from the underlying fund, net of the underlying fund's net management fees and expenses, divided by the average net assets of the Separate Account fund. This ratio excludes those expenses, such as Separate Account asset-based charges, that result in direct reductions in the unit values. The recognition of investment income by the Separate Account fund is affected by the timing of the declaration of dividends by the underlying fund in which the Separate Account fund invests.

(C)  The total return is calculated for each period indicated or from the effective date through the end of the reporting period. It includes changes in the value of the underlying fund, and reflects deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units (such as the contingent $2 monthly service charge); inclusion of these expenses in the calculation would result in a reduction in the total return presented.

(D)  Annualized.

(E)  Not annualized.

(F)  Less than 500 units.

MUTUAL OF AMERICA SEPARATE ACCOUNT NO. 2
NOTES TO FINANCIAL STATEMENTS (Continued)

4. Financial Highlights (Continued)

	Investment Company
	2010 Retirement Fund
	Years Ended December 31,
Selected Per Unit and Supplementary Data:	2011	2010	2009	2008	2007(1)
Unit value, beginning of year/period	$1.06	$0.96	$0.81	$0.98	$0.99
Unit value, end of year/period	$1.09	$1.06	$0.96	$0.81	$0.98
Units outstanding (000's), beginning of year/period	2,176	3,223	1,968	468	—
Units Issued (000's)	1,295	2,833	2,065	2,140	506
Units Redeemed (000's)	(1,250)	(3,880)	(810)	(640)	(38)
Units Outstanding (000's), end of year/period	2,221	2,176	3,223	1,968	468
Net Assets (000's)	$2,418	$2,312	$3,093	$1,585	$459
Expense Ratio (A)	0.60%	0.54%	0.50%	0.50%	0.50	%(D)
Investment Income Ratio (B)	2.14%	0.16%	3.65%	5.80%	3.99	%(E)
Total Return (C)	2.46%	10.76%	19.19%	-17.86%	-0.76%
	Investment Company
	2015 Retirement Fund
	Years Ended December 31,
Selected Per Unit and Supplementary Data:	2011	2010	2009	2008	2007(1)
Unit value, beginning of year/period	$1.03	$0.92	$0.76	$0.97	$0.98
Unit value, end of year/period	$1.04	$1.03	$0.92	$0.76	$0.97
Units outstanding (000's), beginning of year/period	7,783	7,116	2,863	530	—
Units Issued (000's)	7,032	11,094	6,211	2,645	530
Units Redeemed (000's)	(4,437)	(10,427)	(1,958)	(312)	—
Units Outstanding (000's), end of year/period	10,378	7,783	7,116	2,863	530
Net Assets (000's)	$10,813	$7,992	$6,543	$2,182	$514
Expense Ratio (A)	0.60%	0.54%	0.50%	0.50%	0.50	%(D)
Investment Income Ratio (B)	2.03%	0.11%	3.38%	4.77%	3.99	%(E)
Total Return (C)	1.47%	11.67%	20.67%	-21.40%	-1.25%

(1)  For the period November 5, 2007 (commencement of operations) to December 31, 2007.

(A)  This ratio represents the annualized Contract expenses of the Separate Account, consisting primarily of administrative, distribution and expense risk charges, for each period indicated. The ratio includes only those expenses that result in a direct reduction to unit values (commonly referred to as Separate Account asset-based charges). Charges made directly to participant accounts through the redemption of units and expenses of the underlying fund are excluded.

(B)  This amount represents the dividends, excluding distributions of capital gains, received by the Separate Account fund from the underlying fund, net of the underlying fund's net management fees and expenses, divided by the average net assets of the Separate Account fund. This ratio excludes those expenses, such as Separate Account asset-based charges, that result in direct reductions in the unit values. The recognition of investment income by the Separate Account fund is affected by the timing of the declaration of dividends by the underlying fund in which the Separate Account fund invests.

(C)  The total return is calculated for each period indicated or from the effective date through the end of the reporting period. It includes changes in the value of the underlying fund, and reflects deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units (such as the contingent $2 monthly service charge); inclusion of these expenses in the calculation would result in a reduction in the total return presented.

(D)  Annualized.

(E)  Not annualized.

MUTUAL OF AMERICA SEPARATE ACCOUNT NO. 2
NOTES TO FINANCIAL STATEMENTS (Continued)

4. Financial Highlights (Continued)

	Investment Company
	2020 Retirement Fund
	Years Ended December 31,
Selected Per Unit and Supplementary Data:	2011	2010	2009	2008	2007(1)
Unit value, beginning of year/period	$1.00	$0.88	$0.72	$0.96	$0.97
Unit value, end of year/period	$1.01	$1.00	$0.88	$0.72	$0.96
Units outstanding (000's), beginning of year/period	10,191	9,894	3,950	541	—
Units Issued (000's)	11,703	15,050	7,408	3,797	576
Units Redeemed (000's)	(6,433)	(14,753)	(1,464)	(388)	(35)
Units Outstanding (000's), end of year/period	15,461	10,191	9,894	3,950	541
Net Assets (000's)	$15,543	$10,149	$8,698	$2,833	$518
Expense Ratio (A)	0.60%	0.54%	0.50%	0.50%	0.50	%(D)
Investment Income Ratio (B)	1.89%	0.07%	3.55%	4.68%	4.67	%(E)
Total Return (C)	0.94%	13.29%	22.56%	-25.18%	-1.62%
	Investment Company
	2025 Retirement Fund
	Years Ended December 31,
Selected Per Unit and Supplementary Data:	2011	2010	2009	2008	2007(1)
Unit value, beginning of year/period	$0.99	$0.86	$0.69	$0.97	$0.99
Unit value, end of year/period	$0.99	$0.99	$0.86	$0.69	$0.97
Units outstanding (000's), beginning of year/period	7,522	7,187	2,619	137	—
Units Issued (000's)	10,655	11,397	5,491	2,911	145
Units Redeemed (000's)	(5,010)	(11,062)	(923)	(429)	(8)
Units Outstanding (000's), end of year/period	13,167	7,522	7,187	2,619	137
Net Assets (000's)	$13,005	$7,413	$6,166	$1,805	$132
Expense Ratio (A)	0.60%	0.54%	0.50%	0.50%	0.50	%(D)
Investment Income Ratio (B)	1.61%	0.17%	3.22%	5.00%	3.78	%(E)
Total Return (C)	0.22%	14.87%	24.48%	-28.67%	-2.03%

(1)  For the period November 5, 2007 (commencement of operations) to December 31, 2007.

(A)  This ratio represents the annualized Contract expenses of the Separate Account, consisting primarily of administrative, distribution and expense risk charges, for each period indicated. The ratio includes only those expenses that result in a direct reduction to unit values (commonly referred to as Separate Account asset-based charges). Charges made directly to participant accounts through the redemption of units and expenses of the underlying fund are excluded.

(B)  This amount represents the dividends, excluding distributions of capital gains, received by the Separate Account fund from the underlying fund, net of the underlying fund's net management fees and expenses, divided by the average net assets of the Separate Account fund. This ratio excludes those expenses, such as Separate Account asset-based charges, that result in direct reductions in the unit values. The recognition of investment income by the Separate Account fund is affected by the timing of the declaration of dividends by the underlying fund in which the Separate Account fund invests.

(C)  The total return is calculated for each period indicated or from the effective date through the end of the reporting period. It includes changes in the value of the underlying fund, and reflects deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units (such as the contingent $2 monthly service charge); inclusion of these expenses in the calculation would result in a reduction in the total return presented.

(D)  Annualized.

(E)  Not annualized.

MUTUAL OF AMERICA SEPARATE ACCOUNT NO. 2
NOTES TO FINANCIAL STATEMENTS (Continued)

4. Financial Highlights (Continued)

	Investment Company
	2030 Retirement Fund
	Years Ended December 31,
Selected Per Unit and Supplementary Data:	2011	2010	2009	2008	2007(1)
Unit value, beginning of year/period	$0.98	$0.85	$0.67	$0.97	$0.99
Unit value, end of year/period	$0.98	$0.98	$0.85	$0.67	$0.97
Units outstanding (000's), beginning of year/period	8,739	6,690	2,569	470	—
Units Issued (000's)	8,000	9,925	5,152	2,589	525
Units Redeemed (000's)	(5,970)	(7,876)	(1,031)	(490)	(55)
Units Outstanding (000's), end of year/period	10,769	8,739	6,690	2,569	470
Net Assets (000's)	$10,562	$8,605	$5,680	$1,733	$455
Expense Ratio (A)	0.60%	0.54%	0.50%	0.50%	0.50	%(D)
Investment Income Ratio (B)	1.51%	0.23%	2.92%	4.29%	4.31	%(E)
Total Return (C)	-0.40%	15.96%	25.84%	-30.30%	-2.29%
	Investment Company
	2035 Retirement Fund
	Years Ended December 31,
Selected Per Unit and Supplementary Data:	2011	2010	2009	2008	2007(1)
Unit value, beginning of year/period	$0.97	$0.83	$0.65	$0.97	$1.00
Unit value, end of year/period	$0.96	$0.97	$0.83	$0.65	$0.97
Units outstanding (000's), beginning of year/period	5,448	5,373	1,606	192	—
Units Issued (000's)	7,204	7,724	4,291	1,606	192
Units Redeemed (000's)	(3,842)	(7,649)	(524)	(192)	—
Units Outstanding (000's), end of year/period	8,810	5,448	5,373	1,606	192
Net Assets (000's)	$8,416	$5,269	$4,441	$1,050	$187
Expense Ratio (A)	0.60%	0.54%	0.50%	0.50%	0.50	%(D)
Investment Income Ratio (B)	1.39%	0.26%	2.66%	4.26%	3.15	%(E)
Total Return (C)	-1.23%	17.02%	26.42%	-32.87%	-2.61%

(1)  For the period November 5, 2007 (commencement of operations) to December 31, 2007.

(A)  This ratio represents the annualized Contract expenses of the Separate Account, consisting primarily of administrative, distribution and expense risk charges, for each period indicated. The ratio includes only those expenses that result in a direct reduction to unit values (commonly referred to as Separate Account asset-based charges). Charges made directly to participant accounts through the redemption of units and expenses of the underlying fund are excluded.

(B)  This amount represents the dividends, excluding distributions of capital gains, received by the Separate Account fund from the underlying fund, net of the underlying fund's net management fees and expenses, divided by the average net assets of the Separate Account fund. This ratio excludes those expenses, such as Separate Account asset-based charges, that result in direct reductions in the unit values. The recognition of investment income by the Separate Account fund is affected by the timing of the declaration of dividends by the underlying fund in which the Separate Account fund invests.

(C)  The total return is calculated for each period indicated or from the effective date through the end of the reporting period. It includes changes in the value of the underlying fund, and reflects deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units (such as the contingent $2 monthly service charge); inclusion of these expenses in the calculation would result in a reduction in the total return presented.

(D)  Annualized.

(E)  Not annualized.

MUTUAL OF AMERICA SEPARATE ACCOUNT NO. 2
NOTES TO FINANCIAL STATEMENTS (Continued)

4. Financial Highlights (Continued)

	Investment Company
	2040 Retirement Fund
	Years Ended December 31,
Selected Per Unit and Supplementary Data:	2011	2010	2009	2008	2007(1)
Unit value, beginning of year/period	$0.96	$0.82	$0.64	$0.96	$0.99
Unit value, end of year/period	$0.95	$0.96	$0.82	$0.64	$0.96
Units outstanding (000's), beginning of year/period	5,075	5,252	1,344	110	—
Units Issued (000's)	6,821	6,504	4,465	1,355	115
Units Redeemed (000's)	(3,468)	(6,681)	(557)	(121)	(5)
Units Outstanding (000's), end of year/period	8,428	5,075	5,252	1,344	110
Net Assets (000's)	$7,982	$4,896	$4,304	$866	$106
Expense Ratio (A)	0.60%	0.54%	0.50%	0.50%	0.50	%(D)
Investment Income Ratio (B)	1.31%	0.27%	2.60%	4.17%	3.95	%(E)
Total Return (C)	-1.84%	17.75%	27.20%	-33.09%	-2.76%
	Investment Company
	2045 Retirement Fund
	Years Ended December 31,
Selected Per Unit and Supplementary Data:	2011	2010	2009	2008	2007(1)
Unit value, beginning of year/period	$0.96	$0.81	$0.64	$0.96	$0.99
Unit value, end of year/period	$0.94	$0.96	$0.81	$0.64	$0.96
Units outstanding (000's), beginning of year/period	7,515	5,588	1,499	63	—
Units Issued (000's)	9,736	8,517	5,010	1,581	71
Units Redeemed (000's)	(4,919)	(6,590)	(921)	(145)	(8)
Units Outstanding (000's), end of year/period	12,332	7,515	5,588	1,499	63
Net Assets (000's)	$11,583	$7,205	$4,543	$960	$60
Expense Ratio (A)	0.60%	0.54%	0.50%	0.50%	0.50	%(D)
Investment Income Ratio (B)	1.25%	0.24%	2.57%	4.58%	4.06	%(E)
Total Return (C)	-2.04%	17.93%	26.92%	-33.24%	-2.87%

(1)  For the period November 5, 2007 (commencement of operations) to December 31, 2007.

(A)  This ratio represents the annualized Contract expenses of the Separate Account, consisting primarily of administrative, distribution and expense risk charges, for each period indicated. The ratio includes only those expenses that result in a direct reduction to unit values (commonly referred to as Separate Account asset-based charges). Charges made directly to participant accounts through the redemption of units and expenses of the underlying fund are excluded.

(B)  This amount represents the dividends, excluding distributions of capital gains, received by the Separate Account fund from the underlying fund, net of the underlying fund's net management fees and expenses, divided by the average net assets of the Separate Account fund. This ratio excludes those expenses, such as Separate Account asset-based charges, that result in direct reductions in the unit values. The recognition of investment income by the Separate Account fund is affected by the timing of the declaration of dividends by the underlying fund in which the Separate Account fund invests.

(C)  The total return is calculated for each period indicated or from the effective date through the end of the reporting period. It includes changes in the value of the underlying fund, and reflects deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units (such as the contingent $2 monthly service charge); inclusion of these expenses in the calculation would result in a reduction in the total return presented.

(D)  Annualized.

(E)  Not annualized.

MUTUAL OF AMERICA SEPARATE ACCOUNT NO. 2
NOTES TO FINANCIAL STATEMENTS (Continued)

4. Financial Highlights (Continued)

	Investment Company
	Conservative Allocation Fund
	Years Ended December 31,
Selected Per Unit and Supplementary Data:	2011	2010	2009	2008	2007
Unit value, beginning of year	$1.39	$1.28	$1.11	$1.24	$1.17
Unit value, end of year	$1.47	$1.39	$1.28	$1.11	$1.24
Units outstanding (000's), beginning of year	4,492	5,840	4,578	3,478	2,291
Units Issued (000's)	4,381	4,880	3,485	2,916	2,119
Units Redeemed (000's)	(2,533)	(6,228)	(2,223)	(1,816)	(932)
Units Outstanding (000's), end of year	6,340	4,492	5,840	4,578	3,478
Net Assets (000's)	$9,298	$6,264	$7,488	$5,089	$4,326
Expense Ratio (A)	0.60%	0.54%	0.50%	0.50%	0.50%
Investment Income Ratio (B)	2.79%	—	4.11%	3.85%	4.58%
Total Return (C)	5.16%	8.75%	15.36%	-10.64%	5.89%
	Investment Company
	Moderate Allocation Fund
	Years Ended December 31,
Selected Per Unit and Supplementary Data:	2011	2010	2009	2008	2007
Unit value, beginning of year	$1.54	$1.37	$1.13	$1.42	$1.34
Unit value, end of year	$1.59	$1.54	$1.37	$1.13	$1.42
Units outstanding (000's), beginning of year	13,988	21,857	18,573	17,148	10,108
Units Issued (000's)	9,539	10,629	9,395	7,663	10,048
Units Redeemed (000's)	(6,071)	(18,498)	(6,111)	(6,238)	(3,008)
Units Outstanding (000's), end of year	17,456	13,988	21,857	18,573	17,148
Net Assets (000's)	$27,793	$21,505	$29,870	$21,036	$24,356
Expense Ratio (A)	0.60%	0.54%	0.50%	0.50%	0.50%
Investment Income Ratio (B)	2.35%	0.15%	3.11%	3.04%	3.63%
Total Return (C)	3.57%	12.49%	20.66%	-20.26%	5.82%

(A)  This ratio represents the annualized Contract expenses of the Separate Account, consisting primarily of administrative, distribution and expense risk charges, for each period indicated. The ratio includes only those expenses that result in a direct reduction to unit values (commonly referred to as Separate Account asset-based charges). Charges made directly to participant accounts through the redemption of units and expenses of the underlying fund are excluded.

(B)  This amount represents the dividends, excluding distributions of capital gains, received by the Separate Account fund from the underlying fund, net of the underlying fund's net management fees and expenses, divided by the average net assets of the Separate Account fund. This ratio excludes those expenses, such as Separate Account asset-based charges, that result in direct reductions in the unit values. The recognition of investment income by the Separate Account fund is affected by the timing of the declaration of dividends by the underlying fund in which the Separate Account fund invests.

(C)  The total return is calculated for each period indicated or from the effective date through the end of the reporting period. It includes changes in the value of the underlying fund, and reflects deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units (such as the contingent $2 monthly service charge); inclusion of these expenses in the calculation would result in a reduction in the total return presented.

MUTUAL OF AMERICA SEPARATE ACCOUNT NO. 2
NOTES TO FINANCIAL STATEMENTS (Continued)

4. Financial Highlights (Continued)

	Investment Company
	Aggressive Allocation Fund
	Years Ended December 31,
Selected Per Unit and Supplementary Data:	2011	2010	2009	2008	2007
Unit value, beginning of year	$1.65	$1.42	$1.13	$1.59	$1.51
Unit value, end of year	$1.68	$1.65	$1.42	$1.13	$1.59
Units outstanding (000's), beginning of year	12,952	18,142	16,102	14,757	9,166
Units Issued (000's)	7,466	9,292	7,536	6,669	8,345
Units Redeemed (000's)	(6,330)	(14,482)	(5,496)	(5,324)	(2,754)
Units Outstanding (000's), end of year	14,088	12,952	18,142	16,102	14,757
Net Assets (000's)	$23,606	$21,341	$25,686	$18,236	$23,395
Expense Ratio (A)	0.60%	0.54%	0.50%	0.50%	0.50%
Investment Income Ratio (B)	1.94%	0.31%	2.09%	2.35%	2.96%
Total Return (C)	1.70%	16.38%	25.02%	-28.56%	4.99%
	Fidelity
	VIP Equity-Income Fund
	Years Ended December 31,
Selected Per Unit and Supplementary Data:	2011	2010	2009	2008	2007
Unit value, beginning of year	$41.60	$36.29	$27.98	$48.99	$48.45
Unit value, end of year	$41.80	$41.60	$36.29	$27.98	$48.99
Units outstanding (000's), beginning of year	805	1,698	1,803	2,057	1,914
Units Issued (000's)	364	451	446	322	641
Units Redeemed (000's)	(384)	(1,344)	(551)	(576)	(498)
Units Outstanding (000's), end of year	785	805	1,698	1,803	2,057
Net Assets (000's)	$32,817	$33,493	$61,610	$50,447	$100,799
Expense Ratio (A)(D)	0.50%	0.44%	0.40%	0.40%	0.40%
Investment Income Ratio (B)	2.46%	1.87%	2.41%	2.45%	1.75%
Total Return (C)	0.47%	14.64%	29.69%	-42.88%	1.12%

(A)  This ratio represents the annualized Contract expenses of the Separate Account, consisting primarily of administrative, distribution and expense risk charges, for each period indicated. The ratio includes only those expenses that result in a direct reduction to unit values (commonly referred to as Separate Account asset-based charges). Charges made directly to participant accounts through the redemption of units and expenses of the underlying fund are excluded.

(B)  This amount represents the dividends, excluding distributions of capital gains, received by the Separate Account fund from the underlying fund, net of the underlying fund's net management fees and expenses, divided by the average net assets of the Separate Account fund. This ratio excludes those expenses, such as Separate Account asset-based charges, that result in direct reductions in the unit values. The recognition of investment income by the Separate Account fund is affected by the timing of the declaration of dividends by the underlying fund in which the Separate Account fund invests.

(C)  The total return is calculated for each period indicated or from the effective date through the end of the reporting period. It includes changes in the value of the underlying fund, and reflects deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units (such as the contingent $2 monthly service charge); inclusion of these expenses in the calculation would result in a reduction in the total return presented.

(D)  Absent reimbursement by Fidelity, the annualized expense ratio would have been 0.50% in 2007 through 2009, 0.54% in 2010 and 0.60% in 2011.

MUTUAL OF AMERICA SEPARATE ACCOUNT NO. 2
NOTES TO FINANCIAL STATEMENTS (Continued)

4. Financial Highlights (Continued)

	Fidelity
	VIP Asset Manager Fund
	Years Ended December 31,
Selected Per Unit and Supplementary Data:	2011	2010	2009	2008	2007
Unit value, beginning of year	$35.02	$30.78	$23.94	$33.72	$29.31
Unit value, end of year	$33.95	$35.02	$30.78	$23.94	$33.72
Units outstanding (000's), beginning of year	611	1,079	1,030	1,021	856
Units Issued (000's)	294	378	331	362	351
Units Redeemed (000's)	(291)	(846)	(282)	(353)	(186)
Units Outstanding (000's), end of year	614	611	1,079	1,030	1,021
Net Assets (000's)	$20,861	$21,393	$33,217	$24,651	$34,422
Expense Ratio (A)(D)	0.50%	0.44%	0.40%	0.40%	0.40%
Investment Income Ratio (B)	1.95%	1.76%	2.58%	2.77%	6.21%
Total Return (C)	-3.05%	13.76%	28.60%	-29.00%	15.04%
	Fidelity
	VIP Contrafund
	Years Ended December 31,
Selected Per Unit and Supplementary Data:	2011	2010	2009	2008	2007
Unit value, beginning of year	$46.48	$39.83	$29.47	$51.46	$43.94
Unit value, end of year	$45.08	$46.48	$39.83	$29.47	$51.46
Units outstanding (000's), beginning of year	1,774	3,627	3,711	4,137	3,589
Units Issued (000's)	802	1,013	1,010	714	1,286
Units Redeemed (000's)	(800)	(2,866)	(1,094)	(1,140)	(738)
Units Outstanding (000's), end of year	1,776	1,774	3,627	3,711	4,137
Net Assets (000's)	$80,047	$82,438	$144,477	$109,355	$212,915
Expense Ratio (A)(D)	0.50%	0.44%	0.40%	0.40%	0.40%
Investment Income Ratio (B)	0.99%	1.27%	1.47%	0.98%	0.98%
Total Return (C)	-3.01%	16.70%	35.17%	-42.74%	17.12%

(A)  This ratio represents the annualized Contract expenses of the Separate Account, consisting primarily of administrative, distribution and expense risk charges, for each period indicated. The ratio includes only those expenses that result in a direct reduction to unit values (commonly referred to as Separate Account asset-based charges). Charges made directly to participant accounts through the redemption of units and expenses of the underlying fund are excluded.

(B)  This amount represents the dividends, excluding distributions of capital gains, received by the Separate Account fund from the underlying fund, net of the underlying fund's net management fees and expenses, divided by the average net assets of the Separate Account fund. This ratio excludes those expenses, such as Separate Account asset-based charges, that result in direct reductions in the unit values. The recognition of investment income by the Separate Account fund is affected by the timing of the declaration of dividends by the underlying fund in which the Separate Account fund invests.

(C)  The total return is calculated for each period indicated or from the effective date through the end of the reporting period. It includes changes in the value of the underlying fund, and reflects deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units (such as the contingent $2 monthly service charge); inclusion of these expenses in the calculation would result in a reduction in the total return presented.

(D)  Absent reimbursement by Fidelity, the annualized expense ratio would have been 0.50% in 2007 through 2009, 0.54% in 2010 and 0.60% in 2011.

MUTUAL OF AMERICA SEPARATE ACCOUNT NO. 2
NOTES TO FINANCIAL STATEMENTS (Continued)

4. Financial Highlights (Continued)

	Fidelity
	VIP Mid Cap Fund
	Years Ended December 31,
Selected Per Unit and Supplementary Data:	2011	2010	2009	2008	2007
Unit value, beginning of year	$48.89	$38.12	$27.32	$45.30	$39.33
Unit value, end of year	$43.49	$48.89	$38.12	$27.32	$45.30
Units outstanding (000's), beginning of year	522	745	559	564	307
Units Issued (000's)	301	405	405	218	381
Units Redeemed (000's)	(321)	(628)	(219)	(223)	(124)
Units Outstanding (000's), end of year	502	522	745	559	564
Net Assets (000's)	$21,844	$25,511	$28,401	$15,273	$25,543
Expense Ratio (A)(D)	0.50%	0.44%	0.40%	0.40%	0.40%
Investment Income Ratio (B)	0.24%	0.42%	0.81%	0.47%	0.95%
Total Return (C)	-11.06%	28.26%	39.53%	-39.68%	15.16%
	Vanguard
	VIF Diversified Value Fund
	Years Ended December 31,
Selected Per Unit and Supplementary Data:	2011	2010	2009	2008	2007
Unit value, beginning of year	$15.30	$14.07	$11.14	$17.53	$16.95
Unit value, end of year	$15.80	$15.30	$14.07	$11.14	$17.53
Units outstanding (000's), beginning of year	828	1,319	1,143	1,133	721
Units Issued (000's)	582	651	611	431	925
Units Redeemed (000's)	(453)	(1,142)	(435)	(421)	(513)
Units Outstanding (000's), end of year	957	828	1,319	1,143	1,133
Net Assets (000's)	$15,121	$12,669	$18,559	$12,735	$19,869
Expense Ratio (A)	0.60%	0.54%	0.50%	0.50%	0.50%
Investment Income Ratio (B)	1.96%	2.45%	3.92%	2.82%	1.58%
Total Return (C)	3.30%	8.74%	26.29%	-36.46%	3.41%

(A)  This ratio represents the annualized Contract expenses of the Separate Account, consisting primarily of administrative, distribution and expense risk charges, for each period indicated. The ratio includes only those expenses that result in a direct reduction to unit values (commonly referred to as Separate Account asset-based charges). Charges made directly to participant accounts through the redemption of units and expenses of the underlying fund are excluded.

(B)  This amount represents the dividends, excluding distributions of capital gains, received by the Separate Account fund from the underlying fund, net of the underlying fund's net management fees and expenses, divided by the average net assets of the Separate Account fund. This ratio excludes those expenses, such as Separate Account asset-based charges, that result in direct reductions in the unit values. The recognition of investment income by the Separate Account fund is affected by the timing of the declaration of dividends by the underlying fund in which the Separate Account fund invests.

(C)  The total return is calculated for each period indicated or from the effective date through the end of the reporting period. It includes changes in the value of the underlying fund, and reflects deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units (such as the contingent $2 monthly service charge); inclusion of these expenses in the calculation would result in a reduction in the total return presented.

(D)  Absent reimbursement by Fidelity, the annualized expense ratio would have been 0.50% in 2007 through 2009, 0.54% in 2010 and 0.60% in 2011.

MUTUAL OF AMERICA SEPARATE ACCOUNT NO. 2
NOTES TO FINANCIAL STATEMENTS (Continued)

4. Financial Highlights (Continued)

	Vanguard
	VIF International Fund
	Years Ended December 31,
Selected Per Unit and Supplementary Data:	2011	2010	2009	2008	2007
Unit value, beginning of year	$22.88	$19.88	$13.99	$25.53	$21.85
Unit value, end of year	$19.66	$22.88	$19.88	$13.99	$25.53
Units outstanding (000's), beginning of year	1,405	1,995	1,643	1,450	669
Units Issued (000's)	819	1,042	942	672	1,060
Units Redeemed (000's)	(768)	(1,633)	(590)	(479)	(279)
Units Outstanding (000's), end of year	1,456	1,405	1,995	1,643	1,450
Net Assets (000's)	$28,632	$32,130	$39,655	$22,922	$37,020
Expense Ratio (A)	0.60%	0.54%	0.50%	0.50%	0.50%
Investment Income Ratio (B)	1.55%	1.58%	3.45%	2.41%	1.44%
Total Return (C)	-14.05%	15.10%	42.07%	-45.19%	16.82%
	DWS
	Bond Fund
	Years Ended December 31,
Selected Per Unit and Supplementary Data:	2011	2010	2009	2008	2007
Unit value, beginning of year	$17.95	$16.90	$15.43	$18.64	$17.98
Unit value, end of year	$18.86	$17.95	$16.90	$15.43	$18.64
Units outstanding (000's), beginning of year	423	802	876	983	791
Units Issued (000's)	207	258	219	209	422
Units Redeemed (000's)	(194)	(637)	(293)	(316)	(230)
Units Outstanding (000's), end of year	436	423	802	876	983
Net Assets (000's)	$8,232	$7,593	$13,558	$13,513	$18,325
Expense Ratio (A)	0.60%	0.54%	0.50%	0.50%	0.50%
Investment Income Ratio (B)	4.33%	4.25%	8.10%	5.58%	4.69%
Total Return (C)	5.06%	6.21%	9.51%	-17.19%	3.65%

(A)  This ratio represents the annualized Contract expenses of the Separate Account, consisting primarily of administrative, distribution and expense risk charges, for each period indicated. The ratio includes only those expenses that result in a direct reduction to unit values (commonly referred to as Separate Account asset-based charges). Charges made directly to participant accounts through the redemption of units and expenses of the underlying fund are excluded.

(B)  This amount represents the dividends, excluding distributions of capital gains, received by the Separate Account fund from the underlying fund, net of the underlying fund's net management fees and expenses, divided by the average net assets of the Separate Account fund. This ratio excludes those expenses, such as Separate Account asset-based charges, that result in direct reductions in the unit values. The recognition of investment income by the Separate Account fund is affected by the timing of the declaration of dividends by the underlying fund in which the Separate Account fund invests.

(C)  The total return is calculated for each period indicated or from the effective date through the end of the reporting period. It includes changes in the value of the underlying fund, and reflects deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units (such as the contingent $2 monthly service charge); inclusion of these expenses in the calculation would result in a reduction in the total return presented.

MUTUAL OF AMERICA SEPARATE ACCOUNT NO. 2
NOTES TO FINANCIAL STATEMENTS (Continued)

4. Financial Highlights (Continued)

	DWS
	Capital Growth Fund
	Years Ended December 31,
Selected Per Unit and Supplementary Data:	2011	2010	2009	2008	2007
Unit value, beginning of year	$41.47	$35.73	$28.30	$42.44	$37.89
Unit value, end of year	$39.38	$41.47	$35.73	$28.30	$42.44
Units outstanding (000's), beginning of year	746	1,954	2,171	2,480	2,518
Units Issued (000's)	384	359	384	255	473
Units Redeemed (000's)	(325)	(1,567)	(601)	(564)	(511)
Units Outstanding (000's), end of year	805	746	1,954	2,171	2,480
Net Assets (000's)	$31,698	$30,939	$69,804	$61,455	$105,271
Expense Ratio (A)	0.60%	0.54%	0.50%	0.50%	0.50%
Investment Income Ratio (B)	0.78%	0.92%	1.32%	0.00%	0.62%
Total Return (C)	-5.04%	16.08%	26.23%	-33.32%	12.02%
	DWS
	International Fund
	Years Ended December 31,
Selected Per Unit and Supplementary Data:	2011	2010	2009	2008	2007
Unit value, beginning of year	$18.50	$18.30	$13.77	$26.73	$23.45
Unit value, end of year	$15.32	$18.50	$18.30	$13.77	$26.73
Units outstanding (000's), beginning of year	894	2,058	2,285	2,584	2,375
Units Issued (000's)	333	456	477	342	633
Units Redeemed (000's)	(431)	(1,620)	(704)	(641)	(424)
Units Outstanding (000's), end of year	796	894	2,058	2,285	2,584
Net Assets (000's)	$12,191	$16,541	$37,662	$31,478	$69,076
Expense Ratio (A)	0.60%	0.54%	0.50%	0.50%	0.50%
Investment Income Ratio (B)	1.81%	2.20%	4.37%	1.38%	2.39%
Total Return (C)	-17.17%	1.07%	32.85%	-48.47%	14.01%

(A)  This ratio represents the annualized Contract expenses of the Separate Account, consisting primarily of administrative, distribution and expense risk charges, for each period indicated. The ratio includes only those expenses that result in a direct reduction to unit values (commonly referred to as Separate Account asset-based charges). Charges made directly to participant accounts through the redemption of units and expenses of the underlying fund are excluded.

(B)  This amount represents the dividends, excluding distributions of capital gains, received by the Separate Account fund from the underlying fund, net of the underlying fund's net management fees and expenses, divided by the average net assets of the Separate Account fund. This ratio excludes those expenses, such as Separate Account asset-based charges, that result in direct reductions in the unit values. The recognition of investment income by the Separate Account fund is affected by the timing of the declaration of dividends by the underlying fund in which the Separate Account fund invests.

(C)  The total return is calculated for each period indicated or from the effective date through the end of the reporting period. It includes changes in the value of the underlying fund, and reflects deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units (such as the contingent $2 monthly service charge); inclusion of these expenses in the calculation would result in a reduction in the total return presented.

MUTUAL OF AMERICA SEPARATE ACCOUNT NO. 2
NOTES TO FINANCIAL STATEMENTS (Continued)

4. Financial Highlights (Continued)

	Oppenheimer
	VA Main Street Fund
	Years Ended December 31,
Selected Per Unit and Supplementary Data:	2011	2010	2009	2008	2007
Unit value, beginning of year	$23.32	$20.20	$15.82	$25.84	$24.87
Unit value, end of year	$23.18	$23.32	$20.20	$15.82	$25.84
Units outstanding (000's), beginning of year	131	216	194	180	100
Units Issued (000's)	87	116	102	96	150
Units Redeemed (000's)	(65)	(201)	(80)	(82)	(70)
Units Outstanding (000's), end of year	153	131	216	194	180
Net Assets (000's)	$3,553	$3,053	$4,358	$3,063	$4,651
Expense Ratio (A)	0.60%	0.54%	0.50%	0.50%	0.50%
Investment Income Ratio (B)	0.83%	1.03%	1.70%	1.39%	0.95%
Total Return (C)	-0.61%	15.48%	27.64%	-38.78%	3.90%
	American Century VP
	Capital Appreciation Fund
	Years Ended December 31,
Selected Per Unit and Supplementary Data:	2011	2010	2009	2008	2007
Unit value, beginning of year	$26.72	$20.41	$14.93	$27.81	$19.13
Unit value, end of year	$24.90	$26.72	$20.41	$14.93	$27.81
Units outstanding (000's), beginning of year	1,315	2,561	2,567	3,144	1,927
Units Issued (000's)	809	918	941	885	2,124
Units Redeemed (000's)	(735)	(2,163)	(947)	(1,462)	(907)
Units Outstanding (000's), end of year	1,389	1,315	2,561	2,567	3,144
Net Assets (000's)	$34,576	$35,149	$52,272	$38,322	$87,446
Expense Ratio (A)(D)	0.35%	0.29%	0.25%	0.25%	0.25%
Investment Income Ratio (B)	—	—	0.76%	0.00%	0.00%
Total Return (C)	-6.84%	30.90%	36.73%	-46.32%	45.43%

(A)  This ratio represents the annualized Contract expenses of the Separate Account, consisting primarily of administrative, distribution and expense risk charges, for each period indicated. The ratio includes only those expenses that result in a direct reduction to unit values (commonly referred to as Separate Account asset-based charges). Charges made directly to participant accounts through the redemption of units and expenses of the underlying fund are excluded.

(B)  This amount represents the dividends, excluding distributions of capital gains, received by the Separate Account fund from the underlying fund, net of the underlying fund's net management fees and expenses, divided by the average net assets of the Separate Account fund. This ratio excludes those expenses, such as Separate Account asset-based charges, that result in direct reductions in the unit values. The recognition of investment income by the Separate Account fund is affected by the timing of the declaration of dividends by the underlying fund in which the Separate Account fund invests.

(C)  The total return is calculated for each period indicated or from the effective date through the end of the reporting period. It includes changes in the value of the underlying fund, and reflects deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units (such as the contingent $2 monthly service charge); inclusion of these expenses in the calculation would result in a reduction in the total return presented.

(D)  Absent reimbursement by American Century, the annualized expense ratio would have been 0.50% in 2007 through 2009, 0.54% in 2010 and 0.60% in 2011.

MUTUAL OF AMERICA SEPARATE ACCOUNT NO. 2
NOTES TO FINANCIAL STATEMENTS (Continued)

4. Financial Highlights (Continued)

	Calvert
	VP SRI Balanced Fund
	Years Ended December 31,
Selected Per Unit and Supplementary Data:	2011	2010	2009	2008	2007
Unit value, beginning of year	$3.63	$3.25	$2.61	$3.82	$3.74
Unit value, end of year	$3.77	$3.63	$3.25	$2.61	$3.82
Units outstanding (000's), beginning of year	3,787	6,377	6,317	6,579	5,497
Units Issued (000's)	1,907	2,048	1,808	1,295	2,116
Units Redeemed (000's)	(2,053)	(4,638)	(1,748)	(1,557)	(1,034)
Units Outstanding (000's), end of year	3,641	3,787	6,377	6,317	6,579
Net Assets (000's)	$13,731	$13,744	$20,756	$16,493	$25,137
Expense Ratio (A)	0.60%	0.54%	0.50%	0.50%	0.50%
Investment Income Ratio (B)	1.33%	1.47%	2.30%	2.54%	2.45%
Total Return (C)	3.94%	11.49%	24.66%	-31.67%	2.24%

(A)  This ratio represents the annualized Contract expenses of the Separate Account, consisting primarily of administrative, distribution and expense risk charges, for each period indicated. The ratio includes only those expenses that result in a direct reduction to unit values (commonly referred to as Separate Account asset-based charges). Charges made directly to participant accounts through the redemption of units and expenses of the underlying fund are excluded.

(B)  This amount represents the dividends, excluding distributions of capital gains, received by the Separate Account fund from the underlying fund, net of the underlying fund's net management fees and expenses, divided by the average net assets of the Separate Account fund. This ratio excludes those expenses, such as Separate Account asset-based charges, that result in direct reductions in the unit values. The recognition of investment income by the Separate Account fund is affected by the timing of the declaration of dividends by the underlying fund in which the Separate Account fund invests.

(C)  The total return is calculated for each period indicated or from the effective date through the end of the reporting period. It includes changes in the value of the underlying fund, and reflects deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units (such as the contingent $2 monthly service charge); inclusion of these expenses in the calculation would result in a reduction in the total return presented.

MUTUAL OF AMERICA SEPARATE ACCOUNT NO. 2
NOTES TO FINANCIAL STATEMENTS (Continued)

4. Financial Highlights (Continued)

Standard Units*

	Investment Company
	Equity Index Fund
	Years Ended December 31,
Selected Per Unit and Supplementary Data:	2011	2010	2009	2008	2007
Unit value, beginning of year	$3.16	$2.78	$2.23	$3.57	$3.42
Unit value, end of year	$3.18	$3.16	$2.78	$2.23	$3.57
Units outstanding (000's), beginning of year	66,679	68,767	65,771	68,522	77,744
Units Issued (000's)	12,386	15,814	20,468	14,120	13,944
Units Redeemed (000's)	(17,559)	(17,902)	(17,472)	(16,871)	(23,166)
Units Outstanding (000's), end of year	61,506	66,679	68,767	65,771	68,522
Net Assets (000's)	$195,598	$210,650	$191,403	$146,452	$244,680
Expense Ratio (A)	1.20%	1.03%	0.90%	0.90%	0.90%
Investment Income Ratio (B)	1.97%	1.76%	1.92%	1.62%	1.78%
Total Return (C)	0.66%	13.50%	25.00%	-37.64%	4.27%
	Investment Company
	All America Fund
	Years Ended December 31,
Selected Per Unit and Supplementary Data:	2011	2010	2009	2008	2007
Unit value, beginning of year	$9.50	$8.15	$6.56	$10.26	$9.93
Unit value, end of year	$9.41	$9.50	$8.15	$6.56	$10.26
Units outstanding (000's), beginning of year	15,222	16,090	16,718	18,638	22,177
Units Issued (000's)	1,451	2,959	3,116	2,205	2,224
Units Redeemed (000's)	(3,150)	(3,827)	(3,744)	(4,125)	(5,763)
Units Outstanding (000's), end of year	13,523	15,222	16,090	16,718	18,638
Net Assets (000's)	$127,198	$144,566	$131,085	$109,667	$191,237
Expense Ratio (A)	1.20%	1.03%	0.90%	0.90%	0.90%
Investment Income Ratio (B)	2.37%	1.29%	2.05%	1.29%	1.36%
Total Return (C)	-0.96%	16.58%	24.19%	-36.06%	3.33%

*  Includes 401(k) and 401(k) SIMPLE Plans.

(A)  This ratio represents the annualized Contract expenses of the Separate Account, consisting primarily of administrative, distribution and expense risk charges, for each period indicated. The ratio includes only those expenses that result in a direct reduction to unit values (commonly referred to as Separate Account asset-based charges). Charges made directly to participant accounts through the redemption of units and expenses of the underlying fund are excluded.

(B)  This amount represents the dividends, excluding distributions of capital gains, received by the Separate Account fund from the underlying fund, net of the underlying fund's net management fees and expenses, divided by the average net assets of the Separate Account fund. This ratio excludes those expenses, such as Separate Account asset-based charges, that result in direct reductions in the unit values. The recognition of investment income by the Separate Account fund is affected by the timing of the declaration of dividends by the underlying fund in which the Separate Account fund invests.

(C)  The total return is calculated for each period indicated or from the effective date through the end of the reporting period. It includes changes in the value of the underlying fund, and reflects deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units (such as the contingent $2 monthly service charge); inclusion of these expenses in the calculation would result in a reduction in the total return presented.

MUTUAL OF AMERICA SEPARATE ACCOUNT NO. 2
NOTES TO FINANCIAL STATEMENTS (Continued)

4. Financial Highlights (Continued)

	Investment Company
	Small Cap Value Fund
	Years Ended December 31,
Selected Per Unit and Supplementary Data:	2011	2010	2009	2008	2007
Unit value, beginning of year	$1.38	$1.09	$0.85	$1.19	$1.25
Unit value, end of year	$1.33	$1.38	$1.09	$0.85	$1.19
Units outstanding (000's), beginning of year	75,792	72,395	69,541	73,367	87,617
Units Issued (000's)	15,483	23,170	20,274	13,647	18,376
Units Redeemed (000's)	(19,639)	(19,773)	(17,420)	(17,473)	(32,626)
Units Outstanding (000's), end of year	71,636	75,792	72,395	69,541	73,367
Net Assets (000's)	$95,181	$104,496	$78,951	$59,190	$87,227
Expense Ratio (A)	1.20%	1.03%	0.90%	0.90%	0.90%
Investment Income Ratio (B)	0.92%	1.13%	1.29%	1.15%	0.94%
Total Return (C)	-3.63%	26.42%	28.13%	-28.41%	-4.85%
	Investment Company
	Small Cap Growth Fund
	Years Ended December 31,
Selected Per Unit and Supplementary Data:	2011	2010	2009	2008	2007
Unit value, beginning of year	$1.35	$1.02	$0.81	$1.24	$1.20
Unit value, end of year	$1.30	$1.35	$1.02	$0.81	$1.24
Units outstanding (000's), beginning of year	81,486	75,326	72,573	74,886	84,420
Units Issued (000's)	23,111	29,183	20,728	15,279	18,109
Units Redeemed (000's)	(25,159)	(23,023)	(17,975)	(17,592)	(27,643)
Units Outstanding (000's), end of year	79,438	81,486	75,326	72,573	74,886
Net Assets (000's)	$103,526	$109,991	$77,080	$58,682	$93,100
Expense Ratio (A)	1.20%	1.03%	0.90%	0.90%	0.90%
Investment Income Ratio (B)	—	—	—	—	—
Total Return (C)	-3.45%	31.91%	26.55%	-34.96%	3.73%

(A)  This ratio represents the annualized Contract expenses of the Separate Account, consisting primarily of administrative, distribution and expense risk charges, for each period indicated. The ratio includes only those expenses that result in a direct reduction to unit values (commonly referred to as Separate Account asset-based charges). Charges made directly to participant accounts through the redemption of units and expenses of the underlying fund are excluded.

(B)  This amount represents the dividends, excluding distributions of capital gains, received by the Separate Account fund from the underlying fund, net of the underlying fund's net management fees and expenses, divided by the average net assets of the Separate Account fund. This ratio excludes those expenses, such as Separate Account asset-based charges, that result in direct reductions in the unit values. The recognition of investment income by the Separate Account fund is affected by the timing of the declaration of dividends by the underlying fund in which the Separate Account fund invests.

(C)  The total return is calculated for each period indicated or from the effective date through the end of the reporting period. It includes changes in the value of the underlying fund, and reflects deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units (such as the contingent $2 monthly service charge); inclusion of these expenses in the calculation would result in a reduction in the total return presented.

MUTUAL OF AMERICA SEPARATE ACCOUNT NO. 2
NOTES TO FINANCIAL STATEMENTS (Continued)

4. Financial Highlights (Continued)

	Investment Company
	Mid Cap Value Fund
	Years Ended December 31,
Selected Per Unit and Supplementary Data:	2011	2010	2009	2008	2007
Unit value, beginning of year	$1.19	$1.01	$0.82	$1.22	$1.22
Unit value, end of year	$1.15	$1.19	$1.01	$0.82	$1.22
Units outstanding (000's), beginning of year	15,980	13,566	11,568	10,362	8,145
Units Issued (000's)	5,331	6,548	6,585	5,293	13,679
Units Redeemed (000's)	(5,539)	(4,134)	(4,587)	(4,087)	(11,462)
Units Outstanding (000's), end of year	15,772	15,980	13,566	11,568	10,362
Net Assets (000's)	$18,184	$19,051	$13,739	$9,440	$12,667
Expense Ratio (A)	1.20%	1.03%	0.90%	0.90%	0.90%
Investment Income Ratio (B)	1.18%	1.31%	1.61%	1.85%	1.18%
Total Return (C)	-3.29%	17.72%	24.10%	-33.24%	-0.03%
	Investment Company
	Mid-Cap Equity Index Fund
	Years Ended December 31,
Selected Per Unit and Supplementary Data:	2011	2010	2009	2008	2007
Unit value, beginning of year	$2.26	$1.81	$1.33	$2.11	$1.98
Unit value, end of year	$2.19	$2.26	$1.81	$1.33	$2.11
Units outstanding (000's), beginning of year	69,874	71,371	65,454	70,944	77,066
Units Issued (000's)	24,643	22,117	26,242	17,357	27,766
Units Redeemed (000's)	(23,607)	(23,614)	(20,325)	(22,847)	(33,888)
Units Outstanding (000's), end of year	70,910	69,874	71,371	65,454	70,944
Net Assets (000's)	$155,164	$157,889	$129,032	$87,354	$150,015
Expense Ratio (A)	1.20%	1.03%	0.90%	0.90%	0.90%
Investment Income Ratio (B)	1.15%	1.09%	1.29%	1.25%	1.48%
Total Return (C)	-3.16%	24.99%	35.47%	-36.89%	6.77%

(A)  This ratio represents the annualized Contract expenses of the Separate Account, consisting primarily of administrative, distribution and expense risk charges, for each period indicated. The ratio includes only those expenses that result in a direct reduction to unit values (commonly referred to as Separate Account asset-based charges). Charges made directly to participant accounts through the redemption of units and expenses of the underlying fund are excluded.

(B)  This amount represents the dividends, excluding distributions of capital gains, received by the Separate Account fund from the underlying fund, net of the underlying fund's net management fees and expenses, divided by the average net assets of the Separate Account fund. This ratio excludes those expenses, such as Separate Account asset-based charges, that result in direct reductions in the unit values. The recognition of investment income by the Separate Account fund is affected by the timing of the declaration of dividends by the underlying fund in which the Separate Account fund invests.

(C)  The total return is calculated for each period indicated or from the effective date through the end of the reporting period. It includes changes in the value of the underlying fund, and reflects deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units (such as the contingent $2 monthly service charge); inclusion of these expenses in the calculation would result in a reduction in the total return presented.

MUTUAL OF AMERICA SEPARATE ACCOUNT NO. 2
NOTES TO FINANCIAL STATEMENTS (Continued)

4. Financial Highlights (Continued)

	Investment Company
	Composite Fund
	Years Ended December 31,
Selected Per Unit and Supplementary Data:	2011	2010	2009	2008	2007
Unit value, beginning of year	$6.35	$5.78	$4.92	$6.41	$6.06
Unit value, end of year	$6.45	$6.35	$5.78	$4.92	$6.41
Units outstanding (000's), beginning of year	16,413	17,127	18,190	19,977	23,215
Units Issued (000's)	1,293	2,704	2,734	2,125	2,159
Units Redeemed (000's)	(3,028)	(3,418)	(3,797)	(3,912)	(5,397)
Units Outstanding (000's), end of year	14,678	16,413	17,127	18,190	19,977
Net Assets (000's)	$94,646	$104,152	$98,912	$89,489	$127,980
Expense Ratio (A)	1.20%	1.03%	0.90%	0.90%	0.90%
Investment Income Ratio (B)	4.39%	2.51%	2.93%	2.99%	2.81%
Total Return (C)	1.61%	9.88%	17.39%	-23.21%	5.72%
	Investment Company
	International Fund
	Years Ended December 31,
Selected Per Unit and Supplementary Data:	2011	2010	2009	2008	2007(1)
Unit value, beginning of year/period	$0.77	$0.71	$0.58	$0.97	$1.00
Unit value, end of year/period	$0.66	$0.77	$0.71	$0.58	$0.97
Units outstanding (000's), beginning of year/period	6,707	4,534	1,998	197	—
Units Issued (000's)	3,702	4,062	3,838	2,226	202
Units Redeemed (000's)	(2,609)	(1,889)	(1,302)	(425)	(5)
Units Outstanding (000's), end of year/period	7,800	6,707	4,534	1,998	197
Net Assets (000's)	$5,161	$5,138	$3,240	$1,151	$191
Expense Ratio (A)	1.20%	1.03%	0.90%	0.90%	0.90	%(D)
Investment Income Ratio (B)	3.04%	3.70%	3.56%	4.43%	3.27	%(E)
Total Return (C)	-13.64%	7.21%	24.10%	-40.60%	-3.06%

(1)  For the period November 5, 2007 (commencement of operations) to December 31, 2007.

(A)  This ratio represents the annualized Contract expenses of the Separate Account, consisting primarily of administrative, distribution and expense risk charges, for each period indicated. The ratio includes only those expenses that result in a direct reduction to unit values (commonly referred to as Separate Account asset-based charges). Charges made directly to participant accounts through the redemption of units and expenses of the underlying fund are excluded.

(B)  This amount represents the dividends, excluding distributions of capital gains, received by the Separate Account fund from the underlying fund, net of the underlying fund's net management fees and expenses, divided by the average net assets of the Separate Account fund. This ratio excludes those expenses, such as Separate Account asset-based charges, that result in direct reductions in the unit values. The recognition of investment income by the Separate Account fund is affected by the timing of the declaration of dividends by the underlying fund in which the Separate Account fund invests.

(C)  The total return is calculated for each period indicated or from the effective date through the end of the reporting period. It includes changes in the value of the underlying fund, and reflects deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units (such as the contingent $2 monthly service charge); inclusion of these expenses in the calculation would result in a reduction in the total return presented.

(D)  Annualized.

(E)  Not annualized.

MUTUAL OF AMERICA SEPARATE ACCOUNT NO. 2
NOTES TO FINANCIAL STATEMENTS (Continued)

4. Financial Highlights (Continued)

	Investment Company
	Money Market Fund
	Years Ended December 31,
Selected Per Unit and Supplementary Data:	2011	2010	2009	2008	2007
Unit value, beginning of year	$2.53	$2.56	$2.59	$2.55	$2.45
Unit value, end of year	$2.50	$2.53	$2.56	$2.59	$2.55
Units outstanding (000's), beginning of year	20,295	22,906	31,629	30,862	23,613
Units Issued (000's)	5,177	6,835	11,658	18,587	26,037
Units Redeemed (000's)	(8,110)	(9,446)	(20,381)	(17,820)	(18,788)
Units Outstanding (000's), end of year	17,362	20,295	22,906	31,629	30,862
Net Assets (000's)	$43,333	$51,358	$58,650	$81,785	$78,681
Expense Ratio (A)	1.20%	1.03%	0.90%	0.90%	0.90%
Investment Income Ratio (B)	—	—	0.06%	2.84%	5.09%
Total Return (C)	-1.37%	-1.17%	-0.98%	1.42%	4.09%
	Investment Company
	Mid-Term Bond Fund
	Years Ended December 31,
Selected Per Unit and Supplementary Data:	2011	2010	2009	2008	2007
Unit value, beginning of year	$2.18	$2.06	$1.87	$1.85	$1.74
Unit value, end of year	$2.29	$2.18	$2.06	$1.87	$1.85
Units outstanding (000's), beginning of year	38,104	34,644	31,695	21,789	23,736
Units Issued (000's)	10,277	15,922	14,881	24,245	5,989
Units Redeemed (000's)	(13,009)	(12,462)	(11,932)	(14,339)	(7,936)
Units Outstanding (000's), end of year	35,372	38,104	34,644	31,695	21,789
Net Assets (000's)	$81,009	$83,062	$71,357	$59,231	$40,346
Expense Ratio (A)	1.20%	1.03%	0.90%	0.90%	0.90%
Investment Income Ratio (B)	3.20%	3.45%	3.93%	4.23%	4.11%
Total Return (C)	5.06%	5.83%	10.22%	0.92%	6.25%

(A)  This ratio represents the annualized Contract expenses of the Separate Account, consisting primarily of administrative, distribution and expense risk charges, for each period indicated. The ratio includes only those expenses that result in a direct reduction to unit values (commonly referred to as Separate Account asset-based charges). Charges made directly to participant accounts through the redemption of units and expenses of the underlying fund are excluded.

(B)  This amount represents the dividends, excluding distributions of capital gains, received by the Separate Account fund from the underlying fund, net of the underlying fund's net management fees and expenses, divided by the average net assets of the Separate Account fund. This ratio excludes those expenses, such as Separate Account asset-based charges, that result in direct reductions in the unit values. The recognition of investment income by the Separate Account fund is affected by the timing of the declaration of dividends by the underlying fund in which the Separate Account fund invests.

(C)  The total return is calculated for each period indicated or from the effective date through the end of the reporting period. It includes changes in the value of the underlying fund, and reflects deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units (such as the contingent $2 monthly service charge); inclusion of these expenses in the calculation would result in a reduction in the total return presented.

MUTUAL OF AMERICA SEPARATE ACCOUNT NO. 2
NOTES TO FINANCIAL STATEMENTS (Continued)

4. Financial Highlights (Continued)

	Investment Company
	Bond Fund
	Years Ended December 31,
Selected Per Unit and Supplementary Data:	2011	2010	2009	2008	2007
Unit value, beginning of year	$5.35	$5.04	$4.43	$4.55	$4.34
Unit value, end of year	$5.67	$5.35	$5.04	$4.43	$4.55
Units outstanding (000's), beginning of year	21,945	19,352	15,862	15,158	14,873
Units Issued (000's)	8,057	10,050	8,727	5,348	4,767
Units Redeemed (000's)	(6,837)	(7,457)	(5,237)	(4,644)	(4,482)
Units Outstanding (000's), end of year	23,165	21,945	19,352	15,862	15,158
Net Assets (000's)	$131,354	$117,377	$97,482	$70,344	$69,036
Expense Ratio (A)	1.20%	1.03%	0.90%	0.90%	0.90%
Investment Income Ratio (B)	4.09%	3.75%	4.51%	5.13%	5.22%
Total Return (C)	6.01%	6.18%	13.58%	-2.63%	4.94%
	Investment Company
	Retirement Income Fund
	Years Ended December 31,
Selected Per Unit and Supplementary Data:	2011	2010	2009	2008	2007(1)
Unit value, beginning of year/period	$1.11	$1.03	$0.90	$1.00	$1.00
Unit value, end of year/period	$1.15	$1.11	$1.03	$0.90	$1.00
Units outstanding (000's), beginning of year/period	5,971	3,904	1,995	530	—
Units Issued (000's)	6,676	4,622	3,958	2,906	591
Units Redeemed (000's)	(4,485)	(2,555)	(2,049)	(1,441)	(61)
Units Outstanding (000's), end of year/period	8,162	5,971	3,904	1,995	530
Net Assets (000's)	$9,402	$6,646	$4,026	$1,786	$530
Expense Ratio (A)	1.20%	1.03%	0.90%	0.90%	0.90	%(D)
Investment Income Ratio (B)	2.47%	2.10%	0.06%	4.88%	6.71	%(E)
Total Return (C)	3.48%	7.93%	15.21%	-10.42%	-0.07%

(1)  For the period November 5, 2007 (commencement of operations) to December 31, 2007.

(A)  This ratio represents the annualized Contract expenses of the Separate Account, consisting primarily of administrative, distribution and expense risk charges, for each period indicated. The ratio includes only those expenses that result in a direct reduction to unit values (commonly referred to as Separate Account asset-based charges). Charges made directly to participant accounts through the redemption of units and expenses of the underlying fund are excluded.

(B)  This amount represents the dividends, excluding distributions of capital gains, received by the Separate Account fund from the underlying fund, net of the underlying fund's net management fees and expenses, divided by the average net assets of the Separate Account fund. This ratio excludes those expenses, such as Separate Account asset-based charges, that result in direct reductions in the unit values. The recognition of investment income by the Separate Account fund is affected by the timing of the declaration of dividends by the underlying fund in which the Separate Account fund invests.

(C)  The total return is calculated for each period indicated or from the effective date through the end of the reporting period. It includes changes in the value of the underlying fund, and reflects deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units (such as the contingent $2 monthly service charge); inclusion of these expenses in the calculation would result in a reduction in the total return presented.

(D)  Annualized.

(E)  Not annualized.

MUTUAL OF AMERICA SEPARATE ACCOUNT NO. 2
NOTES TO FINANCIAL STATEMENTS (Continued)

4. Financial Highlights (Continued)

	Investment Company
	2010 Retirement Fund
	Years Ended December 31,
Selected Per Unit and Supplementary Data:	2011	2010	2009	2008	2007(1)
Unit value, beginning of year/period	$1.05	$0.95	$0.80	$0.98	$0.99
Unit value, end of year/period	$1.07	$1.05	$0.95	$0.80	$0.98
Units outstanding (000's), beginning of year/period	7,227	7,308	4,494	449	—
Units Issued (000's)	4,380	3,691	5,546	4,971	822
Units Redeemed (000's)	(4,280)	(3,772)	(2,732)	(926)	(373)
Units Outstanding (000's), end of year/period	7,327	7,227	7,308	4,494	449
Net Assets (000's)	$7,825	$7,578	$6,952	$3,601	$440
Expense Ratio (A)	1.20%	1.03%	0.90%	0.90%	0.90	%(D)
Investment Income Ratio (B)	2.14%	0.16%	3.65%	5.80%	3.99	%(E)
Total Return (C)	1.85%	10.23%	18.71%	-18.19%	-0.82%
	Investment Company
	2015 Retirement Fund
	Years Ended December 31,
Selected Per Unit and Supplementary Data:	2011	2010	2009	2008	2007(1)
Unit value, beginning of year/period	$1.01	$0.91	$0.76	$0.97	$0.98
Unit value, end of year/period	$1.02	$1.01	$0.91	$0.76	$0.97
Units outstanding (000's), beginning of year/period	33,377	22,505	12,185	2,117	—
Units Issued (000's)	14,880	18,918	18,924	13,253	2,306
Units Redeemed (000's)	(12,014)	(8,046)	(8,604)	(3,185)	(189)
Units Outstanding (000's), end of year/period	36,243	33,377	22,505	12,185	2,117
Net Assets (000's)	$37,037	$33,813	$20,516	$9,242	$2,051
Expense Ratio (A)	1.20%	1.03%	0.90%	0.90%	0.90	%(D)
Investment Income Ratio (B)	2.03%	0.11%	3.38%	4.77%	3.99	%(E)
Total Return (C)	0.87%	11.13%	20.18%	-21.72%	-1.31%

(1)  For the period November 5, 2007 (commencement of operations) to December 31, 2007.

(A)  This ratio represents the annualized Contract expenses of the Separate Account, consisting primarily of administrative, distribution and expense risk charges, for each period indicated. The ratio includes only those expenses that result in a direct reduction to unit values (commonly referred to as Separate Account asset-based charges). Charges made directly to participant accounts through the redemption of units and expenses of the underlying fund are excluded.

(B)  This amount represents the dividends, excluding distributions of capital gains, received by the Separate Account fund from the underlying fund, net of the underlying fund's net management fees and expenses, divided by the average net assets of the Separate Account fund. This ratio excludes those expenses, such as Separate Account asset-based charges, that result in direct reductions in the unit values. The recognition of investment income by the Separate Account fund is affected by the timing of the declaration of dividends by the underlying fund in which the Separate Account fund invests.

(C)  The total return is calculated for each period indicated or from the effective date through the end of the reporting period. It includes changes in the value of the underlying fund, and reflects deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units (such as the contingent $2 monthly service charge); inclusion of these expenses in the calculation would result in a reduction in the total return presented.

(D)  Annualized.

(E)  Not annualized.

MUTUAL OF AMERICA SEPARATE ACCOUNT NO. 2
NOTES TO FINANCIAL STATEMENTS (Continued)

4. Financial Highlights (Continued)

	Investment Company
	2020 Retirement Fund
	Years Ended December 31,
Selected Per Unit and Supplementary Data:	2011	2010	2009	2008	2007(1)
Unit value, beginning of year/period	$0.98	$0.87	$0.71	$0.96	$0.97
Unit value, end of year/period	$0.99	$0.98	$0.87	$0.71	$0.96
Units outstanding (000's), beginning of year/period	34,563	23,701	11,723	2,143	—
Units Issued (000's)	21,502	19,591	17,357	11,880	2,263
Units Redeemed (000's)	(13,588)	(8,729)	(5,379)	(2,300)	(120)
Units Outstanding (000's), end of year/period	42,477	34,563	23,701	11,723	2,143
Net Assets (000's)	$41,880	$33,960	$20,656	$8,369	$2,053
Expense Ratio (A)	1.20%	1.03%	0.90%	0.90%	0.90	%(D)
Investment Income Ratio (B)	1.89%	0.07%	3.55%	4.68%	4.67	%(E)
Total Return (C)	0.34%	12.75%	22.07%	-25.48%	-1.68%
	Investment Company
	2025 Retirement Fund
	Years Ended December 31,
Selected Per Unit and Supplementary Data:	2011	2010	2009	2008	2007(1)
Unit value, beginning of year/period	$0.97	$0.85	$0.69	$0.97	$0.99
Unit value, end of year/period	$0.97	$0.97	$0.85	$0.69	$0.97
Units outstanding (000's), beginning of year/period	32,390	20,565	8,163	651	—
Units Issued (000's)	19,524	19,193	16,183	8,516	660
Units Redeemed (000's)	(10,224)	(7,368)	(3,781)	(1,004)	(9)
Units Outstanding (000's), end of year/period	41,690	32,390	20,565	8,163	651
Net Assets (000's)	$40,386	$31,494	$17,491	$5,600	$628
Expense Ratio (A)	1.20%	1.03%	0.90%	0.90%	0.90	%(D)
Investment Income Ratio (B)	1.61%	0.17%	3.22%	5.00%	3.78	%(E)
Total Return (C)	-0.37%	14.32%	23.98%	-28.96%	-2.09%

(1)  For the period November 5, 2007 (commencement of operations) to December 31, 2007.

(A)  This ratio represents the annualized Contract expenses of the Separate Account, consisting primarily of administrative, distribution and expense risk charges, for each period indicated. The ratio includes only those expenses that result in a direct reduction to unit values (commonly referred to as Separate Account asset-based charges). Charges made directly to participant accounts through the redemption of units and expenses of the underlying fund are excluded.

(B)  This amount represents the dividends, excluding distributions of capital gains, received by the Separate Account fund from the underlying fund, net of the underlying fund's net management fees and expenses, divided by the average net assets of the Separate Account fund. This ratio excludes those expenses, such as Separate Account asset-based charges, that result in direct reductions in the unit values. The recognition of investment income by the Separate Account fund is affected by the timing of the declaration of dividends by the underlying fund in which the Separate Account fund invests.

(C)  The total return is calculated for each period indicated or from the effective date through the end of the reporting period. It includes changes in the value of the underlying fund, and reflects deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units (such as the contingent $2 monthly service charge); inclusion of these expenses in the calculation would result in a reduction in the total return presented.

(D)  Annualized.

(E)  Not annualized.

MUTUAL OF AMERICA SEPARATE ACCOUNT NO. 2
NOTES TO FINANCIAL STATEMENTS (Continued)

4. Financial Highlights (Continued)

	Investment Company
	2030 Retirement Fund
	Years Ended December 31,
Selected Per Unit and Supplementary Data:	2011	2010	2009	2008	2007(1)
Unit value, beginning of year/period	$0.97	$0.84	$0.67	$0.97	$0.99
Unit value, end of year/period	$0.96	$0.97	$0.84	$0.67	$0.97
Units outstanding (000's), beginning of year/period	24,247	16,971	6,652	740	—
Units Issued (000's)	16,274	13,441	14,095	6,413	816
Units Redeemed (000's)	(7,429)	(6,166)	(3,776)	(501)	(76)
Units Outstanding (000's), end of year/period	33,092	24,247	16,971	6,652	740
Net Assets (000's)	$31,832	$23,556	$14,287	$4,468	$716
Expense Ratio (A)	1.20%	1.03%	0.90%	0.90%	0.90	%(D)
Investment Income Ratio (B)	1.51%	0.23%	2.92%	4.29%	4.31	%(E)
Total Return (C)	-0.99%	15.41%	25.34%	-30.58%	-2.35%
	Investment Company
	2035 Retirement Fund
	Years Ended December 31,
Selected Per Unit and Supplementary Data:	2011	2010	2009	2008	2007(1)
Unit value, beginning of year/period	$0.95	$0.82	$0.65	$0.97	$1.00
Unit value, end of year/period	$0.94	$0.95	$0.82	$0.65	$0.97
Units outstanding (000's), beginning of year/period	20,271	12,881	4,644	344	—
Units Issued (000's)	12,447	11,912	11,277	4,788	379
Units Redeemed (000's)	(7,355)	(4,522)	(3,040)	(488)	(35)
Units Outstanding (000's), end of year/period	25,363	20,271	12,881	4,644	344
Net Assets (000's)	$23,764	$19,344	$10,555	$3,022	$334
Expense Ratio (A)	1.20%	1.03%	0.90%	0.90%	0.90	%(D)
Investment Income Ratio (B)	1.39%	0.26%	2.66%	4.26%	3.15	%(E)
Total Return (C)	-1.82%	16.46%	25.91%	-33.13%	-2.67%

(1)  For the period November 5, 2007 (commencement of operations) to December 31, 2007.

(A)  This ratio represents the annualized Contract expenses of the Separate Account, consisting primarily of administrative, distribution and expense risk charges, for each period indicated. The ratio includes only those expenses that result in a direct reduction to unit values (commonly referred to as Separate Account asset-based charges). Charges made directly to participant accounts through the redemption of units and expenses of the underlying fund are excluded.

(B)  This amount represents the dividends, excluding distributions of capital gains, received by the Separate Account fund from the underlying fund, net of the underlying fund's net management fees and expenses, divided by the average net assets of the Separate Account fund. This ratio excludes those expenses, such as Separate Account asset-based charges, that result in direct reductions in the unit values. The recognition of investment income by the Separate Account fund is affected by the timing of the declaration of dividends by the underlying fund in which the Separate Account fund invests.

(C)  The total return is calculated for each period indicated or from the effective date through the end of the reporting period. It includes changes in the value of the underlying fund, and reflects deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units (such as the contingent $2 monthly service charge); inclusion of these expenses in the calculation would result in a reduction in the total return presented.

(D)  Annualized.

(E)  Not annualized.

MUTUAL OF AMERICA SEPARATE ACCOUNT NO. 2
NOTES TO FINANCIAL STATEMENTS (Continued)

4. Financial Highlights (Continued)

	Investment Company
	2040 Retirement Fund
	Years Ended December 31,
Selected Per Unit and Supplementary Data:	2011	2010	2009	2008	2007(1)
Unit value, beginning of year/period	$0.95	$0.81	$0.64	$0.96	$0.99
Unit value, end of year/period	$0.93	$0.95	$0.81	$0.64	$0.96
Units outstanding (000's), beginning of year/period	18,624	11,295	3,978	323	—
Units Issued (000's)	12,432	11,081	9,620	4,090	336
Units Redeemed (000's)	(6,725)	(3,752)	(2,303)	(435)	(13)
Units Outstanding (000's), end of year/period	24,331	18,624	11,295	3,978	323
Net Assets (000's)	$22,599	$17,728	$9,174	$2,550	$311
Expense Ratio (A)	1.20%	1.03%	0.90%	0.90%	0.90	%(D)
Investment Income Ratio (B)	1.31%	0.27%	2.60%	4.17%	3.95	%(E)
Total Return (C)	-2.42%	17.18%	26.69%	-33.35%	-2.82%
	Investment Company
	2045 Retirement Fund
	Years Ended December 31,
Selected Per Unit and Supplementary Data:	2011	2010	2009	2008	2007(1)
Unit value, beginning of year/period	$0.95	$0.81	$0.64	$0.96	$0.99
Unit value, end of year/period	$0.92	$0.95	$0.81	$0.64	$0.96
Units outstanding (000's), beginning of year/period	21,213	12,807	4,062	236	—
Units Issued (000's)	15,183	13,463	11,962	4,187	275
Units Redeemed (000's)	(7,609)	(5,057)	(3,217)	(361)	(39)
Units Outstanding (000's), end of year/period	28,787	21,213	12,807	4,062	236
Net Assets (000's)	$26,519	$20,067	$10,322	$2,590	$226
Expense Ratio (A)	1.20%	1.03%	0.90%	0.90%	0.90	%(D)
Investment Income Ratio (B)	1.25%	0.24%	2.57%	4.58%	4.06	%(E)
Total Return (C)	-2.62%	17.37%	26.41%	-33.50%	-2.93%

(1)  For the period November 5, 2007 (commencement of operations) to December 31, 2007.

(A)  This ratio represents the annualized Contract expenses of the Separate Account, consisting primarily of administrative, distribution and expense risk charges, for each period indicated. The ratio includes only those expenses that result in a direct reduction to unit values (commonly referred to as Separate Account asset-based charges). Charges made directly to participant accounts through the redemption of units and expenses of the underlying fund are excluded.

(B)  This amount represents the dividends, excluding distributions of capital gains, received by the Separate Account fund from the underlying fund, net of the underlying fund's net management fees and expenses, divided by the average net assets of the Separate Account fund. This ratio excludes those expenses, such as Separate Account asset-based charges, that result in direct reductions in the unit values. The recognition of investment income by the Separate Account fund is affected by the timing of the declaration of dividends by the underlying fund in which the Separate Account fund invests.

(C)  The total return is calculated for each period indicated or from the effective date through the end of the reporting period. It includes changes in the value of the underlying fund, and reflects deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units (such as the contingent $2 monthly service charge); inclusion of these expenses in the calculation would result in a reduction in the total return presented.

(D)  Annualized.

(E)  Not annualized.

MUTUAL OF AMERICA SEPARATE ACCOUNT NO. 2
NOTES TO FINANCIAL STATEMENTS (Continued)

4. Financial Highlights (Continued)

	Investment Company
	Conservative Allocation Fund
	Years Ended December 31,
Selected Per Unit and Supplementary Data:	2011	2010	2009	2008	2007
Unit value, beginning of year	$1.36	$1.26	$1.10	$1.23	$1.17
Unit value, end of year	$1.42	$1.36	$1.26	$1.10	$1.23
Units outstanding (000's), beginning of year	17,239	13,280	9,620	7,721	5,517
Units Issued (000's)	9,571	8,501	7,865	6,640	4,884
Units Redeemed (000's)	(7,351)	(4,542)	(4,205)	(4,741)	(2,680)
Units Outstanding (000's), end of year	19,459	17,239	13,280	9,620	7,721
Net Assets (000's)	$27,720	$23,494	$16,724	$10,544	$9,508
Expense Ratio (A)	1.20%	1.03%	0.90%	0.90%	0.90%
Investment Income Ratio (B)	2.79%	—	4.11%	3.85%	4.58%
Total Return (C)	4.52%	8.22%	14.90%	-11.00%	5.47%
	Investment Company
	Moderate Allocation Fund
	Years Ended December 31,
Selected Per Unit and Supplementary Data:	2011	2010	2009	2008	2007
Unit value, beginning of year	$1.50	$1.34	$1.12	$1.41	$1.33
Unit value, end of year	$1.55	$1.50	$1.34	$1.12	$1.41
Units outstanding (000's), beginning of year	51,013	45,667	38,344	35,240	31,037
Units Issued (000's)	15,575	18,514	18,682	15,482	17,053
Units Redeemed (000's)	(14,956)	(13,168)	(11,359)	(12,378)	(12,850)
Units Outstanding (000's), end of year	51,632	51,013	45,667	38,344	35,240
Net Assets (000's)	$79,871	$76,656	$61,299	$42,827	$49,554
Expense Ratio (A)	1.20%	1.03%	0.90%	0.90%	0.90%
Investment Income Ratio (B)	2.35%	0.15%	3.11%	3.04%	3.63%
Total Return (C)	2.95%	11.95%	20.18%	-20.57%	5.40%

(A)  This ratio represents the annualized Contract expenses of the Separate Account, consisting primarily of administrative, distribution and expense risk charges, for each period indicated. The ratio includes only those expenses that result in a direct reduction to unit values (commonly referred to as Separate Account asset-based charges). Charges made directly to participant accounts through the redemption of units and expenses of the underlying fund are excluded.

(B)  This amount represents the dividends, excluding distributions of capital gains, received by the Separate Account fund from the underlying fund, net of the underlying fund's net management fees and expenses, divided by the average net assets of the Separate Account fund. This ratio excludes those expenses, such as Separate Account asset-based charges, that result in direct reductions in the unit values. The recognition of investment income by the Separate Account fund is affected by the timing of the declaration of dividends by the underlying fund in which the Separate Account fund invests.

(C)  The total return is calculated for each period indicated or from the effective date through the end of the reporting period. It includes changes in the value of the underlying fund, and reflects deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units (such as the contingent $2 monthly service charge); inclusion of these expenses in the calculation would result in a reduction in the total return presented.

MUTUAL OF AMERICA SEPARATE ACCOUNT NO. 2
NOTES TO FINANCIAL STATEMENTS (Continued)

4. Financial Highlights (Continued)

	Investment Company
	Aggressive Allocation Fund
	Years Ended December 31,
Selected Per Unit and Supplementary Data:	2011	2010	2009	2008	2007
Unit value, beginning of year	$1.61	$1.39	$1.12	$1.57	$1.50
Unit value, end of year	$1.63	$1.61	$1.39	$1.12	$1.57
Units outstanding (000's), beginning of year	41,698	41,229	33,937	29,353	23,483
Units Issued (000's)	11,461	12,812	16,418	13,055	15,955
Units Redeemed (000's)	(10,670)	(12,343)	(9,126)	(8,471)	(10,085)
Units Outstanding (000's), end of year	42,489	41,698	41,229	33,937	29,353
Net Assets (000's)	$69,177	$67,160	$57,335	$37,902	$46,071
Expense Ratio (A)	1.20%	1.03%	0.90%	0.90%	0.90%
Investment Income Ratio (B)	1.94%	0.31%	2.09%	2.35%	2.96%
Total Return (C)	1.09%	15.82%	24.52%	-28.84%	4.57%
	Fidelity
	VIP Equity-Income Fund
	Years Ended December 31,
Selected Per Unit and Supplementary Data:	2011	2010	2009	2008	2007
Unit value, beginning of year	$40.66	$35.64	$27.59	$48.50	$48.16
Unit value, end of year	$40.61	$40.66	$35.64	$27.59	$48.50
Units outstanding (000's), beginning of year	3,148	3,325	3,226	3,514	4,162
Units Issued (000's)	505	682	945	672	840
Units Redeemed (000's)	(782)	(859)	(846)	(960)	(1,488)
Units Outstanding (000's), end of year	2,871	3,148	3,325	3,226	3,514
Net Assets (000's)	$116,589	$127,993	$118,509	$89,012	$170,433
Expense Ratio (A)(D)	1.10%	0.93%	0.80%	0.80%	0.80%
Investment Income Ratio (B)	2.46%	1.87%	2.41%	2.45%	1.75%
Total Return (C)	-0.13%	14.09%	29.17%	-43.11%	0.72%

(A)  This ratio represents the annualized Contract expenses of the Separate Account, consisting primarily of administrative, distribution and expense risk charges, for each period indicated. The ratio includes only those expenses that result in a direct reduction to unit values (commonly referred to as Separate Account asset-based charges). Charges made directly to participant accounts through the redemption of units and expenses of the underlying fund are excluded.

(B)  This amount represents the dividends, excluding distributions of capital gains, received by the Separate Account fund from the underlying fund, net of the underlying fund's net management fees and expenses, divided by the average net assets of the Separate Account fund. This ratio excludes those expenses, such as Separate Account asset-based charges, that result in direct reductions in the unit values. The recognition of investment income by the Separate Account fund is affected by the timing of the declaration of dividends by the underlying fund in which the Separate Account fund invests.

(C)  The total return is calculated for each period indicated or from the effective date through the end of the reporting period. It includes changes in the value of the underlying fund, and reflects deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units (such as the contingent $2 monthly service charge); inclusion of these expenses in the calculation would result in a reduction in the total return presented.

(D)  Absent reimbursement by Fidelity, the expense ratio would have been 0.90% in 2007 through 2009, 1.03% in 2010 and 1.20% in 2011.

MUTUAL OF AMERICA SEPARATE ACCOUNT NO. 2
NOTES TO FINANCIAL STATEMENTS (Continued)

4. Financial Highlights (Continued)

	Fidelity
	VIP Asset Manager Fund
	Years Ended December 31,
Selected Per Unit and Supplementary Data:	2011	2010	2009	2008	2007
Unit value, beginning of year	$34.23	$30.23	$23.60	$33.38	$29.13
Unit value, end of year	$32.99	$34.23	$30.23	$23.60	$33.38
Units outstanding (000's), beginning of year	2,202	2,303	2,156	1,884	1,929
Units Issued (000's)	406	554	738	935	477
Units Redeemed (000's)	(566)	(655)	(591)	(663)	(522)
Units Outstanding (000's), end of year	2,042	2,202	2,303	2,156	1,884
Net Assets (000's)	$67,361	$75,357	$69,626	$50,886	$62,896
Expense Ratio (A)(D)	1.10%	0.93%	0.80%	0.80%	0.80%
Investment Income Ratio (B)	1.95%	1.76%	2.58%	2.77%	6.21%
Total Return (C)	-3.62%	13.21%	28.08%	-29.29%	14.58%
	Fidelity
	VIP Contrafund
	Years Ended December 31,
Selected Per Unit and Supplementary Data:	2011	2010	2009	2008	2007
Unit value, beginning of year	$45.43	$39.12	$29.06	$50.95	$43.68
Unit value, end of year	$43.80	$45.43	$39.12	$29.06	$50.95
Units outstanding (000's), beginning of year	7,505	7,863	7,551	7,826	8,202
Units Issued (000's)	1,099	1,580	2,167	1,669	1,916
Units Redeemed (000's)	(1,793)	(1,938)	(1,855)	(1,944)	(2,292)
Units Outstanding (000's), end of year	6,811	7,505	7,863	7,551	7,826
Net Assets (000's)	$298,340	$340,978	$307,589	$219,398	$398,753
Expense Ratio (A)(D)	1.10%	0.93%	0.80%	0.80%	0.80%
Investment Income Ratio (B)	0.99%	1.27%	1.47%	0.98%	0.98%
Total Return (C)	-3.59%	16.14%	34.63%	-42.97%	16.65%

(A)  This ratio represents the annualized Contract expenses of the Separate Account, consisting primarily of administrative, distribution and expense risk charges, for each period indicated. The ratio includes only those expenses that result in a direct reduction to unit values (commonly referred to as Separate Account asset-based charges). Charges made directly to participant accounts through the redemption of units and expenses of the underlying fund are excluded.

(B)  This amount represents the dividends, excluding distributions of capital gains, received by the Separate Account fund from the underlying fund, net of the underlying fund's net management fees and expenses, divided by the average net assets of the Separate Account fund. This ratio excludes those expenses, such as Separate Account asset-based charges, that result in direct reductions in the unit values. The recognition of investment income by the Separate Account fund is affected by the timing of the declaration of dividends by the underlying fund in which the Separate Account fund invests.

(C)  The total return is calculated for each period indicated or from the effective date through the end of the reporting period. It includes changes in the value of the underlying fund, and reflects deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units (such as the contingent $2 monthly service charge); inclusion of these expenses in the calculation would result in a reduction in the total return presented.

(D)  Absent reimbursement by Fidelity, the expense ratio would have been 0.90% in 2007 through 2009, 1.03% in 2010 and 1.20% in 2011.

MUTUAL OF AMERICA SEPARATE ACCOUNT NO. 2
NOTES TO FINANCIAL STATEMENTS (Continued)

4. Financial Highlights (Continued)

	Fidelity
	VIP Mid Cap Fund
	Years Ended December 31,
Selected Per Unit and Supplementary Data:	2011	2010	2009	2008	2007
Unit value, beginning of year	$47.79	$37.44	$26.94	$44.84	$39.10
Unit value, end of year	$42.25	$47.79	$37.44	$26.94	$44.84
Units outstanding (000's), beginning of year	2,121	1,821	1,287	1,239	789
Units Issued (000's)	511	921	1,081	504	876
Units Redeemed (000's)	(869)	(621)	(547)	(456)	(426)
Units Outstanding (000's), end of year	1,763	2,121	1,821	1,287	1,239
Net Assets (000's)	$74,490	$101,338	$68,172	$34,685	$55,555
Expense Ratio (A)(D)	1.10%	0.93%	0.80%	0.80%	0.80%
Investment Income Ratio (B)	0.24%	0.42%	0.81%	0.47%	0.95%
Total Return (C)	-11.59%	27.65%	38.97%	-39.93%	14.70%
	Vanguard
	VIF Diversified Value Fund
	Years Ended December 31,
Selected Per Unit and Supplementary Data:	2011	2010	2009	2008	2007
Unit value, beginning of year	$14.95	$13.82	$10.98	$17.36	$16.85
Unit value, end of year	$15.35	$14.95	$13.82	$10.98	$17.36
Units outstanding (000's), beginning of year	3,101	2,945	2,398	2,477	2,229
Units Issued (000's)	1,211	1,152	1,386	962	1,984
Units Redeemed (000's)	(1,033)	(996)	(839)	(1,041)	(1,736)
Units Outstanding (000's), end of year	3,279	3,101	2,945	2,398	2,477
Net Assets (000's)	$50,350	$46,371	$40,686	$26,345	$42,997
Expense Ratio (A)	1.20%	1.03%	0.90%	0.90%	0.90%
Investment Income Ratio (B)	1.96%	2.45%	3.92%	2.82%	1.58%
Total Return (C)	2.68%	8.22%	25.79%	-36.72%	3.00%

(1)  For the period July 1, 2005 (commencement of operations) to December 31, 2005.

(A)  This ratio represents the annualized Contract expenses of the Separate Account, consisting primarily of administrative, distribution and expense risk charges, for each period indicated. The ratio includes only those expenses that result in a direct reduction to unit values (commonly referred to as Separate Account asset-based charges). Charges made directly to participant accounts through the redemption of units and expenses of the underlying fund are excluded.

(B)  This amount represents the dividends, excluding distributions of capital gains, received by the Separate Account fund from the underlying fund, net of the underlying fund's net management fees and expenses, divided by the average net assets of the Separate Account fund. This ratio excludes those expenses, such as Separate Account asset-based charges, that result in direct reductions in the unit values. The recognition of investment income by the Separate Account fund is affected by the timing of the declaration of dividends by the underlying fund in which the Separate Account fund invests.

(C)  The total return is calculated for each period indicated or from the effective date through the end of the reporting period. It includes changes in the value of the underlying fund, and reflects deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units (such as the contingent $2 monthly service charge); inclusion of these expenses in the calculation would result in a reduction in the total return presented.

(D)  Absent reimbursement by Fidelity, the expense ratio would have been 0.90% in 2007 through 2009, 1.03% in 2010 and 1.20% in 2011.

MUTUAL OF AMERICA SEPARATE ACCOUNT NO. 2
NOTES TO FINANCIAL STATEMENTS (Continued)

4. Financial Highlights (Continued)

	Vanguard
	VIF International Fund
	Years Ended December 31,
Selected Per Unit and Supplementary Data:	2011	2010	2009	2008	2007
Unit value, beginning of year	$22.36	$19.52	$13.80	$25.27	$21.72
Unit value, end of year	$19.10	$22.36	$19.52	$13.80	$25.27
Units outstanding (000's), beginning of year	4,520	4,567	3,446	3,084	1,834
Units Issued (000's)	1,183	1,507	2,175	1,498	2,234
Units Redeemed (000's)	(1,294)	(1,554)	(1,054)	(1,136)	(984)
Units Outstanding (000's), end of year	4,409	4,520	4,567	3,446	3,084
Net Assets (000's)	$84,232	$101,070	$89,154	$47,544	$77,952
Expense Ratio (A)	1.20%	1.03%	0.90%	0.90%	0.90%
Investment Income Ratio (B)	1.55%	1.58%	3.45%	2.41%	1.44%
Total Return (C)	-14.56%	14.54%	41.50%	-45.41%	16.35%
	DWS
	Bond Fund
	Years Ended December 31,
Selected Per Unit and Supplementary Data:	2011	2010	2009	2008	2007
Unit value, beginning of year	$17.55	$16.60	$15.22	$18.45	$17.87
Unit value, end of year	$18.32	$17.55	$16.60	$15.22	$18.45
Units outstanding (000's), beginning of year	1,433	1,449	1,481	1,533	1,648
Units Issued (000's)	296	396	420	389	416
Units Redeemed (000's)	(366)	(412)	(452)	(441)	(531)
Units Outstanding (000's), end of year	1,363	1,433	1,449	1,481	1,533
Net Assets (000's)	$24,975	$25,137	$24,053	$22,536	$28,278
Expense Ratio (A)	1.20%	1.03%	0.90%	0.90%	0.90%
Investment Income Ratio (B)	4.33%	4.25%	8.10%	5.58%	4.69%
Total Return (C)	4.42%	5.70%	9.07%	-17.52%	3.23%

(A)  This ratio represents the annualized Contract expenses of the Separate Account, consisting primarily of administrative, distribution and expense risk charges, for each period indicated. The ratio includes only those expenses that result in a direct reduction to unit values (commonly referred to as Separate Account asset-based charges). Charges made directly to participant accounts through the redemption of units and expenses of the underlying fund are excluded.

(B)  This amount represents the dividends, excluding distributions of capital gains, received by the Separate Account fund from the underlying fund, net of the underlying fund's net management fees and expenses, divided by the average net assets of the Separate Account fund. This ratio excludes those expenses, such as Separate Account asset-based charges, that result in direct reductions in the unit values. The recognition of investment income by the Separate Account fund is affected by the timing of the declaration of dividends by the underlying fund in which the Separate Account fund invests.

(C)  The total return is calculated for each period indicated or from the effective date through the end of the reporting period. It includes changes in the value of the underlying fund, and reflects deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units (such as the contingent $2 monthly service charge); inclusion of these expenses in the calculation would result in a reduction in the total return presented.

MUTUAL OF AMERICA SEPARATE ACCOUNT NO. 2
NOTES TO FINANCIAL STATEMENTS (Continued)

4. Financial Highlights (Continued)

	DWS
	Capital Growth Fund
	Years Ended December 31,
Selected Per Unit and Supplementary Data:	2011	2010	2009	2008	2007
Unit value, beginning of year	$40.54	$35.09	$27.91	$42.02	$37.66
Unit value, end of year	$38.26	$40.54	$35.09	$27.91	$42.02
Units outstanding (000's), beginning of year	3,631	3,818	3,956	4,226	5,086
Units Issued (000's)	286	631	759	535	467
Units Redeemed (000's)	(751)	(818)	(897)	(805)	(1,327)
Units Outstanding (000's), end of year	3,166	3,631	3,818	3,956	4,226
Net Assets (000's)	$121,130	$147,189	$133,998	$110,403	$177,582
Expense Ratio (A)	1.20%	1.03%	0.90%	0.90%	0.90%
Investment Income Ratio (B)	0.78%	0.92%	1.32%	0.00%	0.62%
Total Return (C)	-5.61%	15.52%	25.73%	-33.58%	11.57%
	DWS
	International Fund
	Years Ended December 31,
Selected Per Unit and Supplementary Data:	2011	2010	2009	2008	2007
Unit value, beginning of year	$18.08	$17.97	$13.58	$26.47	$23.31
Unit value, end of year	$14.89	$18.08	$17.97	$13.58	$26.47
Units outstanding (000's), beginning of year	3,535	4,001	4,088	4,449	4,862
Units Issued (000's)	337	749	1,005	693	858
Units Redeemed (000's)	(876)	(1,215)	(1,092)	(1,054)	(1,271)
Units Outstanding (000's), end of year	2,996	3,535	4,001	4,088	4,449
Net Assets (000's)	$44,595	$63,918	$71,911	$55,525	$117,763
Expense Ratio (A)	1.20%	1.03%	0.90%	0.90%	0.90%
Investment Income Ratio (B)	1.81%	2.20%	4.37%	1.38%	2.39%
Total Return (C)	-17.66%	0.58%	32.32%	-48.68%	13.55%

(A)  This ratio represents the annualized Contract expenses of the Separate Account, consisting primarily of administrative, distribution and expense risk charges, for each period indicated. The ratio includes only those expenses that result in a direct reduction to unit values (commonly referred to as Separate Account asset-based charges). Charges made directly to participant accounts through the redemption of units and expenses of the underlying fund are excluded.

(B)  This amount represents the dividends, excluding distributions of capital gains, received by the Separate Account fund from the underlying fund, net of the underlying fund's net management fees and expenses, divided by the average net assets of the Separate Account fund. This ratio excludes those expenses, such as Separate Account asset-based charges, that result in direct reductions in the unit values. The recognition of investment income by the Separate Account fund is affected by the timing of the declaration of dividends by the underlying fund in which the Separate Account fund invests.

(C)  The total return is calculated for each period indicated or from the effective date through the end of the reporting period. It includes changes in the value of the underlying fund, and reflects deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units (such as the contingent $2 monthly service charge); inclusion of these expenses in the calculation would result in a reduction in the total return presented.

MUTUAL OF AMERICA SEPARATE ACCOUNT NO. 2
NOTES TO FINANCIAL STATEMENTS (Continued)

4. Financial Highlights (Continued)

	Oppenheimer
	VA Main Street Fund
	Years Ended December 31,
Selected Per Unit and Supplementary Data:	2011	2010	2009	2008	2007
Unit value, beginning of year	$22.80	$19.84	$15.60	$25.59	$24.73
Unit value, end of year	$22.52	$22.80	$19.84	$15.60	$25.59
Units outstanding (000's), beginning of year	460	444	325	271	243
Units Issued (000's)	152	187	301	173	195
Units Redeemed (000's)	(177)	(171)	(182)	(119)	(167)
Units Outstanding (000's), end of year	435	460	444	325	271
Net Assets (000's)	$9,790	$10,481	$8,800	$5,071	$6,938
Expense Ratio (A)	1.20%	1.03%	0.90%	0.90%	0.90%
Investment Income Ratio (B)	0.83%	1.03%	1.70%	1.39%	0.95%
Total Return (C)	-1.20%	14.92%	27.13%	-39.02%	3.48%
	American Century
	VP Capital Appreciation Fund
	Years Ended December 31,
Selected Per Unit and Supplementary Data:	2011	2010	2009	2008	2007
Unit value, beginning of year	$26.12	$20.05	$14.72	$27.54	$19.01
Unit value, end of year	$24.19	$26.12	$20.05	$14.72	$27.54
Units outstanding (000's), beginning of year	5,890	5,766	5,253	6,052	3,985
Units Issued (000's)	1,804	2,018	2,540	1,997	4,898
Units Redeemed (000's)	(2,193)	(1,894)	(2,027)	(2,796)	(2,831)
Units Outstanding (000's), end of year	5,501	5,890	5,766	5,253	6,052
Net Assets (000's)	$133,070	$153,850	$115,614	$77,335	$166,652
Expense Ratio (A)(D)	0.95%	0.78%	0.65%	0.65%	0.65%
Investment Income Ratio (B)	—	—	0.76%	0.00%	0.00%
Total Return (C)	-7.39%	30.28%	36.18%	-46.53%	44.85%

(A)  This ratio represents the annualized Contract expenses of the Separate Account, consisting primarily of administrative, distribution and expense risk charges, for each period indicated. The ratio includes only those expenses that result in a direct reduction to unit values (commonly referred to as Separate Account asset-based charges). Charges made directly to participant accounts through the redemption of units and expenses of the underlying fund are excluded.

(B)  This amount represents the dividends, excluding distributions of capital gains, received by the Separate Account fund from the underlying fund, net of the underlying fund's net management fees and expenses, divided by the average net assets of the Separate Account fund. This ratio excludes those expenses, such as Separate Account asset-based charges, that result in direct reductions in the unit values. The recognition of investment income by the Separate Account fund is affected by the timing of the declaration of dividends by the underlying fund in which the Separate Account fund invests.

(C)  The total return is calculated for each period indicated or from the effective date through the end of the reporting period. It includes changes in the value of the underlying fund, and reflects deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units (such as the contingent $2 monthly service charge); inclusion of these expenses in the calculation would result in a reduction in the total return presented.

(D)  Absent reimbursement by American Century, the expense ratio would have been 0.90% in 2007 through 2009, 1.03% in 2010 and 1.20% in 2011.

MUTUAL OF AMERICA SEPARATE ACCOUNT NO. 2
NOTES TO FINANCIAL STATEMENTS (Continued)

4. Financial Highlights (Continued)

	Calvert
	VP SRI Balanced Fund
	Years Ended December 31,
Selected Per Unit and Supplementary Data:	2011	2010	2009	2008	2007
Unit value, beginning of year	$3.55	$3.20	$2.57	$3.78	$3.71
Unit value, end of year	$3.66	$3.55	$3.20	$2.57	$3.78
Units outstanding (000's), beginning of year	16,772	16,832	15,959	16,324	17,358
Units Issued (000's)	2,329	3,298	3,977	2,896	3,028
Units Redeemed (000's)	(3,209)	(3,358)	(3,104)	(3,261)	(4,062)
Units Outstanding (000's), end of year	15,892	16,772	16,832	15,959	16,324
Net Assets (000's)	$58,236	$59,488	$53,807	$41,087	$61,749
Expense Ratio (A)	1.20%	1.03%	0.90%	0.90%	0.90%
Investment Income Ratio (B)	1.33%	1.47%	2.30%	2.54%	2.45%
Total Return (C)	3.32%	10.95%	24.17%	-31.94%	1.83%

(A)  This ratio represents the annualized Contract expenses of the Separate Account, consisting primarily of administrative, distribution and expense risk charges, for each period indicated. The ratio includes only those expenses that result in a direct reduction to unit values (commonly referred to as Separate Account asset-based charges). Charges made directly to participant accounts through the redemption of units and expenses of the underlying fund are excluded.

(B)  This amount represents the dividends, excluding distributions of capital gains, received by the Separate Account fund from the underlying fund, net of the underlying fund's net management fees and expenses, divided by the average net assets of the Separate Account fund. This ratio excludes those expenses, such as Separate Account asset-based charges, that result in direct reductions in the unit values. The recognition of investment income by the Separate Account fund is affected by the timing of the declaration of dividends by the underlying fund in which the Separate Account fund invests.

(C)  The total return is calculated for each period indicated or from the effective date through the end of the reporting period. It includes changes in the value of the underlying fund, and reflects deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units (such as the contingent $2 monthly service charge); inclusion of these expenses in the calculation would result in a reduction in the total return presented.

5. Subsequent Events

Management has considered any events that occurred subsequent to December 31, 2011, the date of Separate Account No. 2's financial statements, through April 27, 2012, the date of the issuance of the financial statements, to determine whether any of those events impacted the financial statements. Management determined that no events have occurred subsequent to the date of Separate Account No. 2's financial statements that would require recognition or additional disclosures in these financial statements.

MUTUAL OF AMERICA LIFE INSURANCE COMPANY

Consolidated Statutory Financial Statements

For The Years Ended December 31, 2011, 2010 and 2009

Together With Report of Independent Registered Public Accounting Firm

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Directors
Mutual of America Life Insurance Company:

We have audited the accompanying consolidated statutory statements of financial condition of Mutual of America Life Insurance Company and subsidiaries as of December 31, 2011 and 2010, and the related consolidated statutory statements of operations and surplus, and cash flows for each of the years in the three year period ended December 31, 2011. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

As described more fully in Notes 1 and 9 to the consolidated statutory financial statements, the Company prepared these financial statements using accounting practices prescribed or permitted by the New York State Department of Financial Services, which practices differ from U.S. generally accepted accounting principles. The effects on the financial statements of the variances between the statutory accounting practices and U.S. generally accepted accounting principles, although not reasonably determinable, are presumed to be material.

In our opinion, because of the effects of the matter discussed in the preceding paragraph, the financial statements referred to above do not present fairly, in conformity with U.S. generally accepted accounting principles, the financial position of Mutual of America Life Insurance Company and subsidiaries as of December 31, 2011 and 2010, or the results of their operations or their cash flows for the years then ended.

Also, in our opinion, the consolidated statutory financial statements referred to above present fairly, in all material respects, the financial position of Mutual of America Life Insurance Company and subsidiaries as of December 31, 2011 and 2010, and the results of their operations and their cash flows for each of the years in the three year period ended December 31, 2011, in conformity with accounting practices prescribed or permitted by the New York State Department of Financial Services.

As described in Notes 1, 2 and 7 to the consolidated statutory financial statements, in 2009, Mutual of America Life Insurance Company changed its accounting for electronic data processing equipment, evaluation and classification of other than temporary impairment losses for certain investments and net deferred income tax assets that can be treated as an admitted asset, in accordance with amendments to Regulation No. 172 by the New York State Department of Financial Services.

New York, New York
March 20, 2012

MUTUAL OF AMERICA LIFE INSURANCE COMPANY
CONSOLIDATED STATUTORY STATEMENTS OF FINANCIAL CONDITION
December 31, 2011 and 2010

	2011	2010
ASSETS
General account assets
Bonds and notes	$6,997,640,298	$6,572,702,783
Common stocks	44,784,304	41,444,347
Cash and short-term investments	7,127,969	18,104,455
Guaranteed funds transferable	30,338,989	35,970,904
Mortgage loans	1,262,625	1,773,231
Real estate	253,146,871	255,071,606
Policy loans	101,251,111	96,584,804
Investment income accrued	86,554,296	87,714,814
Deferred federal income taxes	64,330,201	61,500,402
Other assets	18,175,759	19,474,812
Total General Account assets	7,604,612,423	7,190,342,158
Separate account assets	5,899,846,871	6,471,430,662
TOTAL ASSETS	$13,504,459,294	$13,661,772,820
LIABILITIES AND SURPLUS
General account liabilities
Insurance and annuity reserves	$6,434,183,841	$6,088,492,384
Other contract holders liabilities and reserves	11,705,941	10,669,244
Interest maintenance reserve	121,021,902	109,488,765
Other liabilities	142,160,266	108,749,682
Total General Account liabilities before asset valuation reserve	6,709,071,950	6,317,400,075
Separate account reserves and other liabilities	5,899,846,871	6,471,430,662
Total liabilities before asset valuation reserve	12,608,918,821	12,788,830,737
Asset valuation reserve	49,398,157	38,294,357
Total liabilities	12,658,316,978	12,827,125,094
SURPLUS
Assigned surplus	1,150,000	1,150,000
Unassigned surplus	844,992,316	833,497,726
Total surplus	846,142,316	834,647,726
TOTAL LIABILITIES AND SURPLUS	$13,504,459,294	$13,661,772,820

See accompanying notes to consolidated statutory financial statements.

MUTUAL OF AMERICA LIFE INSURANCE COMPANY
CONSOLIDATED STATUTORY STATEMENTS OF OPERATIONS AND SURPLUS
For the Years Ended December 31, 2011, 2010 and 2009

	2011	2010	2009
INCOME
Premium and annuity considerations	$1,538,892,743	$1,661,747,896	$1,427,187,788
Life and disability insurance premiums	13,886,053	13,146,574	14,805,006
Total considerations and premiums	1,552,778,796	1,674,894,470	1,441,992,794
Separate account investment and administrative fees	65,094,291	53,150,823	38,252,801
Net investment income	377,268,689	375,784,317	372,770,684
Other, net	6,246,114	7,275,271	5,285,057
Total income	2,001,387,890	2,111,104,881	1,858,301,336
DEDUCTIONS
Change in insurance annuity reserves	(89,458,988)	399,572,896	564,438,203
Annuity and surrender benefits	1,800,587,572	1,448,781,003	1,064,657,605
Death and disability benefits	10,712,145	12,315,225	11,830,773
Operating expenses	233,615,612	233,793,473	215,308,676
Total deductions	1,955,456,341	2,094,462,597	1,856,235,257
Net gain before dividends	45,931,549	16,642,284	2,066,079
Dividends to contractholders and policyholders	(63,478)	(143,091)	(293,101)
Net gain from operations	45,868,071	16,499,193	1,772,978
Federal income tax (expense) benefit	(3,588,525)	(623,249)	396,898
Net realized capital gains (losses)	4,180,014	876,550	(6,046,557)
Net income (loss)	46,459,560	16,752,494	(3,876,681)
SURPLUS TRANSACTIONS
Change in:
Asset valuation reserve	(11,103,800)	1,701,164	(10,549,857)
Unrealized capital (losses) gains, net	(6,332,697)	(4,890,964)	15,428,010
Non-admitted assets and other, net	14,903,373	11,859,376	14,075,428
Minimum pension liability	(38,169,000)	4,601,000	(2,212,000)
Reserve valuation basis	—	—	(27,573,033)
Net deferred income tax asset	2,348,842	2,954,915	(4,352,910)
Incremental increase in net deferred income tax asset	3,388,312	4,764,918	33,324,972
Cumulative effect of change in accounting principles related to:
EDP equipment	—	—	(560,199)
Accrued investment income	—	—	(739,074)
Net change in surplus	11,494,590	37,742,903	12,964,656
SURPLUS
Beginning of year	834,647,726	796,904,823	783,940,167
End of year	$846,142,316	$834,647,726	$796,904,823

See accompanying notes to consolidated statutory financial statements.

MUTUAL OF AMERICA LIFE INSURANCE COMPANY
CONSOLIDATED STATUTORY STATEMENTS OF CASH FLOWS
For the Years Ended December 31, 2011, 2010 and 2009

	2011	2010	2009
CASH FLOWS FROM OPERATIONS
Premium and other income collected	$1,552,787,943	$1,674,909,131	$1,442,016,919
Net investment income	370,030,699	353,598,789	348,977,291
Separate account investment and administrative fees	70,195,255	53,150,823	38,252,801
Benefit payments	(1,814,145,531)	(1,469,601,467)	(1,102,019,712)
Net transfers from (to) separate accounts	462,476,673	(74,254,959)	(175,419,372)
Investment and operating expenses paid	(192,926,103)	(222,272,452)	(203,982,736)
Other, net	—	7,466,620	6,031,841
Dividends paid to policyholders	(152,837)	(308,858)	(1,145,153)
Net cash from operations	448,266,099	322,687,627	352,711,879
CASH FLOWS FROM INVESTMENTS
Proceeds from investments sold, matured or repaid:
Bonds	1,887,900,195	2,359,564,118	2,796,755,093
Common stock	5,974,389	48,843,683	1,553,483
Mortgage loans	510,606	470,320	433,191
Real estate	8,643,974	8,481,638	—
Other invested assets	5,631,915	5,652,805	5,052,695
Other	2,033,693	2,014,554	(7,052,016)
Total	1,910,694,772	2,425,027,118	2,796,742,446
Costs of investment acquired:
Bonds	(2,314,295,326)	(2,638,243,543)	(2,989,355,066)
Common stock	(6,468,153)	(1,876,746)	(2,681,565)
Real estate	(6,719,237)	(3,990,940)	8,001,395
Other	—	(2,591,494)	—
Total	(2,327,482,716)	(2,646,702,723)	(2,984,035,236)
Net change in policy loans	(4,669,206)	(5,177,650)	1,085,433
Net cash used in investment activity	(421,457,150)	(226,853,255)	(186,207,357)
CASH FLOW FROM FINANCING AND OTHER SOURCES
Net withdrawals on deposit-type contracts	(41,144,669)	(101,428,940)	(234,839,546)
Other cash applied	3,359,234	8,294,304	(6,134,952)
Net cash applied from financing and others sources	(37,785,435)	(93,134,636)	(240,974,498)
Net change in cash, cash equivalents and short-term investments	(10,976,486)	2,699,736	(74,469,976)
CASH, CASH EQUIVALENTS AND SHORT-TERM INVESTMENTS:
Beginning of year	18,104,455	15,404,719	89,874,695
End of year	$7,127,969	$18,104,455	$15,404,719

See accompanying notes to consolidated statutory financial statements.

MUTUAL OF AMERICA LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED STATUTORY FINANCIAL STATEMENTS
December 31, 2011, 2010 and 2009

1. Summary of Significant Accounting Policies

Principles of Consolidation

The accompanying financial statements include the consolidated accounts of Mutual of America Life Insurance Company ("Mutual of America") and its wholly owned subsidiaries (collectively referred to as the "Company"), as permitted by the New York State Department of Financial Services (formerly known as the State of New York Insurance Department). Significant intercompany balances and transactions have been eliminated in consolidation.

Nature of Operations

Mutual of America provides retirement and employee benefit plans in the small to medium-size company market, principally to employees in the not-for-profit social health and welfare field. In recent years, the Company has expanded to include for-profit organizations in the small to medium-size company market. The insurance company in the group is licensed in all 50 states and the District of Columbia. Sales operations are conducted primarily through a network of regional offices staffed by salaried consultants.

Basis of Presentation

The accompanying financial statements are presented in conformity with statutory accounting practices prescribed or permitted by the New York State Department of Financial Services ("New York Department"). Such practices differ from U.S. generally accepted accounting principles ("GAAP"). The significant variances between such practices and GAAP are described in Note 9. The ability of the Company to fulfill its obligations to contractholders and policyholders is of primary concern to insurance regulatory authorities.

The National Association of Insurance Commissioners ("NAIC") has codified statutory accounting principles ("Codification"). The New York Department issued Regulation No. 172 ("Regulation No. 172"), which adopted Codification, with certain significant modifications, as the prescribed basis of accounting for its domestic insurers. Periodically, the New York Department amends Regulation No. 172 for revisions in the prescribed basis of accounting. All changes required by New York Regulation No. 172, as amended through December 31, 2011, are reflected in the accompanying consolidated statutory financial statements.

During 2010, Regulation No. 172 was amended to adopt the accounting change and new disclosure requirements set forth in Statement of Statutory Accounting Principles No. 100 titled "Fair Value Measurements" ("SSAP No. 100") under which the criteria used to determine the fair value of certain types of investment securities was changed. As a result of this change, the Company recorded an $11.7 million unrealized loss to adjust the carrying value of four loan-backed securities in its portfolio to their estimated current fair value. These bonds had an adjusted book value of $27.5 million prior to the recognition of this unrealized loss. SSAP No. 100 also established the valuation hierarchy for measuring fair value and established disclosure requirements about fair value. At December 31, 2011 and 2010, the Company elected to disclose the inputs used to determine fair value for all of its assets that are considered financial instruments and not just those financial instruments required to be reported at fair value in the Statement of Financial Condition as required under SSAP No. 100.

During 2009, Regulation No. 172 was amended to eliminate the differing accounting treatment for certain electronic data processing ("EDP") software and hardware, and the recognition of due and unpaid

MUTUAL OF AMERICA LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED STATUTORY FINANCIAL STATEMENTS (Continued)
December 31, 2011, 2010 and 2009

1. Summary of Significant Accounting Policies (Continued)

interest on securities in default between Codification and Regulation No. 172. As a result of this change, Regulation No. 172 now permits all EDP equipment to be reflected as an admitted asset whereas, previously, the vast majority of such assets were required to be treated as non-admitted assets. However, the amended regulation generally requires that all EDP equipment be depreciated over a shorter estimated useful life. As a result of these changes, in 2009 non-admitted assets decreased and surplus increased by $22.9 million to reflect the admissibility of EDP equipment, which was offset by a $23.5 million charge to surplus in order to reflect the shorter estimated useful life of EDP equipment under Codification. Both of these adjustments resulted in a net $.6 million charge to surplus, which is shown as a separate line item in the Consolidated Statutory Statement of Operations and Surplus. Furthermore, Regulation No. 172 now requires that investment income on defaulted bonds be recognized only to the extent it is deemed collectible. Effective January 1, 2009, $.7 million was charged to surplus to reflect the adoption of this required change in accounting principles.

In December 2009, the NAIC also issued a revision to Codification that changed the criteria for calculating the admitted portion of Mutual of America's net deferred income tax asset. Regulation No. 172 was amended to adopt this change in accounting principles at the end of December 2009.

The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent liabilities at the date of the financial statements, and the reported amounts of income and deductions during the reporting period. Actual results could differ from these estimates.

Asset Valuations

Bonds, Notes and Short-Term Investments — Investment valuations are prescribed by the NAIC. Bonds, which include asset-backed and mortgage-backed investments qualifying for amortization, and notes, are stated at amortized cost. Amortization of bond premium or discount is calculated using the constant yield interest method taking into consideration specified interest and principal provisions over the life of the bond. Short-term investments are stated at cost, which approximates fair value, and consist of highly liquid investments purchased with maturities of one year or less. Bond, note and short-term investment transactions are recorded on a trade date basis. The fair value of bonds and notes is based upon quoted market prices provided by an independent pricing organization. If quoted market prices are unavailable or an inactive market for the security currently exists, fair value is estimated using internal valuation models and techniques or based upon quoted market prices for comparable investments. At December 31, 2011, there were five securities with a fair value of $26.9 million for which no quoted market prices were available. As such, the Company used internal valuation models and techniques to determine the fair value of these securities. The Company recorded an unrealized loss of $5.1 million during 2011 to adjust the carrying value of five of these securities, which were required to be reported at the lower of amortized cost or fair value, to their current fair value at December 31, 2011. At December 31, 2010, there were several securities with a fair value of $38.2 million that were valued using this methodology. Bonds, where the NAIC rating has fallen to class six and the fair value is below amortized cost, are carried at the lower of amortized cost or fair value.

On December 31, 2011 the rating of one asset-backed security with a book value of $12.0 million was lowered to an NAIC class six, which requires that the security be reported at the lower of amortized cost

MUTUAL OF AMERICA LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED STATUTORY FINANCIAL STATEMENTS (Continued)
December 31, 2011, 2010 and 2009

1. Summary of Significant Accounting Policies (Continued)

or fair value. While the results of the valuation testing determined that this security did not have an other than temporary credit impairment, a $7.7 million interest-rate related loss was recorded to adjust this security to its estimated fair value at December 31, 2011 and was accounted for as a realized capital loss charged to the Interest Maintenance Reserve ("IMR"). Given the current inactivity for this security, its fair value was estimated using internal valuation models and techniques.

Losses that are considered to be other than temporary are recognized in net income when incurred. All bonds are subjected to the Company's quarterly review process for identifying other than temporary impairments. This impairment identification process utilizes a screening procedure that includes all bonds in default or not in good standing, as well as bonds with a fair value that is less than 80% of their cost for a continuous six-month period. The Company writes down bonds that it deems to have an other than temporary impairment after considering a wide range of factors, including, but not limited to, the extent to which cost exceeds fair value, the duration of that market decline, an analysis of the discounted estimated future cash flows for asset-backed and mortgage-backed securities, an analysis of the financial health and specific prospects for the issuer, the likelihood that the Company will be able to collect all amounts due according to the contractual terms of the debt security in effect at the date of acquisition, consideration as to whether the decline in value is due to general changes in interest rates and credit spreads and the Company's intent and ability to retain its investment in the issuer for a period of time sufficient to allow for any anticipated recovery in fair value. Effective January 1, 2010, if an impairment is determined to be other than temporary, a realized capital loss equal to the entire difference between the amortized cost of the bond and its fair value is recorded and a new cost basis for the bond is established. Credit related other than temporary impairment losses are recorded as realized capital losses included in net income (and through the asset valuation reserve), whereas interest-related other-than-temporary impairment losses are recorded in the Interest Maintenance Reserve.

Common and Preferred Stocks — At December 31, 2011 and 2010, common stocks include $34.8 million and $34.5 million, respectively, invested in a sponsored series of mutual funds for institutional investors. The December 31, 2011 and 2010 amounts also include $3.3 million in each year, invested in an actively managed Mid-Cap Growth equity portfolio. Common stocks in good standing are stated at fair value. Fair value is determined by reference to valuations quoted by an independent pricing organization. Unrealized gains and losses are recorded directly to unassigned surplus. Preferred stock is carried at cost. During 2010, the preferred stock owned by the Company was called by its issuer and redeemed at par. A loss of $.1 million was recognized on this transaction.

Losses that are considered to be other-than-temporary are recognized in net income when incurred. All equity investments are subjected to the Company's quarterly review process for identifying other-than-temporary impairments. This impairment identification process utilizes a screening procedure that includes all common stock issuers not in good standing, as well as common stocks where the fair value is less than 80% of their cost for a continuous six-month period. The Company writes down common stocks that it deems to have an other-than-temporary impairment after considering a wide range of factors, including, but not limited to, the extent to which cost exceeds fair value, the duration of that market decline, an analysis of the financial health and specific prospects for the issuer and the Company's intent and ability to retain its investment for a period of time sufficient to allow for any

MUTUAL OF AMERICA LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED STATUTORY FINANCIAL STATEMENTS (Continued)
December 31, 2011, 2010 and 2009

1. Summary of Significant Accounting Policies (Continued)

anticipated recovery in fair value in the short-term. The Company also considers other qualitative and quantitative factors in its evaluation of other-than-temporary impairments.

Guaranteed Funds Transferable — Guaranteed funds transferable consists of funds held with a former reinsurer and is stated at the total principal amount of future guaranteed transfers to Mutual of America, net of a $1.5 million unrealized loss that was recorded as a direct reduction to unassigned surplus. No additional losses were recorded on this investment during 2011, 2010 and 2009.

Mortgage Loans — Mortgage loans are carried at amortized indebtedness. Impairments of individual loans that are considered other than temporary are recognized in net income when incurred. There were no impairment losses incurred during 2011, 2010 and 2009.

Real Estate — Real estate, which is classified as Company-occupied property, is carried at cost, including capital improvements, net of accumulated depreciation of $148.8 million, $140.2 million and $131.8 at December 31, 2011, 2010 and 2009, respectively, and is depreciated on a straight-line basis over 39 years. Tenant improvements on real estate investments are depreciated over the shorter of the lease term or the estimated life of the improvement.

Policy Loans — Policy loans are stated at the unpaid principal balance of the loan. There were no losses recognized during 2011 and 2010 and in 2009 a $.1 million loss was recognized on certain loans where the loan value exceeded the associated collateral on the loans and collection efforts on the unpaid balance of the loan were unsuccessful.

Other Assets — Certain other assets, such as net deferred income tax assets not expected to be realized within three years, furniture and fixtures and prepaid expenses, are considered "non-admitted assets" and are excluded from the consolidated statutory statements of financial condition.

Insurance and Annuity Reserves

Reserves for annuity contracts are computed on the net single premium method and represent the estimated present value of future retirement benefits. These reserves, which were $.9 billion at both December 31, 2011 and 2010, are based on mortality and interest rate assumptions (ranging predominately from 5.00% to 6.50% at both December 31, 2011 and 2010), which meet or exceed statutory requirements and are not subject to discretionary withdrawal. Effective January 1, 2009, the Company voluntarily lowered the interest rate used to value $.5 billion of fixed interest guarantee annuity contracts issued prior to that date. Such contracts, which had valuation rates ranging from 6.75% to 7.50%, were lowered to a valuation interest rate of either 5.00% or 6.50%, depending upon the expected remaining duration of such contracts, with shorter duration contracts being assigned a valuation interest rate of 5.00%. This change in reserve valuation basis was approved by the New York Department. The effect of this change was to increase policyholder reserves and reduce statutory surplus by $27.6 million at January 1, 2009. This change reflects the current lower interest rate environment that has developed since these annuity contracts were originally written many years ago.

Reserves for contractual funds not yet used for the purchase of annuities are accumulated at various credited interest rates that, during 2011 and 2010, averaged 2.50% and 2.90%, respectively, and are deemed sufficient to provide for contractual surrender values for these funds. These reserves, which

MUTUAL OF AMERICA LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED STATUTORY FINANCIAL STATEMENTS (Continued)
December 31, 2011, 2010 and 2009

1. Summary of Significant Accounting Policies (Continued)

were $5.4 billion and $5.0 billion at December 31, 2011 and 2010, respectively, are subject to discretionary withdrawal at book value.

Reserves for guaranteed investment contracts, which were $39.2 million and $33.0 million at December 31, 2011 and 2010, respectively, are accumulated at various guaranteed interest rates, which during 2011 and 2010 averaged 2.21% and 5.63% respectively, and meet statutory requirements. Reserves for life and disability insurance are based on mortality, morbidity and interest rate assumptions, which meet statutory requirements.

Interest Maintenance and Asset Valuation Reserves

Realized gains and losses, including certain other-than-temporary impairment losses, net of applicable taxes, arising from changes in interest rates are accumulated in the Interest Maintenance Reserve ("IMR") and are amortized into net investment income over the estimated remaining life of the investment sold. All other realized gains and losses are reported in the consolidated statements of operations.

An Asset Valuation Reserve ("AVR"), applying to the specific risk characteristics of all invested asset categories excluding cash, policy loans and investment income accrued, has been established based on a statutory formula. Realized and unrealized gains and losses, including other than temporary impairment losses arising from changes in the creditworthiness of the issuer, are included in the appropriate subcomponent of the AVR. Changes in the AVR are recorded directly to unassigned surplus.

Separate Account Operations

Variable annuity considerations and certain variable life insurance premiums may be allocated at participants' discretion among investment funds in Separate Accounts. Separate Account funds invest in mutual funds, including funds managed by Mutual of America Capital Management Corporation, a wholly owned subsidiary (the "Adviser"), and other funds managed by outside investment advisors. All net realized and unrealized capital gains in the Separate Accounts, which reflect investment performance of the mutual funds in which they invest, accrue directly to participants (net of administrative and other Separate Account charges) and are not reflected in the Company's Consolidated Statutory Statements of Operations and Surplus. Certain administrative and other charges are assessed as a percentage of Separate Account assets and vary based upon the average size of the participant's equity in the Separate Accounts and the level of administrative services provided. In 2011, 2010 and 2009, such charges were equal to approximately 1.04%, .91% and .86%, respectively, of total average Separate Account assets. Separate Account charges and investment advisory fees paid to the Adviser are included in the Consolidated Statutory Statement of Operations and Surplus. Investments held in the Separate Accounts are stated at fair value and are not available to satisfy liabilities of the General Account. Participants' corresponding equity in the Separate Accounts is reported as liabilities in the accompanying statements. Premiums and benefits related to the Separate Accounts are combined with the General Account in the accompanying statements. Net operating gains and losses are offset by changes to reserve liabilities in the respective Separate Accounts. These reserves, which were approximately $5.9 billion and $6.5 billion at December 31, 2011 and 2010, respectively, are subject to discretionary withdrawal at fair value.

MUTUAL OF AMERICA LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED STATUTORY FINANCIAL STATEMENTS (Continued)
December 31, 2011, 2010 and 2009

1. Summary of Significant Accounting Policies (Continued)

Premiums and Annuity Considerations

All annuity considerations derived from voluntary retirement-savings-type plans and defined benefit plans, which represents the vast majority of the Company's annual premiums, are recognized as income when received. Insurance premiums and annuity considerations derived solely from defined contribution plans are recognized as income when due. Group life and disability insurance premiums are recognized as income over the contract period.

Investment Income and Expenses

General Account investment income is reported as earned and is presented net of related investment expenses. Operating expenses, including acquisition costs for new business, are charged to operations as incurred.

Dividends

Dividends are based on formulas and scales approved by the Board of Directors and are accrued currently for payment subsequent to plan anniversary dates.

Certain 2010 and 2009 amounts included in the accompanying consolidated statutory financial statements have been reclassified to conform to the 2011 presentation.

2. Investments

Valuation

The statement and fair values of investments in fixed maturity securities (bonds and notes) at December 31, 2011 and 2010 are shown below. Excluding U.S. government and government agency investments, the Company is not exposed to any significant concentration of credit risk.

	Statement	Gross Unrealized		Fair
December 31, 2011 (in millions)	Value	Gains	Losses	Value
Fixed maturities:
Mortgage- and asset-backed securities:
Residential mortgage-backed securities	$2,337.5	$143.9	$.3	$2,481.1
Commerical mortgage-backed securities	—	—	—	—
Other asset-backed securities	23.9	.3	.1	24.1
Total	$2,361.4	$144.2	$.4	$2,505.2
U.S. Treasury securities and obligations of U.S. government corporations and agencies	910.8	66.5	—	977.3
Obligations of states and political subdivisions	23.0	3.5	—	26.5
Debt securities issued by foreign governments	34.6	4.7	—	39.3
Corporate securities	3,670.8	235.0	15.0	3,890.8
Total	$7,000.6	$453.9	$15.4	$7,439.1

MUTUAL OF AMERICA LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED STATUTORY FINANCIAL STATEMENTS (Continued)
December 31, 2011, 2010 and 2009

2. Investments (Continued)

	Statement	Gross Unrealized		Fair
December 31, 2010 (in millions)	Value	Gains	Losses	Value
Fixed maturities:
Mortgage- and asset-backed securities:
Residential mortgage-backed securities	$2,519.3	$113.3	$8.7	$2,623.9
Commerical mortgage-backed securities	2.5	—	—	2.5
Other asset-backed securities	17.3	.2	.1	17.4
Total	$2,539.1	$113.5	$8.8	$2,643.8
U.S. Treasury securities and obligations of U.S. government corporations and agencies	741.6	23.8	10.5	754.9
Obligations of states and political subdivisions	21.5	.8	—	22.3
Debt securities issued by foreign governments	34.2	4.4	.1	38.5
Corporate securities	3,250.4	202.9	18.1	3,435.2
Total	$6,586.8	$345.4	$37.5	$6,894.7

The Company does not have any exposure to subprime mortgage loans, either through direct investment in such loans or through investments in residential mortgage-backed securities, collateralized debt obligations or other similar investment vehicles. Approximately 95% of the $2.8 billion invested in mortgage-backed securities were issued by Fannie Mae (FNMA), Freddie Mac (FHLMC) or Ginnie Mae (GNMA) and, as such, are 100% guaranteed by the U.S. government. The Company does have investments in publicly traded bonds of financial institutions. These financial institutions may have investments with subprime exposure. At December 31, 2011, the statement value and fair value of the Company's bond investments in financial institutions totaled $891.8 million and $927.6 million, respectively. At December 31, 2010, the statement value and fair value of the Company's bond investments in financial institutions totaled $564.3 and $595.6 million, respectively.

Short-term fixed maturity securities with a statement value and fair value of $3.0 million and $14.1 million at December 31, 2011 and 2010, respectively, are included in the above tables. At December 31, 2011 and 2010, the Company had $3.3 million (par value $3.4 million), respectively, of its long-term fixed maturity securities on deposit with various state regulatory agencies.

Fair Value

The Company values its financial instruments at fair value. Fair value is an estimate of the price the Company would receive upon selling a security in an orderly arms-length transaction. Investments are categorized based on a three-level valuation hierarchy for measurement and disclosure of fair value. The valuation hierarchy is based upon the transparency of inputs used to measure fair value. The three levels are as follows:

•  Level 1 — quoted prices in active markets for identical securities.

•  Level 2 — quoted prices for identical or similar assets in markets that are not active or  other significant observable inputs (including yield, quality, coupon rate, maturity, issue type, quoted prices for similar securities, prepayment speeds, trading characteristics, etc.).

MUTUAL OF AMERICA LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED STATUTORY FINANCIAL STATEMENTS (Continued)
December 31, 2011, 2010 and 2009

2. Investments (Continued)

•  Level 3 — significant unobservable inputs (including the assumptions in determining the fair value of investments).

The Company has determined the fair value inputs used to measure all of its assets that are considered financial instruments, which includes fixed maturity securities, common stocks, cash and short-term investments, mortgage loans, policy loans, other invested assets and Separate Account funds whose net asset values are calculated on a daily basis. Cash, short-term investments, common stocks, investments in publicly traded mutual funds that are registered with the Securities and Exchange Commission and Separate Account assets were determined to be Level 1. The vast majority of the Company's fixed maturity securities (bonds and notes), and all of its policy loans, other invested assets and private-placement common stock were determined to be Level 2. Finally, certain fixed maturity securities, the guaranteed funds transferrable and mortgage loans representing less than 1% of the total, for which quoted market prices were unavailable or an inactive market for the security currently exists, were determined to be Level 3. The inputs used for valuing these securities are not necessarily an indication of the risk associated with investing in those securities.

The following tables provide fair value information at December 31, 2011 and 2010 about the Company's assets that are considered financial instruments:

December 31, 2011 Financial Instrument	Level 1	Level 2	Level 3	Total
Bonds and notes	$—	$7,409.3	$26.9	$7,436.2
Common stocks	42.3	2.5	—	44.8
Cash and short-term investments	7.1	—	—	7.1
Guaranteed funds transferrable	—	—	30.3	30.3
Mortgage loans	—	—	1.3	1.3
Policy loans	—	101.3	—	101.3
Separate Accounts assets	5,899.9	—	—	5,899.9
Total	$5,949.3	$7,513.1	$58.5	$13,520.9
December 31, 2010 Financial Instrument	Level 1	Level 2	Level 3	Total
Bonds and notes	$—	$6,821.8	$58.8	$6,880.6
Common stocks	39.0	2.4	—	41.4
Cash and short-term investments	18.1	—	—	18.1
Guaranteed funds transferrable	—	—	36.0	36.0
Mortgage loans	—	—	1.8	1.8
Policy loans	—	96.6	—	96.6
Separate Accounts assets	6,471.4	—	—	6,471.4
Total	$6,528.5	$6,920.8	$96.6	$13,545.9

The book value of Level 3 securities declined from $96.6 million at December 31, 2010, to $58.5 million at December 31, 2011, primarily as a result of the sale of two securities during the year that had an adjusted fair value of $16.6 million and $2.5 million, respectively. The company realized capital gains

MUTUAL OF AMERICA LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED STATUTORY FINANCIAL STATEMENTS (Continued)
December 31, 2011, 2010 and 2009

2. Investments (Continued)

on these sales of $3.3 million and $2.5 million, respectively, which are included in net income in 2011. Furthermore, as previously discussed in Note 1, one additional security in this group, with an unadjusted book value of $12.0 million was determined to be an NAIC Class six at December 31, 2011 and a $7.7 million adjustment to report this security at the lower of amortized cost or fair value was recorded. The fair value of the remaining securities classified as Level 3 decreased by $5.1 million in 2011 as a result of the redetermination of the fair value of these securities during the year. The guaranteed funds transferrable and the mortgage loan asset balances declined due to the receipt of scheduled principal payments during the year. There were no additional securities added to the Level 3 classification during 2011.

In determining the fair value of Level 3 bonds and notes, the Company utilized expected cash flows provided by an independent valuation service together with discount rate and default factor assumptions commensurate with the current credit rating of such securities and consistent with those that would be used in pricing similar types of securities based upon market conditions that existed at December 31, 2011 and 2010.

Unrealized Gains and Losses

At December 31, 2011 and 2010, net unrealized (depreciation) appreciation reflected in surplus consisted of the following:

December 31 (in millions)	2011	2010	Change	2010	2009	Change
Equity securities (common and preferred stock)	$7.6	$8.8	$(1.2)	$8.8	$2.0	$6.8
Bonds and notes	(16.8)	(11.7)	(5.1)	(11.7)	—	(11.7)
Guaranteed funds transferable	(1.5)	(1.5)	—	(1.5)	(1.5)	—
Net unrealized (depreciation) appreciation	$(10.7)	$(4.4)	$(6.3)	$(4.4)	$.5	$(4.9)

Net unrealized depreciation related to the Company's bonds and equity securities increased by $6.3 million during the year as shown above. The net unrealized appreciation of $7.6 million related to equity securities at December 31, 2011, consists of $8.0 million of gross unrealized gains and $.4 million of gross unrealized losses, of which none of the unrealized losses are less than 12 months old. The net unrealized appreciation of $8.8 million related to equity securities at December 31, 2010, consisted of $8.9 million of gross unrealized gains and $.1 million of gross unrealized losses, of which $.1 million of the unrealized losses were greater than 12 months old.

During 2010, Regulation No. 172 was amended to adopt the accounting change and new disclosure requirements set forth in Statement of Statutory Accounting Principles No. 100 (SSAP No. 100) titled Fair Value Measurements, under which the criteria used to determine the fair value of certain types of investment securities was changed. As a result of this change in 2010, the Company recorded an $11.7 million unrealized loss to adjust the carrying value of certain loan-backed securities in the portfolio to their estimated current fair value. These securities had an adjusted book value of $27.5 million prior to the recognition of this unrealized loss. At December 31, 2011, an additional unrealized loss of $5.1 million was recorded to adjust these securities to their estimated fair value. SSAP No. 100 also

MUTUAL OF AMERICA LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED STATUTORY FINANCIAL STATEMENTS (Continued)
December 31, 2011, 2010 and 2009

2. Investments (Continued)

established the valuation hierarchy for measuring fair value and establishes disclosure requirements about fair value.

The following is an analysis of the fair values and gross unrealized losses as of December 31, 2011 and 2010, aggregated by fixed maturity category and length of time that the securities were in a continuous unrealized loss position. As shown in the table below, total gross unrealized losses as of December 31, 2011 and 2010, were $15.4 million and $37.5 million, respectively and the majority of such losses related to corporate and U.S. Treasury securities. These unrealized losses arise primarily from general changes in interest rates and credit spreads, which are still wider than historical norms, despite having narrowed considerably during 2011 and are not due to fundamental credit problems that exist with the specific issuers.

The tables that follow exclude $6.8 billion and $5.7 billion at December 31, 2011 and 2010, respectively, of fair value of fixed maturity securities in an unrealized gain position.

	Twelve Months or Less			Twelve Months or Greater
	Fair Value	Unrealized Losses	Number of Issues	Fair Value	Unrealized Losses	Number of Issues
December 31, 2011 (in millions)
Fixed maturities:
Mortgage- and asset-backed securities:
Residential mortgage-backed securities	$28.2	$.2	8	$9.1	$.1	5
Commerical mortgage-backed securities	—	—	—	—	—	—
Other asset-backed securities	1.1	—	1	6.4	.1	2
Total	$29.3	$.2	9	$15.5	$.2	7
U.S. Treasury securities and obligations of U.S. government corporations and agencies	8.5	—	2	—	—	—
Obligations of states and political subdivisions	—	—	—	—	—	—
Debt securities issued by foreign governments	—	—	—	—	—	—
Corporate securities	264.5	7.1	29	277.8	7.9	14
Total	$302.3	$7.3	40	$293.3	$8.1	21

MUTUAL OF AMERICA LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED STATUTORY FINANCIAL STATEMENTS (Continued)
December 31, 2011, 2010 and 2009

2. Investments (Continued)

	Twelve Months or Less			Twelve Months or Greater
	Fair Value	Unrealized Losses	Number of Issues	Fair Value	Unrealized Losses	Number of Issues
December 31, 2010 (in millions)
Fixed maturities:
Mortgage- and asset-backed securities:
Residential mortgage-backed securities	$352.6	$8.6	34	$2.8	$.1	3
Commerical mortgage-backed securities	—	—	—	—	—	—
Other asset-backed securities	3.1	—	1	3.7	.1	2
Total	$355.7	$8.6	35	$6.5	$.2	5
U.S. Treasury securities and obligations of U.S. government corporations and agencies	245.9	10.5	6	—	—	—
Obligations of states and political subdivisions	—	—	—	—	—	—
Debt securities issued by foreign governments	2.0	—	1	1.5	.1	1
Corporate securities	459.3	13.3	27	152.6	4.8	13
Total	$1,062.9	$32.4	69	$160.6	$5.1	19

Realized Capital Gains and Losses

Net realized capital gains (losses) reflected in the statements of operations for the years ended December 31, 2011, 2010 and 2009, were as follows:

December 31 (in millions)	2011	2010	2009
Bonds and notes	$3.3	$—	$(4.5)
Equity securities (common and preferred stock)	.9	.9	(1.4)
Policy loans	—	—	(.1)
Net realized capital gains (losses)	$4.2	$.9	$(6.0)

At December 31, 2011 and 2010, the book value and fair value of the Company's mortgage-backed and asset-backed securities portfolio totaled $2.8 billion and $2.8 billion, and $3.0 billion and $2.9 billion, respectively, of which approximately 95% in both years are U.S. government agency guaranteed instruments. Investments in loan-backed and asset-backed securities are carried at amortized cost, except for those securities rated as class 6 by the NAIC, which are carried at lower of amortized cost or fair value.

During the fourth quarter of 2009, Regulation No. 172 was amended to adopt Statement of Statutory Accounting Principles No. 43R (SSAP No. 43R), "Accounting for Loan-Backed and Structured Securities" under which the other than temporary impairment criteria used to evaluate mortgage-backed and asset-backed securities was revised to require that estimated cash flows considered in the fair value determination be discounted. In applying this new accounting standard during the fourth quarter of

MUTUAL OF AMERICA LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED STATUTORY FINANCIAL STATEMENTS (Continued)
December 31, 2011, 2010 and 2009

2. Investments (Continued)

2009, the Company recognized $15.4 million of other than temporary impairment losses on certain asset-backed securities with a book value, prior to the write-downs, of approximately $44.2 million, as a result of the present value of expected cash flows being less than the amortized cost basis of the securities. These write-downs adjusted the book value of these bonds to their fair value at December 31, 2009, and recognize that the Company has the intent and ability to hold these securities. During 2010, the Company was not required to recognize any additional other than temporary impairments.

Sales of investments in fixed maturity securities resulted in $30.8 million and $49.9 million of net interest rate related gains being accumulated in the IMR in 2011 and 2010, respectively, as follows:

December 31 (in millions)	2011	2010	2009
Fixed maturity securities Proceeds	$1,971.4	$2,355.5	$2,797.4
Gross realized gains	39.7	50.3	25.6
Gross realized losses	(8.9)	(.4)	(20.1)

During 2011 and 2010, $19.3 million and $16.3 million, respectively, of the IMR was amortized and included in net investment income.

Sales of investments in equity securities resulted in $.9 million of net capital gains in both 2011 and 2010 being recognized in net income as follows:

December 31 (in millions)	2011	2010	2009
Equity securities Proceeds	$4.9	$35.8	$1.5
Gross realized gains	1.1	1.0	.2
Gross realized losses	(.2)	(.1)	(1.6)

Maturities

The statement and fair values of investments in fixed maturity securities by contractual maturity (except for mortgage-backed securities, which are stated at expected maturity) at December 31, 2011, are shown below. Expected maturities may differ from contractual maturities because borrowers may have the right to prepay obligations with or without prepayment penalties.

December 31, 2011 (in millions)	Statement Value	Fair Value
Due in one year or less	$399.1	$406.9
Due after one year through five years	2,655.3	2,815.7
Due after five years through 10 years	3,294.0	3,513.1
Due after 10 years	652.2	703.4
Total	$7,000.6	$7,439.1

3. Guaranteed Funds Transferable

In 1980, Mutual of America terminated a reinsurance arrangement and assumed direct ownership of funds held by John Hancock Mutual Life Insurance Company ("Hancock"), the former reinsurer, and direct liability for the contractual obligations to policyholders. The liability to such policyholders is included as insurance and annuity reserves in the consolidated statutory statements of financial condition.

MUTUAL OF AMERICA LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED STATUTORY FINANCIAL STATEMENTS (Continued)
December 31, 2011, 2010 and 2009

3. Guaranteed Funds Transferable (Continued)

The principal amount of the funds held by the former reinsurer is guaranteed to earn at least 3.125% per year.

The guaranteed funds are transferable to Mutual of America over time through 2030 and are stated at the total principal amount of future guaranteed transfers to Mutual of America of $30.3 million and $36.0 million at December 31, 2011 and 2010, respectively. The actual interest and other allocated investment earnings related to this contract amounted to $1.5 million, $2.0 million and $2.4 in 2011, 2010 and 2009, respectively, and are included in net investment income.

4. Real Estate

Real estate consists primarily of an office building that Mutual of America purchased for its corporate headquarters. The Company occupies approximately one-third of this office building as its corporate headquarters and leases the remaining space. Depreciation expense was $8.6 million, $8.4 million and $8.4 million in 2011, 2010 and 2009, respectively.

5. Pension Plan and Postretirement Benefits

Pension Benefit and Other Benefit Plans

The Company has a qualified, non-contributory defined benefit pension plan covering virtually all employees. Benefits are generally based on years of service and final average earnings. The Company's funding policy is to contribute annually, at a minimum, the amount necessary to satisfy the funding requirements under the Employee Retirement Income Security Act of 1974 ("ERISA"). The Company also maintains a non-qualified defined benefit pension plan which provides benefits to employees whose total compensation exceeds the maximum allowable compensation limits for qualified retirement plans under ERISA.

The Company has two defined benefit postretirement plans covering substantially all salaried employees. Postretirement benefit plan expense required to be recorded under this plan was $4.7 million, $3.0 million and $1.9 million in 2011, 2010 and 2009, respectively. Employees may become eligible for such benefits upon attainment of retirement age while in the employ of the Company and upon satisfaction of service requirements. One plan provides medical and dental benefits and the second plan provides life insurance benefits. The postretirement plans are contributory for those individuals who retire with less than 25 years of eligible service, with retiree contributions adjusted annually, and contain other cost-sharing features, such as deductibles and coinsurance. All benefit plans are underwritten by Mutual of America.

MUTUAL OF AMERICA LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED STATUTORY FINANCIAL STATEMENTS (Continued)
December 31, 2011, 2010 and 2009

5. Pension Plan and Postretirement Benefits (Continued)

The components of net periodic benefit costs as calculated in the January 1, 2011, 2010 and 2009 plan valuations are as follows:

	Pension Benefits			Other Benefits
December 31 (in millions)	2011	2010	2009	2011	2010	2009
Service cost	$13.1	$12.4	$10.9	$2.3	$1.6	$1.3
Interest cost on Projected Benefit Obligation (PBO)	14.6	15.7	16.5	1.9	1.4	1.5
Expected return on plan assets	(21.6)	(19.6)	(18.0)	—	—	—
Prior services costs	1.3	1.3	—	.6	.1	(.1)
Amortization of unrecognized net loss (gain)	12.7	12.4	14.2	(.1)	(.1)	(.8)
Settlement loss	3.6	—	2.3	—	—	—
Net benefit expense	$23.7	$22.2	$25.9	$4.7	$3.0	$1.9

During 2011 and 2009 pension expense included $3.6 million and $2.3 million, respectively of settlement losses, resulting from the level of lump-sum benefit payments made from the non-qualified plan during the year exceeding the plan's interest and service costs. During 2010, there were no settlement losses recognized.

The changes in the PBO and plan assets are as follows:

	Pension Benefits		Other Benefits
December 31 (in millions)	2011	2010	2011	2010
Change in PBO
PBO, beginning of year	$292.3	$279.9	$37.2	$25.6
Service cost	13.1	12.4	2.3	1.6
Interest cost	14.6	15.7	1.9	1.4
Plan amendment	—	—	—	—
Change in assumptions	12.1	10.9	2.6	3.2
Actuarial loss (gain)	11.0	(2.8)	4.0	8.1
Benefits and expenses paid	(27.2)	(23.8)	(3.3)	(2.7)
PBO, end of year	$315.9	$292.3	$44.7	$37.2
	Pension Benefits		Other Benefits
December 31 (in millions)	2011	2010	2011	2010
Change in Plan Assets
Plan assets, beginning of year	$215.8	$199.4	$—	$—
Employer contributions	10.0	13.6	—	—
Return on plan assets	.1	26.6	—	—
Benefits and expenses paid	(27.2)	(23.8)	—	—
Plan assets, end of year	198.7	215.8	—	—
Plan assets (lower than) PBO	$(117.2)	$(76.5)	$(44.7)	$(37.2)

MUTUAL OF AMERICA LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED STATUTORY FINANCIAL STATEMENTS (Continued)
December 31, 2011, 2010 and 2009

5. Pension Plan and Postretirement Benefits (Continued)

At December 31, 2011 and 2010, all of the pension plan assets are invested in several of the investment funds offered by the Company's Separate Accounts and in the Company's General Account, and consisted of approximately 80% in equity investments and 20% in fixed-income investments. A distribution of plan assets by investment objective as of December 31, 2011 and 2010 is as follows:

December 31 (in millions)	2011	2010
Fixed Income Funds	$30.1	$28.7
Equity Funds:
Index	88.6	86.6
Growth	25.4	28.3
Balanced	24.1	26.4
Total Level 1 Investments	$168.2	$170.0
General Account	30.5	45.8
Total Plan Assets	$198.7	$215.8

The underlying investments funds of the Separate Accounts are based on quoted market prices within an active market and as such are classified as Level 1. Amounts held in the General Account are valued at contract value which is equal to fair value. Amounts held in the General Account are considered to be cash equivalents and are not subject to fair value evaluation. For financial reporting purposes, the prepaid benefit cost at December 31, 2011 and 2010, has been classified as a non-admitted asset. The prepaid (accrued) benefit cost is as follows:

	Pension Benefits		Other Benefits
December 31 (in millions)	2011	2010	2011	2010
Plan assets (lower than) PBO	$(117.2)	$(76.5)	$(44.7)	$(37.2)
Unrecognized prior service cost	4.0	5.2	(.4)	(.4)
Unrecognized net loss from past experience different from that assumed	158.8	130.6	22.6	16.6
Prepaid (accrued) benefit cost, end of year	$45.6	$59.3	$(22.5)	$(21.0)

The Company funds the qualified non-contributory defined benefit pension plan in accordance with the requirements of ERISA. Plan assets at fair value for the qualified pension plan were $168.1 million and $173.0 million at December 31, 2011 and 2010, respectively. The actuarial present value of accumulated benefits for the qualified and non-qualified pension plans were $211.3 million and $189.3 million, and $42.6 million and $43.6 million, at December 31, 2011 and 2010, respectively. Since the accumulated benefit obligation for the defined benefit pension plans of $253.9 million and $232.9 million at December 31, 2011 and 2010, respectively, exceeded the fair value of plan assets by $55.2 million and $17.1 million at December 31, 2011 and 2010, respectively, the Company increased the additional minimum liability by $38.1 million in 2011 as a direct reduction to the Company's surplus. The additional minimum liability decreased by $4.6 million at December 31, 2010.

The Company made contributions to its defined benefit plans of $10.0 million, $13.6 million and $13.4 million in 2011, 2010 and 2009, respectively. The Company estimates that it will make a contribution

MUTUAL OF AMERICA LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED STATUTORY FINANCIAL STATEMENTS (Continued)
December 31, 2011, 2010 and 2009

5. Pension Plan and Postretirement Benefits (Continued)

of approximately $10 million to these plans in 2012. Benefits expected to be paid from these plans total $20.9 million in 2012, $16.7 million in 2013, $34.6 million in 2014, $40.2 million in 2015 and $17.7 million in 2016. The aggregate benefits expected to be paid in 2017 through 2021 total approximately $135.1 million. The calculation of expected benefits is based on the same assumptions used to measure the Company's benefit obligation at December 31, 2011.

The assumptions used in determining the aggregate projected benefit obligation for pension and other benefit plans were as follows:

	Pension Benefits			Other Benefits
Weighted average assumptions at December 31	2011	2010	2009	2011	2010	2009
Discount rate	4.50%	5.00%	5.50%	4.50%	5.00%	5.50%
Rate of compensation increase	4.00%	4.00%	4.00%	4.00%	4.00%	4.00%
Expected return on plan assets	9.50%	9.50%	9.50%

The Company's overall expected long-term rate of return on plan assets was determined based upon the current projected benefit payout period and the current mix of plan investments, which generally consists of approximately 80% in equity investments and 20% in fixed-income investments. The Company believes that this investment mix properly matches the plan's benefit obligations. The equity component of the expected long-term rate of return was determined using a combination of the actual rate of return of equities (net of inflation) and an inflation-adjusted equity rate of return (assuming an inflation rate of 4%) based upon historical 30-year rolling averages (with the most recent five years more heavily weighted).

The health care cost trend rate assumption has an effect on the amounts reported. The assumption is 7.0% for 2012, 6.5% for 2013, 6.0% for 2014, 5.5% for 2015, 5.0% for 2016 and 5.0% for 2017 and beyond. For example, increasing the assumed health care cost trend rate by 1.0% each year would increase the accumulated postretirement obligation for the plan as of December 31, 2011, by $1.5 million and the aggregate of the service and interest cost components of the net periodic benefit cost for 2011 by $.2 million. Benefits expected to be paid from this plan total $4.3 million in 2012, $4.5 million in 2013, $5.1 million in 2014, $5.5 million in 2015 and $6.0 million in 2016. Aggregated benefits expected to be paid in the period 2017 through 2021 total approximately $33.9 million. The calculation of expected benefits is based on the same assumptions used to measure the Company's benefit obligation at December 31, 2011.

Savings and Other Incentive Plans

All employees may participate in a Company-sponsored savings plan under which the Company matches a portion of the employee's contributions up to 6% of salary. The Company contributed $2.5 million in 2011, 2010 and 2009, respectively. The Company also has a long-term performance-based incentive compensation plan for certain employees and directors. Shares under this plan are granted each year and generally vest over a three-year period. The value of such shares is equal to the number of shares multiplied by the current share price, which is determined by the level of total assets of the Company. A financial performance threshold measure must also be met in order to receive a payout at the end of the third year. The total expense incurred related to these plans was $10.1 million, $11.0 million and

MUTUAL OF AMERICA LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED STATUTORY FINANCIAL STATEMENTS (Continued)
December 31, 2011, 2010 and 2009

5. Pension Plan and Postretirement Benefits (Continued)

$6.9 million in 2011, 2010 and 2009, respectively. At December 31, 2011 and 2010, the accrued liability related to these plans was $20.4 million and $19.9 million, respectively.

6. Commitments and Contingencies

Rental expenses approximated $24.7 million, $25.1 million and $24.0 million as of December 31, 2011, 2010 and 2009, respectively. The approximate minimum rental commitments under non-cancelable operating leases are as follows: $4.0 million in 2012; $3.8 million in 2013; $3.2 million in 2014; $2.9 million in 2015; $2.5 million in 2016 and $2.3 million in 2017 and beyond. Such leases are principally for leased office space and certain data processing equipment, furniture and communications equipment. Certain office space leases provide for adjustments relating to changes in real estate taxes and other expenses.

The Company is involved in various legal actions that have arisen in the course of the Company's business. In the opinion of management, the ultimate resolution with respect to such lawsuits, as well as other contingencies, will not have a material adverse effect on the Company's consolidated financial statements.

7. Federal Income Taxes

Effective January 1, 1998, Mutual of America's pension business became subject to federal income tax. Mutual of America files its federal income tax return on a separate company basis. Mutual of America's non-insurance subsidiaries file a consolidated income tax return.

Regulation No. 172 requires New York-domiciled insurers to adopt certain deferred income tax accounting principles as their prescribed basis of accounting. These principles require that a deferred tax asset (DTA) or deferred tax liability (DTL) be established for temporary differences between the tax and statutory reporting bases of assets and liabilities. The change in Mutual of America's net DTA must be recorded as a separate component of gains and losses in surplus.

During the fourth quarter of 2009, Statement of Statutory Accounting Principles No. 10R, "Income Taxes" (SSAP No. 10R) was issued and Regulation No. 172 was amended to adopt this change in accounting principles for the year ending December 31, 2009. SSAP No. 10R now permits net DTAs to be recorded as an admitted asset to the extent that such an amount will be realized within three years, subject to a maximum admitted asset equal to 15% of statutory surplus and to the Company's risk based capital ratio exceeding certain thresholds. The incremental increase in the admitted DTA in 2009 arising from the application of SSAP No. 10R was $33.3 million. In addition, the non-insurance subsidiaries adopted FASB guidance under ASC 740, "Income Taxes," which was formerly referred to as FIN 48, "Accounting for Uncertainty in Income Taxes" in 2009.

Net DTAs are permitted to be recorded as an admitted asset to the extent that the amount will be realized within three years, subject to a maximum admitted asset equal to 15% of statutory surplus and to the Company's risk based capital ratio exceeding certain thresholds.

MUTUAL OF AMERICA LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED STATUTORY FINANCIAL STATEMENTS (Continued)
December 31, 2011, 2010 and 2009

7. Federal Income Taxes (Continued)

A reconciliation of the income tax (expense) recognized in the Company's consolidated statutory financial statement of operations to the amount obtained by applying the statutory tax rate of 35% to net gain from operations before federal income taxes follows:

	December 31 ($ in millions)
	2011	2010	2009
Net gain from operations	$45.9	$16.5	$1.8
Statutory rate	35%	35%	35%
Tax at statutory rate	(16.1)	(5.8)	(.6)
IMR amortization	6.7	5.7	3.0
Realized capital (gains) losses	(1.5)	(.3)	2.1
Net capital gains (losses) deferred in IMR	(13.5)	(17.5)	(5.8)
Change in non-admitted assets	6.5	(5.7)	(49.5)
Change in Mutual of America's net DTA	8.7	26.2	52.4
Other	5.6	(3.2)	(1.2)
Federal income tax (expense)	$(3.6)	$(.6)	$.4
Effective tax rate	7.8%	3.6%	22.2%

The federal income tax expense of $3.6 million in 2011 and $.6 million in 2010 and the federal income tax benefit of $.4 million in 2009 relates primarily to the Company's non-insurance subsidiaries.

The components of the net DTA recognized in the Company's statement of financial condition are as follows:

	December 31 ($ in millions)
	2011	2010
Total gross DTAs excluding unrealized (gains) losses	$293.1	$311.5
Statutory valuation allowance adjustment	—	—
Total adjusted gross DTAs excluding unrealized (gains) losses	$293.1	$311.5
Total gross DTLs excluding unrealized (gains) losses	(37.9)	(47.6)
Mutual of America's net DTA	255.2	263.9
Tax effect of unrealized (gains) losses	3.2	1.0
DTA nonadmitted	(199.1)	(211.3)
Mutual of America's net admitted DTA	59.3	53.6
Non-insurance Subsidiaries	5.0	7.9
Total net DTAs	$64.3	$61.5

At December 31, 2011, the gross DTA including the tax effect of unrealized losses of $296.3 million includes $262.9 million of ordinary DTAs and $33.4 million of capital DTAs. As shown in the above table, Mutual of America's net admitted DTA increased by $5.7 million during 2011, of which $3.4 million related to the incremental increase arising from the application of Statement of Statutory Accounting Principles No. 10R, "Income Taxes" (SSAP No. 10R). The $59.3 million and $53.6 million of net admitted DTA at December 31, 2011 and 2010, includes $41.5 million and $38.1 million,

MUTUAL OF AMERICA LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED STATUTORY FINANCIAL STATEMENTS (Continued)
December 31, 2011, 2010 and 2009

7. Federal Income Taxes (Continued)

respectively, related to the incremental increase arising from the application of SSAP No. 10R and are expected to be realized within three years of the financial statement date.

The tax effects of temporary differences that give rise to a significant portion of the DTAs and DTLs arise from the differing statutory and tax-basis treatment of assets and liabilities, insurance and annuity reserves, realized capital gains and losses on investment transactions, non-admitted assets and net operating loss carryforwards. Included in such differences are items resulting from transition rules under the Code as of January 1, 1998, which accompanied the change in taxation of Mutual of America's pension business. The transition rules will continue to moderate Mutual of America's current tax expense over the next several years. As such, Mutual of America incurred a federal income tax expense of $.7 million in 2011 and $.3 million in 2010. The other $2.9 million in 2011 and $.3 million in 2010 of the tax expense shown on the Consolidated Statement of Operations and Surplus relates to the operating results of the Company's non-insurance subsidiaries. At December 31, 2011, the Company had consolidated net operating loss carryforwards of approximately $301.5 million, expiring at various dates between 2016 and 2029.

On July 21, 2009, Mutual of America executed a formal settlement with the IRS Appeals Division resolving all disputed adjustments related to the Company's tax deductions for certain intangible assets and for capital losses related to the sale of a holding company and a partnership interest for the tax years 2000 through 2005. At December 31, 2011 and 2010, Mutual of America's gross and net DTA's reflected the above IRS settlement. This settlement resulted in no tax due for the years under audit and had no impact on Mutual of America's surplus. On September 1, 2010, the IRS notified Mutual of America that it concluded its audit of the Company's 2006, 2007 and 2008 tax years and that no tax was due for the years examined.

8. Fair Value of Financial Instruments

The fair values of financial instruments have been determined using available market information and the valuation methodologies described below. Considerable judgment is often required in interpreting market data to develop estimates of fair value for financial instruments for which quoted market prices are not available or an inactive market for the instrument currently exists. Accordingly, certain fair values presented herein (refer to Note 2) may not necessarily be indicative of amounts that could be realized in a current market exchange. The use of different assumptions or valuation methodologies

MUTUAL OF AMERICA LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED STATUTORY FINANCIAL STATEMENTS (Continued)
December 31, 2011, 2010 and 2009

8. Fair Value of Financial Instruments (Continued)

may have a material effect on the estimated fair value amounts. Amounts related to the Company's financial instruments at December 31, 2011 and 2010 were as follows:

	2011		2010
	Statement Value	Fair Value	Statement Value	Fair Value
	(in millions)
ASSETS
Bonds and notes	$6,997.6	$7,436.2	$6,572.7	$6,880.6
Common stocks	44.8	44.8	41.4	41.4
Cash and short-term investments	7.1	7.1	18.1	18.1
Guaranteed funds transferable	30.3	35.3	36.0	39.1
Mortgage loans	1.3	1.3	1.8	1.8
Policy loans	101.3	101.3	96.6	96.6
LIABILITIES
Insurance and annuity reserves	$6,377.3	$6,562.6	$6,088.5	$6,180.8

Fixed Maturities and Equity Securities — Fair value for fixed maturities is determined by reference to market prices quoted by an independent pricing source. If quoted market prices are not available, fair value is determined using internal valuation models and techniques or based upon quoted prices for comparable securities. Fair value for equity securities is determined by reference to valuations quoted by an independent pricing organization.

Cash and Short-Term Investments — The carrying value for cash and short-term investments approximates fair values due to the short-term maturities of these instruments.

Guaranteed Funds Transferable — Fair value for guaranteed funds transferable is determined by reference to market valuations provided by the former reinsurer.

Mortgage Loans — Fair value for mortgage loans is determined by discounting the expected future cash flows using the current rate at which similar loans would be made to borrowers with similar credit ratings and remaining maturities.

Policy Loans — The majority of policy loans are issued with variable interest rates, which are periodically adjusted based on changes in rates credited to the underlying policies and therefore are considered approximate fair value.

Insurance and Annuity Reserves — Contractual funds not yet used to purchase retirement annuities and other deposit liabilities are stated at their cash surrender value. General Account policies are issued with variable interest rates that are periodically adjusted based on changes in underlying economic conditions. The fair value of immediate annuity contracts (approximately $1.0 billion at December 31, 2011, 2010 and 2009, respectively) was determined by discounting expected future retirement benefits using current mortality tables and interest rates based on the duration of expected future benefits. Weighted average interest rates of 3.81% and 4.36% were used at December 31, 2011 and 2010, respectively.

MUTUAL OF AMERICA LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED STATUTORY FINANCIAL STATEMENTS (Continued)
December 31, 2011, 2010 and 2009

9. Significant Differences Between Statutory Accounting Practices and Generally Accepted Accounting Principles (GAAP)

The accompanying financial statements are presented in conformity with statutory accounting practices prescribed or permitted by the New York Department ("statutory accounting"), which practices differ from GAAP. The significant variances between such practices and GAAP are described below. The Company has not computed the variance between Surplus and Net Income calculated in accordance with statutory accounting practices prescribed or permitted by the New York Department and GAAP, as there is no reporting requirement to do so and the costs involved exceed the benefits derived from these calculations. Generally, GAAP results in a more favorable presentation of the Company's financial condition.

Asset Valuations and Investment Income Recognition

GAAP requires the Company's bonds and notes to be classified as either held to maturity ("HTM") or available for sale ("AFS"); whereas for statutory accounting, no such classification is required. In addition, for GAAP, AFS bonds and notes are carried at their fair value with the unrealized gains and losses applied directly to equity; whereas for statutory accounting, all bonds and notes in good standing are carried at their amortized cost.

Realized capital gains and losses, net of applicable taxes, arising from changes in interest rates are recognized in income currently for GAAP accounting, rather than accumulated in the IMR and amortized into income over the remaining life of the security sold for statutory accounting.

A general formula-based Asset Valuation Reserve is recorded for statutory accounting purposes, whereas such a reserve is not required under GAAP.

For statutory accounting, certain assets, principally net deferred income tax assets not expected to be realized within three years, furniture and fixtures and prepaid expenses are excluded from the statement of financial condition by a direct charge to surplus; whereas under GAAP, such assets are carried at cost, net of accumulated depreciation.

Policy Acquisition Costs

Under GAAP, policy acquisition costs that are directly related to and vary with the production of new business are deferred and amortized over the estimated life of the applicable policies, rather than being expensed as incurred, as required under statutory accounting.

Insurance and Annuity Reserves

Under statutory accounting practices, the interest rates and mortality and morbidity assumptions used are those which are prescribed or permitted by the New York Department. Under GAAP, for annuities, the interest rate assumptions used are generally those assumed in the pricing of the contract at issue; for disability benefits, the interest rates assumed are those anticipated to be earned over the duration of the benefit period. Mortality and morbidity assumptions are based on Company experience.

Premium Recognition

Insurance contracts that do not subject the insurer to significant mortality or morbidity risk are considered, under GAAP, to be primarily investment contracts. GAAP requires all amounts received

MUTUAL OF AMERICA LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED STATUTORY FINANCIAL STATEMENTS (Continued)
December 31, 2011, 2010 and 2009

9. Significant Differences Between Statutory Accounting Practices and Generally Accepted Accounting Principles (GAAP) (Continued)

from policyholders under these investment contracts to be recorded as a policyholder deposit rather than as premium income.

Deferred Income Taxes

GAAP requires that a deferred tax asset or liability be established to provide for temporary differences between the tax and financial reporting bases of assets and liabilities. Statutory accounting adopted similar accounting principles, except that deferred income tax assets (net of any required valuation allowance) are recognized for statutory accounting only to the extent that they can be utilized within three years; whereas for GAAP, all such assets are recognized (net of any required valuation allowance) regardless of when they will be utilized. All changes in deferred income tax assets or liabilities are recorded directly as a charge or benefit to surplus for statutory accounting purposes.

Cash and Short-Term Investments

The Statements of Cash Flows are presented in accordance with statutory accounting. This reporting format differs from GAAP, which requires a reconciliation of net income to net cash from operating activities. The statutory Statements of Cash Flows include changes in cash and short-term investments and also certain non-cash related changes.

10. Subsequent Events

The Company has evaluated subsequent events through March 20, 2012, the date the financial statements were available to be issued, and no events have occurred subsequent to the balance sheet date and before the date of evaluation that would require disclosure.

PART C

OTHER INFORMATION

Item 24. Financial Statements and Exhibits

(a)	Financial Statements

The following financial statements are included in Part B of this Post-Effective Amendment on Form N-4:

Mutual of America Separate Account No. 2

Independent Registered Public Accounting Firm’s Report

Financial Statements for Years Ended December 31, 2011 and 2010

Mutual of America Life Insurance Company

Independent Registered Public Accounting Firm’s Report

Financial Statements for Years Ended December 31, 2011, 2010 and 2009

(b)	Exhibits

(1)	Copy of the resolution of the depositor establishing the registrant. (1)

(2)	Not Applicable.

(3)	Copy of Underwriting and Administration Agreement between Mutual of America Life Insurance Company and Mutual of America Separate Account No. 2., dated June 15, 1984. (1)

(4) (a)(i)	Form of Group Annuity Contract - 403(b) Thrift. (1)

(a)(ii)	Form of Group Annuity Contract - 403(b) - Amendment (4)

(b)	Form of Group Annuity Contract - Defined Contribution. (1)

(5) (a)	Form of Group Annuity Application - 403(b) Thrift. (1)

(b)	Form of Group Annuity Application - Defined Contribution. (1)

(6)	Bylaws of Mutual of America Life Insurance Company. (1)

(7)	Not Applicable.

(8) (a)(i)	Amended and Restated Participation Agreement between Scudder Variable Life Investment Fund and Mutual of America Life Insurance Company, dated March 15, 1985. (2)

(a)(ii)

Amendment to Amended and Restated Participation Agreements between Scudder Variable Life Investment Fund (now known as “DWS Variable Series I”) and Mutual of America Life Insurance Company and the American Life Insurance Company of New York dated as of April 12, 2007. (1)

(b)(i)	Fund Participation Agreement Separate Account No. 2 between Mutual of America Life Insurance Company, Investors Research Corporation and TCI Portfolios, Inc., dated December 30, 1988. (1)

(b)(ii)

Amendment No. 1 to the Fund Participation Agreement - Separate Account No. 2 between Mutual of America Life Insurance Company, Investors Research Corporation and TCI Portfolios, Inc., dated as of May 1, 1989. (1)

(b)(iii)	Amendment No. 2 to the Fund Participation Agreement - Separate Account No. 2 between Mutual of America Life

Insurance Company, American Century Variable Portfolios, Inc., and American Century Investment Management, Inc., dated as of January 3, 2000. (1)

(b)(iv)

Amendment No. 3 to the Fund Participation Agreement - Separate Account No. 2 between Mutual of America Life Insurance Company, American Century Variable Portfolios, Inc., and American Century Investment Management, Inc., dated as of January 2, 2002. (1)

(b)(v)

Amendment to the Fund Participation Agreements between Mutual of America Life Insurance Company, American Century Variable Portfolios, Inc., and American Century Investment Management, Inc., dated as of December 22, 2004. (1)

(c)(i)	Participation Agreement among the Vanguard Variable Insurance Fund, Vanguard Group, Inc., Vanguard Marketing Corporation and Mutual of America Life Insurance Company, dated as of April 29, 2005. (3)

(c)(ii)

Amendment to Participation Agreement between Vanguard Variable Insurance Fund, The Vanguard Group, Inc., Vanguard Marketing Corporation and Mutual of America Life Insurance Company, dated as of March 29, 2007. (1)

(d)	Shared Funding Agreement for Separate Accounts with Calvert Distributors, Inc., dated as of February 28, 2001. (2)

(e)	Amended and Restated Participation Agreement among Variable Insurance Products Funds, Fidelity Distributors Corporation and Mutual of America Life Insurance Company, dated as of April 29, 2005. (3)

(f)	Participation Agreement among Oppenheimer Variable Account Funds, Oppenheimer Funds, Inc. and Mutual of America Life Insurance Company, dated as of April 29, 2005. (3)

(9)	Opinion and consent of counsel as to the legality of the securities being registered. (1)

(10)	Consent of KPMG, LLP. (6)

(11)	Not Applicable.

(12)	Not Applicable.

(13)	Powers of Attorney. (5)

(1)

Filed with Post-Effective Amendment No. 32 to Registration Statement for Mutual of America Separate Account No. 2 on Form N-4 (File No. 033-11023) on April 30, 2007. As incorporated herein by reference.

(2)

Filed with Post-Effective Amendment No. 23 to Registration Statement for Mutual of America Separate Account No. 2 on Form N-4 (File No. 033-05609) on April 19, 2001. As incorporated herein by reference.

(3)

Filed with Post-Effective Amendment No. 29 to Registration Statement for Mutual of America Separate Account No. 2 on Form N-4 (File No. 033-11023) on April 29, 2005. As incorporated herein by reference.

(4)

Filed with Post-Effective Amendment No. 35 to Registration Statement for Mutual of America Separate Account No. 2 on Form N-4 (File No. 033-11023) on April 30, 2009. As incorporated herein by reference.

(5)

Filed with Post-Effective Amendment No. 37 to Registration Statement for Mutual of America Separate Account No. 2 on Form N-4 (File No. 033-05609) on April 30, 2011. As incorporated herein by reference.

(6)	Filed herewith (File No. 033-11023).

Item 25. Directors and Officers of the Depositor

Positions and Offices
Name and Principal Business Address*	With Depositor
Thomas J. Moran	Chairman of the Board, President and Chief Executive Officer
John R. Greed	Director, Senior Executive Vice President and Chief Financial Officer
Clifford L. Alexander, Jr.	Director
Kimberly A. Casiano	Director
Roselyn P. Epps, M.D.	Director
Earle H. Harbison, Jr.	Director
Maurine Haver	Director
Frances R. Hesselbein	Director
LaSalle D. Leffall, Jr., M.D.	Director
Senator Connie Mack	Director
Robert J. McGuire	Director
Roger Porter	Director
Peter J. Powers	Director
General Dennis J. Reimer	Director
Elie Wiesel	Director

Officers-Directors

Name and Principal Business Address*	Positions and Offices With Depositor
Thomas J. Moran	Chairman, President and Chief Executive Officer
John R. Greed	Director, Senior Executive Vice President and Chief Financial Officer

Other Officers

Name and Principal Business Address*	Positions and Offices With Depositor

Jeffrey M. Angelo	Executive Vice President, Corporate Communications and Strategic Planning
Nicholas A. Branchina	Senior Vice President, Budget and Cost Accounting
Maria L. Brophy	Senior Vice President, Corporate Accounting and Risk Management
Jeremy J. Brown	Executive Vice President and Chief Actuary
James Buckland	Senior Vice President, Purchasing
Katherine Cannizzaro	Senior Vice President, Claims Administration and Plan Conversion
Anne Marie Carroll	Senior Vice President and Associate General Counsel
Sean Carroll	Senior Vice President, Facilities Management
Tanisha L. Cash	Senior Vice President, Human Resources
Thomas Ciociano	Senior Vice President, Employee Benefits
Michael E. Conway	Senior Vice President, Human Resources
William S. Conway	Senior Executive Vice President and Chief Operating Officer
John S. Corrigan	Executive Vice President, Internal Audit
Barbara Crane	Senior Vice President, Communication Development and Corporate Events
Nicholas S. Curabba	Senior Vice President and Associate General Counsel
Carson J. Dunbar, Jr.	Senior Vice President, Corporate Services
Chris W. Festog	Senior Vice President and Deputy Treasurer
Michael Gallagher 1150 Broken Sound Parkway NW, Boca Raton, FL 33487-3598	Senior Vice President, Direct Response and Technical Communications
Harold J. Gannon	Senior Vice President, Corporate Tax
Robert Giaquinto, 1150 Broken Sound Parkway NW, Boca Raton, FL 33487-3598	Executive Vice President, MIS Operations
Thomas E. Gilliam	Executive Vice President and Assistant to the President and Chief Executive Officer

Jared Gutman	Executive Vice President, Administrative Technical Services and Chief Privacy Officer
Thomas A. Harwood	Senior Vice President, Human Resources
Edward J. T. Kenney	Executive Vice President, External Affairs
Robert Kordecki	Senior Vice President, Key Client Relations
Nicole Lanni	Senior Vice President, Technical Services
Daniel LeSaffre	Executive Vice President, Human Resources and Corporate Services
Kathryn A. Lu	Executive Vice President and Chief Compliance Officer
John R. Luebs	Senior Vice President, Human Resource Services
Thomas L. Martin	Executive Vice President and Deputy General Counsel
James McCutcheon	Senior Vice President and Associate General Counsel
Dennis McManus	Senior Vice President, Billing and Regulatory Services/Life Disability Claims
George L. Medlin	Executive Vice President and Treasurer
Christopher Miseo	Senior Vice President and Director of Accounting and Financial Reporting
Lynn N. Nadler 1150 Broken Sound Parkway NW, Boca Raton, FL 33487-3598	Senior Vice President, Training

Peter Nicklin	Senior Vice President, Special Projects, and Assistant to the Chief Information Officer
Michael O’Grady	Senior Vice President, Strategic Planning
Paul O’Hara	Senior Vice President, Competition and Research
William Rose	Executive Vice President and Chief Marketing Officer
James J. Roth	Executive Vice President and General Counsel
Scott H. Rothstein	Executive Vice President and Deputy General Counsel
Dennis J. Routledge	Senior Vice President, LAN/Telecommunications
Robert W. Ruane	Senior Vice President, Proposal Development
Myron Schlanger	Senior Vice President and Associate Treasurer
William G. Shannon	Senior Vice President, Financial Advisory Services
Walter W. Siegel	Senior Vice President and Actuary
Joan M. Squires	Executive Vice President and Chief Information Officer
Anne M. Stanard 1150 Broken Sound Parkway NW, Boca Raton, FL 33487-3598	Senior Vice President, Human Resources
Mary-Clare Swanke	Senior Vice President, Product Development and Production, Corporate Communications
John Terwilliger 1150 Broken Sound Parkway NW, Boca Raton, FL 33487-3598	Senior Vice President, Facilities Management
Eldon Wonacott 1150 Broken Sound Parkway NW, Boca Raton, FL 33487-3598	Senior Vice President, Advertising, Direct Response and Telemarketing

* The business address of all officers is 320 Park Avenue, New York, New York 10022-6839, unless otherwise noted. The business address of all directors is c/o Mutual of America, 320 Park Avenue, New York, New York 10022-6839.

Item 26. Persons Controlled By or Under Common Control with the Depositor or the Registrant

The registrant is a separate account of Mutual of America Life Insurance Company (“Mutual of America”) under the New York Insurance law. Under said law the assets allocated to the separate account are the property of Mutual of America.

As a New York mutual life insurance company, no person has the direct or indirect power to control Mutual of America except by virtue of a person’s capacity as a director or executive officer. Each holder of an in-force insurance policy or annuity contract issued by Mutual of America has the right to vote for the election of directors of Mutual of America at annual elections and upon other corporate matters where policyholders’ votes are taken.

Mutual of America wholly owns the following companies:

•              Mutual of America Holding Company, Inc., a Delaware corporation (see below), and

•              Mutual of America Foundation, a New York not-for-profit corporation.

Mutual of America Holding Company, Inc. wholly owns the following companies:

•              Mutual of America Securities Corporation, a Delaware corporation, and

•              Mutual of America Capital Management Corporation, a Delaware corporation.

Mutual of America’s consolidated financial statements include all the above subsidiaries except Mutual of America Foundation.

Mutual of America, through its separate accounts, owns substantially all of the outstanding shares of Mutual of America Investment Corporation, a Maryland corporation registered under the 1940 Act as a management investment company.

Mutual of America currently owns a significant amount, but less than a majority, of the outstanding shares of Mutual of America Institutional Funds, Inc., a Maryland corporation registered under the 1940 Act as a management investment company whose shares are publicly offered to institutional investors.

Item 27. Number of Contractowners

As of March 31, 2012, there were 356,393 owners in Separate Account No. 2, 145,982 of whom were attributable to Contracts registered under SEC File No. 2-90201; 207,090 of whom were attributable to Contracts registered under SEC File No. 33-11023; and 3,321 of whom were attributable to Contracts registered under SEC File No. 33-5609, all of which are qualified.

Item 28. Indemnification

Charter of Depositor. The Charter of Mutual of America provides in substance that no director or officer shall be personally liable for damages for any breach of duty as a director except when a judgment or other final adjudication establishes that the director’s acts or omissions were in bad faith, involved intentional misconduct or were acts or omissions the director knew or reasonably should have known violated New York Insurance Law or a specific standard of care imposed on directors directly by the New York Insurance Law, or which constituted a knowing violation of any other law or allowed the director to personally gain a financial profit or other advantage to which the director was not legally entitled.

By Laws of Depositor. The By-Laws of Mutual of America provide for the indemnification of present and former officers and directors of the Company (a “person”) against judgments, fines, amounts paid in settlement and reasonable expenses, including attorneys’ fees actually and reasonably incurred, if the person acted in good faith and for a purpose which the person necessarily believed to be in the best interests of the Company, and, with respect to any criminal action or proceeding, had no reasonable cause to believe said conduct was unlawful. Expenses incurred in defending a civil, criminal, administrative or investigative action, suit or proceeding, or threat thereof, may be paid by the Company in advance of the final disposition of such action, suit or proceeding upon an undertaking by or on behalf of the person to repay such amount if it is ultimately determined that such person is not entitled to be indemnified by the Company.

Insurance. Coverage for officers and directors of Mutual of America is provided under an Investment Management insurance policy issued by Chartis, with excess coverage by CNA, The Hartford, and Chartis, to Mutual of America Life Insurance Company et al. The aggregate limit of liability under the primary policy per year is $10 million, with a $1,000,000 deductible per entity insured and no deductible for individual insureds. The deductible for life insurance company fiduciary liability coverage (errors and omissions) is $1,000,000 for the entity.

Undertaking. Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer, or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 29. Principal Underwriters

(a)                     Mutual of America Life Insurance Company, the depositor and principal underwriter of the Registrant, also acts as depositor and principal underwriter of Mutual of America Separate Account No. 3 and as principal underwriter of the Mutual of America Investment Corporation, and The American Separate Account No. 2 and The American Separate Account No. 3 of Wilton Reassurance Life Company of New York, formerly known as The American Life Insurance Company of New York.

(b)                    The name, business address and position of each senior officer and director of Mutual of America are listed in Item 25 above.

(c)                     The principal underwriter receives no compensation or commissions from the registrant for its services in distributing the variable insurance contracts.

Item 30. Location of Accounts and Records.

Registrant’s books and records are maintained primarily at 320 Park Avenue, New York, NY 10022. Certain records are maintained at Mutual of America’s Financial Transaction Processing Center, 1150 Broken Sound Parkway NW, Boca Raton, FL 33487-3598.

Item 31. Management Services.

Not applicable.

Item 32. Undertakings

The Insurance Company represents that the fees and charges deducted under the Contracts, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by the Insurance Company.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the registrant certifies that it meets all the requirements for effectiveness of this post-effective amendment to its Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and that it has duly caused this post-effective amendment to its Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, the State of New York, on the 27th day of April, 2012.

MUTUAL OF AMERICA SEPARATE ACCOUNT NO. 2 (REGISTRANT)

MUTUAL OF AMERICA LIFE INSURANCE COMPANY (DEPOSITOR)

By:	/S/ JOHN R. GREED
John R. Greed
Senior Executive Vice President and Chief Financial Officer

Pursuant to the requirements of the Securities Act of 1933, this post-effective amendment to the Registration Statement has been signed below by the following persons in the capacities indicated on April 27, 2012.

Signature	Title

*	Chairman of the Board, President and Chief Executive
Thomas J. Moran	Officer; Director (Principal Executive Officer)

/s/ JOHN R. GREED
John R. Greed	Senior Executive Vice President and Chief Financial Officer; Director

*
Clifford L. Alexander, Jr.	Director

*
Kimberly A. Casiano	Director

*
Roselyn P. Epps, M.D.	Director

*
Earle H. Harbison, Jr.	Director

*
Maurine Haver	Director

*
Frances R. Hesselbein	Director

*
Lasalle D. Leffall, Jr., M.D.	Director

*
Connie Mack, III	Director

*
Robert J. McGuire	Director

*
Roger Porter	Director

*
Peter J. Powers	Director

*
Dennis J. Reimer	Director

*
Elie Wiesel	Director

*By:	/s/ JOHN R. GREED
John R. Greed
Attorney-in-Fact

List of Exhibits

EX-99(10)	Consent of KPMG, LLP